UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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NIELSEN HOLDINGS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

July 8, 2022

Proposed Acquisition of Nielsen—Your vote is very important

Dear Fellow Nielsen Shareholder:

As previously announced, on March 28, 2022, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales with registration number 09422989, whose registered office is at 5th Floor Endeavour House, 189 Shaftesbury Avenue, London, WC2H 8JR, United Kingdom (the “Company” or “Nielsen”), entered into a Transaction Agreement (the “Transaction Agreement”) with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (“Parent”), and Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent (“Purchaser”) (collectively, the “Purchasing Entities”), pursuant to which Purchaser will acquire the entire issued and to be issued share capital of Nielsen (other than (i) certain Nielsen ordinary shares held in the name of or beneficially owned by Parent, Purchaser, as well as Elliott Associates, L.P., Elliott International, L.P., Brookfield Asset Management Inc. and Brookfield Capital Partners VI L.P. (collectively, the “Equity Investors”) and their respective affiliates or any subsidiary undertaking of Parent, Purchaser or their respective affiliates (but excluding the Nielsen ordinary shares in the name of or beneficially owned by Purple Green Investment Pte. Ltd. and its affiliates immediately prior to the Scheme Record Time (as defined in the proxy statement)) and (ii) any Nielsen ordinary shares held in treasury (the “Excluded Shares”)) in accordance with the provisions of U.K. court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the U.K. Companies Act 2006 (the “Companies Act”), further details of which are set out in the proxy statement that follows this letter (the “proxy statement”). The Excluded Shares (other than any Nielsen ordinary shares held in treasury) will be contributed to Purchaser by the relevant affiliates of Purchaser or the Equity Investors.

Approval of the Acquisition (as defined in the Transaction Agreement) requires Nielsen shareholder approval and the sanction of the High Court of Justice in England and Wales (the “U.K. Court”). Before the U.K. Court’s sanction can be sought for the Scheme, the Scheme requires the approval of Nielsen shareholders at two shareholder meetings. The purpose of the Scheme is to provide for Purchaser to acquire all of the issued and to be issued Nielsen ordinary shares other than the Excluded Shares. This is to be achieved by means of an automatic transfer of all of the outstanding Nielsen ordinary shares subject to the Scheme, the consideration for which will be $28.00 per Nielsen ordinary share in cash, without interest (the “Offer Consideration”), less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends (as defined in the Transaction Agreement)) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

You are cordially invited to attend two special meetings of Nielsen shareholders in connection with the Acquisition. The first shareholder meeting, which is convened by the U.K. Court, the “Court Meeting,” will be held on August 9, 2022, at 8:15 a.m. Eastern time. The second shareholder meeting, which is referred to as the “Special Meeting,” will be held on August 9, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded, adjourned or postponed). You may attend both meetings online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010. To participate virtually in the Court Meeting and the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of each meeting.

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At the Court Meeting, you will be asked to consider and vote upon the Scheme. At the Special Meeting, you will be asked to consider and vote on the following resolutions, each of which shall be conditional upon the Scheme having been approved by the requisite majorities at the Court Meeting (together, the “Company Proposals”): (i) a proposal to (a) authorize the members of the Board of Directors of Nielsen (the “Board”) to take necessary actions for carrying the Scheme into effect, (b) amend Nielsen’s articles of association, (c) direct the Board to deliver the order of the U.K. Court sanctioning the Scheme under Section 899(1) of the Companies Act (once obtained) to the Registrar of Companies for England and Wales in accordance with the provisions of the Scheme and the laws of England and Wales and (d) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this clause (d) having the meanings set forth in the Transaction Agreement) (the “Articles Amendment and Scheme Implementation Proposal”) and (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement (the “Compensation Proposal”).

Pursuant to the Transaction Agreement, and subject to the terms and conditions set forth therein, at the effective time of the Scheme (the “Effective Time”), all outstanding ordinary shares of Nielsen, €0.07 nominal value per share (the “Nielsen ordinary shares”) except the Excluded Shares, will be transferred from the Company’s shareholders to Purchaser and/or its nominee(s) in accordance with the provisions of the Scheme and the laws of England and Wales, and the Scheme Shareholders (as defined in the Scheme) will receive the consideration of $28.00 per Nielsen ordinary share in cash, without interest (the “Offer Consideration”), less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

The Board, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting.

Accordingly, the Board unanimously recommends that you vote “FOR” the Scheme and “FOR” both of the Company Proposals presented in the proxy statement.

The Scheme must be approved by a majority in number of the Shareholders of Record (as defined in the proxy statement) as of the Voting Record Time (as defined in the proxy statement) representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting, either in person or by proxy at the Court Meeting. The Articles Amendment and Scheme Implementation Proposal requires at least 75% of the votes cast at the Special Meeting to be voted in favor thereof, whereas the Compensation Proposal requires a simple majority of the votes cast at the Special Meeting to be voted in favor thereof.

The enclosed proxy statement provides detailed information about the Court Meeting, the Special Meeting, the Transaction Agreement, the Scheme and the Acquisition and the approvals required and conditions to be satisfied or waived in order for the Acquisition to be completed. A copy of the Transaction Agreement is attached as Annex A to the proxy statement.

The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the Transaction Agreement and the Acquisition. You should carefully read and consider the entire

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enclosed proxy statement and its annexes, including, but not limited to, the Transaction Agreement, as they contain important information about, among other things, the Acquisition and how it affects you. In considering the recommendation of the Board, you should be aware that certain directors and executive officers of Nielsen may be impacted by the Acquisition in ways which are different from or additional to those of Nielsen shareholders generally—see the proxy statement for more details.

Shareholders of Record

Shareholders whose names appear in the Nielsen register of members are referred to in the proxy statement as “Shareholders of Record.” Shareholders of Record entitled to vote at each of the Court Meeting and the Special Meeting may vote online, by telephone or in person at the applicable meeting or may appoint another person or persons, whether Nielsen shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and/or vote at the Court Meeting and the Special Meeting, as applicable. Because the proxy statement relates to two separate Nielsen shareholder meetings, Shareholders of Record will receive two proxy cards—one proxy card labeled “Court Meeting Proxy Card” for use in respect of the Court Meeting and one card labeled “Special Meeting Proxy Card” for use in respect of the Special Meeting. If Shareholders of Record do not expect to attend the meetings online, by telephone or in person, it is important that their shares be represented by proxy. Nielsen urges Shareholders of Record to vote and submit their proxy electronically over the Internet or by telephone or by signing, dating and returning BOTH of the enclosed proxy cards in the accompanying reply envelope as soon as possible and so as to be received by August 8, 2022 by not later than 11:59 p.m. If you are a Shareholder of Record and you decide to attend the meetings whether in person, by telephone or online, you will be able to vote yourself, even if you have previously submitted your proxy.

Beneficial Owners

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for the Depository Trust Company) or whose interests in Nielsen ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in the proxy statement as “Beneficial Holders.” If you are a Beneficial Holder of Nielsen ordinary shares, only your broker, bank, trust or other nominee can vote or give instructions as to the voting of your Nielsen ordinary shares, and the vote cannot be cast unless you either (i) provide voting instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Nielsen ordinary shares as proxy for the Shareholder of Record. Because the proxy statement relates to two separate Nielsen shareholder meetings, Beneficial Holders will receive instructions regarding how to vote in respect of the Court Meeting and the Special Meeting. If you are a Beneficial Holder of Nielsen ordinary shares, please send your voting instructions to your broker, bank, trustee or nominee as soon as possible.

Your vote at each of the Court Meeting and the Special Meeting is very important, regardless of the number of Nielsen ordinary shares that you own. The proposed Acquisition cannot be completed unless the Scheme is approved at the Court Meeting and the Articles Amendment and Scheme Implementation Proposal is approved at the Special Meeting.

IN ORDER THAT THE U.K. COURT CAN BE SATISFIED THAT VOTES CAST AT THE COURT MEETING CONSTITUTE A FAIR AND REASONABLE REPRESENTATION OF THE OPINION OF THE SCHEME SHAREHOLDERS (AS DEFINED IN THE SCHEME), IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING.

For a list of important dates related to the Court Meeting and the Special Meeting, including the record dates for Beneficial Holders and Shareholders of Record and the date by which proxy cards or voting instructions must be returned, please see the “Expected Timetable of Principal Events” in the Summary section of the proxy statement.

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If you have any questions or need assistance voting your Nielsen ordinary shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

James A. Attwood Jr.

Chairperson of the Board of Nielsen

Neither the U.S. Securities and Exchange Commission, any state securities commission nor the U.K. Financial Conduct Authority has approved or disapproved the Acquisition, passed upon the merits or fairness of the Acquisition or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense. For the avoidance of doubt, the proxy statement is not intended to be, and is not, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the U.K. Financial Conduct Authority’s Handbook).

The accompanying proxy statement is dated July 8, 2022 and, together with the enclosed form of proxy cards, is first being sent to Shareholders of Record and Beneficial Holders on or about July 8, 2022. The proxy statement comprises an explanatory statement in compliance with Section 897 of the Companies Act.

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Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

July 8, 2022

NOTICE OF COURT MEETING

TO BE HELD ON AUGUST 9, 2022

IN THE HIGH COURT OF JUSTICE	CLAIM NO. CR-2022-001208

BUSINESS AND PROPERTY COURTS

OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF NIELSEN HOLDINGS PLC

AND

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an order dated June 27, 2022 made in the above matters, the High Court of Justice in England and Wales (the “U.K. Court”) has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares as of the Voting Record Time (each as defined in the Scheme (defined below)) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 between (i) Nielsen Holdings plc (“Nielsen” or the “Company”) and (ii) the holders of Scheme Shares (the “Scheme”), and that the Court Meeting will be held at 675 Avenue of the Americas New York, NY 10010 on August 9, 2022 at 8:15 a.m. Eastern time.

A copy of the Scheme and the explanatory statement required to be furnished pursuant to Part 26 of the Companies Act 2006 are incorporated in the proxy statement of which this notice forms part.

The Scheme will be subject to the subsequent sanction of the U.K. Court.

By the said order, the U.K. Court has appointed David Kenny or, failing him, James A. Attwood, Jr. or, failing him, any other director of the Company to act as Chair of the Court Meeting and has directed the Chair to report the result of the Court Meeting to the Court.

Shareholders of Record and Beneficial Holders

Shareholders whose names appear in the register of members of the Company are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Shareholders of Record at the Voting Record Time are entitled to attend and vote at the Court Meeting and may vote online, by telephone or in person at the Court Meeting or they may appoint another person or persons, whether a shareholder of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or that otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” If you are a Beneficial Holder, only your broker, bank, trust or other nominee can vote your Nielsen ordinary

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shares, and the vote cannot be cast unless you either (i) provide voting instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Nielsen ordinary shares as proxy for the Shareholder of Record.

All Shareholders of Record and Beneficial Holders at the close of business on June 29, 2022 and all Shareholders of Record at the Voting Record Time (as defined in the Scheme) will receive notice of the Court Meeting.

Right to Appoint a Proxy and Procedure for Appointment

A proxy card labeled “Court Meeting Proxy Card,” for use at the Court Meeting, has been provided with this Notice to Shareholders of Record. To be valid, Court Meeting Proxy Cards should be completed and returned in accordance with the instructions set out on the proxy card. It is requested that the Court Meeting Proxy Card (together with any power of attorney or other authority, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that you submit your proxy by telephone or through the Internet as soon as possible, and not later than 11:59 p.m. (Eastern time) on August 8, 2022. However, if not so lodged by the relevant time, Court Meeting Proxy Cards (together with any such authority, if applicable) may be completed and handed to the chair of the Court Meeting or to the Registrars of the meeting, on behalf of the chair of the Court Meeting, before the start of the Court Meeting.

A space has been included in the Court Meeting Proxy Card to allow Shareholders of Record to specify the number of Nielsen ordinary shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the Court Meeting to represent a Shareholder of Record. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact our proxy solicitor, Innisfree M&A Incorporated, at the contact information listed on page 24 of this proxy. If your Nielsen ordinary shares are held for you by a bank, broker, trust or other nominee, you should call your bank, broker, trust or other nominee.

Completion and return of a proxy card, or the appointment of a proxy by telephone or through the Internet, will not prevent a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person, by telephone or through the Internet at the Court Meeting, or any adjournment or postponement thereof, if such Shareholder of Record wishes and is entitled to do so as described in the attached proxy statement.

Beneficial Holders will receive instructions on how to vote from their broker, bank, trust or other nominee for the Court Meeting. Beneficial Holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such person to vote their Nielsen ordinary shares. Please note that holders of Nielsen ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.

If you are a Beneficial Holder then, as a matter of English law, your name is not entered in the Nielsen register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the Nielsen ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to the transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time. Beneficial Holders who wish to attend and vote directly at the Court Meeting should take care to send such stock transfer form in respect of their Nielsen ordinary shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time. You may only vote Nielsen ordinary shares held as a Beneficial Holder in person at the Court Meeting (provided such Nielsen ordinary shares are not Excluded Shares) if you obtain a “legal proxy” from your broker, bank, trust or other nominee.

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If you are a Shareholder of Record or a Beneficial Holder who has obtained a legal proxy and you wish to attend the Court Meeting in person, you must have a government-issued photo identification along with either your admission ticket (which is included in your Notice or proxy card) or proof of ownership of Nielsen ordinary shares as of the Voting Record Time. Proof of ownership may be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership as of the Voting Record Time;

•	A printout of the proxy distribution email (if you received your materials electronically); or

•	A voting instruction form.

For directions to attend the Court Meeting in person, go to: ir.nielsen.com or contact our Company Secretary at company.secretary@nielsen.com. We will be unable to admit anyone who does not present valid identification or refuses to comply with our security procedures. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the Court Meeting.

Even if you plan to attend the Court Meeting, to ensure that your Nielsen ordinary shares will be represented, we encourage you to sign, date and return the enclosed proxy cards in the accompanying prepaid reply envelope or grant your proxies electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Court Meeting and the Special Meeting—Voting at the Court Meeting and the Special Meeting”). If you attend the Court Meeting and vote by ballot, your vote will revoke any proxy previously submitted.

Voting Record Time

The entitlement of Shareholders of Record to attend, speak and vote at the Court Meeting or any adjournment or postponement thereof and the number of votes that may be cast at the Court Meeting will be determined by reference to the register of members of Nielsen at 6:00 p.m. (Eastern time) on July 26, 2022 or, if the Court Meeting is adjourned or postponed for more than ten (10) business days, at 6:00 p.m. (Eastern time) on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Court Meeting.

Beneficial Holder Record Date

Only Beneficial Holders as of the close of business on June 29, 2022, will be entitled to instruct their broker, bank, trust or other nominee how to vote their Nielsen ordinary shares at the Court Meeting.

Joint Holders

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person, through the Internet, by telephone or by proxy will be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority will be determined by the order in which the names stand in the register of members.

If you hold Nielsen ordinary shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the voting instructions received from you provided that your voting instructions are received by 11:59 p.m. (Eastern time) on August 4, 2022. Your voting instructions cannot be changed or revoked after that time, and the Nielsen ordinary shares you hold through the 401(k) plan cannot be voted online at the Court Meeting.

Unless you hold Nielsen ordinary shares through Nielsen’s 401(k) plan, you may revoke a previously delivered proxy at any time prior to the Court Meeting. You may vote online if you attend the Court Meeting online, and such online vote will be deemed to revoke any previously delivered proxy.

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Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), the accompanying proxy statement and related information prepared in connection with the Court Meeting and the Special Meeting are available at: www.proxyvote.com and www.ir.nielsen.com. You will need the 16-digit control number included on your Notice of Internet Availability or proxy card in order to access the proxy or voting instruction materials on www.proxyvote.com. These proxy or voting instruction materials will be available free of charge.

You may not use any electronic address provided in this Notice of the Court Meeting of Nielsen Shareholders or any related documentation to communicate with Nielsen for any purposes other than as expressly stated.

Corporate Representatives

As an alternative to appointing a proxy, under section 323 of the Companies Act 2006 any holder of Scheme Shares (as defined in the Scheme) which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

Voting on a Poll

In accordance with the Company’s articles of association and the directions of the U.K. Court, the vote on the Scheme will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. As soon as practicable after the Court Meeting, the results of the voting at the Court Meeting and the number of votes cast for and against in respect of each resolution will be made available online at ir.nielsen.com and a Current Report on Form 8-K reporting such results will be filed with the Securities and Exchange Commission.

YOUR VOTE IS IMPORTANT

Your vote at the Court Meeting is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the U.K. Court may be satisfied that there is a fair and reasonable representation of the opinion of holders of the Scheme Shares (as defined in the Scheme). You are encouraged to submit your votes as instructed in the Court Meeting Proxy Card or voting instructions for the Court Meeting as soon as possible.

DATED: July 8, 2022

Clifford Chance LLP

10 Upper Bank Street

London E14 5JJ

Solicitors for the Company

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Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

July 8, 2022

NOTICE OF SPECIAL MEETING

TO BE HELD ON AUGUST 9, 2022

Notice is hereby given that a general meeting of Nielsen Holdings plc (“Nielsen” or the “Company”) will be held on August 9, 2022 at 8:30 a.m. (Eastern time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) (such meeting, the “Special Meeting”). Holders of ordinary shares, nominal value €0.07 per share (the “Nielsen ordinary shares”), of Nielsen (the “Nielsen shareholders”) will be asked to consider and, if thought fit, pass the following resolutions (the “Proposals”) each of which shall be conditional upon the Scheme having been approved by the requisite majorities at the Court Meeting:

SPECIAL RESOLUTION: ARTICLES AMENDMENT AND SCHEME IMPLEMENTATION PROPOSAL

To consider and, if thought fit, (i) authorize, for the purpose of giving effect to the scheme of arrangement (the “Scheme”) between Nielsen and the holders of the Scheme Shares (as defined in the Scheme), the directors of Nielsen (or a duly authorized committee of the directors) to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect, (ii) amend the articles of association of Nielsen as set forth in the Articles Amendment and Scheme Implementation Proposal, (iii) direct the Company to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition and (iv) direct the Board of Directors of the Company that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement) (the “Articles Amendment and Scheme Implementation Proposal”).

ORDINARY RESOLUTION: COMPENSATION PROPOSAL

To consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation to be paid or which may become payable to named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable as more fully described in the proxy statement accompanying this notice (the “Compensation Proposal”).

The Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which under applicable law means that the affirmative vote of at least 75% of the votes cast at the Special Meeting. The Compensation Proposal will be proposed as an ordinary resolution, which under applicable law means that the resolution must be passed by a simple majority of votes cast at the Special Meeting, whether in person, through the Internet, by telephone or by proxy.

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These matters are more fully described (and the full text of each proposal is set out) in the sections of the proxy statement that follow this notice captioned “Articles Amendment and Scheme Implementation Proposal” and “Compensation Proposal”, which shall be deemed to form part of this notice. The Board believes that each of the Proposals being put to the shareholders would promote the success of Nielsen for the benefit of its shareholders as a whole. The Board unanimously recommends that you vote “FOR” each of the Proposals.

In accordance with Nielsen’s articles of association, all resolutions will be taken on a poll. Voting on a poll means that each share represented online or by proxy will be counted in the vote. The results of the polls taken on the Proposals at the Special Meeting and any other information required by the Companies Act will be made available on Nielsen’s website as soon as reasonably practicable following the Special Meeting and for a period of two years thereafter.

Shareholders of Record and Beneficial Holders

Shareholders whose names appear in the register of members of Nielsen are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Only Shareholders of Record at 6:00 p.m. (Eastern time) on July 26, 2022 (the “Voting Record Time”), are entitled to attend and vote at the Special Meeting, and they may vote in person, electronically or by telephone at the Special Meeting or they may appoint another person or persons, whether a Nielsen shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Special Meeting. If the Special Meeting is adjourned or postponed for more than ten (10) business days, the Voting Record Time will be at 6:00 p.m. (Eastern time) on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to entries on the Nielsen register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Special Meeting.

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” Only Beneficial Holders as of the close of business on June 29, 2022 will be entitled to instruct their broker, bank, trust or other nominee how to vote their Nielsen ordinary shares at the Special Meeting. If you are a Beneficial Holder, only your broker, bank, trust or other nominee can vote your Nielsen ordinary shares and the vote cannot be cast unless you either (i) provide voting instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Nielsen ordinary shares as proxy for the relevant Shareholder of Record. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Nielsen ordinary shares.

All Shareholders of Record and Beneficial Holders at the close of business on June 29, 2022 and all Shareholders of Record at the Voting Record Time (as defined in the Scheme) will receive notice of the Special Meeting.

Right to Appoint a Proxy and Procedure for Appointment

A proxy card labelled “Special Meeting Proxy Card,” for the Special Meeting, has been provided with this notice to Shareholders of Record. Instructions for its use are set out on the Special Meeting Proxy Card. To be valid, Special Meeting Proxy Cards should be completed and returned in accordance with the instructions set out on the proxy cards. It is requested that the Special Meeting Proxy Card (together with any power of attorney or other authority, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that your proxy be submitted by telephone or through the Internet as soon as possible, and not later than 11:59 p.m. (Eastern time) on August 8, 2022.

A space has been included in the Special Meeting Proxy Card to allow Shareholders of Record to specify the number of Nielsen ordinary shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the Special Meeting to represent a Shareholder of Record. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Innisfree M&A Incorporated, our proxy solicitor, at the contact information listed on page 24 of this proxy.

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Completion and return of a proxy card, or the appointment of a proxy through the Internet or by telephone, will not prevent a holder of Nielsen ordinary shares who is a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person or electronically or by telephone at the Special Meeting, or any adjournment or postponement thereof if such holder of Nielsen ordinary shares wishes and is entitled to do so as described in the accompanying proxy statement.

Beneficial Holders will receive instructions on how to vote from their broker, bank, trust or other nominee for the Special Meeting. Beneficial Holders should follow the directions provided by their broker, bank trust or other nominee for the Special Meeting. Please note that holders of Nielsen ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.

If you are a Beneficial Holder then, as a matter of English law, your name is not entered in the Company’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Special Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the Nielsen ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to Nielsen’s transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time. Beneficial Holders who wish to attend and vote directly at the Special Meeting should take care to send such stock transfer form in respect of their Nielsen ordinary shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time. You may only vote Nielsen ordinary shares held as a Beneficial Holder in person at the Special Meeting if you obtain a “legal proxy” from your broker, bank, trust or other nominee.

If you have returned a proxy card or otherwise voted, you may revoke prior voting instructions and cast your vote by following the procedures described in the accompanying proxy statement.

If you are a Shareholder of Record or a Beneficial Holder who has obtained a legal proxy and you wish to attend the Special Meeting in person, you must have a government-issued photo identification along with either your admission ticket (which is included in your Notice or proxy card) or proof of ownership of Nielsen ordinary shares as of the Voting Record Time. Proof of ownership may be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership as of the Voting Record Time;

•	A printout of the proxy distribution email (if you received your materials electronically); or

•	A voting instruction form.

For directions to attend the Special Meeting in person, go to: ir.nielsen.com or contact our Company Secretary at company.secretary@nielsen.com. We will be unable to admit anyone who does not present valid identification or refuses to comply with our security procedures. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the Special Meeting.

Even if you plan to attend the Special Meeting, to ensure that your Nielsen ordinary shares will be represented, we encourage you to sign, date and return the enclosed proxy cards in the accompanying prepaid reply envelope or grant your proxies electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Court Meeting and the Special Meeting—Voting at the Court Meeting and the Special Meeting”). If you attend the Special Meeting and vote by ballot, your vote will revoke any proxy previously submitted.

Voting Record Time

The entitlement of Shareholders of Record to attend, speak and vote at the Special Meeting or any adjournment or postponement thereof and the number of votes that may be cast at the Special Meeting will be

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determined by reference to the register of members of Nielsen at 6:00 p.m. (Eastern time) on July 26, 2022 or, if the Special Meeting is adjourned or postponed for more than ten (10) business days, at 6:00 p.m. (Eastern time) on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Special Meeting.

Beneficial Holder Record Date

Only Beneficial Holders as of the close of business on June 29, 2022 will be entitled to instruct their broker, bank, trust or other nominee how to vote their Nielsen ordinary shares at the Special Meeting.

Joint Holders

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person, through the Internet, by telephone or by proxy will be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority will be determined by the order in which the names stand in the register of members.

If you hold Nielsen ordinary shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the voting instructions received from you provided that your voting instructions are received by 11:59 p.m. (Eastern time) on August 4, 2022. Your voting instructions cannot be changed or revoked after that time, and the Nielsen ordinary shares you hold through the 401(k) plan cannot be voted online at the Special Meeting.

Unless you hold Nielsen ordinary shares through Nielsen’s 401(k) plan, you may revoke a previously delivered proxy at any time prior to the Special Meeting. You may vote online if you attend the Special Meeting online, and such online vote will be deemed to revoke any previously delivered proxy.

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), the accompanying proxy statement and related information prepared in connection with the Court Meeting and Special Meeting are available at: www.proxyvote.com and ir.nielsen.com. You will need the 16-digit control number included on your Notice of Internet Availability or proxy card in order to access the proxy or voting instruction materials on www.proxyvote.com. These proxy or voting instruction materials will be available free of charge.

You may not use any electronic address provided in this Notice of the Special Meeting of Nielsen shareholders or any related documentation to communicate with Nielsen for any purposes other than as expressly stated.

Corporate Representatives

As an alternative to appointing a proxy, under section 323 of the Companies Act 2006 any holder of Scheme Shares which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that if two or more corporate representatives purport to vote in respect of the same Nielsen ordinary shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.

YOUR VOTE IS IMPORTANT

Your vote at the Special Meeting is very important. Whether or not you plan to attend the Special Meeting, please submit the Special Meeting Proxy Card or voting instructions for the Special Meeting as soon as possible. For specific instructions on voting, please refer to the proxy statement accompanying this notice of meeting or the proxy cards and voting instructions included with the proxy voting materials.

BY ORDER OF THE BOARD

David Kenny, Chief Executive Officer

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE COURT MEETING OR THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING BOTH THE ENCLOSED PROXY CARDS AND RETURNING THEM IN THE POSTAGE-PAID ENVELOPE PROVIDED.

You may revoke your proxy or change your vote at any time before it is voted at the Court Meeting or the Special Meeting. For specific instructions on voting, please refer to the proxy statement accompanying this notice of meeting or the proxy cards and voting instructions included with the proxy voting materials.

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SUMMARY

This summary highlights selected information from this proxy statement related to the Acquisition and may not contain all of the information that is important to you with respect to the Acquisition, the Scheme and other matters being considered at the Court Meeting or the Special Meeting. To understand the Acquisition (as defined below) more fully and for a more complete description of the legal terms of the Acquisition, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Transaction Agreement (as defined below), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Acquisition and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Transaction Agreement is attached as Annex A to this proxy statement and the Scheme is attached as Annex B to this proxy statement. You should carefully read and consider the entire Transaction Agreement and the Scheme, which are the legal documents that govern the Acquisition.

Except as otherwise specifically noted in this proxy statement, “Nielsen,” “we,” “our,” “us,” the “Company” and similar words refer to Nielsen Holdings plc. Throughout this proxy statement, we refer to Neptune Intermediate Jersey Limited as “Parent,” Neptune BidCo US Inc. as “Purchaser,” Elliott Investment Management L.P., Evergreen Coast Capital Corporation and their affiliated funds as “Elliott” and Brookfield Business Partners L.P. and affiliates as “Brookfield.” We refer to Parent and Purchaser collectively as the “Purchasing Entities.” We refer to the consortium of private investment funds led by Evergreen, Elliott and Brookfield collectively as the “Consortium.” We refer to Elliott Associates, L.P., Elliott International, L.P., Brookfield Asset Management Inc. and Brookfield Capital Partners VI L.P. collectively as the “Equity Investors.”

In addition, throughout this proxy statement we refer to the Transaction Agreement dated as of March 28, 2022, by and among Nielsen, Parent and Purchaser as the “Transaction Agreement,” our ordinary shares, €0.07 nominal value per share as “Nielsen ordinary shares,” and the holders of Nielsen ordinary shares as “Nielsen shareholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Transaction Agreement.

Parties Involved in the Acquisition

Nielsen Holdings plc

Nielsen Holdings plc, together with its subsidiaries, serves the world’s media and content ecosystem and is a global leader in audience measurement, data and analytics. Through Nielsen’s understanding of people and their behaviors across all channels and platforms, Nielsen empowers its clients with independent and actionable intelligence so they can connect and engage with their audiences- now and into the future.

Nielsen provides a holistic and objective understanding of the media industry to its various client segments. Nielsen’s data is used by its publishing clients to understand their audiences, establish the value of their advertising inventory and maximize the value of their content. Nielsen’s data is used by its marketer and advertiser agency clients to plan and optimize their spend and is used by its content creator clients to inform decisions and identify trends.

An S&P 500 company, Nielsen has operations in more than 55 countries, with its registered office located in London, the United Kingdom and headquarters located in New York, United States.

Neptune Intermediate Jersey Limited

Neptune Intermediate Jersey Limited was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement and arranging of the equity and debt financing in connection with such transactions.

Neptune BidCo US Inc.

Neptune BidCo US Inc. was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.

The Acquisition

Upon the terms and subject to the conditions of the Transaction Agreement, Purchaser will acquire all of the Company’s issued and to be issued ordinary share capital (other than (i) certain Nielsen ordinary shares held in the name of or beneficially owned by Parent, Purchaser, the Equity Investors and their respective affiliates or any subsidiary undertaking of Parent, Purchaser or their respective affiliates (but excluding the Nielsen ordinary shares in the name of or beneficially owned by Purple Green Investment Pte. Ltd. and its affiliates immediately prior to the Scheme Record Time) and (ii) any Nielsen ordinary shares held in treasury (the “Excluded Shares”)) (the “Acquisition”) by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the Companies Act 2006 (the “Companies Act”) and the laws of England and Wales. The Excluded Shares (other than any Nielsen ordinary shares held in treasury) will be contributed to Purchaser by the relevant affiliates of Purchaser or the Equity Investors as part of the financing for the Acquisition. As a result of the Acquisition, Nielsen ordinary shares will no longer be publicly traded and will be delisted from the NYSE. In addition, Nielsen ordinary shares will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nielsen will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”). The Effective Time will occur upon the delivery of the order of the High Court of Justice in England and Wales (the “U.K. Court”) sanctioning the Scheme (the “Court Sanction”) under Section 899(1) of the Companies Act (the “Court Order”) to the Registrar of Companies for England and Wales (the “Companies House”) in accordance with the terms of the Scheme, at which time the Scheme will become effective. The terms and conditions of the Acquisition are contained in the Transaction Agreement and the Scheme, which are attached as Annex A and Annex B to this proxy statement, respectively. Please carefully read the Transaction Agreement and the Scheme, as they contain the legal terms that govern the Acquisition.

Offer Consideration

Treatment of Nielsen Ordinary Shares

At the Effective Time, each then outstanding Nielsen ordinary share (other than the Excluded Shares) shall be transferred from the Nielsen shareholders to Purchaser (and/or its nominees) in accordance with the provisions of the Scheme, the Transaction Agreement and the laws of England and Wales. The Nielsen shareholders shall cease to have any rights with respect to the Nielsen ordinary shares except their rights under the Scheme, including the right to receive $28.00 per Nielsen ordinary share, without interest (the “Offer Consideration”), less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends, as defined in the Transaction Agreement) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time. The Excluded Shares (other than any Nielsen ordinary shares held in treasury) will be contributed to the Purchaser by the relevant affiliates of Purchaser or the Equity Investors.

Treatment of Nielsen Equity Awards

At the Effective Time, each option to purchase Nielsen ordinary shares (a “Nielsen Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time, and each restricted stock unit award in respect of Nielsen ordinary shares, including any award of deferred stock units held by non-employee directors (a “Nielsen RSU Award”) that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (ii) the Offer Consideration. For purposes of clause (i) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

Material U.S. Federal Income Tax Consequences of the Acquisition

For U.S. federal income tax purposes, the receipt of cash in exchange for Nielsen ordinary shares pursuant to the Acquisition will be a taxable transaction, and a U.S. Holder (as defined under the section of this proxy statement captioned “The Acquisition—Material U.S. Federal Income Tax Consequences of the Acquisition”) will generally recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash that such U.S. Holder receives in the Acquisition and (ii) such U.S. Holder’s adjusted tax basis in the Nielsen ordinary shares surrendered in exchange therefor.

For more information, please see the section of this proxy statement captioned “The Acquisition—Material U.S. Federal Income Tax Consequences of the Acquisition.” You should consult your tax advisor regarding the particular tax consequences to you of the exchange of Nielsen ordinary shares for cash pursuant to the Acquisition in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).

Litigation Relating to the Acquisition

As of July 8, 2022, six lawsuits have been filed in federal and state court by purported Nielsen shareholders against Nielsen and members of the Board (collectively, the “Actions”) relating to the Acquisition. The Actions, in the order by which they were filed, are: O’Dell v. Nielsen Holdings PLC, et al., 1:22-cv-04340 (S.D.N.Y. May 26, 2022); Kuhn v. Nielsen Holdings PLC, et al., 1:22-cv-04352 (S.D.N.Y. May 26, 2022); Gonzalez v. Nielsen Holdings PLC, et al., 1:22-cv-03241 (E.D.N.Y. June 1, 2022); Levy v. Attwood, et al., Index No. 61244/2022 (N.Y. Sup. Ct. June 2, 2022); Hopkins v. Nielsen Holdings PLC, et al., 1:22-cv-03336 (E.D.N.Y. June 6, 2022); and Justice v. Nielsen Holdings PLC, et al., 1:22-cv-03338 (E.D.N.Y. June 6, 2022). The plaintiffs in the Gonzalez, Hopkins, and Justice Actions have since filed notices of voluntary dismissal and have sent demand letters to Nielsen making substantially the same allegations as were included in the complaints.

The Actions generally allege that the preliminary proxy statement filed by Nielsen in connection with the Acquisition misrepresented and/or omitted certain purportedly material information and assert violations of Sections 14(a) and 20(a) of the Exchange Act and the rules promulgated thereunder or negligent and fraudulent misrepresentation and concealment in violation of New York common law and breach of duty of disclosure under the laws of England and Wales. The alleged omissions relate to (i) certain financial projections of Nielsen, (ii) certain financial analyses of Nielsen’s financial advisors, (iii) the financial benefits to Nielsen executives and Board members from the Acquisition, (iv) the financial interests of Nielsen’s financial advisors, and (v) certain statements concerning the sales process. Plaintiffs generally seek, among other things, to enjoin Nielsen from consummating the Acquisition, or in the alternative, rescission of the Acquisition and/or compensatory damages, as well as attorney’s fees.

Nielsen believes that the allegations in the Actions are without merit. Additional lawsuits arising out of the Acquisition may also be filed in the future.

Regulatory Approvals Required for the Acquisition

HSR Act

Under the Transaction Agreement, the Acquisition cannot be completed until the waiting period applicable to the Acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), has expired or been terminated. The parties made the filings required under the HSR Act on April 11, 2022, and the waiting period expired on May 11, 2022.

Foreign Regulatory Approvals

Under the Transaction Agreement, the Acquisition is conditioned on the review, clearance, and/or approval of governmental entities pursuant to the competition and/or foreign investment laws of certain other jurisdictions, including, among others, the competition law of the European Union, and the foreign investment laws of Australia and the United Kingdom. Pursuant to the terms of Transaction Agreement, the parties submitted all such filings, or drafts thereof, on or before April 27, 2022.

Closing Conditions

The obligations of the parties to consummate the Acquisition are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following (the “Closing Conditions”):

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(i) the approval of the Scheme by a majority in number of the Scheme Shareholders (as defined in the Scheme) present and voting, either in person or by proxy, representing three-quarters or more in value of the Scheme Shares (as defined in the Scheme) held by such shareholders; and (ii) the approval of the Articles Amendment and Scheme Implementation Proposal by three-quarters or more of the votes cast at the Special Meeting;

•	the absence of any injunction or other order of a court of competent jurisdiction or law prohibiting the consummation of the Acquisition;

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the expiration or termination of the applicable waiting period under the HSR Act, as well as the receipt of certain specified foreign antitrust and foreign investment authorizations, clearances and/or approvals;

•	the receipt of the Court Sanction;

•	the delivery of the Court Order providing for the Court Sanction to the Companies House;

•	the accuracy of the representations and warranties contained in the Transaction Agreement (generally subject to certain materiality qualifiers); and

•	the performance and compliance in all material respects by the parties of their respective covenants required by the Transaction Agreement to be performed or complied with by such party.

Financing of the Acquisition

Parent has obtained debt and equity financing commitments for the purpose of financing the Acquisition, including payment of the Offer Consideration, any payments made in respect of equity compensation obligations, the payment of any debt contemplated or required to be repaid or otherwise satisfied in connection with the Acquisition, including the Company’s existing credit agreement (as well as the Company’s existing senior notes, if applicable) and paying related fees, costs and expenses (the “Acquisition Amounts”). The obligation of Parent and Purchaser to consummate the Acquisition is not subject to any financing condition.

Parent has entered into equity and rollover commitment letters (the “Equity Commitment Letters”) with the Equity Investors, pursuant to which the Equity Investors have committed to capitalize Purchaser, immediately prior to the Closing, with an aggregate equity contribution of up to approximately $5.19 billion and a rollover of 16,600,000 Nielsen ordinary shares subject to the terms and conditions set forth in the Equity Commitment Letters. The equity and rollover commitments are several (not joint) obligations of the Equity Investors.

The Equity Investors have executed limited guarantees in favor of Nielsen to guarantee, subject to certain limitations, the payment of the termination fee that may become payable by Parent under the terms of the Transaction Agreement and certain other expense and indemnification obligations of Parent under the Transaction Agreement.

In addition, (i) Bank of America, N.A., BofA Securities, Inc., Barclays Bank PLC, Mizuho Bank, Ltd., Credit Suisse AG, Credit Suisse International, Credit Suisse Loan Funding LLC, Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., HSBC Bank plc, KKR Capital Markets LLC, KKR Corporate Lending LLC, Nomura Securities International, Inc., Ares Capital Management LLC, Bank of Montreal, BMO Capital Markets Corp., Goldman Sachs Bank USA, Jefferies Finance LLC, Macquarie Capital (USA) Inc., Macquarie Capital Funding LLC, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, RBC Capital Markets, LLC, Truist Bank, Truist Securities, Inc., BNP Paribas, BNP Paribas Securities Corp., Canadian Imperial Bank of Commerce, New York Branch, CIBC World Markets Corp., Fifth Third Bank, National Association, MUFG Bank, Ltd., MUFG Union Bank, N.A., and MUFG Securities Americas Inc. (in each case together with, through, and/or on behalf of their applicable affiliates), have committed to provide debt financing for the Acquisition consisting of a $6.35 billion secured term loan facility, $650 million secured revolving facility, and a $2 billion secured bridge facility on the terms set forth in a debt commitment letter, dated as of May 6, 2022 (the “First Lien Debt Commitment Letter”), which amended and restated a debt commitment letter dated as of March 28, 2022, and (ii) Ares Capital Corporation, Ares Capital Management LLC, Carlyle Global Credit Investment Management, L.L.C., PSP Investments Credit USA LLC, Fortress Credit Corp., BC Partners Advisors L.P., BCP Special Opportunities Fund II Holdings LP, Grosvenor Capital Management LP, Oaktree Capital Management, L.P., GoldenTree Asset Management LP, Stone Point Credit Adviser LLC, and T. Rowe Price Associates, Inc. (in each case together with, through, and/or on behalf of their applicable affiliates), have committed to provide debt financing for the Acquisition consisting of a $2.15 billion second lien secured term loan facility on the terms set forth in a debt commitment letter, dated as of May 6, 2022 (the “Second Lien Debt Commitment Letter” and, together with the First Lien Debt Commitment Letter, collectively the “Debt Commitment Letters” and, together with the Equity Commitment Letters, the “Commitment Letters”).

The Court Meeting and the Special Meeting

Date, Time and Location

The Court Meeting will be held on August 9, 2022, at 8:15 a.m. Eastern time. The Special Meeting will be held on August 9, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed). You may attend both meetings electronically at

www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010. To participate virtually in the Court Meeting and the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of such meetings, respectively. If you encounter any difficulties accessing the Court Meeting or the Special Meeting during the check-in or meeting time, please contact the technical support number that will be posted on the virtual Court Meeting or Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Court Meeting or Special Meeting. If you have questions about or your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

Proposals

At the Court Meeting, Nielsen shareholders are being asked to consider and approve the Scheme (the “Court Scheme Proposal”). At the Special Meeting, Nielsen shareholders are being asked to consider and approve the following proposals (together, the “Company Proposals”):

1.

Articles Amendment and Scheme Implementation Proposal: To (i) authorize, for the purpose of giving effect to the Scheme between Nielsen and the holders of the Scheme Shares (as defined in the Scheme), the directors of Nielsen (or a duly authorized committee of the directors) to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect, (ii) amend the articles of association of Nielsen as set forth in the Articles Amendment and Scheme Implementation Proposal, (iii) direct the Company to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition and (iv) direct the Board of Directors of the Company that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement) (the “Articles Amendment and Scheme Implementation Proposal”); and

2.

Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement (the “Compensation Proposal”).

The approval of the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal (the “Company Shareholder Approval”) is, subject to certain exceptions, a condition to the closing of the Acquisition (the “Closing”), and as such the Scheme will not become effective if the Company Shareholder Approval is not received. Completion of the Acquisition is not conditioned on approval of the Compensation Proposal. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved and the Acquisition is completed, the compensation described in the Compensation Proposal may become payable, subject to only the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote on the Compensation Proposal.

Required Shareholder Approval

Before the Court Sanction can be sought for the Scheme, the Scheme must be approved by Nielsen shareholders at the Court Meeting. The Court Scheme Proposal must be approved by a majority in number of the

Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting, either in person or by proxy. The Excluded Shares cannot be voted at the Court Meeting.

Nielsen shareholders are also being asked to consider and approve the Articles Amendment and Scheme Implementation Proposal at the Special Meeting. The Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which means, provided that a quorum is present, that such proposal will be approved if at least 75% of the votes cast at the Special Meeting are voted in favor thereof. The Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast at the Special Meeting are voted in favor thereof. The Excluded Shares (other than any treasury shares) can be voted at the Special Meeting.

An abstention occurs when a Nielsen shareholder abstains from voting (either in person or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. In connection with the Special Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum. As abstentions and broker non-votes are not considered votes cast under the Companies Act, for the purposes of determining whether the Court Scheme Proposal and/or the Company Proposals have been approved in accordance with the Companies Act, abstentions and broker non-votes will not be counted in the calculation of the votes “FOR” and “AGAINST” the Court Scheme Proposal and/or the Company Proposals. The votes on each proposal are separate and apart from the votes on any of the other proposals. Accordingly, you may vote to approve certain of the proposals and vote not to approve other proposals.

As of the Beneficial Holder Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,185,052 Nielsen ordinary shares, representing approximately .61% of the Nielsen ordinary shares outstanding as of such date.

We currently expect that our directors and executive officers will vote (or instruct to vote) all of their respective Nielsen ordinary shares “FOR” the Court Scheme Proposal and both of the Company Proposals.

Record Date; Shares Entitled to Vote

Shareholders whose name appears in the register of members of Nielsen are referred to in this proxy statement as “Shareholders of Record.” Shareholders of Record at 6:00 p.m. (Eastern time) on July 26, 2022 (the “Voting Record Time”) are entitled to vote at the Court Meeting and the Special Meeting. If the Court Meeting or the Special Meeting are adjourned or postponed for more than ten (10) business days, the Voting Record Time will be at such time on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to entries on Nielsen’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Court Meeting and the Special Meeting.

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or whose interests in Nielsen ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in this proxy statement as “Beneficial Holders.” Only Beneficial Holders at the close of business on June 29, 2022 (the “Beneficial Holder Record Date”) will have the right to instruct their broker, bank, trust or other nominee how to vote their Nielsen ordinary shares at the Court Meeting and the Special Meeting. The Excluded Shares cannot be voted at the Court Meeting.

Shareholders of Record and Beneficial Holders at the close of business on June 29, 2022 (the “Notice Record Date”) and all Shareholders of Record at the Voting Record Time will receive notice of the Court Meeting and the Special Meeting. As of June 29, 2022, there were 359,834,341 Nielsen ordinary shares outstanding, held by 2 Shareholders of Record.

Quorum

For the Court Meeting, the U.K. Court must be satisfied that the votes cast are a fair and reasonable representation of the opinion of the holders of the Scheme Shares (as such term is defined in the Scheme). Two Nielsen shareholders present in person, by way of the Internet, by telephone or by proxy at the Special Meeting and entitled to vote constitute a quorum.

Recommendation of the Nielsen Board

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole; (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition; (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting; and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting.

Accordingly, the Board unanimously recommends that you vote “FOR” the Court Scheme Proposal and both of the Company Proposals.

Prior to the receipt of the Court Sanction (or in certain circumstances, prior to the receipt of the Company Shareholder Approval), under certain circumstances, the Board may change, qualify, modify, withhold, rescind or withdraw the foregoing recommendation under certain circumstances in response to an Intervening Event or in connection with a Company Superior Proposal (each as defined in the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change”). However, the Board cannot effect a Company Adverse Recommendation Change (as defined in the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change”) unless it complies with certain procedures in the Transaction Agreement, including, but not limited to, negotiating with Parent and its representatives in good faith over a four-business day period, after which the Board shall have (i) in the case of a Company Adverse Recommendation Change in connection with an Intervening Event, determined in good faith, after consultation with its outside legal counsel and outside financial advisors, that the failure of the Board to make a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law, and (ii) in the case of a Company Adverse Recommendation Change in connection with a Company Superior Proposal, determined that such Company Superior Proposal would continue to constitute a Company Superior Proposal. The termination of the Transaction Agreement by Parent in the event of a Company Adverse Recommendation Change, or by Nielsen in order to enter into a definitive agreement providing for a Company Superior Proposal, will result in the payment by Nielsen of a termination fee of $102 million. For more information, please see the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change.”

Shareholders should also note that, if the Articles Amendment and Scheme Implementation Proposal is approved by Nielsen shareholders at the Special Meeting, the Board need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the relevant Company Shareholder Approval is obtained (capitalized terms in this paragraph having the meanings set forth in the Transaction Agreement), as described in the “Articles Amendment and Scheme Implementation Proposal.”

Opinion of J.P. Morgan Securities LLC

Pursuant to an engagement letter, Nielsen retained J.P. Morgan Securities LLC (“J.P. Morgan”) as its financial advisor in connection with the proposed Acquisition.

At a meeting of the Board on March 28, 2022, J.P. Morgan rendered its oral opinion to the Board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the consideration to be paid to the Scheme Shareholders in the proposed Acquisition was fair, from a financial point of view, to the Scheme Shareholders. J.P. Morgan has confirmed its March 28, 2022 oral opinion by delivering its written opinion to the Board, dated March 28, 2022, that, as of such date, the consideration to be paid to the Scheme Shareholders in the proposed Acquisition was fair, from a financial point of view, to the Scheme Shareholders.

The full text of the written opinion of J.P. Morgan, dated March 28, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Nielsen shareholders are urged to read the opinion in its entirety.

J.P. Morgan’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Acquisition, was directed only to the consideration to be paid to the Scheme Shareholders in the proposed Acquisition and did not address any other aspect of the proposed Acquisition. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of Nielsen or as to the underlying decision by Nielsen to engage in the proposed Acquisition. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of J.P. Morgan’s written opinion. The opinion does not constitute a recommendation to any Nielsen shareholder as to how such shareholder should vote with respect to the proposed Acquisition or any other matter.

For more information, see the section of this proxy statement titled “The Acquisition—Opinion of J.P. Morgan Securities LLC.”

Opinion of Allen & Company LLC

Nielsen has engaged Allen & Company LLC (“Allen & Company”) as a financial advisor to Nielsen in connection with the Acquisition. In connection with this engagement, Allen & Company delivered a written opinion, dated March 28, 2022, to the Board as to the fairness, from a financial point of view and as of the date of such opinion, of the Offer Consideration to be paid to holders of Nielsen ordinary shares (other than, as applicable, Parent, Purchaser, Consortium members of such entities, and their respective affiliates) pursuant to the Transaction Agreement. The full text of Allen & Company’s written opinion, dated March 28, 2022, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex D and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Offer Consideration from a financial point of view and did not address any other terms, aspects or implications of the Acquisition. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Nielsen (or the Board or any committee thereof) should pursue in connection with the Acquisition or otherwise address the merits of the underlying decision by

Nielsen to engage in the Acquisition, including in comparison to other strategies or transactions that might be available to Nielsen or which Nielsen might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the Acquisition or otherwise.

Treatment of Nielsen Equity Awards

Each option to purchase Nielsen ordinary shares (a “Nielsen Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (2) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time.

Each restricted stock unit award, including any award of deferred stock units held by non-employee directors, in respect of Nielsen ordinary shares (a “Nielsen RSU Award”) that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (2) the Offer Consideration. For purposes of clause (1) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

Interests of Nielsen’s Executive Officers and Directors in the Acquisition

When considering the recommendation of the Board that you vote to approve the proposal to adopt the Transaction Agreement, Nielsen shareholders should be aware that Nielsen’s directors and executive officers may have interests in the Acquisition that are or may be different from, or in addition to, Nielsen shareholders more generally. In (1) evaluating and negotiating the Transaction Agreement, (2) approving the Transaction Agreement and the Acquisition and (3) recommending that the Transaction Agreement be adopted by Nielsen shareholders, the Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include:

•

at the Effective Time, each Nielsen Option and Nielsen RSU Award held by an executive officer or director will receive the treatment described in the section of this proxy statement captioned “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition”;

•

eligibility of Nielsen’s executive officers to receive severance payments and benefits under the Nielsen severance policy, as described in more detail in the section of this proxy statement captioned “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition”;

•

certain executive officers may enter into arrangements providing that, in the event that an executive officer receives any payments or benefits that are subject to tax under Section 4999 of the Code, the executive officer will receive a payment that puts the executive officer in the same after-tax position as though the tax under Section 4999 of the Code did not apply (“The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition”); and

•	continued indemnification and directors’ and officers’ liability insurance. (“The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition”).

The Go-Shop Period

Pursuant to the Transaction Agreement and subject to the conditions therein, during the period from the date of the Transaction Agreement and continuing until 11:59 p.m. (Eastern time) on May 12, 2022 (the “No-Shop

Period Start Date” and such period, the “Go-Shop Period”), Nielsen had the right to, among other things: (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, a bona fide proposal or offer for a merger, business combination or similar transaction involving the Company or the acquisition of more than 20% of Nielsen ordinary shares or consolidated assets (a “Company Takeover Proposal”); (ii) provide non-public or other information relating to the Company to a third party, subject to the entry into one or more acceptable confidentiality agreements; (iii) continue, enter into, maintain, participate or engage in discussions or negotiations with third parties and prospective debt and equity financing with respect to a Company Takeover Proposal; and (iv) cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Company Takeover Proposal.

The Go-Shop Period expired on May 12, 2022 without any party submitting a Company Takeover Proposal.

Restrictions on Solicitation of Alternative Proposals

Beginning on the No-Shop Period Start Date, with the exception of any “Excluded Party” (defined as a third party that submitted a Company Takeover Proposal that the Board determined prior to the end of the Go-Shop Period was or would reasonably be expected to lead to a Company Superior Proposal (defined as a Company Takeover Proposal with 50% substituted for the 20% threshold in the definition thereof which the Board determines in good faith after consultation with counsel to be more favorable to the Company and its shareholders than the transactions contemplated by the Transaction Agreement)), Nielsen may not: (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, a Company Takeover Proposal; (ii) participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, a Company Takeover Proposal; (iii) enter into any letter of intent, agreement or agreement in principle relating to or providing for a Company Takeover Proposal; or (iv) publicly approve, endorse or recommend any proposal that constitutes, or could reasonably be expected to lead to, a Company Takeover Proposal.

Notwithstanding the foregoing restrictions, prior to the receipt of the Court Sanction, or if the Articles Amendment and Scheme Implementation Proposal is approved by Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, if Nielsen receives a written Company Takeover Proposal from any person, and if the Board determines in good faith, after consultation with its counsel and advisors, that such Company Takeover Proposal constitutes or would reasonably be expected to lead to a Company Superior Proposal, then Nielsen and its representatives may (i) furnish, pursuant to an acceptable confidentiality agreement, information with respect to Nielsen and its subsidiaries to the person making such Company Takeover Proposal (provided that Parent is also provided any such non-public information which it has not already received on a substantially concurrent basis) and (ii) engage in or otherwise participate in discussions or negotiations with the person making such Company Takeover Proposal and its representatives regarding the Company Takeover Proposal; provided, that it will promptly (and in any event within 24 hours) notify Parent of its taking any such actions in the foregoing clauses (i)-(ii). For more information, please see the section of this proxy statement captioned “The Transaction Agreement—The Go-Shop Period.”

Prior to the receipt of the Court Sanction, or if the Articles Amendment and Scheme Implementation Proposal is approved by the Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, Nielsen is entitled to make a Company Adverse Recommendation Change (as defined in the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change”) or cause the Company to terminate the Transaction Agreement for the purpose of entering into a definitive agreement relating to a Company Superior Proposal if it complies with certain procedures in the Transaction Agreement, including, but not limited to, giving Parent at least four

(4) business days’ prior written notice of its intention to make a Company Adverse Recommendation Change and negotiating with Parent in good faith during the notice period to make amendments to the terms and conditions of the Transaction Agreement that would obviate the need to effect such Company Adverse Recommendation Change. For more information, please see the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change.”

The termination of the Transaction Agreement by Nielsen in connection with the Board’s authorization for Nielsen to enter into a definitive agreement in connection with a Company Superior Proposal will result in the payment by Nielsen of a termination fee of $102 million. For more information, please see the sections of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change” and “The Transaction Agreement—Termination Fees.”

Switching to an Offer

The Transaction Agreement contains a right for Nielsen, Parent and Purchaser, at any time prior to the Effective Time, to mutually agree to implement the Acquisition by way of a takeover offer as described in Section 974 of the Companies Act made by or on behalf of Purchaser to acquire all of the issued and to be issued Nielsen ordinary shares other than the Excluded Shares (an “Offer”) rather than the Scheme. In the event of a switch to an Offer (a “Switch”), as soon as practicable on the date the Offer is first commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act), Parent and Purchaser will prepare a tender offer statement on Schedule TO with respect to the Offer, as well as any required accompanying documents, and Nielsen will file, concurrently with the Schedule TO, a Schedule 14D-9 pertaining to the Offer. Each of Nielsen, Parent and Purchaser will also take other actions required to implement the Offer in accordance with the Transaction Agreement. In the event of a Switch, Purchaser will commence the Offer within ten (10) business days following the Switch, and will offer to purchase all of the Nielsen ordinary shares to which the Offer relates at not less than the Offer Consideration.

The Offer will be subject to no conditions other than: (a) the condition that prior to the expiration at the Offer, there have been validly tendered and not validly withdrawn in accordance with the terms of the Offer a number of Nielsen ordinary shares that, upon consummation of the Offer, together with the Nielsen ordinary shares owned by Parent and Purchaser would represent not less than 90% in value of the Nielsen ordinary shares to which the Offer relates, or such lower percentage (but not less than 50% of the Nielsen ordinary shares in issue plus one (1) Nielsen ordinary share) as Parent may determine in its sole discretion (the “Minimum Condition”); and (b) the satisfaction of the Closing Conditions (other than receipt of the Court Sanction and delivery of the Court Order to Companies House).

In the event of any Switch, each of Nielsen, Parent and Purchaser agree that, unless the Offer is extended, it will expire at 12:00 midnight (Eastern time) on the date that is twenty (20) business days after the date the Offer is first commenced. Unless Parent receives the prior written consent of Nielsen: (i) Purchaser will extend the Offer for any period required by law, the SEC or NYSE to the extent necessary to resolve any SEC comments; (ii) in the event that any of the Offer conditions (other than the Minimum Condition) have not been satisfied or waived prior to the then-scheduled expiration of the Offer, Purchaser will extend the Offer for successive ten (10) business day periods in order to permit the satisfaction or valid waiver of such Offer conditions; and (iii) if at any then-scheduled expiration of the Offer each condition (other than the Minimum Condition) has been satisfied, Purchaser may (and at Nielsen’s request, will) extend the Offer for successive ten (10) business day periods, provided that in no event will Purchaser or Parent be required to extend the offer more than twice pursuant to this (iii). Neither Parent nor Purchaser will terminate or withdraw the Offer prior to the then-scheduled Expiration of the Offer unless the Transaction Agreement is validly terminated, in which case Purchaser will irrevocably and unconditionally terminate the Offer promptly after the termination of the Transaction Agreement.

Termination of the Transaction Agreement

The Transaction Agreement contains certain termination rights, including, among others:

•	the right of the parties to terminate the Transaction Agreement by mutual written consent;

•

the right of either party to terminate the Transaction Agreement if (a) the Effective Time has not occurred within six months of the date of the Transaction Agreement, which may in certain circumstances be extended up to twelve (12) months from the date of the Transaction Agreement, (b) a governmental entity has issued a final non-appealable order prohibiting the Acquisition, (c) the Company Shareholder Approval is not obtained at the shareholder meetings convened for such purpose or (d) the other party breaches its representations, warranties or covenants in the Transaction Agreement in a manner that would result in a failure of the applicable Closing Condition to be satisfied, subject in certain cases, to the right of the breaching party to cure the breach;

•

the right of Nielsen to terminate the Transaction Agreement (a) following the satisfaction of conditions to Parent and Purchaser’s obligations to consummate the Closing if (i) Parent and Purchaser fail to consummate the Closing within the time period required under the Transaction Agreement, (ii) Nielsen has provided irrevocable and unconditional notice to Parent five (5) business days prior to such termination that it is ready, willing and able to consummate the Closing and solely for purposes of consummating the Closing, all conditions to Nielsen’s obligation to consummate the Closing have been satisfied or that it is willing to waive any unsatisfied conditions, and (iii) Parent and Purchaser fail to consummate the Acquisition within five (5) business days after delivery of such notice; or (b) in order to enter into a definitive agreement providing for a Company Superior Proposal in certain circumstances; and

•

the right of Parent to terminate the Transaction Agreement (a) if the Board makes a Company Adverse Recommendation Change or (b) if it is ultimately determined that Nielsen is subject to the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) and the United Kingdom Panel on Takeovers and Mergers (the “Panel”) is able to assert jurisdiction over the Acquisition, provided that such termination right described in (b) must be exercised within five (5) business days of such ultimate determination.

Under some circumstances, (i) Nielsen is required to pay Parent a termination fee equal to $102 million; and (ii) Parent is required to pay Nielsen a termination fee equal to $511 million. Please see the section of this proxy statement captioned “The Transaction Agreement—Termination Fees” for more information.

Certain Effects of the Acquisition

Upon the terms and subject to the conditions of the Transaction Agreement and the Scheme, at the Effective Time, Purchaser will directly or indirectly acquire all of the issued and to be issued Nielsen ordinary shares (other than the Excluded Shares). As a result of the Acquisition, Nielsen will become a direct or indirect wholly owned subsidiary of Purchaser. Purchaser will de-list the Nielsen ordinary shares and de-register under the Exchange Act as soon as reasonably practicable following the Effective Time and, following such time, no longer will be a publicly traded company and no longer will file periodic reports or other materials with the SEC. If the Acquisition is consummated, you will not own any Nielsen ordinary shares, and instead will only be entitled to receive the Offer Consideration described in the section of this proxy statement captioned “The Transaction Agreement—Offer Consideration.”

The Acquisition will be effective when an order from the U.K. Court sanctioning the Scheme is delivered to the Companies House, which will only occur following the satisfaction or waiver of all of the conditions to Closing.

Effect on Nielsen If the Acquisition Is Not Completed

If the Company Shareholder Approval is not received, or if the Acquisition is not completed for any other reason:

i.	Nielsen shareholders will not be entitled to, nor will they receive, any payment for their respective Nielsen ordinary shares pursuant to the Transaction Agreement;

ii.

(a) Nielsen will remain an independent public company; (b) Nielsen ordinary shares will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (c) Nielsen will continue to file periodic reports with the SEC; and

iii.

under certain specified circumstances, Nielsen will be required to pay Parent a termination fee of $102 million. For more information, please see the section of this proxy statement captioned “The Transaction Agreement—Termination Fees.”

No Appraisal or Dissenters’ Rights

Nielsen shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.

When the Court Sanction is sought for the Scheme, the U.K. Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the Nielsen shareholders were fairly represented at the Court Meeting, whether the majority of the Nielsen shareholders are acting in a bona fide fashion and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Scheme Shareholders (defined below) are entitled to attend the Court Meeting and to make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court Sanction is received and the Court Order is delivered to the Companies House, all Scheme Shareholders will be bound by the terms of the Scheme regardless of whether, or how, they voted at the Court Meeting.

Certain Scheme Defined Terms

In the Scheme, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:

“Court Hearing”	the hearing of the U.K. Court (or any adjournment thereof) to sanction the Scheme under section 899 of the Companies Act, at which the Court will be requested to grant the Court Order;

“Court Order”	the order of the U.K. Court sanctioning the Scheme under Part 26 of the Companies Act;

“Excluded Shares”	(i) any Nielsen ordinary shares in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or any subsidiary undertaking of Parent, Purchaser or their respective Affiliates but excluding the Purple Green Excluded Shares; and (ii) any ordinary shares held in treasury by the Company;

“Scheme”	this scheme of arrangement proposed to be made under Part 26 of the Companies Act between Nielsen and the Scheme Shareholders, in its present form with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Nielsen, Parent and Purchaser;

“Scheme Record Time”	6 p.m. New York time on the date of the Court Hearing;

“Scheme Shareholders”	holders of Scheme Shares whose names appear in the register of members of the Company as at the Scheme Record Time;

“Scheme Shares”

Nielsen ordinary shares:

(i) in issue at the date of this document;

(ii)  (if any) issued after the date of this document but prior to the Voting Record Time; and

(iii)  (if any) issued on or after the Voting Record Time but before the Scheme Record Time in respect of which the original or any subsequent holders thereof shall or shall by such time have agreed in writing to be, bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding the Excluded Shares;

“Voting Record Time”	6:00 p.m. on July 26, 2022 or, if the Court Meeting is adjourned or postponed for more than ten (10) business days, 6:00 p.m. on the tenth business day before the date of such adjourned or postponed meeting.

Expected Timetable of Principal Events

Action	Time/date
Latest time for lodging Forms of Proxy for the:

Court Meeting	11:59 p.m. on August 8, 2022

Special Meeting	11:59 p.m. on August 8, 2022

Beneficial Holder Record Date	June 29, 2022

Voting Record Time for Court Meeting and Special Meeting	6:00 p.m. on July 26, 2022

Court Meeting	8:15 a.m. on August 9, 2022

Special Meeting	8:30 a.m. on August 9, 2022 (or as soon thereafter as the Court Meeting concludes or is adjourned).

Court Hearing to sanction the Scheme (“Day D”)	A date following the receipt of applicable regulatory approvals and expiry of applicable waiting periods.

Scheme Record Time / Disablement of Nielsen ordinary shares held in DTC	Expected to be 6 p.m. (New York time) on Day D.

Delivery of Court Order / Effective Date/ Closing Date	Day D + 1 business day.

Deposit of aggregate Offer Consideration with Paying Agent	At or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3.00 p.m. U.K. time on any date (or such later time as Parent and the Company may agree to), then no later than the first business day following such date).

Suspension of trading of Nielsen ordinary shares on the New York Stock Exchange	Depending on Effective Time, may occur (i) before market opens on the Closing Date or (ii) after the close of business on the Closing Date.

Action	Time/date

Payment of Offer Consideration by the Paying Agent to shareholders	Not later than the 14th day following the Closing Date.

End Date	11:59 p.m. (London time) on 28 September 2022 (or such later date as may be extended in accordance with Section 6.1(a)(ii) of the Transaction Agreement), or such later date, if any, as the Company and Purchaser may agree and, if required, the U.K. Court may allow.

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the Acquisition, the Transaction Agreement, the Court Meeting and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Transaction Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Acquisition and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.”

Q:    Why am I receiving these materials?

A:    The Board is furnishing this proxy statement and forms of proxy cards to the Nielsen shareholders in connection with the solicitation of proxies to be voted at the Court Meeting and the Special Meeting.

Q:    Why are there two Nielsen shareholder meetings?

A:    The Acquisition is to be implemented by means of a U.K. Court-sanctioned scheme of arrangement between Nielsen and its shareholders who are Scheme Shareholders on the Nielsen register of members at the Scheme Record Time (as defined in the Transaction Agreement) under Part 26 of the Companies Act. The procedure requires approval of the Scheme by Nielsen shareholders at a meeting that is convened by the Court, which we refer to as the Court Meeting. The Nielsen shareholders will vote on the Court Scheme Proposal at the Court Meeting as described in the section of this proxy statement captioned “Court Scheme Proposal.”

The Acquisition also requires the approval of the Articles Amendment and Scheme Implementation Proposal to carry the Scheme into effect. These proposals will not be presented at the Court Meeting. Therefore, Nielsen is also holding a Special Meeting at which Nielsen shareholders will vote on the Company Proposals.

Q:    When and where is the Court Meeting?

A:     The Court Meeting will be held on August 9, 2022, at 8:15 a.m. Eastern time. You may attend both the Court Meeting and the Special Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010.

Q:     When and where is the Special Meeting?

A:    The Special Meeting will be held on August 9, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed). You may attend both the Court Meeting and the Special Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010.

Q:    What am I being asked to vote on at the Court Meeting?

A:    You are being asked to vote on the Court Scheme Proposal to approve the Scheme, as described in the “Court Scheme Proposal.”

Q:    What am I being asked to vote on at the Special Meeting?

A:    You are being asked to vote on the following proposals:

•	to adopt the Articles Amendment and Scheme Implementation Proposal to (i) authorize, for the purpose of giving effect to the Scheme between Nielsen and the holders of the Scheme Shares (as defined in the Scheme), the directors of Nielsen (or a duly authorized committee of the directors) to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect, (ii) amend the articles of association of Nielsen as set forth in the Articles Amendment and Scheme Implementation Proposal, (iii) direct the Company to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition and (iv) direct the Board of Directors of the Company that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained, as described in the section of this proxy captioned “The Articles Amendment and Scheme Implementation Proposal;” and

•

to approve, on an advisory (non-binding) basis, the Compensation Proposal in accordance with Section 14A of the Exchange Act, the compensation to be paid or become payable to Nielsen’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable, as described in the section of this proxy captioned “The Compensation Proposal.”

As more particularly described in the section of this proxy statement captioned “The Court Meeting and the Special Meeting,” the Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between Nielsen and the Nielsen shareholders who are Scheme Shareholders on the Nielsen register of members at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval by the Scheme Shareholders at the Court Meeting and the sanction of the Scheme by the Court.

Court Meeting: The purpose of the Scheme is to provide for Purchaser to acquire all of the issued and to be issued Nielsen ordinary shares, other than the Excluded Shares. This is to be achieved by the automatic transfer of all of the outstanding Scheme Shares at the Scheme Record Time to Purchaser, in consideration of which Purchaser will pay the consideration for the transfer of the Scheme Shares on the basis set out in the Scheme. Before the Court’s sanction can be sought for the Scheme, the Court Scheme Proposal must be approved by Nielsen shareholders at the Court Meeting. The resolution must be approved by a majority in number of the holders of Scheme Shares who are Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy. The Excluded Shares cannot be voted at the Court Meeting. The approval of the Court Scheme Proposal is a condition to the Closing of the Acquisition, so if the Court Scheme Proposal is not approved, the Acquisition cannot be completed.

Special Meeting: Nielsen shareholders are also being asked to consider and approve the Articles Amendment and Scheme Implementation Proposal and the Compensation Proposal. The Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast at the Special Meeting are cast in favor thereof. The approval of the Articles Amendment and Scheme Implementation Proposal is, subject to certain exceptions, a condition to the Closing of the Acquisition, so if it is not approved, the Acquisition cannot be completed. The Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof. In addition, as the Compensation Proposal is advisory and non-binding, the vote will not require the Board to take any action. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved and the Acquisition is completed, the compensation described in the Compensation Proposal may become payable, subject to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote. The Excluded Shares can be voted at the Special Meeting.

Q:    Why am I receiving two proxy cards or voting instructions for two meetings?

A:    As described above, Nielsen shareholders are being asked to consider and approve resolutions at both the Court Meeting and the Special Meeting. Each copy of this document mailed to Shareholders of Record is accompanied by two proxy cards with instructions for voting. The proxy card labeled “Court Meeting Proxy Card” corresponds to the Court Meeting, and the proxy card labeled “Special Meeting Proxy Card” corresponds to the Special Meeting.

Beneficial Holders will receive instructions regarding how to vote from their broker, bank, trust or other nominee. Beneficial Holders will only receive one voting instruction form, but this form will cover how to vote for both meetings.

Your vote is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the U.K. Court may be satisfied that there is a fair and reasonable representation of the opinion of the holders of the Scheme Shares at the Court Meeting. You are encouraged to submit a proxy card or voting instructions for both the Court Meeting and the Special Meeting as soon as possible.

Q:     How does the Board recommend that Nielsen shareholders vote?

A:    The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting.

The Board accordingly recommends that you vote “FOR” the Court Scheme Proposal at the Court Meeting and “FOR” both of the Company Proposals at the Special Meeting. For a more complete description of the recommendation of the Board with respect to these proposals, please see the section of this proxy statement captioned “The Acquisition—Recommendation of the Board and Reasons for the Acquisition.”

Q:     Who is entitled to receive notice of, attend and vote at the Court Meeting and the Special Meeting?

A:    Each Shareholder of Record or Beneficial Holder as of the Notice Record Date and each Shareholder of Record at the Voting Record Time will receive notice of the Court Meeting and the Special Meeting.

Only Shareholders of Record at the Voting Record Time will be entitled to attend and vote on the resolutions to be put to the Nielsen shareholders at the Court Meeting and the Special Meeting. Each Beneficial Holder as of the Beneficial Holder Record Date will be entitled to instruct his or her broker, bank, trust or other nominee how to vote such Nielsen ordinary shares on the proposals to be put to the Nielsen shareholders at the Court Meeting and the Special Meeting. At the Beneficial Holder Record Date, there were 359,834,341 Nielsen ordinary shares outstanding and entitled to vote at each of the Court Meeting and the Special Meeting. If either meeting is adjourned or postponed for more than ten (10) business days, only those Shareholders of Record at 6:00 p.m. on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting will be entitled to attend and vote. No Excluded Shares shall be voted at the Court Meeting (or any adjournment or postponement thereof).

Shareholders of Record and Beneficial Holders may attend online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010. To participate virtually in the Court Meeting and the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of such meetings, respectively. If you encounter any difficulties accessing the Court Meeting or the Special Meeting during the check-in or meeting time, please contact the technical support number that will be posted on the virtual Court Meeting or Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Court Meeting or Special Meeting. If you have questions about or your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

If you are a Shareholder of Record or a Beneficial Holder who has obtained a legal proxy and you wish to attend the Court Meeting or the Special Meeting in person, you must have a government-issued photo identification along with either your admission ticket (which is included in your Notice or proxy card) or proof of ownership of Nielsen ordinary shares as of the Voting Record Time. Proof of ownership may be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership as of the Voting Record Time;

•	A printout of the proxy distribution email (if you received your materials electronically); or

•	A voting instruction form.

For directions to attend the Court Meeting or the Special Meeting in person, go to: ir.nielsen.com or contact our Company Secretary at company.secretary@nielsen.com. We will be unable to admit anyone who does not present valid identification or refuses to comply with our security procedures. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the Court Meeting or the Special Meeting.

Even if you plan to attend the Court Meeting and the Special Meeting, to ensure that your Nielsen ordinary shares will be represented, we encourage you to sign, date and return the enclosed proxy cards in the accompanying prepaid reply envelope or grant your proxies electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement captioned “The Court Meeting and the Special Meeting—Voting at the Court Meeting and the Special Meeting”). If you attend the Court Meeting or the Special Meeting and vote by ballot, your vote will revoke any proxy previously submitted.

Q:    If my Nielsen ordinary shares are held in “street name” by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee vote my Nielsen ordinary shares for me?

A:     If your Nielsen ordinary shares are registered in the name of Cede & Co. (as nominee for DTC) or are held in “street name’ through a broker, bank, trustee or other nominee as custodian, you are referred to in this proxy statement as a “Beneficial Holder.” Only Beneficial Holders as of the Beneficial Holder Record Date may instruct their broker, bank, trust or other nominee how to vote at the Special Meeting and Court Meeting. Please follow the voting instructions provided by your broker, bank, trust or other nominee. Please note that you may not vote Nielsen ordinary shares held as a Beneficial Holder by returning a proxy card or voting instructions directly to Nielsen. You may only vote Nielsen ordinary shares held as a Beneficial Holder in person at the Special Meeting or, where such shares are not Excluded Shares, at the Court Meeting if you obtain a “legal proxy” from your broker, bank, trust or other nominee.

Unless a Beneficial Holder directs his or her broker, bank trust or other nominee how to vote his or her Nielsen ordinary shares, such Nielsen ordinary shares will NOT be voted on any of the proposals presented at the Court Meeting or Special Meeting.

Q:    What are the effects of abstentions and broker non-votes at the meetings?

A:    An abstention occurs when a Nielsen shareholder abstains from voting (either in person, through the Internet, by telephone or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have the authority to vote on a particular proposal. Brokers, banks, trust and other nominees will not have discretionary authority to vote on any of the proposals at the Court Meeting or Special Meeting, so they will only be able to vote their Nielsen ordinary shares for which they have received voting instructions from the Beneficial Holders. If you are a Beneficial Holder, you should therefore provide your broker, bank, trust or other nominee with instructions as to how to vote your Nielsen ordinary shares for each proposal.

In connection with the Court Meeting, abstentions and broker non-votes will not be considered votes cast and will, therefore, not be counted in the calculation of the votes “FOR” and “AGAINST” the Court Scheme Proposal.

In connection with the Special Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum but will not be considered as votes cast. Abstentions and broker non-votes will not be counted in the calculation of the votes “FOR” and “AGAINST” the Company Proposals.

If you sign and submit your proxy card or proxy cards without giving specific voting instructions, this will be construed as an instruction to vote your Nielsen ordinary shares as recommended by the Board for purposes of the Special Meeting, so your Nielsen ordinary shares will be voted “FOR” both of the Company Proposals and in accordance with the discretion of the holders of the proxies with respect to any other matters that may be voted on.

Q:    What will I receive if the Acquisition is completed?

A:    Upon completion of the Acquisition, you will be entitled to receive the Offer Consideration, consisting of $28.00 in cash, less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time, for each Nielsen ordinary share that you own immediately prior to the Effective Time. For example, if you own 100 Nielsen ordinary shares, you will receive $2,800.00 in cash in exchange for your Nielsen ordinary shares, less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

Q:    May the structure of the Acquisition be changed?

A:    The parties may, at any time prior to the Effective Time, mutually agree to implement the Acquisition by way of a takeover offer to acquire all issued and to be issued Nielsen ordinary shares other than the Nielsen ordinary shares held by Purchaser (an “Offer”) rather than the Scheme. In the event of a switch to an Offer, the parties will file a tender offer statement on Schedule TO and a Schedule 14D-9 pertaining to the Offer, which will contain more information regarding the Offer. For more information, please see the section of this proxy statement captioned “The Transaction Agreement—Other Covenants—Switching to an Offer.”

Q:    What are the material U.S. federal income tax consequences of the Acquisition?

A:    For U.S. federal income tax purposes, the receipt of cash in exchange for Nielsen ordinary shares pursuant to the Acquisition will be a taxable transaction, and a U.S. Holder (as defined under the section of this proxy statement captioned “The Acquisition—Material U.S. Federal Income Tax Consequences of the Acquisition”) will generally recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash that such U.S. Holder receives in the Acquisition and (ii) such U.S. Holder’s adjusted tax basis in the Nielsen ordinary shares surrendered in exchange therefor.

For more information, please see the section of this proxy statement captioned “The Acquisition—Material U.S. Federal Income Tax Consequences of the Acquisition.” You should consult your tax advisor regarding the particular tax consequences to you of the exchange of Nielsen ordinary shares for cash pursuant to the Acquisition in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).

Q:     What happens if the Acquisition is not completed?

A:    If either the Court Scheme Proposal or the Articles Amendment and Scheme Implementation Proposal, subject to certain exceptions, is not approved or if the Acquisition is not completed for any other reason, Nielsen shareholders will not receive any payment for their Nielsen ordinary shares. Instead, Nielsen will remain an independent public company, Nielsen ordinary shares will continue to be listed and traded on the NYSE and registered under the Exchange Act, and Nielsen will continue to file periodic reports with the SEC.

Under specified circumstances, Nielsen will be required to pay Parent a termination fee of $102 million, upon the termination of the Transaction Agreement, as described in the section of this proxy statement captioned “The Transaction Agreement—Termination Fees.”

Q:    Why are the Nielsen shareholders being asked to cast an advisory (non-binding) vote to approve the Compensation Proposal?

A:    The Exchange Act and applicable SEC rules thereunder require Nielsen to seek an advisory (non-binding) vote with respect to certain payments that could become payable to its named executive officers in connection with the Acquisition.

Q:    What will happen if the Nielsen shareholders do not approve the Compensation Proposal at the Special Meeting?

A:    Approval of the Compensation Proposal is not a condition to the completion of the Acquisition. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on Nielsen. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved and the Acquisition is completed, the compensation may become payable, subject to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

Q:    What do I need to do now?

A:    You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Transaction Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Acquisition and how it affects you. If you are a Shareholder of Record, please sign, date and return, as promptly as possible, both of the enclosed proxy cards in the accompanying reply envelope. If you are a Beneficial Holder, please refer to your voting instructions or the information forwarded by your broker, bank or trust or other nominee to see which voting options are available to you. For additional information, please see the instructions detailed in the sections of this proxy statement captioned “The Court Meeting and the Special Meeting—Voting at the Court Meeting and the Special Meeting.”

If you are a Shareholder of Record at the Voting Record Time, neither the submission of a proxy or voting instructions, nor the method by which you submit a proxy or voting instructions, will in any way limit your right to vote at the Court Meeting or Special Meeting if you later decide to attend the meeting in person, by telephone or online. If you are a Beneficial Holder as of the Beneficial Holder Record Date, you must obtain a legal proxy, executed in your favor, from your broker, bank, trust or other nominee, to be able to vote yourself at the Court Meeting and the Special Meeting.

Q:    What is the difference between holding Nielsen ordinary shares as a Shareholder of Record and as a Beneficial Holder?

A:    Shareholders whose names appear in the Nielsen register of members are referred to in this proxy statement as “Shareholders of Record.” Shareholders of Record entitled to vote at each of the Court Meeting and the Special Meeting may vote in person at the applicable meeting or may appoint another person or persons, whether a Nielsen shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak or vote at the Court Meeting and the Special Meeting, as applicable. Because this proxy statement relates to two separate Nielsen shareholder meetings, Shareholders of Record will receive two proxy cards – one proxy card labeled “Court Meeting Proxy Card” and for use in respect of the Court Meeting and one card labeled “Special Meeting Proxy Card” for use in respect of the Special Meeting; provided always that Excluded Shares are not entitled to be voted at the Court Meeting.

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for the DTC) or whose interests in Nielsen ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in this proxy statement as “Beneficial Holders.” If you are a Beneficial Holder of Nielsen ordinary shares, only your broker, bank, trust or other nominee can vote your ordinary shares, and the vote cannot be cast unless you either (i) provide voting instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Nielsen ordinary shares as proxy for the Shareholder of Record. Because this proxy statement relates to two separate Nielsen shareholder meetings, Beneficial Holders will receive one voting instruction form that covers both the Court Meeting and the Special Meeting. If you are a Beneficial Holder of Nielsen ordinary shares, please vote in accordance with the instructions sent to you by your broker, bank, trustee or nominee as soon as possible; provided always that Excluded Shares are not entitled to be voted at the Court Meeting.

Q:    How may I vote?

On the Day of the Court Meeting and the Special Meeting

A:    If you are a Shareholder of Record, there are two (2) ways to vote on the day of the Court Meeting and the Special Meeting:

•

In person: You can vote in person at the Court Meeting and the Special Meeting by coming to 675 Avenue of the Americas, New York, NY 10010. Check-in in person will begin at 8:00 a.m. (Eastern time) for the Court Meeting and at 8:15 a.m. (Eastern time) for the Special Meeting. For directions to attend the Court Meeting and the Special Meeting in person, go to: www.ir.nielsen.com.

•

By ballot at the Court Meeting and the Special Meeting: To vote during the Court Meeting and the Special Meeting, visit www.virtualshareholdermeeting.com/NLSN2022SM and enter the 16-digit control number included in your proxy card. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of each meeting. If you encounter any difficulties accessing the virtual Court Meeting or Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Court Meeting or Special Meeting log-in page for such meetings. Technical support will be available starting 15 minutes prior to each meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

By Proxy

If you are a Shareholder of Record, there are three (3) ways to vote by proxy:

•	Internet: Vote at www.proxyvote.com in advance of the Court Meeting and the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on August 8,

2022. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your Nielsen ordinary shares.

•

Telephone: Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on August 8, 2022. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

Mail: If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern time on August 8, 2022.

If you are a Beneficial Holder, you should contact your bank, broker, trust or other nominee for instructions on how to vote.

Whether or not you plan to attend the Court Meeting and the Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted.

Q:    May I change my vote after I have mailed my signed and dated proxy card?

A:    Yes. If you are a Shareholder of Record you can do this in the following ways:

•

You may send a written notice that you are revoking your proxy to Nielsen’s Company Secretary at 675 Avenue of the Americas, New York, NY 10010, provided such written notice is received before the deadline for the receipt of proxy cards for such meeting;

•

You may complete, sign and date another proxy card and return it by mail to the address listed on the proxy card in time to be received before the deadline for the receipt of proxy cards for the Court Meeting and Special Meeting, or by submitting a later-dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	You may attend the Court Meeting and the Special Meeting and vote by ballot. Simply attending such meetings, will not, by itself, revoke your proxy.

If you are a Beneficial Holder, you should contact your bank, broker or other nominee for instructions on how to do so.

If you have any questions about how to vote or change your vote, you should contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

Q:    What is a proxy?

A:    A proxy is the legal designation of another person by a Shareholder of Record to vote its Nielsen ordinary shares. The written document describing the matters to be considered and voted on at the Court Meeting and the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote the Nielsen ordinary shares of the relevant Shareholder of Record is called a “proxy card.” David Kenny, Linda Zukauckas, George D. Callard and Jennifer Meschewski are the proxy holders for the Special Meeting, with full power of substitution and re-substitution.

Q:    If a Nielsen shareholder gives a proxy, how are the Nielsen ordinary shares voted?

A:    Regardless of the method you choose to vote, the individuals named on the enclosed proxy cards, or your proxies, will vote your Nielsen ordinary shares in the way that you indicate. When completing the Internet or telephone process or the proxy cards, you may specify whether your Nielsen ordinary shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy cards but do not mark the boxes showing how your Nielsen ordinary shares should be voted on a matter, the shares represented by your properly signed proxies will be voted: (1) “FOR” the Court Scheme Proposal and (2) “FOR” the Company Proposals.

Q:    What should I do if I receive more than one (1) set of voting materials?

A:    This means you own Nielsen ordinary shares that are registered under different names or are in more than one account. For example, you may own some Nielsen ordinary shares directly as a Shareholder of Record and other Nielsen ordinary shares as a Beneficial Holder. In these situations, you will receive multiple sets of proxy or voting instruction materials. You must vote, sign and return both of the proxy cards or follow the voting instructions for any alternative voting procedure on each of the materials that you receive in order to vote all of the Nielsen ordinary shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:    Where can I find the voting results of the Court Meeting and the Special Meeting?

A:    Nielsen intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the Court Meeting and the Special Meeting. All reports that Nielsen files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:    When do you expect the Acquisition to be completed?

A:    We currently expect to complete the Acquisition in the second half of 2022. However, the exact timing of completion of the Acquisition cannot be predicted because the Acquisition is subject to the Closing Conditions specified in the Transaction Agreement and summarized in this proxy statement, certain of which are outside of our control.

Q:    Will I be entitled to appraisal rights if I oppose the Acquisition?

A:    No, under U.K. law, Nielsen shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition. When the Court Sanction is sought for the Scheme, the U.K. Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the Nielsen shareholders were fairly represented at the Court Meeting, whether the majority of the Nielsen shareholders are acting in a bona fide fashion and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Scheme Shareholders are entitled to attend the Court Meeting and to make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court Sanction is received and the Court Order is delivered to the Companies House, all Scheme Shareholders will be bound by the terms of the Scheme regardless of whether or how they voted at the Court Meeting or the Special Meeting.

Q:    How can I obtain additional information about Nielsen?

A:    Nielsen will provide copies of this proxy statement, documents incorporated by reference and its 2021 Annual Report to Shareholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, without charge to any shareholder who makes a written request to our Company Secretary at 675 Avenue of the Americas, New York, NY 10010. Nielsen’s Annual Report on Form 10-K and other SEC filings may also be accessed at www.sec.gov or on Nielsen’s Investor website at www.ir.nielsen.com. The information provided on or accessible through our website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to our website provided in this proxy statement.

Q:    How many copies of this proxy statement and related voting materials should I receive if I share an address with another Nielsen shareholder?

A:    The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Nielsen and some brokers may be householding our proxy or voting instruction materials by delivering a single set of proxy or voting instruction materials to multiple shareholders who request a copy and share an address, unless contrary voting instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker if your Nielsen ordinary shares are held in a brokerage account or Nielsen if you are a Shareholder of Record by sending a written request to our Company Secretary at 675 Avenue of the Americas, New York, NY 10010. In addition, Nielsen will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of this proxy statement.

Q:    Who can help answer my questions?

A:    If you have any questions concerning the Acquisition, the Court Meeting, the Special Meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help voting your Nielsen ordinary shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

FORWARD-LOOKING STATEMENTS

This proxy statement, and any document to which Nielsen refers in this proxy statement, includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement, the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Transaction Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s other disclosure filings and materials, which you can find on www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

THE COURT MEETING AND THE SPECIAL MEETING

The enclosed proxies are solicited on behalf of the Board for use at the Court Meeting and the Special Meeting.

Date, Time and Place

Court Meeting

The Court Meeting will be held on August 9, 2022, at 8:15 a.m. Eastern time. You may attend the Court Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010. To participate virtually in the Court Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Court Meeting will open approximately 15 minutes prior to the start of the Court Meeting. If you encounter any difficulties accessing the virtual Court Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Court Meeting log-in page. Technical support will be available starting 15 minutes prior to the Court Meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

Special Meeting

The Special Meeting will be held on August 9, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed). You may attend the Special Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010. To participate virtually in the Special Meeting, you must enter the 16-digit control number included in your proxy card or voting instruction form. Online access to the Special Meeting will open approximately 15 minutes prior to the start of the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

Purpose of the Court Meeting and the Special Meeting

Court Meeting

The Court Meeting is being held to allow Nielsen shareholders to consider and, if thought fit, approve the Scheme. Before the Court’s sanction can be sought for the Scheme, the Court Scheme Proposal must be approved by Nielsen shareholders at the Court Meeting.

Special Meeting

The Special Meeting is being held to allow Nielsen shareholders to consider and, if thought fit, approve the Articles Amendment and Scheme Implementation Proposal and the Compensation Proposal.

1.

Articles Amendment and Scheme Implementation Proposal: To (i) authorize the Board to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect, (ii) to amend the articles of association of Nielsen as set forth in the Articles Amendment and Scheme Implementation Proposal, (iii) direct the Board to deliver the Court Order to the Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement) and (iv) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement) (as described in “Articles Amendment and Scheme Implementation Proposal”); and

2.

Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement (as described in “Compensation Proposal”).

The approval of the Articles Amendment and Scheme Implementation Proposal is, subject to certain exceptions, a condition to the Closing, so if it is not approved, the Acquisition cannot be completed. The Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75 percent of the votes cast are in favor thereof. The Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof. In addition, as the Compensation Proposal is advisory and non-binding, the vote will not require the Board to take any action. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved and the Acquisition is completed, the compensation may become payable, subject to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

Record Date; Shares Entitled to Vote; Quorum

Each Shareholder of Record and each Beneficial Holder as of the close of business on the Notice Record Date (June 29, 2022) will receive notice of the Court Meeting and the Special Meeting. Each Shareholder of Record at the Voting Record Time (6:00 p.m. Eastern time on July 26, 2022) will be entitled to attend and vote on all resolutions to be put to the Nielsen shareholders at the Court Meeting and the Special Meeting or they may appoint another person or persons, whether a Nielsen shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the Special Meeting. If either meeting is adjourned or postponed for more than ten (10) business days, only those Shareholders of Record at 6:00 p.m. on the date which is ten (10) business days before the reconvening of the adjourned or postponed meeting will be entitled to attend and vote. The Excluded Shares are not entitled to be voted at the Court Meeting but can be voted at the Special Meeting.

Two Nielsen shareholders present virtually or by proxy at the Special Meeting and entitled to vote constitute a quorum. For the Court Meeting, the U.K. Court must be satisfied that the votes cast are a fair and reasonable representation of the opinion of the holders of the Scheme Shares (as such term is defined in the Scheme).

Voting at both the Court Meeting and the Special Meeting will be by way of poll and each Shareholder of Record present in person, via telephone, through the Internet or by proxy at the relevant meeting will be entitled to one vote for each Nielsen ordinary shared held by such Shareholder of Record as of the Voting Record Time, except that the Excluded Shares may not be voted at the Court Meeting.

Vote Required; Abstentions and Broker Non-Votes

At the Court Meeting, the Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person, through the Internet, by telephone or by proxy. The Excluded Shares cannot be voted at the Court Meeting. The approval of the Court Scheme Proposal is a condition to the Closing, so if the Court Scheme Proposal is not approved, the Acquisition cannot be completed.

At the Special Meeting, the Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast at the Special Meeting are cast in favor thereof. The approval of the Articles Amendment and Scheme Implementation Proposal is, subject to certain exceptions, a condition to the Closing, so if it is not approved, the Acquisition cannot be completed. The Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof. In addition, as the Compensation Proposal is advisory and non-binding, the vote will not require the Board to take any action. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved and the Acquisition is completed, the compensation may become payable, subject to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

In connection with the Court Meeting, abstentions and broker non-votes will not be considered votes cast and will, therefore, not be counted in the calculation of the votes “FOR” and “AGAINST” the Court Scheme Proposal.

In connection with the Special Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum but will not be considered as votes cast. Abstentions and broker non-votes will not be counted in the calculation of the votes “FOR” and “AGAINST” the Company Proposals.

If you sign and submit your proxy card or proxy cards without giving specific voting instructions, this will be construed as an instruction to vote your Nielsen ordinary shares as recommended by the Board for purposes of the Special Meeting, so your Nielsen ordinary shares will be voted “FOR” both of the Company Proposals and in accordance with the discretion of the holders of the proxies with respect to any other matters that may be voted on.

Stock Ownership and Interests of Certain Persons

Nielsen Ordinary Shares Held by Nielsen’s Directors and Executive Officers

As of the Beneficial Holder Record Date, our executive officers and directors beneficially owned and were entitled to vote, in the aggregate, 2,185,052 Nielsen ordinary shares, representing approximately .61% of the Nielsen ordinary shares outstanding on the Beneficial Holder Record Date.

We currently expect that our executive officers and directors will vote all of their respective Nielsen ordinary shares “FOR” the Court Scheme Proposal and the Company Proposals.

Voting at the Court Meeting and the Special Meeting

On the Day of the Special Meeting and the Court Meeting

If you are a Shareholder of Record, there are two (2) ways to vote on the day of the Special Meeting and the Court Meeting:

•

In person: You can vote in person at the Court Meeting and the Special Meeting by coming to 675 Avenue of the Americas, New York, NY 10010. Check-in in person will begin at 8:00 a.m. (Eastern time) for the Court Meeting and at 8:15 a.m. (Eastern time) for the Special Meeting. For directions to attend the Court Meeting and the Special Meeting in person, go to: www.ir.nielsen.com.

•

By ballot at the Court Meeting and the Special Meeting: To vote during the Court Meeting and the Special Meeting, visit www.virtualshareholdermeeting.com/NLSN2022SM and enter the 16-digit control number included in your proxy card. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of each meeting. If you encounter any difficulties accessing the virtual Court Meeting or Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page for such meetings. Technical support will be available starting 15 minutes prior to each meeting. If you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

By Proxy

If you are a Shareholder of Record, there are three (3) ways to vote by proxy:

•

Internet: Vote at www.proxyvote.com in advance of the Court Meeting and the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on August 8, 2022. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your Nielsen ordinary shares.

•

Telephone: Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on August 8, 2022. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

Mail: If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern time on August 8, 2022.

If you are a Beneficial Holder, you should contact your bank, broker, trust or other nominee for instructions on how to vote. Whether or not you plan to attend the Court Meeting and the Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted.

You may also authorize the persons named as proxies on the proxy card to vote your Nielsen ordinary shares by returning the proxy card in advance by mail, through the Internet, or by telephone. Although Nielsen offers other voting methods, Nielsen encourages you to vote over the Internet or by telephone as Nielsen believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Court Meeting and/or the Special Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective and reliable alternatives to returning your proxy card by mail. If you choose to vote your Nielsen ordinary shares over the Internet or by telephone, there is no need for you to mail back your proxy card.

Revocability of Proxies

Any proxy given by a Nielsen shareholder may be revoked at any time before it is voted at the Court Meeting or the Special Meeting. If you are a Shareholder of Record you can do this in the following ways:

•

You may send a written notice that you are revoking your proxy to Nielsen’s Company Secretary at 675 Avenue of the Americas, New York, NY 10010, provided such written notice is received before the deadline for the receipt of proxy cards for such meeting;

•

You may complete, sign and date another proxy card and return it by mail in time to be received before the deadline for the receipt of proxy cards for the Court Meeting and Special Meeting, or by submitting a later-dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	You may attend the Court Meeting and the Special Meeting and vote by ballot. Simply attending such meetings, will not, by itself, revoke your proxy.

If you are a Beneficial Holder, you should contact your bank, broker or other nominee for instructions regarding how to change your vote.

Any adjournment, postponement or other delay of the Court Meeting or the Special Meeting will allow Nielsen shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Court Meeting or the Special Meeting, as applicable, each as adjourned, postponed or delayed. If you have any questions about how to vote or change your vote, you should contact our proxy solicitor.

Board’s Recommendation

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting.

The Board accordingly unanimously recommends that you vote “FOR” the Court Scheme Proposal at the Court Meeting and “FOR” the Company Proposals at the Special Meeting.

Solicitation of Proxies

The Board is soliciting your proxies, and Nielsen will bear the cost of soliciting proxies. Innisfree M&A Incorporated (“Innisfree”) has been retained to assist with the solicitation of proxies. Innisfree will be paid approximately $800,000, consisting of (a) $200,000 payable as an initial retainer; (b) $300,000 payable upon Nielsen’s filing of this definitive proxy with the SEC (provided there is then significant shareholder opposition to the Acquisition); and (c) $300,000 on the date of the Special Meeting (provided that the fee payable under the preceding section (b) has been triggered). Innisfree will also be reimbursed for its reasonable out-of-pocket expenses for these and other advisory services in connection with the Court Meeting and the Special Meeting. Solicitation initially will be made by mail and email. Forms of proxies and proxy or voting instruction materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of shares of Nielsen ordinary shares, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by Innisfree or, without additional compensation, by Nielsen or Nielsen’s directors, officers and employees.

Anticipated Date of Completion of the Acquisition

Assuming timely satisfaction of necessary Closing conditions, including the approval by Nielsen shareholders of the Scheme and the Articles Amendment and Scheme Implementation Proposal (subject to certain exceptions), we currently anticipate that the Acquisition will be consummated in the second half of 2022.

Delisting and Deregistration of Nielsen Ordinary Shares

If the Acquisition is completed, the Nielsen ordinary shares will be delisted from the NYSE and deregistered under the Exchange Act, and Nielsen ordinary shares will no longer be publicly traded.

Other Matters

At this time, we know of no other matters to be voted on at the Court Meeting or the Special Meeting. If any other matters properly come before the Court Meeting or the Special Meeting, your Nielsen ordinary shares will be voted in accordance with the discretion of the appointed proxy holders.

Householding of Special Meeting Materials

Unless we have received contrary voting instructions, we may send a single copy of this proxy statement to any household at which two (2) or more Nielsen shareholders reside if we believe the Nielsen shareholders are members of the same family. Each Nielsen shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.

If you would like to receive your own set of our disclosure documents, please contact us using the instructions set forth below. Similarly, if you share an address with another Nielsen shareholder and together both of you would like to receive only a single set of our disclosure documents, please contact us using the instructions set forth below.

If you are a Shareholder of Record, you may contact us by writing to Nielsen at 675 Avenue of the Americas, New York, NY 10010. Eligible Shareholders of Record receiving multiple copies of this proxy statement can request householding by contacting us in the same manner. If you are a Beneficial Holder, please contact your bank, broker or other nominee directly.

Questions and Additional Information

If you have any questions concerning the Acquisition, the Court Meeting, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Nielsen ordinary shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

COURT SCHEME PROPOSAL

Scheme

The following section of this proxy statement explains, among other things, the effect of the Scheme and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.

The Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between the Company and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Scheme requires (amongst others) approval of the Scheme by Nielsen shareholders at the Court Meeting (the Court Scheme Proposal) and the approval of the Articles Amendment and Scheme Implementation Proposal as a special resolution by shareholders at the Special Meeting, subject to certain exceptions. The Scheme also requires the sanction of the U.K. Court following these approvals. The Scheme is set out in full as Annex B to this proxy statement.

The purpose of the Scheme is to provide for Purchaser to acquire all of the issued and to be issued Nielsen ordinary shares (other than (i) certain Nielsen ordinary shares held in the name of or beneficially owned by Parent, Purchaser, the Equity Investors and their respective affiliates or any subsidiary undertaking of Parent, Purchaser or their respective affiliates (but excluding the Nielsen ordinary shares in the name of or beneficially owned by Purple Green Investment Pte. Ltd. and its Affiliates immediately prior to the Scheme Record Time (as defined in the proxy statement)) and (ii) any Nielsen ordinary shares held in treasury (the “Excluded Shares”)). This is to be achieved by means of an automatic transfer of all Scheme Shares outstanding at the Scheme Record Time to Purchaser or its subsidiary or a DR Nominee, in consideration for which Purchaser will pay the Consideration on the basis set out in the Scheme.

Sanction of the Scheme by the Court

Under the Companies Act, the Scheme also requires the sanction of the U.K. Court. The Court Hearing to sanction the Scheme is expected to be scheduled following the satisfaction or waiver of the other conditions to the Closing, which are summarized in the section of this proxy statement captioned “The Transaction Agreement—Conditions to the Acquisition,” other than those that are by their terms to be satisfied at the Closing. Scheme Shareholders are entitled to attend the Court Hearing, should they wish to do so, in person or through counsel.

Following sanction of the Scheme by the U.K. Court, the Scheme will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Companies House for registration. This is presently expected to occur on the U.K. business day following the Court Hearing.

Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders at the Scheme Record Time (including all Beneficial Holders at the Scheme Record Time), irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Court Meeting or in favor of, or against, or abstained from voting on the special resolution at the Special Meeting.

If the Scheme does not become effective on or prior to the End Date (or such later date as may be agreed by the Company and Purchaser and as the U.K. Court may approve (if such approval is required)), the Scheme will not become effective.

Required Vote

The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time (6:00 p.m. (Eastern time) on July 26, 2022), representing 75% or more in value of the

Nielsen ordinary shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy.

Approval of the Court Scheme Proposal is required for the consummation of the Acquisition.

Recommendation of the Board

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting. The Board accordingly unanimously recommends that the Nielsen shareholders vote “FOR” the Court Scheme Proposal. See the section of this proxy statement captioned “The Acquisition—Recommendation of the Board and Reasons for the Acquisition” for a more detailed discussion of the recommendation of the Board.

When considering the recommendation of the Board that you vote “FOR” the Court Scheme Proposal, you should be aware that certain of the Nielsen directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a Nielsen shareholder generally. The Board was also aware of those interests in, among others, recommending that you vote “FOR” the Court Scheme Proposal. Those interests are described in more detail in the section of this proxy statement labeled “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Transaction.”

ARTICLES AMENDMENT AND SCHEME IMPLEMENTATION PROPOSAL

It is proposed, pursuant to the Articles Amendment and Scheme Implementation Proposal, that:

1.

the articles of association of Nielsen be amended to ensure that any Nielsen ordinary shares issued after the Voting Record Time in respect of the Court Meeting and on or prior to the Scheme Record Time will be subject to the Scheme. It is also proposed to amend the articles of association so that any Nielsen ordinary shares issued to any person other than Purchaser or its nominees after the Scheme Record Time will be automatically acquired by Purchaser on the same terms of the Acquisition (other than terms as to timings and formalities). These provisions will avoid any person (other than Purchaser or its nominees) being left with Nielsen ordinary shares after the Scheme becomes effective;

2.

the Company be directed to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or be effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition (capitalized terms as defined in the section of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change”); and

3.

the Board be directed that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained.

Special Resolution to Be Proposed at the Special Meeting

For the reasons described above, Nielsen is requesting its shareholders adopt the following resolution at the Special Meeting, which is a special resolution:

RESOLVED THAT, for the purpose of giving effect to the scheme of arrangement dated 2022 (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or subject to any modification, addition, or condition as may be agreed between the Company and Purchaser and approved or imposed by the Court (the Scheme):

(A) the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B) with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 114:

“114. Scheme of Arrangement

114.1 In this article 114, references to the “Scheme” are to the scheme of arrangement dated July 8, 2022 between the Company and the holders of Scheme Shares (as defined in the Scheme) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Neptune BidCo US Inc. (the “Buyer”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article 114) terms defined in the Scheme shall have the same meanings in this article 114.

114.2 Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to the Buyer, any subsidiary of the Buyer or its nominee(s) (each a “Buyer Party”)) on or after the adoption of this article 114 and prior to the Scheme Record Time, such shares shall be issued or transferred in the name of the relevant person subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

114.3 Notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person or such person’s nominee (other than a Buyer Party) (a “New Member”) at or after the Scheme Record Time (each a “Post-Scheme Share”) such shares will, provided that the Scheme has become effective, be immediately transferred to the Buyer (or such persons as the Buyer may direct) (the “Purchaser”), who shall be obliged to acquire such Post-Scheme Shares in consideration of and conditional upon payment by or on behalf of the Buyer to the New Member of the same cash consideration per Post-Scheme Share as would have been payable to a holder of the Scheme Shares under the Scheme.

114.4 On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Date, the value of the consideration per Post-Scheme Share to be paid under article 114.3 shall be adjusted by the directors in such manner as the auditors of the Company or an independent investment bank selected by the Company (whichever in their absolute discretion the directors may elect) may determine to be appropriate to reflect such reorganisation or alteration. References in this article 114 to such shares shall, following such adjustment, be construed accordingly.

114.5 Any New Member may, prior to the issue or transfer of any Post-Scheme Shares to them under any Nielsen Share Plans or any other Company option, stock unit award, option equity award or other similar equity award plan, give not less than two Business Day’s written notice to the Company of their intention to transfer some or all of such Post-Scheme Shares to their spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued to them immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred from that spouse or civil partner to the Purchaser pursuant to article 114.3 above as if the spouse or civil partner were the relevant New Member.

114.6 To give effect to any transfer required by this article 114, the Company may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser and do all such other things and execute and deliver all such documents as may in the opinion of the attorney and/or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and pending such vesting to exercise all such rights and privileges attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney and/or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney and/or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights or privileges attaching to the Post-Scheme Shares unless so agreed by the Purchaser. The Company may give good receipt for the purchase price of the Post-Scheme Shares and may register the Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares. The Purchaser shall, subject to Relevant Law, settle the consideration due to the New Member pursuant to article 114.30 above by sending a cheque in US dollars drawn on a United States of America clearing bank in favour of the New Member, or any alternative method communicated by the Purchaser to the New Member, for the purchase price of such Post-Scheme Shares no later than 14 days after the date on which the Post-Scheme Shares are issued to the New Member. In the event that the settlement of consideration by the Purchaser pursuant to article 114.3 would constitute a breach of Relevant Law, the Purchaser shall pay such consideration to the Company and the Company shall hold it on trust for the New Member until such time as the settlement of such consideration would not constitute a breach of Relevant Law.

114.7 Notwithstanding any other provision of these articles, both the Company and the directors shall refuse to register the transfer of any shares between the Scheme Record Time and the Effective Date, other than to the Purchaser pursuant to the Scheme.

114.8 If the Scheme shall not have become effective by the date referred to in (or otherwise set in accordance with) clause 7.2 of the Scheme, this article 114 shall cease to be of any effect.”

(C) the Company be directed to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or be effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition;

(D) the Board need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained.

Required Vote

The Articles Amendment and Scheme Implementation Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast at the Special Meeting (in person, by telephone, via the Internet or by proxy) are cast in favor thereof.

Recommendation of the Board

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting. The Board accordingly unanimously recommends that the Nielsen shareholders vote “FOR” the Articles Amendment and Scheme Implementation Proposal. See the section of this proxy statement captioned “The Acquisition—Recommendation of the Board and Reasons for the Acquisition” for a more detailed discussion of the recommendation of the Board.

When considering the recommendation of the Board that you vote “FOR” the Articles Amendment and Scheme Implementation Proposal, you should be aware that certain of Nielsen’s directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a Nielsen shareholder generally. The Board was also aware of those interests in, among others, recommending that you vote “FOR” the Articles Amendment and Scheme Implementation Proposal. Those interests are described in more detail in the section of the proxy statement captioned “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition.”

COMPENSATION PROPOSAL

Advisory Approval of the Compensation Payments to Named Executive Officers

In accordance with Section 14A of the Exchange Act, Nielsen is providing the Nielsen shareholders with the opportunity to cast an advisory, non-binding vote at the Special Meeting on the compensation that may be paid or become payable to its named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable. For a more detailed summary of the compensation payments, see “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition.” As required by Section 14A of the Exchange Act, Nielsen is asking the Nielsen shareholders to vote on the adoption of the following resolution which is an ordinary resolution:

RESOLVED, that the compensation that may be paid or become payable to Nielsen’s named executive officers in connection with the completion of the Acquisition, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition,” including the associated narrative description, are hereby APPROVED on an advisory (non-binding) basis.

Required Vote

Provided that a quorum is present at the Special Meeting, the Compensation Proposal will be passed if a simple majority of the votes cast at the Special Meeting (in person, by telephone, via the Internet or by proxy) are cast in favor of this proposal.

Completion of the Acquisition is not conditioned on approval of the Compensation Proposal. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment and Scheme Implementation Proposal are approved at the Court Meeting and the Special Meeting, respectively, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.

Recommendation of the Board

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting. The Board accordingly unanimously recommends that the Nielsen shareholders vote “FOR” the Compensation Proposal. See the section of this proxy statement captioned “The Acquisition—Recommendation of the Board and Reasons for the Acquisition” for a more detailed discussion of the recommendation of the Board.

When considering the recommendation of the Board that you vote “FOR” the Compensation Proposal, you should be aware that certain of the Nielsen directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The Board was also aware of those interests in, among others, recommending that you vote “FOR” the Compensation Proposal. Those interests are described in more detail in the section of this proxy statement labeled “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition.”

THE ACQUISITION

This discussion of the Acquisition is qualified in its entirety by reference to the Transaction Agreement and the Scheme, which are attached to this proxy statement as Annex A and Annex B, respectively, and incorporated into this proxy statement by reference. You should carefully read and consider the entire Transaction Agreement and Scheme, which are the legal documents that governs the Acquisition, because these documents contain important information about the Acquisition and how it affects you.

Parties Involved in the Acquisition

Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

Nielsen Holdings plc, together with its subsidiaries, serves the world’s media and content ecosystem and is a global leader in audience measurement, data and analytics. Through Nielsen’s understanding of people and their behaviors across all channels and platforms, Nielsen empowers its clients with independent and actionable intelligence so they can connect and engage with their audiences- now and into the future.

Nielsen provides a holistic and objective understanding of the media industry to its various client segments. Nielsen’s data is used by its publishing clients to understand their audiences, establish the value of their advertising inventory and maximize the value of their content. Nielsen’s data is used by its marketer and advertiser agency clients to plan and optimize their spend and is used by its content creator clients to inform decisions and identify trends.

An S&P 500 company, Nielsen has operations in more than 55 countries, with its registered office located in London, the United Kingdom and headquarters located in New York, United States.

Neptune Intermediate Jersey Limited

c/o Elliott Investment Management, L.P.

777 South Flagler Drive, South Tower

West Palm Beach, FL 33401

Neptune Intermediate Jersey Limited was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement and arranging of the equity and debt financing in connection with such transactions.

Neptune BidCo US Inc.

c/o Elliott Investment Management, L.P.

777 South Flagler Drive, South Tower

West Palm Beach, FL 33401

Neptune BidCo US Inc. was formed solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.

Certain Effects of the Acquisition

Upon the terms and subject to the conditions of the Transaction Agreement, Purchaser will acquire all of the Company’s issued and to be issued ordinary share capital (other than the Excluded Shares) by means of the

Scheme (provided that the parties reserve the right under the Transaction Agreement to effect the acquisition by means of a takeover offer as defined in section 974 of the Companies Act in certain circumstances). As a result of the Acquisition, Nielsen ordinary shares will no longer be publicly traded and will be delisted from the NYSE. In addition, Nielsen ordinary shares will be deregistered under the Exchange Act, and Nielsen will no longer file periodic reports with the SEC. The Effective Time will occur upon the delivery of the Court Order to the Companies House in accordance with the provisions of the Scheme and the laws of England and Wales. If the Acquisition is consummated, you will no longer own any Nielsen ordinary shares, and instead will only be entitled to receive the Offer Consideration described in “—Offer Consideration.” The terms and conditions of the Acquisition are contained in the Transaction Agreement and the Scheme, which are attached as Annex A and Annex B to this proxy statement, respectively. Please carefully read the Transaction Agreement and the Scheme, as they contain the legal terms that govern the Acquisition.

Adoption of Articles of Association

Subject to and conditional on: (i) the Court Scheme Proposal having been approved by the Nielsen shareholders at the Court Meeting; and (ii) the Articles Amendment and Scheme Implementation Proposal having been approved by the Nielsen shareholders at the Special Meeting, including, in each case, any adjournment or postponement of such meetings, the amendment to the articles of association of Nielsen in the form proposed in the Articles Amendment and Scheme Implementation Proposal shall be adopted with immediate effect, in connection with the Acquisition in place of the existing articles of association of Nielsen.

Effect on Nielsen if the Acquisition Is Not Completed

If the Court Scheme Proposal is not approved by the Nielsen shareholders at the Court Meeting or the Articles Amendment and Scheme Implementation Proposal, subject to certain exceptions, is not approved by the Nielsen shareholders at the Special Meeting, or if the Acquisition is not completed for any other reason:

i.	the Nielsen shareholders will not be entitled to, nor will they receive, any payment for their Nielsen ordinary shares pursuant to the Transaction Agreement;

ii.

(a) Nielsen will remain an independent public company; (b) Nielsen ordinary shares will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (c) Nielsen will continue to file periodic reports with the SEC;

iii.

we anticipate that (a) management will operate the business in a manner similar to that in which it is being operated today and (b) Nielsen shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to Nielsen’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which Nielsen operates and economic conditions;

iv.

the price of Nielsen ordinary shares may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of Nielsen ordinary shares would return to the price at which it trades as of the date of this proxy statement;

v.

the Board will continue to evaluate and review Nielsen’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate; irrespective of these efforts, it is possible that no other transaction acceptable to the Board will be offered or that Nielsen’s business, prospects and results of operations will be adversely impacted; and

vi.

under specified circumstances, Nielsen will be required to pay Parent a termination fee of $102 million, upon the termination of the Transaction Agreement, as described in the section of this proxy statement captioned “The Transaction Agreement—Termination Fees.”

Offer Consideration

Treatment of Nielsen Ordinary Shares

At the Effective Time, each then-outstanding Nielsen ordinary share (other than the Excluded Shares) shall be transferred from the Nielsen shareholders to Purchaser (and/or its nominees) in accordance with the provisions of the Scheme, the Transaction Agreement and the laws of England and Wales. The Nielsen shareholders shall cease to have any rights with respect to the Nielsen ordinary shares except their rights under the Scheme, including the right to receive the Offer Consideration, less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

Treatment of Nielsen Equity Awards

At the Effective Time, each option to purchase Nielsen ordinary shares (a “Nielsen Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time, and each restricted stock unit award in respect of Nielsen ordinary shares, including any award of deferred stock units held by non-employee directors (a “Nielsen RSU Award”), that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (b) the Offer Consideration. For purposes of clause (a) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

Background of the Acquisition

The following chronology summarizes certain key events and contacts that led to the execution of the Transaction Agreement. It does not purport to catalogue every conversation among the Board, its members, its committees, members of Nielsen’s management, representatives of Nielsen’s financial and legal advisors, members of the Consortium or their respective representatives, and other parties. Interactions on behalf of Nielsen between members of Nielsen’s management and/or representatives of Nielsen’s financial and legal advisors, on the one hand, and representatives of the Consortium, on the other hand, as described below, were undertaken at the overall direction of the Board.

On July 26, 2018, Nielsen announced the Board’s decision to initiate an in-depth strategic review of Nielsen’s Global Connect business, which strategic review was expanded in scope in September 2018 to include a broad review of strategic alternatives for Nielsen and its businesses, including continuing to operate as a public, independent company, a separation of either its Global Connect business or Global Media business, or a sale of Nielsen, and engaged with several financial sponsors and other industry participants regarding a potential strategic transaction involving some or all of Nielsen and its businesses. In connection with this strategic review process, the Board substantively assessed the merits and disadvantages of these alternatives, including a potential take-private of Nielsen and repurchases of Nielsen ordinary shares, together with its financial and legal advisors. J.P. Morgan was engaged as Nielsen’s financial advisor in connection with this strategic review.

On August 13, 2018, Elliott Associates, L.P. and certain of its affiliates (“Elliott”) filed a beneficial ownership report on Schedule 13D (the “Elliott Schedule 13D”) disclosing an aggregate beneficial ownership of 5.1% of the outstanding Nielsen ordinary shares, and combined economic exposure equivalent to 8.4% of the outstanding Nielsen ordinary shares.

On August 16, 2019, Elliott filed an amendment to the Elliott Schedule 13D, disclosing an aggregate beneficial ownership of 3.9% of the outstanding Nielsen ordinary shares, and combined economic exposure equivalent to 5.1% of the outstanding Nielsen ordinary shares.

On November 7, 2019, Nielsen announced the conclusion of its strategic review process. After a comprehensive review of strategic alternatives, Nielsen received no acceptable proposals to acquire the entire Company, and announced its intention to spin-off its Global Connect business.

On April 29, 2020, Nielsen entered into cooperation and information sharing agreements with Elliott, pursuant to which Nielsen agreed, among other things, to appoint Mr. Jonathan Miller to the Board as an independent non-executive director, and to permit Elliott access to certain confidential information of Nielsen at its request during the cooperation period, subject to an appropriate confidentiality agreement. Mr. Miller has been subsequently nominated by the Board and elected as an independent non-executive director at each of the 2021 annual general meeting of the Nielsen shareholders (the “2021 Annual Meeting”) and the 2022 annual general meeting of the Nielsen shareholders (the “2022 Annual Meeting”). Nielsen also agreed to establish a Finance Committee of the Board to remain in place at least until the consummation of the previously announced spin-off of Nielsen’s Global Connect business and which committee continues in existence at the date of this proxy statement.

Over the course of the remainder of 2020 and 2021, representatives of Nielsen periodically had discussions with representatives of Elliott and other investors to receive their views on Nielsen and its businesses and strategic alternatives pursuant to appropriate non-disclosure agreements, including, among other things, in relation to its potential spin-off and subsequent sale of its Global Connect business to affiliates of Advent International Corporation, which was consummated in March 2021.

On July 31, 2021, representatives of Elliott contacted David Kenny, Chief Executive Officer and a member of the Board, and expressed an interest in a potential transaction with Nielsen at a “significant premium” to its then-current share price.

On August 31, 2021, representatives of Elliott met with Mr. Kenny and James A. Attwood, Jr., Chairperson of the Board, and further discussed Elliott’s interest in an acquisition of Nielsen at a “significant premium” to its then-current share price.

At a video-conference meeting of the Board held on September 3, 2021, members of Nielsen’s management and representatives of Nielsen’s financial and legal advisors, J.P. Morgan, Allen & Company and Wachtell Lipton, updated the Board on these events. The Board discussed, with members of Nielsen’s management and representatives of Nielsen’s financial and legal advisors, Nielsen’s operations, strategy and current plans, the advisability of considering a potential transaction involving Nielsen at such time, the process that such consideration could entail, and the actions that Elliott might take if the Board were to decide not to permit engagement with respect to a potential transaction involving Nielsen. Representatives of Wachtell Lipton reviewed with the directors their responsibilities in relation to a potential transaction, including reminding them of their statutory and fiduciary duties under UK law based on a presentation previously provided by Nielsen’s UK counsel, Clifford Chance LLP (“Clifford Chance”). The Board authorized Messrs. Attwood and Kenny to seek further information from Elliott, including with respect to potential financing sources and Elliott’s willingness to enter into a more extensive customary non-disclosure agreement with Nielsen, including standstill provisions, in connection with a potential transaction involving Nielsen.

On September 13, 2021, Nielsen received a written non-binding proposal from Elliott in which Elliott proposed to acquire Nielsen at a “significant premium” to its then-current share price, but the proposal did not specify a price or price range. The proposal specified that Elliott expected to finance the acquisition with a combination of cash equity and debt financing from third-party lenders, with the cash equity portion funded by Elliott and select co-investors including certain sovereign wealth funds with which Elliott had partnered on previous transactions. The proposal noted that Elliott was actively discussing whether another private equity sponsor would be an additional value-additive partner in relation to a potential transaction involving Nielsen. The proposal also stated that Elliott was prepared to execute a non-disclosure agreement typical of shareholder bidders for public companies.

On September 21, 2021, in response to a request for additional detail on the terms of the proposal, Nielsen received a revised written non-binding proposal from Elliott in which Elliott reiterated its proposal to acquire

Nielsen at a “significant premium” to its then-current share price. The proposal specified that Elliott expected to finance the acquisition with a combination of cash equity and debt financing from third-party lenders, with the cash equity portion funded by Elliott, select co-investors including certain sovereign wealth funds with which Elliott had partnered on previous transactions, and two leading private equity firms. The proposal noted that the identities of these co-investors had been disclosed to representatives of J.P. Morgan but were omitted from the written proposal because they were not yet engaged in the process.

On October 1, 2021, the Board held a video-conference meeting with members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company and Wachtell Lipton to discuss the events since the last meeting of the Board. The Board discussed the potential transaction with Elliott and potential strategic alternatives. The Board authorized Messrs. Attwood and Kenny to seek further information from Elliott, including a specific proposed price range for a potential transaction involving Nielsen.

On October 4, 2021, representatives of Elliott met with members of Nielsen’s management, who notified representatives of Elliott that the Board requested that Elliott update its proposal with a specific per share price, that a “traditional” control premium would be unlikely to result in further discussions with respect to a potential transaction with Nielsen, and that the Board was primarily focused on the intrinsic value of Nielsen.

On October 11, 2021, Nielsen received a revised written non-binding proposal from Elliott in which Elliott proposed to acquire Nielsen at a price range of $27.00 to $28.00 per Nielsen ordinary share.

At a meeting of the Board held on October 14, 2021, representatives of J.P. Morgan and Allen & Company updated the Board on Elliott’s proposal, as well as conversations between members of Nielsen’s management and representatives of Elliott in connection therewith. Members of Nielsen’s management provided the Board with a summary of Nielsen’s financial performance and management’s financial projections. Representatives of J.P. Morgan and Allen & Company reviewed with the Board certain preliminary financial analyses of J.P. Morgan and Allen & Company relating to Nielsen, including based on management’s financial projections using a range of varying assumptions. Representatives of J.P. Morgan and Allen & Company also discussed with the Board Nielsen’s financial performance and standalone plan, Elliott’s proposal in comparison to Nielsen continuing to execute on its standalone plan, and the assumptions underlying the different cases of projections that management prepared. Representatives of J.P. Morgan and Allen & Company additionally provided the Board with certain perspectives of J.P. Morgan and Allen & Company regarding potential strategic alternatives to a potential transaction with Elliott, including standalone strategies such as continuing with the execution of Nielsen’s strategic plan and a return of capital to Nielsen’s shareholders through share repurchases or dividends, as well as potential transaction alternatives such as acquisitions, PIPE financing and pursuing a sale process. Finally, representatives of Wachtell Lipton reviewed with the directors their responsibilities in relation to the potential transaction, including reminding them of their statutory and fiduciary duties under UK law based on a presentation previously provided by Clifford Chance. After discussion, the Board authorized Messrs. Attwood and Kenny to inform Elliott that the Board was not prepared to engage with Elliott regarding a transaction on the basis of its proposed price, which they did on October 19, 2021.

On October 21, 2021, Nielsen received a revised written non-binding proposal from Elliott in which Elliott proposed to acquire Nielsen at a price of $28.50 per Nielsen ordinary share.

Between October 22 and October 23, 2021, representatives of Elliott spoke with Messrs. Attwood and Kenny, and separately with representatives of J.P. Morgan, to discuss the revised proposal. On October 24, 2021, representatives of Elliott provided members of Nielsen’s management with an illustrative timeline for its due diligence review of Nielsen. At a video conference meeting of the Board held on October 28, 2021, members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company and Wachtell Lipton updated the Board on Elliott’s revised proposal, as well as the continued engagement among members of Nielsen’s management, representatives of J.P. Morgan and representatives of Elliott in connection therewith. Representatives of J.P. Morgan and Allen & Company again reviewed with the Board certain preliminary financial analyses of J.P. Morgan and Allen & Company relating to Nielsen, including based on management’s financial projections using a range of varying assumptions. The Board also discussed with members of Nielsen’s management the feedback that shareholders had provided following Nielsen’s earnings release. After discussion, the Board authorized Messrs. Attwood and Kenny to inform Elliott that the Board was not prepared to engage with Elliott regarding a transaction on the basis of its proposed purchase price, but would be prepared to provide due diligence information to Elliott if Elliott were to increase such price to at least $30.00 per Nielsen ordinary share. The Board also directed Messrs. Attwood and Kenny to make clear that the Board would expect Elliott to offer additional value based on the outcome of such due diligence.

On November 1, 2021, Nielsen received a revised written non-binding proposal from Elliott in which Elliott proposed to acquire Nielsen at a price of $30.00 per Nielsen ordinary share.

On November 18, 2021, Nielsen entered into a non-disclosure agreement with Elliott, which included a customary standstill provision restricting Elliott from taking certain actions with respect to Nielsen and its securities, but that permitted Elliott to make confidential proposals to the Board, and included customary “fall-away” and “don’t ask, don’t waive” provisions.

Between November 19 and November 22, 2021, Nielsen entered into non-disclosure agreements with Brookfield and certain other potential members of the Consortium, each of which included a customary standstill provision restricting such member from taking certain actions with respect to Nielsen and its securities, but that permitted such member to make confidential proposals to the Board, as well as customary “fall-away” and “don’t ask, don’t waive” provisions.

From November 22, 2021 through December 2021, representatives of Nielsen provided extensive non-public due diligence information to Elliott and the other potential members of the Consortium, as well as their respective advisors, and members of Nielsen’s management made presentations to representatives of Elliott and the other potential members of the Consortium in connection with their due diligence process.

At a meeting of the Finance Committee of the Board (the “Finance Committee”) held on December 15, 2021, members of Nielsen’s management updated the Finance Committee on the status of the due diligence process with the potential members of the Consortium, and also provided a summary of the financial projections prepared by Nielsen’s management and provided to the potential members of the Consortium in connection with the potential transaction (the “Management Case”). Members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company also discussed next steps with respect to the potential transaction with the Finance Committee, including the due diligence timeline and outstanding due diligence requests.

At a meeting of the Board held on December 16, 2021, members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company updated the Board on discussions with Elliott and the other potential members of the Consortium, including regarding such parties’ due diligence efforts. Members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company also discussed next steps with respect to the potential transaction with the Board, including the due diligence timeline and the timeline for the Consortium’s submission of a revised proposal and potential entry into a definitive agreement in connection with a mutually agreeable transaction.

Between January 5 and January 13, 2022, members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company spoke to representatives of the potential members of the Consortium to discuss the submission of a revised proposal based on the due diligence information that Nielsen had provided, and to state that while the Board had permitted the Consortium to conduct due diligence on the basis of the Consortium’s previous proposal of $30.00 per Nielsen ordinary share, the Board continued to believe that the intrinsic value of Nielsen was over $30.00 per Nielsen ordinary share and that the non-public due diligence information provided to the Consortium should substantiate that view.

On January 13, 2022, The WindAcre Partnership LLC (“WindAcre”), a significant Nielsen shareholder with aggregate beneficial ownership at that time of 9.63% of the outstanding Nielsen ordinary shares, sent a private letter to the Board encouraging the Board to maximize the intrinsic value of the Nielsen ordinary shares through proactive capital allocation decisions, including significant share repurchases or special dividends. WindAcre also provided a summary of several illustrative forecasted financial cases based on different assumptions, with WindAcre’s base operating and capital allocation case reflecting an intrinsic value of $44.00 to $57.00 per Nielsen ordinary share, premised on distributing substantially all cash flow to shareholders in the form of dividends and/or share repurchases.

On January 14, 2022, Nielsen received a revised written non-binding proposal from Elliott, Brookfield and another potential member of the Consortium in which such members confirmed their interest in acquiring Nielsen at a price of $30.00 per Nielsen ordinary share. The revised proposal specified that the Consortium expected to finance the acquisition with a combination of cash equity and debt financing from third-party lenders, with approximately $5 billion of the equity from members of the Consortium, along with their limited partners and co-investors, and requesting permission from Nielsen to engage with certain potential lenders and preferred equity financing sources, as well as specific additional potential investors, including WindAcre.

On January 17, 2022, representatives of J.P. Morgan and Allen & Company discussed certain aspects of the revised proposal with representatives of Elliott and Brookfield.

On January 18, 2022, Messrs. Attwood and Kenny discussed certain aspects of the revised proposal with representatives of Elliott.

At a video-conference meeting of the Board held on January 19, 2022, members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company and Wachtell Lipton (with representatives of Clifford Chance also in attendance) updated the Board on the revised proposal received from Elliott on January 14, 2022, and discussions with Elliott and the other potential members of the Consortium, including regarding such parties’ due diligence efforts. Mr. Kenny and Linda Zukauckas, the Chief Financial Officer of Nielsen, discussed with the Board the management projections, including an updated Management Case and an “Alternative Case” moderating certain Management Case assumptions, in each case described in the section of this proxy statement captioned “—Management Projections.” Representatives of J.P. Morgan and Allen & Company again reviewed with the Board certain preliminary financial analyses of J.P. Morgan and Allen & Company relating to Nielsen, including based on the Management Case and the Alternative Case. Members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company also discussed next steps with respect to the potential transaction with the Board, including providing the Consortium feedback on its revised proposal and seeking an increase in price. The Board also discussed the Consortium’s request to speak with WindAcre, and the advisability of contacting other potential interested parties for a pre-signing market check or relying on a post-signing “go-shop” period. After discussion, the Board authorized Messrs. Attwood and Kenny to seek an increase in price from the Consortium.

On January 21, 2022, Messrs. Attwood and Kenny informed representatives of Elliott that the Board would only be willing to consider a potential transaction at a price above $30.00 per Nielsen ordinary share, and that the members of the Consortium would need to enter into binding commitments with respect to the entire amount of the equity financing for the potential transaction. Messrs. Attwood and Kenny also informed representatives of Elliott that the Board was continuing to consider the Consortium’s request to speak with WindAcre about the possibility of WindAcre joining the Consortium. Representatives of Elliott conveyed to Messrs. Attwood and Kenny that the Consortium would not increase its proposed acquisition price.

At a video-conference meeting of the Board held on January 24, 2022 attended by members of Nielsen’s management and representatives of Nielsen’s financial and legal advisors, Messrs. Attwood and Kenny updated the Board on discussions with representatives of the potential members of the Consortium, noting that during the January 21, 2022 discussions, the Consortium firmly stated its position that the Consortium would not increase its proposed acquisition price of $30.00 per Nielsen ordinary share. Messrs. Attwood and Kenny also relayed that representatives of the potential members of the Consortium had repeated their request to speak with representatives of WindAcre about the possibility of WindAcre joining the Consortium. The Board asked Messrs. Attwood and Kenny to request that the Consortium provide a revised proposal with further details regarding the equity financing for such proposal.

On January 31, 2022, Nielsen received a revised written non-binding proposal from Elliott, Brookfield and another potential member of the Consortium in which such members proposed to acquire Nielsen at a price of $30.00 per Nielsen ordinary share. The revised proposal further specified that the Consortium members and another potential co-investor would provide commitments for the entire amount of the equity financing for the potential transaction, and continued to request permission from Nielsen to engage with certain potential lenders and preferred equity financing sources, as well as specific additional investors, including WindAcre.

At a video-conference meeting of the Board held on February 2, 2022, Messrs. Attwood and Kenny updated the Board on discussions with representatives of the potential members of the Consortium, and on the Consortium’s due diligence process. The Board discussed with representatives of Wachtell Lipton and Clifford Chance the alternatives of a pre-signing market check or a post-signing “go-shop” period with respect to a potential transaction, concluding that a post-signing “go-shop” period was preferable given that Nielsen had publicly announced and conducted a strategic review process in 2019, the likelihood that a pre-signing market check would be disruptive and increase the risk of market rumors regarding the potential transaction, and the fact that a post-signing “go-shop” process would adequately permit Nielsen to test if there were potential acquirers at a higher price. Representatives of Clifford Chance reviewed with the Board their responsibilities in relation to the potential transaction, including reminding them of their statutory and fiduciary duties under UK law.

Beginning on February 3, 2022, representatives of Gibson Dunn & Crutcher LLP (“Gibson Dunn”), counsel to Elliott, and Wachtell Lipton began discussions regarding the Consortium’s request to engage with WindAcre to gauge WindAcre’s potential interest in participating with the Consortium in the potential transaction.

At a video-conference meeting of the Board held on February 6, 2022, members of Nielsen’s management and representatives of Wachtell Lipton and Clifford Chance discussed with the Board the Consortium’s request to engage with WindAcre, noting that doing so could increase closing certainty for a potential transaction with the Consortium. The Board determined to permit the potential members of the Consortium to engage with WindAcre, subject to WindAcre’s entry into an acceptable non-disclosure agreement with Nielsen, and authorized Messrs. Attwood and Kenny to contact WindAcre.

On February 7, 2022, Ms. Zukauckas spoke with representatives of WindAcre and informed them of a potential strategic opportunity, but could not provide any additional information about the potential opportunity unless WindAcre was willing to enter into a non-disclosure agreement. Following this conversation, counsel for WindAcre had conversations with representatives of Wachtell Lipton about the terms of a possible non-disclosure agreement.

At a video-conference meeting of the Finance Committee held on February 9, 2022, members of Nielsen’s management provided an update on potential acquisition targets and future capital allocation options, including a potential share repurchase program. In addition, representatives of J.P. Morgan and Allen & Company relayed an update from representatives of the Consortium regarding potential financing sources for the Consortium and the status of the Consortium’s due diligence process.

At a video-conference meeting of the Board held on February 10, 2022, representatives of Wachtell Lipton updated the Board on the status of discussions with WindAcre regarding entry into a non-disclosure agreement with Nielsen. Members of Nielsen’s management provided an update on the draft of the Transaction Agreement and related documentation with respect to a potential transaction with the Consortium, and representatives of J.P. Morgan and Allen & Company relayed an update from representatives of the Consortium regarding potential financing sources for the Consortium and the status of the Consortium’s due diligence process.

On February 11, 2022, representatives of Wachtell Lipton circulated a draft of the Transaction Agreement to representatives of Gibson Dunn.

Also on February 11, 2022, Nielsen entered into a non-disclosure agreement with WindAcre, which did not include a standstill provision restricting WindAcre from taking certain actions with respect to Nielsen and its securities but included an acknowledgment from WindAcre that WindAcre would not be able to trade in Nielsen securities on the basis of material non-public information. Thereafter, representatives of Nielsen informed representatives of WindAcre about the potential transaction with the Consortium and that the Consortium had requested permission to discuss with WindAcre the possibility of WindAcre joining the Consortium. They also informed the representatives of WindAcre that if WindAcre was interested in joining the Consortium and receiving confidential information about Nielsen as part of that process, WindAcre would be required to execute a further non-disclosure agreement that would include a customary standstill provision. Representatives of Nielsen also informed representatives of Elliott, Brookfield and another potential member of the Consortium that WindAcre was granted permission to discuss with the Consortium the possibility of WindAcre participating with the Consortium in a potential transaction.

On February 17, 2022, representatives of WindAcre informed representatives of Nielsen that on the basis of preliminary discussions with the Consortium, WindAcre believed that the Consortium’s proposed price was below the intrinsic value of Nielsen ordinary shares and that WindAcre was not likely to join the Consortium (although discussions between WindAcre and the Consortium were still ongoing) and that WindAcre would likely oppose a sale of Nielsen to the Consortium at $30.00 per Nielsen ordinary share. The representatives of WindAcre disclosed to the representatives of Nielsen that in addition to WindAcre’s beneficial ownership of approximately 9.6% of the outstanding Nielsen ordinary shares, WindAcre also held derivative securities giving WindAcre economic exposure equivalent to an additional 14.4% of the outstanding Nielsen ordinary shares. WindAcre also expressed interest in an opportunity to address the Board with respect to WindAcre’s view of Nielsen’s intrinsic value.

At a video-conference meeting of the Board held on February 23, 2022, at the invitation of the Board, representatives of WindAcre presented to the Board their view on Nielsen’s intrinsic value, which they indicated could range from $35.00 to $90.00 per Nielsen ordinary share in certain scenarios. The presentation included WindAcre’s views on a potential leveraged recapitalization of Nielsen. The representatives of WindAcre reiterated that if Nielsen were to enter into a transaction with the Consortium at a price of $30.00 per Nielsen ordinary share, WindAcre expected to oppose such transaction. After the representatives of WindAcre left the meeting, the Board discussed WindAcre’s presentation with Nielsen’s management and with representatives of Nielsen’s financial advisors in the context of their respective preliminary financial analyses.

At a video-conference meeting of the Board held on February 26, 2022, the Board discussed with representatives of J.P. Morgan, Allen & Company, Wachtell Lipton and Clifford Chance the timeline for a potential transaction with the Consortium, and determined to give the Consortium a deadline of March 21, 2022 for its final proposal and the potential execution of definitive agreements with respect to a transaction. Representatives of Wachtell Lipton and Clifford Chance provided the Board with a summary of the applicable voting requirements if the potential transaction were structured as a scheme of arrangement under UK law. The Board also discussed illustrative shareholder composition and voting projections assuming WindAcre did not support the potential transaction, which were prepared by Innisfree M&A Incorporated, Nielsen’s proxy solicitor for the Acquisition. The Board also approved a $1 billion share repurchase authorization, to be implemented in the event that Nielsen did not reach a definitive agreement on a transaction with the Consortium.

On March 4, 2022, representatives of Gibson Dunn circulated a revised draft of the Transaction Agreement to representatives of Wachtell Lipton, reflecting the Consortium’s comments on the draft of the Transaction Agreement sent by Wachtell Lipton.

At a video-conference meeting of the Board held on March 9, 2022 attended by members of Nielsen’s management and representatives of Nielsen’s financial and legal advisors, the Board discussed again with members of Nielsen’s management the Management Case and the Alternative Case, including management’s assessments and the underlying assumptions for each case, and the weighting that the financial advisors should apply in their respective financial analyses. Based on management’s assessments regarding the likelihood of achieving the financial results reflected in such cases, the Board instructed J.P. Morgan and Allen & Company to apply a 50% weighting to the results of the Management Case and a 50% weighting to the results of the Alternative Case. Representatives of Wachtell Lipton also provided the Board with an update regarding WindAcre’s beneficial ownership of and derivative positions in Nielsen ordinary shares.

On March 10, 2022, representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn, Herbert Smith Freehills LLP (“HSF”), UK counsel to Elliott, and Davis Polk & Wardwell LLP (“Davis Polk”), counsel to Brookfield, discussed various UK law aspects of the potential structures for implementing the Acquisition.

On March 11, 2022, representatives of Wachtell Lipton circulated a revised draft of the Transaction Agreement to representatives of Gibson Dunn, responding to the comments reflected in the draft sent by Gibson Dunn. Also on March 11, 2022, representatives of Gibson Dunn circulated a draft of the forms of equity commitment letter and limited guarantee that the potential members of the Consortium proposed to enter into in connection with the potential transaction.

On March 13, 2022, representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn, HSF and Davis Polk discussed various aspects of the Transaction Agreement, including closing mechanics, termination fees, the regulatory efforts covenant, Nielsen’s representations and warranties and the issuances of equity awards in the interim period between signing and closing.

On March 14, 2022, news articles were published stating that Nielsen was in advanced talks with a consortium of private equity firms with respect to the acquisition of Nielsen, “according to people familiar with the matter.”

Later on March 14, 2022, WindAcre and certain of its affiliates filed a beneficial ownership report on Schedule 13D (the “WindAcre Schedule 13D”) disclosing an aggregate beneficial ownership of 9.61% of the outstanding Nielsen ordinary shares, and derivative securities giving WindAcre economic exposure equivalent to an additional 14.44% of the outstanding Nielsen ordinary shares.

On March 15, 2022, representatives of Gibson Dunn circulated a revised draft of the Transaction Agreement to representatives of Wachtell Lipton, responding to the comments reflected in the draft sent by Wachtell Lipton.

At a video-conference meeting of the Board held on March 16, 2022, members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company, Wachtell Lipton and Clifford Chance updated the Board on negotiations with the potential members of the Consortium and their advisors and discussed a range of potential alternative scenarios depending on WindAcre’s potential course of action. Representatives of Wachtell Lipton also discussed with the Board the key open points in the Transaction Agreement. Representatives of J.P. Morgan and Allen & Company also discussed with the Board an illustrative overview of the post-signing “go-shop” process and a preliminary list of potential strategic and financial counterparties that could be approached to solicit interest in an alternative acquisition in the event Nielsen signed a definitive agreement with the Consortium and a “go-shop” process commenced. Representatives of Clifford Chance reviewed with the directors their responsibilities in relation to the potential transaction, including reminding them of their statutory and fiduciary duties under UK law.

Also on March 16, 2022, representatives of Wachtell Lipton and Gibson Dunn discussed certain open points in the Transaction Agreement, including with respect to termination rights, termination fees, the reimbursement of the Consortium’s expenses in the event that the potential transaction was not approved by Nielsen’s shareholders, the go-shop and non-solicitation covenants and certain other covenants.

Also on March 16, 2022, representatives of J.P. Morgan received a draft of the Consortium’s debt commitment letter from representatives of Gibson Dunn.

On March 17, 2022, representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn, HSF and Davis Polk, discussed various UK law aspects of the draft Transaction Agreement.

Also on March 17, 2022, representatives of Wachtell Lipton circulated a revised draft of the Transaction Agreement to representatives of Gibson Dunn, responding to the comments reflected in the draft sent by Gibson Dunn.

On March 19, 2022, representatives of WindAcre informed members of Nielsen’s management that WindAcre had discontinued discussions with the Consortium and would seek to block the potential transaction if a definitive agreement was signed.

Also on March 19, 2022, representatives of the Consortium informed members of Nielsen’s management that the Consortium planned to submit a revised proposal later that day reflecting a reduced price of $25.40 per Nielsen ordinary share, citing the increased cost of financing in light of market conditions and other factors for the price reduction. The representatives of the Consortium emphasized that $25.40 per Nielsen ordinary share was still a substantial premium to the unaffected trading price of Nielsen ordinary shares.

At a video-conference meeting of the Board held on March 19, 2022, members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company, Wachtell Lipton and Clifford Chance updated the Board on discussions with the Consortium and its advisors, including the substantial price reduction proposed by the Consortium. The Board determined to wait for a formal revised proposal from the Consortium before reaching a decision.

After the meeting of the Board, on March 19, 2022, Nielsen received a revised written non-binding proposal from Elliott and Brookfield in which the Consortium proposed to acquire Nielsen at a price of $25.40 per Nielsen ordinary share. The revised proposal included debt and equity commitment letters for the full purchase price, and a draft of the Transaction Agreement that the Consortium was prepared to execute, and stated that the proposal would automatically expire at 11:59 p.m. on March 20, 2022, unless accepted by Nielsen at or prior to such time.

At a video-conference meeting of the Board held on March 20, 2022, members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company updated the Board on the revised proposal received from the Consortium. Representatives of Clifford Chance reviewed with the directors their statutory and fiduciary duties under UK law in connection with the decision to accept or reject the Consortium’s revised proposal. The Board then determined to reject the revised proposal and to have Nielsen issue a press release announcing the Board’s decision and stating that Nielsen intended to commence share repurchases following the release of its earnings for the fiscal quarter ended March 31, 2022. The Board directed members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company to inform the Consortium of the Board’s decision and its reasons for such decision.

Later that evening on March 20, 2022, Messrs. Attwood and Kenny spoke with representatives of Elliott to inform them that the Board had rejected the revised proposal and that Nielsen had authorized the issuance of a press release announcing such rejection. The representatives of Elliott asked that Nielsen not issue a press release and indicated orally that the Consortium may potentially be prepared to revise its proposed price to $27.00 per Nielsen ordinary share.

After that conversation on March 20, 2022, Nielsen issued a press release disclosing the $25.40 per Nielsen ordinary share proposal received from the Consortium and the Board’s decision to reject such proposal based on its comprehensive review of the proposal, with the assistance of its independent financial and legal advisors, and discussions with WindAcre under a confidentiality agreement. Nielsen also announced its intention to commence share repurchases under its previously approved $1 billion share repurchase authorization following the release of its earnings for the fiscal quarter ended March 31, 2022.

Following the issuance of Nielsen’s press release on March 20, 2022, WindAcre issued a press release announcing its support for the Board’s decision to reject the Consortium’s proposal of $25.40 per Nielsen ordinary share, stating that it believed that the proposed offer price significantly undervalued Nielsen, that it had informed the Board that it intended to accumulate additional Nielsen ordinary shares to block any such potential transaction were Nielsen to enter into a transaction, and that it was confident in its ability to do so.

Also on March 20, 2022, following the issuance of Nielsen’s press release, Nielsen received a revised written non-binding proposal from Elliott and Brookfield in which the Consortium proposed to acquire Nielsen at a purchase price of $27.00 per Nielsen ordinary share. The revised proposal included debt and equity commitment letters for the full purchase price, and a draft of the Transaction Agreement that the Consortium was prepared to execute, and stated that the proposal would automatically expire at 11:59 a.m. on March 21, 2022 unless accepted by Nielsen at or prior to such time.

Subsequently on March 20, 2022, representatives of J.P. Morgan and Allen & Company spoke with representatives of Elliott regarding the Board’s reasons for rejecting the Consortium’s proposal of $25.40 per Nielsen ordinary share and the likelihood that the Board would not be in a position to respond to the Consortium’s revised proposal of $27.00 per Nielsen ordinary share prior to the expiration of that proposal the next morning.

Between March 20, 2022 and March 23, 2022, Messrs. Attwood and Kenny discussed the revised proposal with the Consortium. The Consortium indicated that it was considering submitting a further revised proposal, and Messrs. Attwood and Kenny advised the representatives of the Consortium that, if the Consortium was to submit a further revised proposal, such proposal should reflect the best and final price the Consortium was willing to pay and the Board would then review such proposal. Messrs. Attwood and Kenny also had further discussions with WindAcre, in which WindAcre stated again its belief that Nielsen should remain independent, increase leverage and engage in substantial share repurchases.

At a video-conference meeting of the Board held on March 23, 2022, attended by representatives of Nielsen’s financial and legal advisors, Messrs. Attwood and Kenny and members of Nielsen’s management provided the Board with an update on discussions with the Consortium, WindAcre and other significant shareholders.

On March 25, 2022, Nielsen received a revised written non-binding proposal from Elliott and Brookfield in which the Consortium proposed to acquire Nielsen at a price of $28.00 per Nielsen ordinary share. The revised proposal included debt and equity commitment letters for the full purchase price, and a draft of the Transaction Agreement that the Consortium was prepared to execute, and stated that the proposal would expire at 4:59 p.m. on April 1, 2022, being the stated expiration date of the debt commitment letter, if not accepted prior to that time.

Also on March 25, 2022, Nielsen received a letter from Elliott detailing its rationale for its belief that the Consortium’s revised proposal represented the best outcome for Nielsen’s shareholders and Nielsen as a business.

Also on March 25, 2022, representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn and HSF discussed the Consortium’s plan for addressing WindAcre’s potential opposition, including the proposed ability to structure the potential transaction as a tender offer instead of a scheme of arrangement in the event that WindAcre acquired sufficient Nielsen ordinary shares to block shareholder approval of a scheme of arrangement.

At a video-conference meeting of the Board held on March 26, 2022, members of Nielsen’s management and representatives of J.P. Morgan and Allen & Company updated the Board on discussions with the Consortium and its advisors. Representatives of J.P. Morgan and Allen & Company updated the Board on the revised proposal received from the Consortium and reviewed with the Board J.P. Morgan’s and Allen & Company’s respective preliminary financial analyses, including based on a 50% weighting to the results of the Management

Case and a 50% weighting to the results of the Alternative Case as directed by the Board. The Board also discussed with its advisors a range of alternative scenarios if they determined to accept or reject the Consortium’s proposal. Representatives of Clifford Chance reviewed with the directors their statutory and fiduciary duties under UK law in connection with the Consortium’s proposal and discussed the possibility of switching the transaction structure from a scheme of arrangement to a tender offer. The Board determined to meet again the next day to continue discussion of the Consortium’s revised proposal.

Following the meeting of the Board, Messrs. Attwood and Kenny informed representatives of Elliott that the Board was still deliberating with respect to the Consortium’s revised proposal and would need more time to reach a decision.

Also on March 26, 2022, representatives of Wachtell Lipton sent a revised draft of the Transaction Agreement to representatives of Gibson Dunn. Representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn, HSF and Davis Polk continued to exchange drafts of the transaction documents and discuss open items in the Transaction Agreement and related documentation, including with respect to termination rights, the ability of the parties to structure the potential transaction as a tender offer instead of a scheme of arrangement, as well as certain employee benefits matters.

At a video-conference meeting of the Board held on March 27, 2022, members of Nielsen’s management and representatives of J.P. Morgan, Allen & Company, Wachtell Lipton and Clifford Chance updated the Board on discussions with the Consortium and its advisors. Representatives of J.P. Morgan and Allen & Company provided the Board with an illustrative overview of potential scenarios in the event the Board accepted or rejected the Consortium’s proposal, including certain perspectives of J.P. Morgan and Allen & Company regarding potential movements in the price of the Nielsen ordinary shares and reactions from investors and other stakeholders, and the potential effect of the failure to receive shareholder approval for an announced transaction. Representatives of Wachtell Lipton updated the Board on the status of negotiations of the Transaction Agreement with the Consortium and remaining open points. Representatives of Clifford Chance reviewed with the directors their responsibilities in relation to the potential transaction, including reminding them of their statutory and fiduciary duties under UK law. The Board determined to defer its decision on the Consortium’s proposal until the next day to allow the directors to deliberate further.

Following the meeting of the Board, Messrs. Attwood and Kenny informed representatives of Elliott that the Board was still deliberating the Consortium’s revised proposal and that another meeting had been scheduled for the following day. They indicated that if the Consortium was willing to increase its price, the Consortium should do so prior to the next meeting of the Board. Representatives of Elliott indicated that the Consortium would not increase its price above $28.00 per Nielsen ordinary share, citing the increased cost of financing in light of market conditions and other factors for the price reduction.

At a video-conference meeting of the Board held on March 28, 2022, Nielsen’s management and representatives of J.P. Morgan, Allen & Company, Wachtell Lipton and Clifford Chance updated the Board on discussions with the Consortium and its advisors. Representatives of Wachtell Lipton summarized the terms of the proposed Transaction Agreement and other transaction documents and answered questions from the Board regarding the transaction documents and the proposed transaction. Representatives of J.P. Morgan and Allen & Company reviewed with the Board J.P. Morgan’s and Allen & Company’s respective financial analyses of the Offer Consideration, including such analyses based on a 50% weighting to the results of the Management Case and a 50% weighting to the results of the Alternative Case as directed by the Board, and answered questions from the Board. At the request of the Board, representatives of J.P. Morgan and Allen & Company separately rendered to the Board the respective oral opinions of J.P. Morgan and Allen & Company, confirmed by delivery of a written opinion dated the same date, to the effect that, as of the date of such opinion and based upon the assumptions, limitations, qualifications and other matters as set forth in such opinion, (i) in the case of J.P. Morgan’s opinion, the Offer Consideration to be paid to the Scheme Shareholders pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders, and (ii) in the case of Allen & Company’s opinion, the Offer Consideration to be paid to holders of Nielsen ordinary shares (other than, as applicable, Parent, Purchaser, Consortium members of such entities, and their respective affiliates) pursuant to the

Transaction Agreement was fair, from a financial point of view, to such holders. Prior to this meeting, the Board also was provided with certain information from each of J.P. Morgan and Allen & Company regarding their respective material relationships with Nielsen, Parent and certain other Consortium members during the preceding two-year period. Representatives of Wachtell Lipton and Clifford Chance once again reviewed with the directors their responsibilities in relation to the potential transaction, including once again reminding them of their statutory and fiduciary duties under UK law.

After further discussion and deliberation, the Board unanimously determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of Nielsen for the benefit of its shareholders as a whole, approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, resolved to recommend that the holders of Nielsen ordinary shares vote in favor of the Scheme at the Court Meeting and vote in favor of the Company Proposals at the Special Meeting and directed that the Scheme be submitted for approval by the Nielsen shareholders at the Court Meeting.

Following the meeting of the Board, representatives of Wachtell Lipton, Clifford Chance, Gibson Dunn, HSF and Davis Polk finalized the terms of the Transaction Agreement and the other transaction documents, in accordance with the terms approved by the Board, and Nielsen, Parent, Purchaser and the applicable counterparties executed the Transaction Agreement and the other transaction documents.

On March 29, 2022, Nielsen and the Consortium issued a joint press release announcing the Acquisition and the execution of the Transaction Agreement and related transaction documents.

On or about March 29, 2022, in accordance with the go-shop provisions in the Transaction Agreement, representatives of J.P. Morgan and Allen & Company began contacting parties on behalf of Nielsen to gauge their interest in making a Company Takeover Proposal. Representatives of J.P. Morgan and Allen & Company ultimately contacted 32 parties, including 18 financial parties and 14 strategic parties. Of such contacted parties, one private equity firm executed a non-disclosure agreement with Nielsen, which did not include a standstill provision. At 11:59 p.m. Eastern time on May 12, 2022, the Go-Shop Period ended without any party submitting a Company Takeover Proposal.

On March 30, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing that it was evaluating potential courses of actions with respect to the Acquisition.

On April 5, 2022, WindAcre submitted a request to Nielsen to circulate to shareholders notice of a special resolution to be considered at the 2022 Annual Meeting to direct the Board not to (a) apply for or request the cancellation of Nielsen ordinary shares from trading on the NYSE, or (b) take, or refrain from taking, any action which would or could cause, or which would or could reasonably be expected to cause, the NYSE to direct the cancellation of Nielsen ordinary shares from trading on the NYSE, except with the prior approval of the Nielsen shareholders by way of special resolution. The notice was not valid because under the Companies Act such a request can only be submitted by registered members (which WindAcre was not), and therefore Nielsen did not present the resolution at the 2022 Annual Meeting.

On April 8, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing an aggregate beneficial ownership of 18.90% of the outstanding Nielsen ordinary shares. On April 12, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing an aggregate beneficial ownership of 21.83% of the outstanding Nielsen ordinary shares. On April 14, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing an aggregate beneficial ownership of 25.32% of the outstanding Nielsen ordinary shares. On April 18, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing an aggregate beneficial ownership of 27.30% of the outstanding Nielsen ordinary shares.

On April 26, 2022, WindAcre hosted an investor webcast and published a presentation outlining its view of the business and valuation case for Nielsen and why it opposed the Acquisition.

On May 4, 2022, WindAcre issued a press release regarding how it intended to vote on certain of the proposals to be presented for shareholder consideration at the 2022 Annual Meeting.

On May 18, 2022, the Board received a letter from representatives of WindAcre asserting WindAcre’s views that the terms of the Acquisition did not reflect the intrinsic value of Nielsen and setting out its views on an alternative strategy for Nielsen that it argued would be likely to generate superior value for Nielsen shareholders.

On May 27, 2022, the Board received a letter from Stephenson Harwood LLP, counsel to WindAcre (“Stephenson Harwood”), requesting responses and disclosures to certain questions in relation to the Board’s consideration of the terms of the Acquisition. On June 9, 2022, Nielsen responded to the letter stating that the Board had received and considered the letter and that the Board had at all relevant times received independent legal and financial advice and had appropriate regard for its fiduciary and statutory duties, and would remain mindful of discharging those duties in the context of the Acquisition.

On June 27, 2022, Clifford Chance received a subsequent letter from Stephenson Harwood reiterating WindAcre’s opposition to a Switch.

At Nielsen’s request, representatives of the Consortium have had and may continue to have discussions with representatives of WindAcre about the possibility of WindAcre joining the Consortium and supporting the Scheme, but no agreements or understandings have been reached as of the date of this proxy statement. There are no assurances that the Consortium and WindAcre will reach any agreements or understandings whereby WindAcre would agree to support the Scheme, or that the Scheme will become effective in accordance with its terms.

Recommendation of the Board and Reasons for the Acquisition

Recommendation of the Board

The Board has unanimously: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting.

The Board accordingly unanimously recommends that you vote “FOR” the Court Scheme Proposal and both of the Company Proposals.

Reasons for the Acquisition

In the course of evaluating the Acquisition, the Board consulted with Nielsen’s management and financial and legal advisors. In addition, in reaching its determination and recommendation, the Board considered its statutory and fiduciary duties under UK law and a number of factors, including those below (which are not listed in any relative order of importance), all of which it viewed as generally supporting its (i) determination that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of Nielsen for the benefit of Nielsen shareholders as a whole, (ii) approval of the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition, and (iii) resolution to recommend that the Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting:

•

the current and historical market prices of Nielsen ordinary shares, including the market performance of Nielsen ordinary shares relative to those of other participants in Nielsen’s industry and general market indices, and the fact that the Offer Consideration constituted a premium of 60% over Nielsen’s unaffected trading price of $17.51 on March 11, 2022 (the trading day prior to media speculation about a potential sale of Nielsen);

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risks associated with continuing to operate Nielsen as a standalone public company, including risks related to Nielsen’s long-term strategic plan and incremental investments in the execution of Nielsen ONE in order to realize its expected benefits, industry trends and changes in laws and regulations affecting Nielsen, and the inherent challenges of executing on such strategic plan as a public company;

•

the Board’s belief that, as a result of having engaged in an extensive and lengthy review of potential strategic alternatives in 2018 to 2019, with the assistance of Nielsen’s management and advisors, Nielsen had previously explored solicited and unsolicited interest in potential transactions, including with those parties that were believed to be the most able and willing to transact, as more fully described above under the section of this proxy statement captioned “—Background of the Acquisition”;

•	the fact that the pool of potential acquirors of Nielsen could continue to decrease due to industry consolidation trends and the potential for continuing regulatory constraints;

•

the view of the Board, based upon the course of negotiations with the Consortium (as more fully described above under the section of this proxy statement captioned “—Background of the Acquisition”), that the Offer Consideration represents the highest price that the Consortium was willing to pay in light of the market conditions and other factors cited by the Consortium, which caused the Consortium not to be able to offer the $30.00 per Nielsen ordinary share contemplated by its earlier proposals, and that the terms of the Transaction Agreement include the most favorable terms to Nielsen, in the aggregate, to which the Consortium was willing to agree;

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the view of the Board as to the timing and likelihood of the consummation of the Acquisition, in light of the required regulatory approvals, the commitments made by Parent and Purchaser to obtain such approvals (including the fact that Parent and Purchaser are required to use reasonable best efforts to take action in order to obtain the required regulatory approvals of the Acquisition, as more fully described in the section of this proxy statement captioned “The Transaction Agreement—Other Covenants—Efforts to Consummate the Transaction”) and the conditions to Closing contained in the Transaction Agreement;

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the view of the Board that the Offer Consideration was more favorable to Nielsen shareholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Nielsen, based upon the Board’s extensive knowledge of Nielsen’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Offer Consideration represented an attractive and comparatively certain value for Nielsen shareholders;

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the financial analysis presentation and the oral fairness opinion of J.P. Morgan, subsequently confirmed by delivery of a written opinion, to the effect that, as of March 28, 2022, and based upon and subject to the various factors, qualifications, limitations and assumptions set forth therein, the Offer Consideration to be paid to the Scheme Shareholders in the proposed Acquisition was fair, from a financial point of view, to such holders, as more fully described below under the section of this proxy statement captioned “—Opinion of J.P. Morgan Securities LLC,” which full text of the written opinion is attached as Annex C to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

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the financial presentation and opinion, dated March 28, 2022, of Allen & Company to the Board as to the fairness, from a financial point of view and as of such date, of the Offer Consideration to be paid to holders of Nielsen ordinary shares (other than, as applicable, Parent, Purchaser, Consortium members of such entities, and their respective affiliates) pursuant to the Transaction Agreement, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion and is more fully described below in the section captioned “—Opinion of Allen & Company LLC;”

•	the terms and conditions of the Transaction Agreement and the other transaction documents, including the following:

•

the right of Nielsen, pursuant to a 45-day “go-shop” period, to solicit Company Takeover Proposals, as defined under the section of this proxy statement captioned “The Transaction Agreement—Restrictions on Solicitation of Alternative Proposals” from, and participate in discussions and negotiations with, third parties regarding any Company Takeover Proposal;

•

Nielsen’s ability to terminate the Transaction Agreement in order to accept a Company Superior Proposal (as defined herein), subject to certain requirements contained in the Transaction Agreement and paying Parent the Company Termination Fee of $102 million, as more fully described below under the section of this proxy statement captioned “The Transaction Agreement—Termination Fees,” an amount which the Board believed, with input from Nielsen’s financial and legal advisors based on similar transactions, would be unlikely to deter third parties from making Company Takeover Proposals;

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the conditions to Closing contained in the Transaction Agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of Nielsen’s representations and warranties, is generally subject to a Material Adverse Effect (as defined in the section of this proxy statement captioned “The Transaction Agreement—Representations and Warranties”) qualification and the commitments made by Parent and Purchaser to obtain such approvals (including the fact that Parent and Purchaser are required to use reasonable best efforts to take action in order to obtain the required regulatory approvals of the Acquisition, as more fully described in the section of this proxy statement captioned “The Transaction Agreement—Other Covenants—Efforts to Consummate the Transaction”);

•

the requirement that the Scheme be approved by the Nielsen shareholders at the Court Meeting and that the Company Proposals (other than the Compensation Proposal) be approved at the Special Meeting, and that the Scheme be sanctioned by the UK Court, in order for the Closing to occur;

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the ability of Nielsen, Parent and Purchaser to mutually agree to implement the Acquisition by way of an Offer rather than the Scheme, as more fully described in the section of this proxy statement captioned “The Transaction Agreement—Other Covenants—Switching to an Offer”;

•	the fact that Nielsen has sufficient operating flexibility to conduct its business prior to the consummation of the Acquisition;

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the provision of the Transaction Agreement allowing the Board to effect a Company Adverse Recommendation Change and to terminate the Transaction Agreement, in certain circumstances relating to the presence of a Company Superior Proposal (or to effect a Company Adverse Recommendation Change in response to an Intervening Event) subject to the applicable procedures, terms and conditions set forth in the Transaction Agreement (including, if applicable, payment of the Company Termination Fee) (for more information, see the sections of this proxy statement captioned “The Transaction Agreement—The Board’s Recommendation; Company Adverse Recommendation Change,” “The Transaction Agreement—Termination of the Transaction Agreement” and “The Transaction Agreement—Termination Fees”);

•	the absence of a financing condition in the Transaction Agreement;

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the provision for the Effective Time to occur within six months of the date of the Transaction Agreement, with the ability to extend to twelve (12) months from the date of the Transaction Agreement under certain circumstances (as more fully described in the section of this proxy statement captioned “The Transaction Agreement—Termination of the Transaction Agreement”) allowing for sufficient time to complete the Transaction;

•	that Parent and Purchaser have obtained commitments for the Debt Financing for the transaction from reputable financial institutions and the committed Equity Financing for the transaction from reputable financing sources that together provide funding of an amount sufficient to cover the aggregate Offer Consideration, all fees and expenses payable by Parent, Purchaser or Nielsen and the repayment or refinancing of any indebtedness required to be repaid or refinanced;

•

the obligation of Parent and Purchaser to use their reasonable best efforts to consummate the Debt Financing and the Equity Financing and the limited number and nature of the conditions to the Debt Financing and the Equity Financing;

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Nielsen’s ability, under circumstances specified in the Transaction Agreement, to specifically enforce Parent’s obligation to enforce the Equity Financing and to cause Parent to cause the Equity Investors to fund their respective contributions as contemplated by the Transaction Agreement and the Equity Commitment Letter, as more fully described under the section of this proxy statement captioned “—Financing of the Acquisition—Equity Financing”; and

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the requirement that, in the event of a failure of the Acquisition to be consummated under specified limited circumstances, Parent will pay the Company a termination fee of $511 million, as more fully described under the section of this proxy statement captioned “The Transaction Agreement—Termination Fees;”

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the fact that, in the absence of the Acquisition, Nielsen would continue to incur significant expenses by remaining a public company, including legal, accounting, transfer agent, printing and filing fees, and that those expenses could adversely affect Nielsen’s financial performance and the value of the Nielsen ordinary shares;

•	the fact that the Offer Consideration is fixed and that the Offer Consideration will not fluctuate based upon changes in the market price of the Nielsen ordinary shares;

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that the Transaction Agreement was unanimously approved by the Board, which is composed of a majority of independent directors (9 of 10) who are not employees of Nielsen, and which retained and received assistance from Nielsen’s outside financial and legal advisors in evaluating and negotiating the terms of the Transaction Agreement;

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the fact that the Transaction Agreement permits Nielsen to continue to pay to the Nielsen shareholders regular quarterly cash dividends in an amount not to exceed $0.06 per Nielsen ordinary share per quarter (with record dates consistent with the record dates customarily used by Nielsen for the payment of quarterly cash dividends); and

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the fact that none of Nielsen’s prior discussions regarding potential transactions with other interested parties resulted in a transaction, that the publicly reported rumors of a transaction with the Consortium did not generate any additional proposals and that discussions following announcement of the Acquisition, including during the Go-Shop Period, did not generate a Company Superior Proposal.

The Board was also aware of and considered a number of risks and other factors concerning the Acquisition as generally negative or unfavorable, including the following (which risks and factors are not necessarily presented in order of relative importance):

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the fact that Nielsen would no longer exist as an independent, publicly traded company, and the Nielsen shareholders would no longer participate in any future earnings or growth and would not benefit from any potential future appreciation in value of the Nielsen ordinary shares;

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the risks and costs to Nielsen if the Acquisition is not completed in a timely manner or at all, including the potential adverse effect on Nielsen’s ability to attract and retain key personnel, the diversion of Nielsen’s management and employee attention and the potential disruptive effect on Nielsen’s day-to-day operations and Nielsen’s relationships with customers, suppliers and other third parties, any or all of such risks and costs, among other things, could adversely affect Nielsen’s overall competitive position and the trading price of the Nielsen ordinary shares;

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the ability of Parent to terminate the Transaction Agreement in certain circumstances if it is ultimately determined that Nielsen is subject to the Takeover Code and the Panel is able to assert jurisdiction over the Acquisition, as more fully described under the section of this proxy statement captioned “The Transaction Agreement—Termination of the Transaction Agreement”;

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the requirement that Nielsen pay Parent a termination fee in certain circumstances in connection with the termination of the Transaction Agreement, including if the Transaction Agreement is terminated by Nielsen in order to enter into a Company Superior Proposal or by Parent because the Board effects a Company Adverse Recommendation Change;

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if Parent fails to complete the Acquisition for the certain reasons more fully described below under the section of this proxy statement captioned “The Transaction Agreement—Limitations of Liability,” remedies may be limited to the Maximum Liability Amount, which may be inadequate to compensate Nielsen for the damage caused, that such Maximum Liability Amount may not be available in all instances in which the Acquisition is not consummated and, even if available, rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain;

•

the restrictions on the conduct of Nielsen’s business prior to the consummation of the Acquisition, which may delay or prevent Nielsen from undertaking business opportunities that may arise before the completion of the Acquisition and that, absent the Transaction Agreement, Nielsen might have pursued;

•	that an all-cash transaction would be taxable to Nielsen shareholders who are subject to taxation for U.S. federal income tax purposes;

•	the fact that under the terms of the Transaction Agreement, Nielsen is unable to solicit other Company Takeover Proposals after the end of the Go-Shop Period;

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the significant costs involved in connection with entering into the Transaction Agreement and completing the Acquisition (many of which are payable whether or not the Acquisition is consummated) and the substantial time and effort of Nielsen’s management required to complete the Acquisition, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk that the Acquisition might not be completed and the effect of the resulting public announcement of termination of the Transaction Agreement on the trading price of Nielsen ordinary shares;

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the fact that the completion of the Acquisition requires certain regulatory clearances and consents, including under applicable antitrust laws and foreign investment laws, which clearances and consents could subject the Acquisition to unforeseen delays and risks;

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the possibility that, even if the required regulatory approvals and approvals of the Nielsen shareholders are obtained, other conditions could be imposed which would result in a material delay in, or the abandonment of, the Acquisition, or otherwise have an adverse effect on Nielsen;

•

the fact that the completion of the Acquisition is also subject to approval by the Nielsen shareholders at the Court Meeting and of the Company Proposals (other than the Compensation Proposal) at the Special Meeting, including the fact that the Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting, either in person or by proxy, and the fact that each of the Company Proposals (other than the Compensation Proposal) must be approved by at least 75% of the votes cast at the Special Meeting;

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the risk that Nielsen might not be able to obtain the Company Shareholder Approval at the Court Meeting and the Special Meeting, given the high approval threshold as stated above and the legal and/or beneficial ownership of approximately 27.29% in aggregate of the outstanding Nielsen ordinary shares (as of the date of this proxy statement) by WindAcre, which has publicly indicated that it does not intend to support the Acquisition given its views on Nielsen’s intrinsic value as previously presented to the Board;

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the fact that Nielsen’s directors and officers may have interests in the Acquisition that may be different from, or in addition to, those of Nielsen’s shareholders generally (as more fully described above under the section of this proxy statement captioned “—Interests of Nielsen’s Executive Officers and Directors in the Transaction”);

•	the possibility that Parent will be unable to obtain all or a portion of the Debt Financing; and

•	the possible loss of key management or other personnel of Nielsen during the pendency of the Acquisition.

The foregoing discussion of reasons for the Board’s approval of the Transaction Agreement and recommendation that shareholders vote in favor of the Scheme at the Court Meeting and vote in favor of the Company Proposals at the Special Meeting is not meant to be exhaustive but addresses the material information and factors considered by the Board in consideration of its approval and recommendation. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Acquisition and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its approval and recommendation. Rather, in considering the information and factors described above, individual members of the Board each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board based its unanimous approval and recommendation on the totality of the information presented. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”

Opinion of J.P. Morgan Securities LLC

Pursuant to an engagement letter, Nielsen retained J.P. Morgan as a financial advisor in connection with the proposed Acquisition.

At the meeting of the Board on March 28, 2022, J.P. Morgan rendered its oral opinion to the Board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the consideration to be paid to the Scheme Shareholders in the proposed Acquisition was fair, from a financial point of view, to the Scheme Shareholders. J.P. Morgan has confirmed its March 28, 2022 oral opinion by delivering its written opinion to the Board, dated March 28, 2022, that, as of such date, the consideration to be paid to the Scheme Shareholders in the proposed Acquisition was fair, from a financial point of view, to the Scheme Shareholders.

The full text of the written opinion of J.P. Morgan, dated March 28, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Nielsen shareholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Acquisition, was directed only to the consideration to be paid to the Scheme Shareholders in the proposed Acquisition and did not address any other aspect of the Acquisition. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of Nielsen or as to the underlying decision by Nielsen to engage in the proposed Acquisition. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any Nielsen shareholder as to how such shareholder should vote with respect to the proposed Acquisition or any other matter.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed a draft dated March 27, 2022 of the Transaction Agreement, including the Form of Scheme annexed thereto;

•	reviewed certain publicly available business and financial information concerning Nielsen and the industries in which it operates;

•

compared the proposed financial terms of the Acquisition with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

•

compared the financial and operating performance of Nielsen with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Nielsen ordinary shares and certain publicly traded securities of such other companies;

•

reviewed certain internal financial analyses and forecasts prepared by Nielsen management relating to its business, including the forecasts identified for J.P. Morgan as the Management Case and the Alternative Case (which are summarized under the section of this proxy statement entitled “Management Projections”); and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of Nielsen management with respect to certain aspects of the Acquisition, and the past and current business operations of Nielsen, the financial condition and future prospects and operations of Nielsen, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Nielsen or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify (and did not assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of Nielsen under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Nielsen to which such analyses or forecasts relate. As discussed in the section of this proxy statement entitled “Background of the Acquisition,” for purposes of J.P. Morgan’s opinion and financial analyses, the Board instructed J.P. Morgan to apply a 50% weighting to the results of the Management Case and a 50% weighting to the results of the Alternative Case. J.P. Morgan expressed no view as to such analyses or forecasts, the assumptions on which they were based or as to such probabilities. J.P. Morgan also assumed that the Acquisition and the other transactions contemplated by the Transaction Agreement will be consummated as described in the Transaction Agreement, and that the definitive Transaction Agreement would not differ in any material respects from the draft thereof provided to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by Nielsen, Parent, Purchaser and the Equity Investors in the Transaction Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Nielsen with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Acquisition will be obtained without any adverse effect on Nielsen or on the contemplated benefits of the Acquisition.

The Cases (as defined below) furnished to J.P. Morgan were prepared by Nielsen’s management. Nielsen does not publicly disclose internal management forecasts of the type provided to J.P. Morgan in connection with

J.P. Morgan’s analysis of the proposed Acquisition, and such Cases were not prepared with a view toward public disclosure. These Cases were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Nielsen’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such Cases. For more information regarding the use of the Cases and other forward-looking statements, please refer to the sections entitled “Management Projections” and “Forward-Looking Statements.”

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the Scheme Shareholders in the proposed Acquisition, and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the proposed Acquisition to the holders of any other class of securities, creditors or other constituencies of Nielsen or the underlying decision by Nielsen to engage in the Acquisition. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Acquisition, or any class of such persons relative to the consideration to be paid to the Scheme Shareholders in the proposed Acquisition or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which the Nielsen ordinary shares will trade at any future time.

J.P. Morgan was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Nielsen or any other alternative transaction.

The terms of the Transaction Agreement, including the consideration to be paid in the proposed Acquisition, were determined through arm’s-length negotiations between Nielsen and the Consortium, and the decision to enter into the Transaction Agreement was solely that of the Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the proposed Acquisition and should not be viewed as determinative of the views of the Board or Nielsen’s management with respect to the proposed Acquisition or the consideration to be paid to the Scheme Shareholders.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board on March 28, 2022 and in preparing the financial analyses presented to the Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Estimated ranges of implied equity value per Nielsen ordinary share derived from such financial analyses were rounded to the nearest $0.25. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of Nielsen with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by Nielsen. The companies selected by J.P. Morgan were as follows:

Ad Agency Companies

•	Omnicom Group Inc.

•	WPP plc

•	Publicis Groupe SA

•	The Interpublic Group of Companies, Inc.

•	Dentsu Group Inc.

These companies (“Selected Companies”) were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Nielsen based on business sector participation and financial metrics. However, none of the Selected Companies reviewed is identical to Nielsen, and the Selected Companies may have financial characteristics that are materially different from those of Nielsen.

Using publicly available information, J.P. Morgan calculated the multiple of firm value to adjusted EBITDA (calculated as earnings before interest, taxes, depreciation and amortization) after stock-based compensation for calendar year 2022 (“FV/CY2022E Adj. EBITDA”) for Nielsen on an unaffected basis as of March 11, 2022, the date prior to news reports regarding the proposed Acquisition, and for each Selected Company as of March 24, 2022, based on published equity research consensus estimates that J.P. Morgan obtained from FactSet Research Systems and company filings.

Based on the results of this analysis and other factors that J.P. Morgan considered appropriate based on J.P. Morgan’s experience, J.P. Morgan selected a multiple reference range for FV/CY 2022E Adj. EBITDA of 8.0x-10.0x. This multiple range was then applied to Nielsen’s estimated adjusted EBITDA after stock-based compensation for calendar year 2022 as provided by management, which indicated an implied equity value per Nielsen ordinary share of $18.75 to $27.25.

Selected Transaction Analysis. Using publicly available information, J.P. Morgan examined selected transactions involving target companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to Nielsen’s business (or aspects thereof) based on J.P. Morgan’s experience and its familiarity with the industries in which Nielsen operates.

None of the selected transactions reviewed was identical to the proposed Acquisition. Certain of these transactions may have characteristics that are materially different from those of the proposed Acquisition. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Acquisition. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed Acquisition.

For each of the selected transactions, J.P. Morgan calculated the firm value implied for the target company in such transaction as a multiple of the estimates for the target company’s adjusted EBITDA (calculated as earnings before interest, taxes, depreciation and amortization) after stock-based compensation based on company filings, proxy statements, information obtained from MergerMarket and CapIQ and public news sources for the 12-month period prior to the announcement of the applicable transaction (“FV/LTM Adj. EBITDA”). The transactions considered by J.P. Morgan were as follows:

Month/Year Announced	Target	Acquirer
December 2012	Arbitron Inc.	Nielsen Holdings N.V.
February 2014	Catalina Marketing Corp.	Berkshire Partners LLC
June 2014	Advantage Sales & Marketing LLC	Leonard Green & Partners, L.P. & CVC Capital Partners
September 2015	Solera Holdings, Inc.	Vista Equity Partners
April 2016	TiVo Inc.	Rovi Corporation

Month/Year Announced	Target	Acquirer
July 2016	Intellectual Property & Science business of Thomson Reuters Corporation	Onex Corporation & Baring Private Equity Asia
December 2016	GfK SE	KKR & Co., L.P.
December 2016	Neustar Inc.	Golden Gate Capital
May 2017	Havas S.A.	Vivendi SE
January 2018	Refinitiv – Thomson Reuters’ Financial & Risk business	Blackstone Inc., Canada Pension Plan Investment Board & GIC
July 2018	Acxiom Marketing Solutions	The Interpublic Group of Companies, Inc.
August 2018	The Dun & Bradstreet Corp.	CC Capital Partners, LLC , Cannae Holdings, Inc., & Thomas H. Lee Partners, L.P.
April 2019	Epsilon Data Management, LLC	Publicis Groupe SA
July 2019	The Kantar Group Ltd.	Bain Capital
November 2020	Nielsen’s Global Connect business	Advent International Corporation
February 2021	CoreLogic, Inc.	Stone Point Capital & Insight Partners

Based on the results of this analysis and other factors that J.P. Morgan considered appropriate based on J.P. Morgan’s experience, J.P. Morgan selected a multiple reference range for FV/LTM Adj. EBITDA of 9.0x-12.0x. This multiple range was then applied to Nielsen’s adjusted EBITDA after stock-based compensation for the 12-month period ending December 31, 2021, which indicated an implied equity value per Nielsen ordinary share of $21.00 to $33.25.

Discounted Cash Flow Analysis. J.P. Morgan conducted two discounted cash flow analyses for the purpose of determining the implied equity value per Nielsen ordinary share. J.P. Morgan used the unlevered free cash flows that Nielsen is expected to generate during fiscal years 2022 through 2025 based upon each of the Management Case and the Alternative Case. J.P. Morgan also calculated a range of terminal values of Nielsen at the end of fiscal year 2025 by applying a perpetual growth rate ranging from (a) 1.5% to 2.5% for the Management Case and (b) 0.5% to 1.5% for the Alternative Case to the unlevered free cash flow of Nielsen in fiscal year 2025. For both analyses, the unlevered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 8.5% to 9.5%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Nielsen. The present value of the unlevered free cash flows and the range of terminal values were then adjusted for Nielsen’s estimated 2021 fiscal year-end excess cash, minority interest, finance leases and total debt. Based on the foregoing, the discounted cash flow analyses indicated a range of implied equity value per Nielsen ordinary share of $28.75 to $41.75 for the Management Case and $18.25 to $26.00 for the Alternative Case. J.P. Morgan then applied a 50% weighting to the results of the Management Case and a 50% weighting to the results of the Alternative Case, which indicated a range of implied equity value per Nielsen ordinary share of $23.50 to $34.00.

Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Nielsen. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to Nielsen, and none of the selected transactions reviewed was identical to the Acquisition. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Nielsen. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the Acquisition. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Nielsen and the transactions compared to the Acquisition.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise Nielsen and deliver an opinion to the Board with respect to the Acquisition on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Nielsen and the industries in which it operates.

For financial advisory services rendered in connection with the Acquisition and the delivery of its opinion, Nielsen has agreed to pay J.P. Morgan a fee of approximately $65 million, $5 million of which was paid and the remainder of which is contingent and payable upon the consummation of the proposed Acquisition. In addition, Nielsen has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Nielsen and the Consortium for which J.P. Morgan and such affiliates have received or will receive customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on credit facilities of Nielsen in June 2020 and July 2020, as joint lead bookrunner on offerings of debt securities of a subsidiary of Nielsen in September 2020 and May 2021 and as financial advisor to Nielsen in connection with the sale of its Global Connect business in March 2021. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Elliott, an affiliate of Purchaser, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included providing debt financing services to portfolio companies of Evergreen Coast Capital Corp., an Elliott subsidiary. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Brookfield, a co-investor with Elliott in the Acquisition, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as sole lead arranger on a credit facility of a Brookfield subsidiary in June 2021, as joint lead bookrunner on offerings of debt securities of Brookfield in February 2020, October 2020 and November 2021, and as joint lead bookrunner on an offering of debt securities of a Brookfield subsidiary in February 2021, and providing debt syndication, debt underwriting and financial advisory services to select Brookfield portfolio companies. In addition, a commercial banking affiliate of J.P. Morgan is an agent bank and a lender under some of the outstanding credit facilities of Brookfield and some of its portfolio companies for which it receives customary compensation or other financial benefits. J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of Nielsen and Brookfield. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Nielsen or Brookfield for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

During the two year period preceding the date of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from Nielsen were approximately $38 million, from Brookfield were approximately $43 million and from Elliott were approximately $7 million.

Opinion of Allen & Company LLC

Nielsen has engaged Allen & Company as a financial advisor to Nielsen in connection with the Acquisition. In connection with this engagement, Nielsen requested that Allen & Company render an opinion to the Board regarding the fairness, from a financial point of view, of the Offer Consideration to be paid to holders of Nielsen ordinary shares (other than, as applicable, Parent, Purchaser, Consortium members of such entities, and their respective affiliates) pursuant to the Transaction Agreement. On March 28, 2022, at a meeting of the Board held to evaluate the Acquisition, Allen & Company rendered an oral opinion, which was confirmed by delivery of a written opinion dated March 28, 2022, to the Board to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in its opinion, the Offer Consideration to be paid to holders of Nielsen ordinary shares (other than, as applicable, Parent, Purchaser, Consortium members of such entities, and their respective affiliates) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders.

The full text of Allen & Company’s written opinion, dated March 28, 2022, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex D and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Offer Consideration from a financial point of view and did not address any other terms, aspects or implications of the Acquisition. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Nielsen (or the Board or any committee thereof) should pursue in connection with the Acquisition or otherwise address the merits of the underlying decision by Nielsen to engage in the Acquisition, including in comparison to other strategies or transactions that might be available to Nielsen or which Nielsen might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the Acquisition or otherwise.

Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with Nielsen and the industry in which Nielsen operates as well as information that Allen & Company received during the course of its assignment, including information provided by the management of Nielsen in the course of discussions relating to the Acquisition as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of Nielsen or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Nielsen or any other entity, or conducted any analysis concerning the solvency or fair value of Nielsen or any other entity. Allen & Company did not investigate, and expressed no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Nielsen or any other entity and Allen & Company assumed, with Nielsen’s consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion. In connection with its engagement, Allen & Company was not requested to, and did not, undertake on behalf of Nielsen a third-party solicitation process for the acquisition of all or a portion of Nielsen; however, at the direction of the Board, Allen & Company was requested to solicit third-party indications of interest on behalf of Nielsen following public announcement of the Acquisition as contemplated by the go-shop provisions of the Transaction Agreement.

In arriving at its opinion, Allen & Company, among other things:

•	reviewed the financial terms of a draft, provided to Allen & Company on March 28, 2022, of the Transaction Agreement;

•	reviewed certain publicly available historical business and financial information relating to Nielsen, including public filings of Nielsen, and historical market prices for Nielsen ordinary shares;

•

reviewed certain financial information relating to Nielsen, including certain internal financial forecasts, estimates and other financial and operating data relating to Nielsen, provided to or discussed with Allen & Company by the management of Nielsen, and discussed with such management its views as to the probability of achieving the financial results reflected in such financial forecasts, estimates and other financial and operating data;

•	held discussions with the management of Nielsen relating to the operations, financial condition and prospects of Nielsen;

•

reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that Allen & Company deemed generally relevant in evaluating Nielsen;

•	reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the Acquisition; and

•	conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.

In rendering its opinion, Allen & Company relied upon and assumed, with Nielsen’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the management and other representatives of Nielsen or otherwise reviewed by Allen & Company. With respect to the financial forecasts, estimates and other financial and operating data relating to Nielsen (including the assessments of the management of Nielsen regarding the probability of achieving the financial results reflected therein) that Allen & Company was directed to utilize for purposes of its analyses and opinion, Allen & Company was advised by the management of Nielsen and Allen & Company assumed, at Nielsen’s direction, that such financial forecasts, estimates and other financial and operating data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of Nielsen taking into account the assessments of the management of Nielsen as to the probability of achieving the financial results reflected therein and the other matters covered thereby. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions or probability assessments on which they were based.

Allen & Company relied, at Nielsen’s direction, upon the assessments of the management of Nielsen as to, among other things, (i) the potential impact on Nielsen of certain market, competitive, macroeconomic, seasonal, cyclical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media and content industry and the geographic regions in which Nielsen operates, (ii) the technologies and intellectual property (including associated risks) utilized in Nielsen’s business, (iii) implications for Nielsen and its operations of the global COVID-19 pandemic, and (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key customers, employees, third-party providers and data suppliers, partners and other commercial relationships of Nielsen. With Nielsen’s consent, Allen & Company assumed that there would be no developments with respect to any such matters or any alternative transaction structures for effecting the Acquisition as permitted under the Transaction Agreement that would have an adverse effect on Nielsen or the Acquisition or that otherwise would be meaningful in any respect to its analyses or opinion.

Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of such opinion. As the Board was aware, the credit, financial and stock markets, the industry in which Nielsen operates and the securities of Nielsen have experienced and may continue to experience volatility and Allen & Company expressed no opinion or view as to any potential effects of such volatility on Nielsen or the Acquisition.

Allen & Company assumed, with Nielsen’s consent, that the Acquisition would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Acquisition, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would have an adverse effect on Nielsen or the Acquisition or that otherwise would be meaningful in any respect to Allen & Company’s analyses or opinion. In addition, Allen & Company assumed, with Nielsen’s consent, that the final executed Transaction Agreement would not differ from the draft reviewed by Allen & Company in any respect meaningful to its analyses or opinion.

Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the Offer Consideration (to the extent expressly specified in such opinion), without regard to individual circumstances of holders of Nielsen ordinary shares (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Nielsen held by such holders, and Allen & Company’s opinion did not in any way address proportionate allocation or relative fairness. Allen & Company’s opinion also did not address any other terms, aspects or implications of the Acquisition, including, without limitation, the form or structure of the Acquisition, any guaranty, debt repayment or similar transaction, or other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Acquisition or otherwise. Allen & Company expressed no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Acquisition or any related entities, or any class of such persons or any other party, relative to the Offer Consideration or otherwise. Allen & Company did not express any opinion or view as to the prices at which Nielsen ordinary shares or any other securities of Nielsen may trade or otherwise be transferable at any time, including following announcement or consummation of the Acquisition. In addition, Allen & Company expressed no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Acquisition or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Nielsen or the Acquisition, and Allen & Company relied, at Nielsen’s direction, upon the assessments of representatives of Nielsen as to such matters. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Nielsen (or the Board or any committee thereof) should pursue in connection with the Acquisition or otherwise address the merits of the underlying decision by Nielsen to engage in the Acquisition, including in comparison to other strategies or transactions that might be available to Nielsen or which Nielsen might engage in or consider.

In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.

In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Nielsen. No company, business or transaction reviewed is identical or directly comparable to Nielsen, its businesses or the Acquisition and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The assumptions and estimates of the future performance of Nielsen in or underlying Allen & Company’s analyses and the implied reference ranges derived from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, of the Offer Consideration and were provided to the Board in connection with the delivery of Allen & Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of Nielsen.

Allen & Company did not recommend that any specific consideration constituted the only appropriate consideration in the Acquisition. The type and amount of consideration payable in the Acquisition was determined through negotiations between Nielsen and Consortium members, rather than by any financial advisor, and was approved by the Board. The decision to enter into the Transaction Agreement was solely that of the Board. Allen & Company’s opinion and analyses were only one of many factors considered by the Board in its evaluation of the Acquisition and the Offer Consideration and should not be viewed as determinative of the views of the Board or management with respect to the Acquisition or the consideration payable in the Acquisition.

Financial Analyses

The summary of the financial analyses described in this section titled “—Financial Analyses” is a summary of the material financial analyses provided by Allen & Company in connection with its opinion, dated March 28, 2022, to the Board. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material. For purposes of the financial analyses described below, the term “adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization, after stock-based compensation expense and adjusted for certain non-recurring, non-cash and other items (as applicable). Approximate implied per share equity value reference ranges derived from such financial analyses were rounded to the nearest $0.25. The approximate implied per share equity value reference range from the discounted cash flow analysis described below was derived by applying, at the direction of the Board and Nielsen management, a 50% weighting to the results from each of the Management Case and the Alternative Case reflecting the views of the management of Nielsen as to the probability of achieving the financial results reflected in such cases.

Selected Public Companies Analysis. Allen & Company reviewed certain publicly available financial and stock market information relating to Nielsen and the following five selected publicly traded advertising agencies that Allen & Company considered generally relevant for purposes of analysis, collectively referred to in this section as the “selected companies:”

•	Dentsu Group Inc.

•	Omnicom Group Inc.

•	Publicis Groupe S.A.

•	The Interpublic Group of Companies, Inc.

•	WPP plc

Allen & Company reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock prices on March 24, 2022 plus total debt and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets, as a multiple of calendar year 2022 estimated adjusted EBITDA. Financial data of the selected companies were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information. Financial data of Nielsen was based on public filings and financial forecasts and other estimates of Nielsen management.

The overall low to high calendar year 2022 estimated adjusted EBITDA multiples observed for the selected companies was 4.4x to 8.0x (with a mean of 6.6x and median of 6.5x). Allen & Company then applied a selected range of calendar year 2022 estimated adjusted EBITDA multiples derived from the selected companies of 8.0x to 10.0x to corresponding data of Nielsen. This analysis indicated the following approximate implied equity value per share reference range for Nielsen, as compared to the Offer Consideration:

Implied Equity Value Per Share Reference Range	Offer Consideration
$18.75 - $27.25	$28.00

Selected Precedent Transactions Analysis. Using publicly available information, Allen & Company reviewed financial data relating to the following 16 selected transactions involving target companies in the advertising and data provider industries that Allen & Company considered generally relevant for purposes of analysis, collectively referred to in this section as the “selected transactions:”

Announcement Date	Acquiror	Target
February 2021	Stone Point Capital LLC / Insight Partners	CoreLogic, Inc.
November 2020	Advent International Corporation	Nielsen Holdings plc (Nielsen Global Connect Business)
July 2019	Bain Capital, LP	WPP plc (Kantar Business)
April 2019	Publicis Groupe S.A.	Alliance Data Systems Corporation (Epsilon Business)
August 2018	Investor Group (Led by CC Capital, Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P.)	Dun & Bradstreet Holdings, Inc.
July 2018	The Interpublic Group of Companies, Inc.	Acxiom Corporation (Acxiom Marketing Solutions Business)
January 2018	Blackstone Inc. / Canada Pension Plan Investment Board / GIC Private Limited	Thomson Reuters Corporation (Refinitiv Financial & Risk Business)
May 2017	Vivendi S.E.	Havas S.A.

Announcement Date	Acquiror	Target
December 2016	Golden Gate Capital	NeuStar, Inc.
December 2016	KKR & Co. L.P.	GfK SE
July 2016	Onex Corporation / Baring Private Equity Asia	Thomson Reuters Corporation (Intellectual Property & Science Business)
April 2016	Rovi Corporation	TiVo Inc.
September 2015	Vista Equity Partners	Solera Holdings, Inc.
June 2014	Leonard Green & Partners, L.P./CVC Capital Partners	Advantage Sales & Marketing LLC
February 2014	Berkshire Partners LLC	Catalina Marketing Corporation
December 2012	Nielsen Holdings N.V.	Arbitron Inc.

Allen & Company reviewed, among other information, transaction values of the selected transactions, calculated based on the consideration paid or payable in the selected transactions, as a multiple of the latest 12 months adjusted EBITDA of the target company or business as of the announcement date of the applicable selected transaction. Financial data for the selected transactions were based on public filings and other publicly available information. Financial data of Nielsen was based on public filings and estimates of Nielsen management.

The overall low to high latest 12 months adjusted EBITDA multiples observed for the selected transactions was 6.5x to 15.5x. Allen & Company then applied a selected range of latest 12 months adjusted EBITDA multiples derived from the selected transactions of 9.0x to 12.0x to Nielsen’s latest 12 months (as of December 31, 2021) adjusted EBITDA. This analysis indicated the following approximate implied equity value per share reference range for Nielsen, as compared to the Offer Consideration:

Implied Equity Value Per Share Reference Range	Offer Consideration
$21.00 - $33.25	$28.00

Discounted Cash Flow Analysis. Allen & Company performed a discounted cash flow analysis of Nielsen by calculating the estimated present value (as of December 31, 2021) of the standalone unlevered, after-tax free cash flows that Nielsen was forecasted to generate during the fiscal years ending December 31, 2022 through December 31, 2025 based on financial forecasts (probability-weighted as per the direction of the Board and Nielsen management) and other estimates of Nielsen management. For purposes of this analysis, stock-based compensation was treated as a cash expense. Allen & Company calculated implied terminal values for Nielsen by applying to Nielsen’s normalized unlevered, after-tax free cash flows for the fiscal year ending December 31, 2025 a selected range of perpetuity growth rates of 1.5% to 2.5% utilizing the Management Case and 0.5% to 1.5% utilizing the Alternative Case. The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.25% to 9.25%. This analysis indicated approximate implied equity value per share reference ranges for Nielsen of $28.50 to $42.50 based on the Management Case and $17.75 to $26.50 based on the Alternative Case. After applying, at the direction of the Board and Nielsen management, a 50% weighting to the results derived from each case, this analysis indicated the following approximate implied equity value per share reference range for Nielsen, as compared to the Offer Consideration:

Implied Equity Value Per Share Reference Range	Offer Consideration
$23.25 - $34.50	$28.00

Certain Additional Information

Allen & Company observed certain additional information that was not considered part of its financial analyses for its opinion but was noted for informational reference, including the following:

•

historical closing prices of Nielsen ordinary shares during the 52-week period ended March 24, 2022, which indicated low to high closing prices of Nielsen ordinary shares during such period of $16.61 to $28.10 per share; and

•

publicly available forward Wall Street research analysts’ price targets for Nielsen ordinary shares, which indicated an overall low to high target price range for Nielsen ordinary shares of $15.00 to $34.00 per share (with a mean of $23.17 per share).

Miscellaneous

Nielsen selected Allen & Company as its financial advisor in connection with the Acquisition based on, among other things, Allen & Company’s reputation, experience and familiarity with Nielsen and the industry in which Nielsen operates. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board was aware, during the approximately two-year period prior to the date of its opinion, Allen & Company provided certain brokerage services to GIC Private Limited (“GIC”), which Allen & Company was advised is a Consortium member of Parent and/or Purchaser, for which services Allen & Company received during such two-year period aggregate brokerage commissions of less than $65,000. As the Board was aware, although as of the date of its opinion Allen & Company was not providing, and during the two-year period prior to the date of its opinion had not provided, investment banking services to Nielsen unrelated to the Acquisition or to Parent, Purchaser or, except for certain brokerage services to GIC, other parties identified to Allen & Company as Consortium members of such entities for which Allen & Company received compensation, Allen & Company in the future may provide such services, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates, directors and officers have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of Nielsen, Parent, Purchaser, Consortium members and/or their respective affiliates. The issuance of Allen & Company’s opinion was approved by Allen & Company’s opinion committee.

For Allen & Company’s financial advisory services in connection with the Acquisition, Nielsen has agreed to pay Allen & Company an aggregate cash fee currently estimated to be approximately $22 million, of which a portion was payable upon delivery of Allen & Company’s opinion and approximately $19 million is payable contingent upon consummation of the Acquisition. Nielsen also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under U.S. federal securities laws, arising out of its engagement.

Management Projections

Except for a financial outlook with respect to the current fiscal year issued in connection with its ordinary course earnings announcements and guidance issued during investor day presentations, Nielsen does not, as a matter of course, publicly disclose long-term forecasts or projections as to future performance, earnings or other results. This is the result of the historically unpredictable nature of Nielsen’s business, including the effect of regulatory, political and macroeconomic factors which are inherently difficult to project. In order to develop a framework for evaluating the potential value of Nielsen, Nielsen’s management prepared four years of non-public, unaudited prospective financial information for Nielsen beginning in the fiscal year ending December 31, 2022 (the “Management Case”) based on, in part, Nielsen’s most recent actual and projected results, including Nielsen’s financial performance. The Management Case was made available to, and approved by, the Board in connection with its evaluation of the Transaction Agreement and the Acquisition. The Management Case was also made available to the Consortium and its affiliates at the Consortium’s request in connection with their due diligence review of a potential transaction with Nielsen.

In addition, at the Board’s request during the course of its evaluation of the Transaction Agreement and the Acquisition, Nielsen’s management also prepared for the consideration of the Board an additional nonpublic, unaudited prospective financial information case for Nielsen reflecting certain varying assumptions (the “Alternative Case” and, together with the Management Case, the “Cases”), which case, together with the Management Case, was made available to, and approved by, the Board. The financial information in these Cases was based on constant currency as of January 2021 exchange rates. The Alternative Case was the same as the Management Case for fiscal year 2022, but otherwise differed from the Management Case by applying the following assumptions for fiscal years 2023 through 2025:

•

Revenue: With respect to Nielsen’s revenues, the Alternative Case assumed that the execution of Nielsen ONE, Nielsen’s cross-media solution, would be dampened by pricing pressure in key business segments from cancellation of cable channels, that Nielsen would be unable to capture market share despite an acceleration in its shift to digital content, and that growth in the Outcomes and Content sectors would be lower than expected.

•

Adjusted EBITDA: With respect to Nielsen’s Adjusted EBITDA (as defined below), the Alternative Case assumed that Nielsen would experience competitive and industry headwinds, that the suspension of national and local accreditation with the Media Ratings Council and effects of the COVID-19 pandemic would continue through its fiscal year ending December 31, 2023, and that there would be a slower pace of adoption of Nielsen ONE.

•	Capital Expenditures: With respect to Nielsen’s capital expenditures, the Alternative Case assumed that Nielsen would require additional investment to drive business performance in later years.

After reviewing and discussing the Cases and management’s assessments regarding the probability of achieving the financial results in the Management Case and the Alternative Case, the Board directed Nielsen’s financial advisors, J.P. Morgan and Allen & Company, to apply a 50% weighting to the results of each of the Management Case and the Alternative Case and to use and rely upon such weighted results for purposes of their respective financial analyses and opinions as summarized in the sections of this proxy statement captioned “The Acquisition—Opinion of J.P. Morgan Securities LLC” and “The Acquisition—Opinion of Allen & Company LLC,” respectively.

The following table presents a summary of the Cases.

Revenue
(in millions)	2022E	2023E	2024E	2025E
Management Case	$3,676	$3,936	$4,226	$4,503
Alternative Case	$3,676	$3,842	$3,995	$4,147

Adjusted EBITDA (post-SBC)
(in millions)	2022E	2023E	2024E	2025E
Management Case	$1,533	$1,656	$1,843	$2,031
Alternative Case	$1,533	$1,597	$1,673	$1,753

Unlevered Free Cash Flow
(in millions)	2022E	2023E	2024E	2025E
Management Case	$913	$982	$1,169	$1,336
Alternative Case	$913	$927	$981	$1,033

(1)

“Adjusted EBITDA (post-SBC)” is a non-GAAP financial measure which is defined as net income or loss from continuing operations of Nielsen’s condensed consolidated statements of operations before net interest expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets and other non-operating items from Nielsen’s condensed consolidated statements of operations, as well as certain other items that arise outside the ordinary course of Nielsen’s continuing operations.
(2)

“Unlevered Free Cash Flow” is a non-GAAP financial measure which is defined as Adjusted EBITDA (post-SBC) (as shown in the table above) further adjusted by deducting payments made for (i) taxes (estimated cash tax expense), (ii) changes in working capital, (iii) capital expenditures and (iv) certain other cash items.

The Cases were prepared by Nielsen’s management on a standalone basis without giving effect to the Acquisition and the other transactions contemplated by the Transaction Agreement. Furthermore, the Cases do not take into account the effect of any failure of the transactions contemplated by the Transaction Agreement to be completed and should not be viewed as continuing in that context. Although the Cases are presented with numerical specificity, they were based on numerous variables and assumptions made by Nielsen’s management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Nielsen’s business, all of which are difficult or impossible to predict and many of which are beyond Nielsen’s control. The Cases constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Cases, including, but not limited to, Nielsen’s performance, industry performance, general business and economic conditions, customer requirements, staffing levels, competition, adverse changes in applicable laws, regulations or rules, the ability to successfully pursue and complete acquisitions, and the various risks set forth in Nielsen’s reports filed with the SEC. Please also see the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements” for other risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Cases. There can be no assurance that the Cases will be realized or that actual results will not be significantly higher or lower than the Cases. The Cases cover four years, and such information by its nature becomes less predictive with each successive year. In addition, the Cases will be affected by Nielsen’s ability to achieve strategic goals, objectives and targets over the applicable periods. The Cases reflect assumptions as to certain business decisions that are subject to change and cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Cases in this proxy statement should not be regarded as an indication that Nielsen, its officers, directors, affiliates, advisors or other representatives or anyone who received this information then considered, or now considers, them necessarily predictive of actual future events, and this information should not be relied upon as such. No representation is made by Nielsen or any other person regarding the Cases or Nielsen’s ultimate performance compared to such information. The Cases should be evaluated, if at all, in conjunction with the historical financial statements and other information about Nielsen contained in Nielsen’s public filings with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Cases, Nielsen shareholders are cautioned not to place undue, if any, reliance on the Cases.

The prospective financial information, including the Cases, included in this proxy statement has been prepared by, and is the responsibility of, Nielsen’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to such prospective financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report incorporated by reference in this proxy statement relates to Nielsen’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

Adjusted EBITDA and Unlevered Free Cash Flow are “non-GAAP financial measures.” These non-GAAP financial measures were relied upon by the Board in connection with its evaluation of the Transaction Agreement and the Acquisition and by Nielsen’s financial advisors for purposes of their respective analyses and opinions. The SEC rules, which would otherwise require a reconciliation of prospective non-GAAP financial measure to a

GAAP financial measure do not apply to prospective non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Acquisition if the disclosure is included in a document such as this proxy statement. Accordingly, Nielsen has not provided a reconciliation of the prospective financial measures included in the Cases to the relevant GAAP financial measures. Reconciliations of non-GAAP financial measures were not relied upon by the Board in connection with its evaluation of the Acquisition or by Nielsen’s financial advisors in connection with their respective financial analyses and opinions. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Non-GAAP financial measures should not be considered in isolated form or as a substitute for financial information presented in accordance with GAAP, and non-GAAP financial measures as used by Nielsen may not be comparable to similarly titled financial measures used by other companies.

The summary of such information above is included solely to give Nielsen shareholders access to the information that was made available to the Board, Nielsen’s financial advisors, and the Consortium and its affiliates, and is not included in this proxy statement in order to influence any Nielsen shareholder to make any investment decision with respect to the Acquisition or the Transaction Agreement, including whether or not to approve the Court Scheme Proposal. In addition, neither the Cases nor any other financial information included in this proxy statement have been updated or revised to reflect information or results after the date on which they were prepared or as of the date of this proxy statement, and except as required by applicable securities laws, Nielsen does not intend to update or otherwise revise the Cases or any other financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be inappropriate.

Interests of Nielsen’s Executive Officers and Directors in the Acquisition

In considering the recommendation of the Board that Nielsen shareholders approve the scheme and vote in favor of the Company Proposals, Nielsen shareholders should be aware that the executive officers and directors of Nielsen have certain interests in the transactions that are or may be different from, or in addition to, the interests of Nielsen shareholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Transaction Agreement and the transactions contemplated by it, including the Acquisition, and in making their recommendation that Nielsen shareholders approve the Transaction Agreement.

These interests are described in more detail below, and certain of them, including compensation that may become payable in connection with the Acquisition to named executive officers, which is the subject of a non-binding, advisory vote of Nielsen shareholders, are quantified in the narrative below. See the section of this proxy statement captioned “Compensation Proposal.” The dates used below to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events will occur.

For purposes of this disclosure,

•	the named executive officers of Nielsen are:

•	David Kenny, Chief Executive Officer

•	Linda Zukauckas, Chief Financial Officer

•	Karthik Rao, Chief Operating Officer

•	George D. Callard, Chief Legal and Corporate Affairs Officer

•	Laurie Lovett, Chief People Officer

•	“qualifying termination” means a termination of employment without cause or for good reason during the two-year period following the occurrence of the Effective Time.

Treatment of Nielsen Equity Awards

Each Nielsen Option that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (2) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time.

Each Nielsen RSU Award that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (2) the Offer Consideration. For purposes of clause (1) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

For an estimate of the value of unvested equity awards that would vest assuming that the Acquisition occurs on July 5, 2022 and each of the named executive officers experiences a qualifying termination on that date, see “The Acquisition—Quantification of Payments and Benefits to Nielsen’s Named Executive Officers” below. We estimate that the value of unvested equity awards held by all executive officers, other than the named executive officers, that would vest assuming that the Effective Time occurs on July 5, 2022 and all such executive officers experience qualifying terminations on that date is $410,423. We estimate that the aggregate value of unvested equity awards held by all non-employee directors of Nielsen that would vest assuming that the Acquisition occurs on July 5, 2022 is $1,696,580.

Executive Severance Plan

Each of the Nielsen executives participates in the Nielsen Holdings plc Severance Policy for Section 16 Officers and United States-Based Senior Executives (the “Severance Policy”). The Severance Policy provides that, in the event of a qualifying termination, the executive officer will be entitled to (1) severance equal to a multiple (2x for a named executive officer; 1x for an executive who is not a named executive officer) the sum of the executive’s base salary and the executive’s average annual bonus for the three years preceding the year in which the effective time occurs, payable over the applicable severance period (twenty-four months in the case of a named executive officer; twelve months for an executive who is not an named executive officer) following the qualifying termination, (2) a pro-rata portion of the annual incentive award payable in a lump sum for the year in which the qualifying termination takes place (based on the greater of actual performance and target performance), (3) reimbursement of the COBRA premiums for the executive officer and his or her covered family members for the twenty-four or twelve-month severance payment period, as applicable and (4) outplacement assistance and support services for one year following the date of the qualifying termination. The foregoing payments are conditional on the executive executing a release of claims agreement with Nielsen. Each of the executive officers is prohibited for a period of two years following termination of employment from competing with Nielsen and soliciting Nielsen’s employees.

For an estimate of the value of the severance payments described above that would be payable to Nielsen’s named executive officers upon a qualifying termination on July 5, 2022, see “Quantification of Payments and Benefits to Nielsen’s Named Executive Officers” below. We estimate that the aggregate value of severance payments that would be payable to all Nielsen executive officers who are not named executive officers, assuming a qualifying termination on July 5, 2022, is $1,469,183.

Bonus for the Year of Closing

Under the Transaction Agreement, all employees who experience a qualifying termination of employment during the year that the closing of the Transaction occurs would be entitled to a full-year annual incentive award

(based on the greater of actual performance and target performance). For an estimate of the value of the bonus payments described above that would be payable to Nielsen’s named executive officers upon a qualifying termination on July 5, 2022, see “Quantification of Payments and Benefits to Nielsen’s Named Executive Officers” below. We estimate that the aggregate value of bonus payments that would be payable to all Nielsen executive officers who are not named executive officers, assuming a qualifying termination on July 5, 2022, is $200,000.

Certain Make Whole Arrangements

Certain of Nielsen’s executive officers may be subject to an excise tax on payments they will or may receive in connection with the transactions under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). Nielsen has the right to enter into agreements with each of the named executive officers, other than Mr. Kenny, providing that, in the event that an executive officer receives any payments or benefits that are subject to tax under Section 4999 of the Code, the executive officer will receive a payment that puts the executive officer in the same after-tax position as though the tax under Section 4999 of the Code did not apply. Each make whole agreement will require that the executive repay any make whole payment if the executive resigns without good reason or the executive’s employment is terminated for cause during the two-year period following completion of the transactions the occurrence of the Effective Time.

The estimated value of the make whole payment for each named executive officer is set forth below in the table entitled “Golden Parachute Compensation.”

Indemnification and Insurance

Pursuant to the terms of the Transaction Agreement, Nielsen’s directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of six years following the effective time under directors’ and officers’ liability insurance policies from the surviving corporation. This indemnification and insurance coverage is further described in the section entitled “The Transaction Agreement—Indemnification and Insurance.”

Quantification of Payments and Benefits to Nielsen’s Named Executive Officers

The table below sets forth the amount of payments and benefits that each of Nielsen’s named executive officers would receive in connection with the Acquisition, assuming (i) that the Acquisition were consummated and each such named executive officer experienced a qualifying termination on July 5, 2022 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (ii) a per share price of Nielsen ordinary shares of $28.00; (iii) that each named executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of the date of this proxy statement; and (iv) equity awards that are outstanding as of July 5, 2022. The calculations in the table below do not include any amounts that the named executive officers were entitled to receive or that were vested as of the date hereof. In addition, these amounts do not attempt to forecast any additional awards, grants or forfeitures that may occur prior to the Effective Time or any awards that, by their terms, vest irrespective of the Acquisition prior to July 5, 2022. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

For purposes of this discussion, “single trigger” refers to benefits that arise as a result of the completion of the Acquisition and “double trigger” refers to benefits that require two conditions, which are the completion of the Acquisition and a qualifying termination.

Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)	Equity Awards ($)(2)	Tax Reimbursement ($)(3)	Total ($)
David Kenny	8,675,583	26,880,266	—	35,555,849
Linda Zukauckas	4,482,833	9,425,480	—	13,908,313
Karthik Rao	3,185,167	5,436,994	—	8,622,161
George D. Callard	3,213,917	5,499,222	—	8,713,139
Laurie Lovett	2,640,167	4,061,673	—	6,701,840

(1)

Cash Severance for Named Executive Officers. Each of the named executive officers participates in the Severance Policy. The Severance Policy provides that, in the event of a qualifying termination, the named executive officer will be entitled to (1) severance equal to two times the sum of the named executive officer’s base salary and average annual bonus for the three years preceding the year in which the effective time occurs, payable over twenty-four months following the qualifying termination, (2) the named executive’s full-year annual incentive award payable in a lump sum for the year in which the closing of the Acquisition takes place (reflected based on target performance for purposes of these calculations, but will ultimately be calculated based on the greater of actual performance and target performance), (3) reimbursement of the COBRA premiums for the executive and his or her covered family members for the twenty-four month severance payment period and (4) outplacement assistance and support services for one year following the date of the qualifying termination. Each of the named executive officers is prohibited for a period of two years following termination of employment from competing with Nielsen and soliciting Nielsen’s employees.

Named Executive Officer	Base Salary Component of Severance Calculation ($)	Bonus Component of Severance Calculation ($)	2022 Target Bonus($)	Annual COBRA Reimbursement	Outplacement Services	Total ($)
David Kenny	1,300,000	2,016,042	1,925,000	9,250	100,000	8,675,583
Linda Zukauckas	800,000	932,167	900,000	9,250	100,000	4,482,833
Karthik Rao	600,000	633,333	600,000	9,250	100,000	3,185,167
George D. Callard	575,000	660,208	625,000	9,250	100,000	3,213,917
Laurie Lovett	500,000	510,833	500,000	9,250	100,000	2,640,167

(2)

Equity Award Treatment. Includes unvested Nielsen Options and Nielsen RSU Awards that vest upon completion of the Acquisition and are “single trigger.” Each Nielsen Option that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (b) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time. Each Nielsen RSU Award that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (b) the Offer Consideration. For purposes of clause (b) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

Named Executive Officer	Value of Nielsen Unvested Options ($)	Value of Nielsen RSU Awards ($)	Total ($)
David Kenny	378,414	26,501,851	26,880,266
Linda Zukauckas	624,753	8,800,727	9,425,480
Karthik Rao	378,414	5,058,579	5,436,994
George D. Callard	378,414	5,120,807	5,499,222
Laurie Lovett	378,414	3,683,259	4,061,673

(3)

Tax Reimbursement. Nielsen has the right to enter into agreements with each of the named executive officers, other than Mr. Kenny, providing that, in the event that an executive officer receives any payments or benefits that are subject to tax under Section 4999 of the Code, the named executive officer will receive a payment that puts the executive officer in the same after-tax position as though the tax under Section 4999 of the Code did not apply. Each make whole agreement will require that the executive repay any make whole payment if the executive resigns without good reason or the executive’s employment is terminated for cause during the two-year period following completion of Acquisition. Based on its preliminary analysis, the Company has determined that none of the payments or benefits included in the Golden Parachute Compensation Table will be subject to the tax under Section 4999 of the Code. Accordingly, the Golden Parachute Compensation Table does not include any amounts in the “Tax Reimbursement” column of that table. It is possible that the final treatment, under Section 4999 of the Code, of the amounts covered by the Golden Parachute Compensation Table will differ from the assumptions reflected in the table and that a make-whole payment will become due to one or more of the named executive officers, other than Mr. Kenny.

Financing of the Acquisition

Parent has obtained debt and equity financing commitments for the purpose of financing the Acquisition Amounts. The obligation of Parent and Purchaser to consummate the Acquisition is not subject to any financing condition.

Parent has entered into equity and rollover commitment letters (the “Equity Commitment Letters”) with the Equity Investors, pursuant to which the Equity Investors have committed to capitalize Purchaser, immediately prior to the Closing, with an aggregate equity contribution of up to approximately $5.19 billion and a rollover of 16,600,000 Nielsen ordinary shares subject to the terms and conditions set forth in the Equity Commitment Letters. The equity and rollover commitments are several (not joint) obligations of the Equity Investors.

The Equity Investors have executed limited guarantees in favor of Nielsen to guarantee, subject to certain limitations, the payment of the termination fee that may become payable by Parent under the terms of the Transaction Agreement and certain other expense and indemnification obligations of Parent under the Transaction Agreement.

In addition, (i) Bank of America, N.A., BofA Securities, Inc., Barclays Bank PLC, Mizuho Bank, Ltd., Credit Suisse AG, Credit Suisse International, Credit Suisse Loan Funding LLC, Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc., HSBC Bank USA, National Association, HSBC Securities (USA) Inc., HSBC Bank plc, KKR Capital Markets LLC, KKR Corporate Lending LLC, Nomura Securities International, Inc., Ares Capital Management LLC, Bank of Montreal, BMO Capital Markets Corp., Goldman Sachs Bank USA, Jefferies Finance LLC, Macquarie Capital (USA) Inc., Macquarie Capital Funding LLC, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, RBC Capital Markets, LLC, Truist Bank, Truist Securities, Inc., BNP Paribas, BNP Paribas Securities Corp., Canadian Imperial Bank of Commerce, New York Branch, CIBC World Markets Corp., Fifth Third Bank, National Association, MUFG Bank, Ltd., MUFG Union Bank, N.A., and MUFG Securities Americas Inc. (in each case together with, through, and/or on behalf of their applicable affiliates), have committed to provide debt financing for the Acquisition consisting of a $6.35 billion secured term loan facility, $650 million secured revolving facility, and a $2 billion secured bridge facility on the terms set forth in the First Lien Debt Commitment Letter, and (ii) Ares Capital Corporation, Ares Capital Management LLC, Carlyle Global Credit Investment Management, L.L.C., PSP Investments Credit USA LLC, Fortress Credit Corp., BC Partners Advisors L.P., BCP Special Opportunities Fund II Holdings LP, Grosvenor Capital Management LP, Oaktree Capital Management, L.P., GoldenTree Asset Management LP, Stone Point Credit Adviser LLC, and T. Rowe Price Associates, Inc. (in each case together with, through, and/or on behalf of their applicable affiliates), have committed to provide debt financing for the Acquisition consisting of a $2.15 billion second lien secured term loan facility on the terms set forth in the Second Lien Debt Commitment Letter. The obligations of the commitment parties to provide the debt financing under the Debt Commitment Letters are subject to a number of conditions, including the receipt of executed loan documentation, accuracy of certain specified representations and warranties, consummation of the transactions contemplated in the Transaction Agreement, contribution of the equity contemplated by the Equity Commitment Letters, and in the case of the First Lien Debt Commitment Letter, completion of a designated marketing period.

No Appraisal Rights

Nielsen shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.

When the Court Sanction is sought for the Scheme, the U.K. Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the Nielsen shareholders were fairly represented at the Court Meeting, whether the majority of the Nielsen shareholders are acting in a bona fide fashion and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Scheme Shareholders are entitled to attend the Court Meeting and to make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court Sanction is received and the Court Order is delivered to the Registrar of Companies, all Scheme Shareholders will be bound by the terms of the Scheme regardless of whether or how they voted at the Court Meeting or the Special Meeting.

Material U.S. Federal Income Tax Consequences of the Acquisition

The following discussion is a general discussion of certain material U.S. federal income tax consequences of the Acquisition that may be relevant to U.S. Holders (as defined below) of Nielsen ordinary shares whose Nielsen ordinary shares are exchanged for cash pursuant to the Acquisition. This discussion does not address U.S. federal income tax consequences with respect to holders of Nielsen ordinary shares other than U.S. Holders. This discussion is limited to U.S. Holders of Nielsen ordinary shares who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based upon the Code, applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No ruling has been or will be sought from the IRS with respect to the Transaction.

This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences. Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances, or that may apply to U.S. Holders subject to special rules under U.S. federal income tax laws, including, for example, but not limited to:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities who elect to apply the mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	U.S. Holders that hold Nielsen ordinary shares as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transaction;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•

partnerships, other entities or arrangements treated as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities (or investors in such partnerships, S corporations or other pass-through entities);

•	expatriated entities subject to Section 7874 of the Code;

•	U.S. Holders subject to the alternative minimum tax;

•	U.S. expatriates and former citizens or former long-term residents of the United States;

•	U.S. Holders that own or have owned (directly, indirectly or constructively) 5% or more of Nielsen ordinary shares (by vote or value);

•	grantor trusts;

•	U.S. Holders that received their Nielsen ordinary shares in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

•	U.S. Holders that own an equity interest, directly, indirectly or constructively in Parent following the Acquisition;

•	U.S. Holders that hold their Nielsen ordinary shares through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States; and

•	U.S. Holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Nielsen ordinary shares, the tax treatment of a person treated as a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Nielsen ordinary shares and partners in such partnerships should consult their tax advisors regarding the tax consequences of the Acquisition to them.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE ACQUISITION TO ANY PARTICULAR U.S. HOLDER WILL DEPEND ON SUCH U.S. HOLDER’S PARTICULAR TAX CIRCUMSTANCES. U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX

CONSEQUENCES OF THE ACQUISITION ARISING UNDER THE U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Nielsen ordinary shares that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one (1) or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Except as specifically discussed below, the following discussion assumes Nielsen is not a PFIC (as defined below). The receipt of cash by a U.S. Holder in exchange for Nielsen ordinary shares pursuant to the Acquisition will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Nielsen ordinary shares pursuant to the Acquisition will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in the Nielsen ordinary shares surrendered in exchange therefor. A U.S. Holder’s adjusted tax basis in its Nielsen ordinary shares generally will equal the amount that such U.S. Holder paid for such shares. Any such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss if such U.S. Holder’s holding period in the Nielsen ordinary shares surrendered in the Acquisition is more than one year as of the date of the Acquisition. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Nielsen ordinary shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Nielsen ordinary shares.

A non-U.S. corporation, such as Nielsen, will be classified as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes for any taxable year in which, after the application of certain look-through rules, either: (i) 75% or more of its gross income for such taxable year is “passive income” as defined in the relevant provisions of the Code (e.g., dividends, interest, royalties, rents, annuities, net gains from the sale or exchange of property producing such income and net foreign currency gains), or (ii) 50% or more of the total value of its assets (based on an average of the quarterly values of the assets during such year) is attributable to assets, including cash, that produce “passive income” or are held for the production of “passive income.” Although it is not free from doubt, based on the composition of Nielsen’s gross assets and income and the manner in which Nielsen has operated its business, Nielsen does not believe that it has been classified as a PFIC for U.S. federal income tax purposes for prior taxable years or that it will be so classified for the taxable year including the Acquisition. However, the determination of PFIC status is fundamentally factual in nature, depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations and generally cannot be determined until the close of the taxable year in question. Accordingly, there can be no assurance that Nielsen will not be a PFIC for the taxable year including the Acquisition or that Nielsen has not been a PFIC for any other taxable year. If Nielsen were classified as a PFIC for any taxable year during which a U.S. Holder held Nielsen ordinary shares, such classification could result in adverse tax consequences to such U.S. Holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of cash by such U.S. Holder in exchange for Nielsen ordinary shares pursuant to the Acquisition. These consequences may include having gains realized on the receipt of cash in exchange for Nielsen ordinary shares treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains.

Information Reporting and Backup Withholding

Payments made to a U.S. Holder in exchange for Nielsen ordinary shares pursuant to the Acquisition may be subject to information reporting to the IRS and backup withholding (currently, at a rate of 24%). Such payments will not be subject to backup withholding if such U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Certain holders (including corporations) are not subject to backup withholding or information reporting.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Holder may be refunded or allowed as a credit against such U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Litigation Relating to the Acquisition

As of July 8, 2022, six lawsuits have been filed in federal and state court by purported Nielsen shareholders against Nielsen and members of the Board (collectively, the “Actions”) relating to the Acquisition. The Actions, in the order by which they were filed, are: O’Dell v. Nielsen Holdings PLC, et al., 1:22-cv-04340 (S.D.N.Y. May 26, 2022); Kuhn v. Nielsen Holdings PLC, et al., 1:22-cv-04352 (S.D.N.Y. May 26, 2022); Gonzalez v. Nielsen Holdings PLC, et al., 1:22-cv-03241 (E.D.N.Y. June 1, 2022); Levy v. Attwood, et al., Index No. 61244/2022 (N.Y. Sup. Ct. June 2, 2022); Hopkins v. Nielsen Holdings PLC, et al., 1:22-cv-03336 (E.D.N.Y. June 6, 2022); and Justice v. Nielsen Holdings PLC, et al., 1:22-cv-03338 (E.D.N.Y. June 6, 2022). The plaintiffs in the Gonzalez, Hopkins, and Justice Actions have since filed notices of voluntary dismissal and have sent demand letters to Nielsen making substantially the same allegations as were included in the complaints.

The Actions generally allege that the preliminary proxy statement filed by Nielsen in connection with the Acquisition misrepresented and/or omitted certain purportedly material information and assert violations of Sections 14(a) and 20(a) of the Exchange Act and the rules promulgated thereunder or negligent and fraudulent misrepresentation and concealment in violation of New York common law and breach of duty of disclosure under the laws of England and Wales. The alleged omissions relate to (i) certain financial projections of Nielsen, (ii) certain financial analyses of Nielsen’s financial advisors, (iii) the financial benefits to Nielsen executives and Board members from the Acquisition, (iv) the financial interests of Nielsen’s financial advisors, and (v) certain statements concerning the sales process. Plaintiffs generally seek, among other things, to enjoin Nielsen from consummating the Acquisition, or in the alternative, rescission of the Acquisition and/or compensatory damages, as well as attorney’s fees.

Nielsen believes that the allegations in the Actions are without merit. Additional lawsuits arising out of the Acquisition may also be filed in the future.

Regulatory Approvals Required for the Acquisition

General

Nielsen, Purchaser and Parent have agreed to use their reasonable best efforts to take and do all things necessary, proper or advisable under any applicable laws to consummate and make effective the Acquisition as promptly as possible, and, subject to certain limitations, to obtain all regulatory approvals required to consummate the Acquisition and the other transactions contemplated by the Transaction Agreement. These approvals include clearances under the HSR Act and certain other competition and foreign investment approvals, as described below.

HSR Act and U.S. Antitrust Matters

Under the HSR Act, the Acquisition cannot be completed until the waiting periods applicable to the Acquisition have expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-day waiting period following the parties’ filings of their HSR Act notification and report forms or the early termination of that waiting period. The parties made the required filings with the FTC and the DOJ on April 11, 2022, and the waiting period expired on May 11, 2022.

At any time before or after consummation of the Acquisition, notwithstanding the termination or expiration of the waiting periods under the HSR Act, the FTC, the DOJ, or any state could take such action under the antitrust laws as any of them deem necessary or desirable in the public interest, including seeking to enjoin the completion of the Acquisition, seeking divestiture of assets of the Company, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Acquisition will not be made or that, if a challenge is made, we will prevail.

Other Foreign Regulatory Approvals

The Acquisition is also conditioned on the review, approval, and/or clearance by governmental entities in other jurisdictions pursuant to the competition and foreign investment laws of certain other jurisdictions, including, among others, the competition laws of the European Union and the foreign investment laws of Australia and the United Kingdom. Pursuant to the terms of Transaction Agreement, the parties made all such filings, or drafts thereof, on or before April 27, 2022. There can be no assurances that all of the regulatory approvals described above will be obtained and, if obtained, there can be no assurances as to the timing of any approvals, the parties’ ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals.

THE TRANSACTION AGREEMENT

The following summarizes the provisions of the Transaction Agreement. The descriptions of the Transaction Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Transaction Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Transaction Agreement and the Scheme, which are the legal documents that govern the Acquisition, because this summary may not contain all the information about the Transaction Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Transaction Agreement and the Scheme, and not by this summary or any other information contained in this proxy statement.

The representations, warranties, covenants and agreements described below and included in the Transaction Agreement (i) were made only for purposes of the Transaction Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Transaction Agreement; and (iii) may be subject to important qualifications, limitations and supplemental information agreed to by Nielsen, Parent and Purchaser in connection with negotiating the terms of the Transaction Agreement. In addition, the representations and warranties have been included in the Transaction Agreement for the purpose of allocating contractual risk between Nielsen, Parent and Purchaser rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Shareholders are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Nielsen, Parent and Purchaser or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement. In addition, you should not rely on the covenants in the Transaction Agreement as actual limitations on the respective businesses of Nielsen, Parent and Purchaser, because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedule to the Transaction Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Transaction Agreement and Scheme are described below, and included as Annex A and Annex B to this proxy statement, only to provide you with information regarding their terms and conditions, and not to provide any other factual information regarding Nielsen, Parent and Purchaser or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Transaction Agreement and the Scheme should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Nielsen and our business.

Terms of the Acquisition

Purchaser will acquire all of the outstanding Nielsen ordinary shares (except for the Excluded Shares) by means of the Scheme. However, under certain circumstances, the parties to the Transaction Agreement reserve the right to effect the Acquisition by means of a contractual takeover as described in Section 974 of the Companies Act. At the Effective Time, each Nielsen ordinary share then outstanding (other than the Excluded Shares) shall automatically be transferred from the Nielsen shareholders to Purchaser, and the Nielsen shareholders shall cease to have any rights with respect to their Nielsen ordinary shares, except their right to receive the Offer Consideration of $28.00 per Nielsen ordinary share, less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

Effective Time and Closing of the Acquisition

Closing will take place on the date on which the Effective Time occurs. Subject to the receipt of the approval by the Nielsen shareholders of the Articles Amendment and Scheme Implementation Proposal, following the receipt of the Court Order, the Company will not take any action to amend, modify, rescind or terminate the Court Order and will deliver a copy of it as required by the Transaction Agreement to Companies

House, whereby the Scheme will become effective upon such delivery in accordance with its terms, and the Effective Time shall be the time of such delivery and the Scheme becoming effective. Nielsen will also deliver a copy of the Court Order to Parent, together with appropriate evidence of the Effective Time and a duly executed certificate confirming that the Company has performed and complied in all material respects with all covenants it is required to have performed or complied with pursuant to the Transaction Agreement prior to the Effective Time.

The parties to the Transaction Agreement currently expect the completion of the Acquisition to occur in the second half of 2022. However, as the Acquisition is subject to regulatory clearances, U.K. Court approval, the approval of the Nielsen shareholders and the satisfaction or waiver of other terms described in the Transaction Agreement, it is possible that factors outside the control of the Company, Parent and Purchaser could result in the Acquisition being completed at a later time or not at all.

Offer Consideration

Treatment of Nielsen Ordinary Shares

At the Effective Time, each then outstanding Nielsen ordinary share shall be transferred from the Nielsen shareholders to Purchaser (and/or its nominees) in accordance with the provisions of the Scheme, the Transaction Agreement and the laws of England and Wales. The Nielsen shareholders shall cease to have any rights with respect to the Nielsen ordinary shares, except their rights under the Scheme, including the right to receive the Offer Consideration, less any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time.

Treatment of Nielsen Equity Awards

At the Effective Time, each option to purchase Nielsen ordinary shares (a “Nielsen Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled in consideration for the right to receive a cash payment equal to the product of (i) the number of Nielsen ordinary shares subject to such Nielsen Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the Offer Consideration over the exercise price per Nielsen ordinary share subject to such Nielsen Option as of the Effective Time. At the Effective Time, each restricted stock unit award in respect of Nielsen ordinary shares, including any award of deferred stock units held by non-employee directors (a “Nielsen RSU Award” and together with the Nielsen Options, the “Nielsen Equity Awards”) that is outstanding as of immediately prior to the Effective Time will be cancelled in consideration for the right to receive a cash payment equal to the product of (a) the number of Nielsen ordinary shares subject to such Nielsen RSU Award as of immediately prior to the Effective Time and (b) the Offer Consideration. For purposes of clause (a) of the immediately preceding sentence, the number of Nielsen ordinary shares subject to a performance-based Nielsen RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time will be based on target (100%) performance.

Exchange and Payment Procedures

Prior to the Closing, Parent will appoint a bank or trust company reasonably acceptable to Nielsen to act as paying agent (the “Paying Agent”) to make payments of the Offer Consideration to Nielsen shareholders. At or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3:00 p.m. UK time on any date (or such later time as Parent and the Company may agree to), then no later than the first business day following such date), Parent will deposit, or cause to be deposited, with a U.S. branch of the Paying Agent, in trust for the benefit of the Scheme Shareholders, cash in an amount equal to the aggregate Offer Consideration.

As soon as possible following the Effective Time (and in any event within fourteen (14) business days following the Effective Time), the Paying Agent will dispatch all checks (or electronic payments in lieu of checks) to the person entitled to it at the address as appearing in the register of members of the Company at the Scheme Record Time and made in U.S. dollars. The amount of any Offer Consideration paid to Nielsen shareholders may be reduced by any required tax withholdings and any dividend or other distributions and other return of capital (other than Permitted Dividends) proposed, announced, authorized, declared, paid or made by Nielsen with a record date falling prior to the Effective Time. As from the Scheme Record Time, each holding of Nielsen ordinary shares credited to any stock account in the DTC will be disabled and all Nielsen ordinary shares will be removed from DTC in due course.

Any portion of the Payment Fund (as defined in the Transaction Agreement) which has not been transferred to the Scheme Shareholders within six months following the Effective Time, will be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery will affect any legal right that a Scheme Shareholder may have to receive the Offer Consideration), and thereafter such shareholder will be entitled to look only to Parent for, and Parent will remain liable for, payment of their claims for the Offer Consideration.

Representations and Warranties

The Transaction Agreement contains representations and warranties of Nielsen, Parent and Purchaser.

Some of the representations and warranties in the Transaction Agreement made by Nielsen are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Transaction Agreement, “Material Adverse Effect” means, with respect to Nielsen, any change, effect, event, occurrence or development that has, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations or financial condition of Nielsen and its subsidiaries taken as a whole, excluding the impact of:

•

changes or developments in domestic, foreign or global markets or domestic, foreign or global economic conditions generally, including (i) any changes or developments in or affecting domestic or any foreign securities, equity, credit or financial markets or (ii) any changes or developments in or affecting domestic or any foreign interest or exchange rates;

•	changes in GAAP or other applicable accounting standards or in any authoritative interpretation or enforcement thereof;

•	changes in applicable law or in the official interpretation or enforcement thereof;

•

changes in domestic, foreign or global political conditions (including the outbreak or escalation of war (whether or not declared), hostilities, military actions, or acts of terrorism, including by cyberattack (whether state-sponsored or not) or otherwise), including any worsening of such conditions threatened or existing on the date of the Transaction Agreement;

•	changes or developments in the business or regulatory conditions affecting the industries in which the Company or any of its subsidiaries operate;

•

the execution, delivery and performance of the Transaction Agreement or the public announcement or pendency or consummation of the Acquisition or the other transactions contemplated thereby (including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its subsidiaries with employees, labor unions, financing sources, customers, suppliers or partners), subject to certain exceptions;

•	the identity of Parent or any of its affiliates as the acquiror of Nielsen;

•

any conditions resulting from epidemics and pandemics (including COVID-19), weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters), any changes arising out of the implementation or compliance by the Company and its subsidiaries of or with any COVID-19 Measures (as such term is defined in the Transaction Agreement);

•

a decline in the trading price or trading volume of Nielsen ordinary shares or in the trading price of any other securities of Nielsen or any of its subsidiaries or any change in the ratings or ratings outlook for Nielsen or any of its subsidiaries or any of their respective securities (provided that the underlying causes thereof may be considered in determining whether a Material Adverse Effect has occurred if not otherwise excluded thereunder);

•

the failure to meet any internal or published projections, guidance, budgets, forecasts or estimates for any period (provided that the underlying causes thereof may be considered in determining whether a Material Adverse Effect has occurred if not otherwise excluded thereunder);

•	the taking or omission of any action required by the Transaction Agreement (other than the requirement to conduct the business in the ordinary course) or expressly directed by Parent or Purchaser;

•	certain matters set forth in the confidential disclosure schedule to the Transaction Agreement;

•	any litigation relating to or resulting from the Transaction Agreement or the transactions contemplated thereby; or

•	the failure to obtain any approvals or consents from any governmental entity in connection with the transactions contemplated by the Transaction Agreement;

except, with respect to bullets 1–5, 8 and 9 above, to the extent that such impact is disproportionately adverse to Nielsen and its subsidiaries, taken as a whole, relative to similarly situated businesses in the industry or industries in which Nielsen and its subsidiaries operate (in which case the incremental disproportionate impact shall be taken into account in determining whether there has been a Material Adverse Effect to the extent not otherwise excluded from the definition of Material Adverse Effect).

In the Transaction Agreement, Nielsen has made customary representations and warranties to Parent and Purchaser that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement and the confidential disclosure schedule to the Transaction Agreement. These representations and warranties relate to, among other things:

•	due organization, valid existence and good standing and authority and qualification to conduct business with respect to Nielsen and its subsidiaries;

•	the organizational documents of Nielsen and its subsidiaries;

•	the capital structure of Nielsen and its subsidiaries;

•

the absence of any undisclosed subscription, option, warrant, call, put, convertible security, exchangeable security or other similar right obligating Nielsen or any of its subsidiaries to issue, exchange or sell any of their equity interests or granting any preemptive, antidilutive or similar rights;

•	certain indebtedness of Nielsen;

•

Nielsen’s corporate power and authority to enter into and perform the Transaction Agreement, the enforceability of the Transaction Agreement and the absence of conflicts with laws with Nielsen’s organizational documents and Nielsen’s contracts;

•	the recommendation of the Board relating to the Acquisition and the Transaction Agreement;

•	the necessary vote of Nielsen shareholders in connection with the Transaction Agreement;

•

the absence of any undisclosed conflict, breach or loss of benefit under any existing contracts, resulting creation of any lien upon Nielsen’s assets, conflict with or violation of any of Nielsen’s organizational documents or applicable laws to Nielsen or due to the performance of the Transaction Agreement;

•

required consents, approvals and regulatory filings in connection with the Transaction Agreement and performance thereof (including a representation that the Takeover Code does not apply to Nielsen or the Acquisition);

•	the accuracy of Nielsen’s required SEC filings and financial statements;

•	Nielsen’s disclosure controls and procedures;

•	Nielsen’s internal accounting controls and procedures;

•	the absence of specified undisclosed liabilities;

•	Nielsen’s compliance with laws, standards and requirements and possession of necessary permits;

•	Nielsen’s compliance with anti-money laundering laws, anti-corruption laws and international trade laws;

•	environmental matters;

•	employee benefit plans;

•

since December 31, 2021: (i) the conduct of the businesses of Nielsen and its subsidiaries in the ordinary course of business; (ii) the absence of a Material Adverse Effect; and (iii) the absence of any action that would constitute a breach of or require the consent of Parent under certain prohibited actions as discussed below under the caption “—Conduct of Business Pending the Acquisition”;

•	litigation and regulatory matters;

•	the accuracy of information supplied by Nielsen in connection with this proxy statement, the Scheme and other related documents circulated to Nielsen shareholders;

•	certain tax matters;

•	certain employment and labor matters;

•	certain real property owned or leased by Nielsen and its subsidiaries;

•	trademarks, patents, copyrights and other intellectual property matters, including information technology systems, trade secrets and software;

•	data privacy and cybersecurity;

•	receipt by the Board of the respective opinions of Nielsen’s financial advisors;

•	the existence and enforceability of specified categories of Nielsen’s material contracts, and any notices with respect to termination or intent not to renew those material contracts therefrom;

•	contracts with governmental entities;

•	Nielsen’s insurance policies; and

•	payment of fees to brokers in connection with the consummation of the Acquisition.

In the Transaction Agreement, Parent and Purchaser have made customary representations and warranties to Nielsen that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement and the confidential disclosure schedule to the Transaction Agreement. These representations and warranties relate to, among other things:

•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Purchasing Entities;

•	the Purchasing Entities’ authority to enter into and perform the Transaction Agreement and the enforceability of the Transaction Agreement;

•

the absence of any conflict, breach or loss of benefit under any existing contracts, resulting creation of any lien upon any of the Purchasing Entities’ assets, conflict with or violation of any of the Parent Purchasing Entities’ organizational documents or applicable laws to the Purchasing Entities’ or due to the performance of the Transaction Agreement;

•	required consents and regulatory filings in connection with the Transaction Agreement;

•	the absence of litigation, orders and investigations;

•	accuracy of information to be provided by the Purchasing Entities in this proxy statement;

•	payment of fees to brokers in connection with the consummation of the Acquisition;

•	the debt and equity financing commitments related to the Acquisition and the solvency of Parent after consummation of the transactions contemplated by the Transaction Agreement;

•	the delivery and enforceability of the Equity Commitment Letters;

•	the solvency of Parent and its subsidiaries following the consummation of the Acquisition and the transactions contemplated by the Transaction Agreement;

•	the delivery and enforceability of the Limited Guarantees;

•	operations of Purchaser;

•

the absence of certain arrangements between the Purchasing Entities, the Equity Investors or any of their affiliates, on the one hand, and certain beneficial owners of Nielsen ordinary shares, members of management or members of the Board, on the other hand;

•

the absence of a greater than 25% interest by Parent or any of its affiliates (including any portfolio companies thereof) in any person that derives revenues from certain lines of business competitive with Nielsen;

•	ownership of Nielsen ordinary shares;

•	the absence of any required consent of holders of voting interests in Parent or Purchaser;

•	certain tax matters; and

•	the independent review and analysis conducted by Parent and Purchaser in connection with Nielsen and its subsidiaries.

The representations and warranties contained in the Transaction Agreement will not survive the consummation of the Acquisition.

Conduct of Business Pending the Acquisition

The Transaction Agreement provides that, except: (i) as may be required by applicable law; (ii) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed); (iii) as expressly contemplated or required by the Transaction Agreement; (iv) in connection with any commercially reasonable action taken, or omitted to be taken, pursuant to or in connection with any COVID-19 Measures, which action or inaction Nielsen has determined in good faith to be in its best interests (provided that Nielsen is required to consult in good faith with Parent prior to such action or omission to the extent reasonably practicable), during the period of time between the date of the signing of the Transaction Agreement and the first to occur of the Effective Time and the termination of the Transaction Agreement (the “Interim Period”); or (v) as disclosed in the confidential disclosure schedule to the Transaction Agreement, Nielsen will, and will cause each of its subsidiaries to, use reasonable best efforts to conduct its operations in all material respects in the ordinary course of business; and use reasonable best efforts to maintain and preserve intact its business organization and business relations, provided that no action by Nielsen or its subsidiaries with respect to matters addressed in any of bullets one to 21 below shall be deemed by breach of this obligation unless such action would constitute a breach of the obligation addressed in any such bullet below.

In addition, Nielsen has also agreed that, except: (i) as may be required by applicable law; (ii) with the prior written consent of Parent (which may not be unreasonably withheld, conditioned or delayed); (iii) as expressly contemplated or required by the Transaction Agreement; and (iv) in connection with any commercially reasonable action taken, or omitted to be taken, pursuant to or in connection with any COVID-19 Measures, which action or inaction Nielsen has determined in good faith to be in its best interests (provided that Nielsen is required to consult in good faith with Parent prior to such action or omission to the extent reasonably practicable), during the period of time between the date of the signing of the Transaction Agreement and the first to occur of the Effective Time and the termination of the Transaction Agreement (such period, the “Interim Period”); or (v) as disclosed in the confidential disclosure schedule to the Transaction Agreement, during the Interim Period, Nielsen will not, and will not permit any of its subsidiaries to, among other things (and subject to specified materiality thresholds and exceptions set forth in the Transaction Agreement and the confidential disclosure schedule to the Transaction Agreement):

•	amend the articles of association of Nielsen or the organizational documents of any of its subsidiaries;

•	adjust, split, combine or reclassify any shares, voting securities or other equity interests of Nielsen or any of its subsidiaries;

•

make, establish a record date for, declare or pay any dividend or other distribution or redeem, purchase or otherwise acquire, any of its shares or convertible or exchangeable securities, other than certain exceptions, including quarterly cash dividends made by Nielsen in an amount per Nielsen ordinary share not in excess of $0.06 per quarter and with record dates consistent with the record dates customarily used by Nielsen for the payment of quarterly cash dividends;

•	grant any Nielsen Equity Awards or other equity-based awards or interests;

•

issue any additional shares or securities convertible or exchangeable into, or exercisable for, any of Nielsen’s or its subsidiaries’ shares or any options, warrants, or other rights of any kind to acquire any such shares, subject to certain exceptions;

•

adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization, other than any mergers, consolidations or reorganizations solely among Nielsen and its subsidiaries or among Nielsen’s subsidiaries;

•

incur, assume, guarantee or otherwise become liable for or modify in any material respect the terms of any indebtedness for borrowed money or issue or sell any debt securities or any rights to acquire any debt securities, except for intercompany indebtedness, guarantees for indebtedness outstanding as of the date of the Transaction Agreement, indebtedness incurred pursuant to agreements entered into prior to the execution of the Transaction Agreement or additional indebtedness not more than $10 million in the aggregate;

•

other than in accordance with contracts or agreements in effect on the date of the Transaction Agreement, sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets having a value in excess of $25 million individually or $50 million in the aggregate to any person, subject to certain exceptions;

•	sell, transfer, license, create any lien or otherwise dispose of any of its properties or assets;

•

acquire any person or the business or assets of any other person (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise) or make any investment in any person (by purchase of stock or securities or contributions to capital), in each case other than a wholly owned subsidiary of Nielsen, if such acquisition or investment is in excess of $25 million individually or $50 million in the aggregate;

•	implement or adopt any material change in its financial accounting principles or methods, other than as may be required by GAAP or applicable law;

•	enter into, modify or amend, terminate or waive or release any rights under any of Nielsen’s material contracts;

•

settle or compromise any pending or threatened proceeding, or pay, discharge, satisfy or agree to pay, discharge or satisfy any claim related to a proceeding, other than the settlement of tax proceedings and certain proceedings (i) providing solely for the payment of monetary damages that are reflected or reserved against in full in Nielsen’s balance sheet or covered in full by existing insurance policies or (ii) solely involving monetary damages for amounts less than $250,000 individually or $1 million in the aggregate;

•

agree to any covenant limiting the ability of Nielsen or any of its subsidiaries to compete or engage in any line of business or to compete with any person in any geographic area, in each case which is material to Nielsen and its subsidiaries taken as a whole;

•	acquire or dispose of any real property or enter into, extend, terminate or materially modify any lease entered into by Nielsen or its subsidiaries other than in the ordinary course of business;

•

sell, assign or transfer all or any portion of Nielsen or its subsidiaries’ owned intellectual property; grant any exclusive licenses of Nielsen or its subsidiaries’ owned intellectual property; or abandon or cease to prosecute or maintain any of Nielsen’s and its subsidiaries’ registered intellectual property;

•

establish, adopt, amend or terminate any Nielsen benefit plan or create or enter into any plan, agreement, program, policy, trust, fund, except for any changes to such company benefit plans made during the annual open enrollment process in the ordinary course of business consistent with past practice that do not materially increase benefits or result in a material increase in administrative costs;

•

increase in any manner the compensation (including severance, change-in-control and retention compensation) or benefits of any current or former employees of Nielsen or its subsidiaries except for increases in annual base salaries in the ordinary course of business;

•	pay or award, or commit to pay or award, any bonuses or incentive compensation;

•	accelerate any rights, funding or benefits under any company benefit plan;

•

amend the funding obligation or contribution rate of any company benefit plan or change any underlying assumptions to calculate benefits payable under any company benefit plan, except as may be required by GAAP;

•	accelerate the time of vesting or payment of any award under any company benefit plan;

•

terminate the employment or engagement of any employee or natural independent contractor of the Company or its Subsidiaries whose annual base salary or fee is in excess of $250,000 other than for cause (determined consistent with past practice);

•

cause any “plant closing” or “mass layoff” (in each case as defined by the Work Adjustment and Retraining Notification Act (the “WARN Act”)) or other terminations of employees that would create any obligations upon or liabilities for the Company under the WARN Act or similar state or local Laws;

•	hire or engage, or make an offer to hire or engage, any individual whose annual base salary or fee is in excess of $250,000;

•

other than in the ordinary course of business or as is consistent with past practice: make or revoke any material tax election; change an annual tax accounting period; adopt or change any material tax accounting method; settle or compromise any material tax liability or any audit, claim or proceeding; file (or cause to be filed) any material amended tax return; surrender in writing any right to a material refund of taxes; consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material taxes (other than any valid (A) automatic or automatically granted extension of the due date of a tax return or (B) requested extension with respect to pending audits, actions or proceedings); change its residence for tax purposes; or, to the knowledge of Nielsen, establish a permanent establishment outside of its jurisdiction of incorporation for tax purposes, in each case, relating to taxes of Nielsen or its subsidiaries for an amount materially in excess of amounts reserved therefor; or

•	agree to take, or make any commitment to take, any of the foregoing actions.

In addition, during the Interim Period, Parent will not, and will not permit any of its subsidiaries, the Equity Investors or their respective controlled affiliates to acquire or agree to acquire a material portion of the assets or equity in, or enter into certain new lines of business, if the entering into such definitive agreement relating to the consummation of such acquisition or new line of business would reasonably be expected to (a) prevent, materially delay or materially impede the obtaining of any required governmental approvals required to consummate the transactions contemplated by the Transaction Agreement or (b) materially increase the risk of any governmental entity entering an order, ruling, judgment or injunction prohibiting the consummation of the Acquisition.

The Go-Shop Period

During the Go-Shop Period from the date of the Transaction Agreement and until 11:59 p.m. Eastern time on May 12, 2022 (the “No-Shop Period Start Date”), the Company and its Representatives had the right to:

•

solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, a Company Takeover Proposal;

•

subject to the entry into an acceptable confidentiality agreement, furnish non-public or other information relating to the Company to a third party and its representatives or afford to any such third party and its representatives access to the business, properties, assets, books, records or other non-public or other information, or to any personnel, of Nielsen and its subsidiaries (provided, however, that Nielsen will substantially concurrently provide to Parent any non-public information concerning Nielsen provided to such third party, which was not previously provided to Parent);

•

continue, enter into, maintain, participate or engage in discussions or negotiations with any third party and its representatives with respect to a Company Takeover Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to a Company Takeover Proposal); and

•

cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Company Takeover Proposal, including that Nielsen may grant a limited waiver under any “standstill provision” or similar obligation of any third party with respect to Nielsen or any of its subsidiaries solely to allow such third party to submit or amend a Company Takeover Proposal on a confidential basis to the Board or any committee thereof.

The Go-Shop Period expired on May 12, 2022 without any party submitting a Company Takeover Proposal.

Restrictions on Solicitation of Alternative Proposals

As of the expiration of the Go-Shop period at 11:59 p.m. on the No-Shop Period Start Date, with the exception of any “Excluded Party” (defined as a party that submitted a Company Takeover Proposal that the

Board determined prior to the end of the Go-Shop Period was or would reasonably be expected to lead to a Company Superior Proposal), Nielsen has agreed not to:

•

solicit, initiate, propose, knowingly assist, knowingly encourage or knowingly facilitate any inquiry, proposal or offer that constitutes, relates to or would reasonably be expected to lead to a Company Takeover Proposal;

•

participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal;

•	enter into any letter of intent, agreement or agreement in principle relating to or providing for a Company Takeover Proposal (other than an acceptable confidentiality agreement);

•	publicly approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal; or

•	release any third party from, or waive, amend or modify any standstill or confidentiality provision with respect to a Company Takeover Proposal in any agreement to which the Company is a party.

In addition, Nielsen has agreed to, and agreed to cause each of its subsidiaries and direct its representatives to: cease all discussions or negotiations with any other party that may be ongoing with respect to a Company Takeover Proposal (other than any Excluded Party); request in writing within two (2) business days that each third party that has entered into a confidentiality agreement with Nielsen during the twelve-(12)-month period immediately preceding the No-Shop Period Start Date promptly return to Nielsen or destroy all confidential information furnished to such party to the extent required and in accordance with the terms of such confidentiality agreement; cease providing any further information with respect to the Company or its subsidiaries to any such third party or its representatives; and terminate such third party’s and its representatives’ access to any physical or electronic data room.

Additionally, under certain specified circumstances, if prior to the receipt of the Court Sanction or if the Articles Amendment and Scheme Implementation Proposal approved by Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, Nielsen receives a written Company Takeover Proposal from any person, and the Board determines in good faith, after consultation with its outside legal counsel and outside financial advisors, that such Company Takeover Proposal constitutes, or could reasonably be expected to lead to, a Company Superior Proposal, then Nielsen may enter into an acceptable confidentiality agreement with such person making such Company Takeover Proposal and Nielsen and its representatives may: (i) furnish, pursuant to such confidentiality agreement, information with respect to Nielsen and its subsidiaries; and (ii) engage in or otherwise participate in discussions or negotiations with such person and its representatives regarding such Company Takeover Proposal, subject to requirements contained in the Transaction Agreement to substantially concurrently provide to Parent any such non-public information with respect to Nielsen and its subsidiaries which is provided to such third party that has not previously been provided to Parent and to notify Parent in writing promptly, and in any event within twenty-four (24) hours if the Company takes any of the foregoing actions described in clauses (i) and (ii).

Prior to the receipt of the Court Sanction or if the Articles Amendment and Scheme Implementation Proposal is approved by Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, Nielsen is not entitled to terminate the Transaction Agreement for the purpose of entering into an agreement in respect of a Company Superior Proposal unless (i) it complies with certain procedures in the Transaction Agreement, including, but not limited to, negotiating with Parent and its representatives in good faith over a four (4) business-day period in an effort to amend the terms and conditions of the Transaction Agreement, so that such Company Superior Proposal no longer constitutes a “Company Superior Proposal” relative to the transactions contemplated by the Transaction Agreement, as amended pursuant to such negotiations, and

(ii) Nielsen has complied in all material respects with the non-solicitation provisions set forth in the Transaction Agreement with respect to such Company Superior Proposal. Nielsen must notify Parent within 24 hours of receipt of such Company Takeover Proposal and keep Parent informed, on a reasonably prompt and current basis on the status and material terms of the Company Takeover Proposal.

If Nielsen terminates the Transaction Agreement prior to the receipt of the Court Sanction or, if the Articles Amendment and Scheme Implementation Proposal is approved by Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, for the purpose of entering into an agreement in respect of a Company Superior Proposal, Nielsen must pay the Company Termination Fee of $102 million to Parent.

For purposes of this proxy statement and the Transaction Agreement:

“Company Takeover Proposal” means a bona fide proposal or offer for (i) a merger, consolidation, scheme of arrangement, business combination or similar transaction involving Nielsen, or (ii) the acquisition of more than 20% of the Nielsen ordinary shares or consolidated assets.

“Company Superior Proposal” means a Company Takeover Proposal, substituting “50%” for “20%” in such definition, that the Board determines in good faith, after consultation with its outside legal counsel and outside financial advisors, taking into account the timing, likelihood of consummation, legal, financial, regulatory and other aspects of the Company Takeover Proposal, including the financing terms thereof and the identity of the person making the Company Takeover Proposal, and such other factors as the Board considers to be appropriate, to be more favorable to Nielsen and its shareholders than the Transaction.

The Board’s Recommendation; Company Adverse Recommendation Change

As described above, and subject to the provisions described below, the Board: (i) determined that the transactions contemplated by the Transaction Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole; (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Acquisition; (iii) resolved to recommend that Nielsen shareholders vote in favor of the Scheme at the Court Meeting and the Company Proposals at the Special Meeting, and (iv) directed that the Scheme be submitted for approval by Nielsen shareholders at the Court Meeting (the “Company Recommendation”). The Transaction Agreement provides that the Board will not effect a Company Adverse Recommendation Change, as defined below, and except as described below.

The Board may not take any action described in the following:

•

(i) fail to make, qualify, withhold, withdraw or modify, or publicly propose to qualify, withhold, withdraw or modify, in each case in any manner adverse to Parent, the Company Recommendation; (ii) adopt, approve, declare advisable or recommend or publicly propose to adopt, approve, declare advisable or recommend, a Company Takeover Proposal; (iii) fail to recommend against the acceptance of any Company Takeover Proposal that is a tender offer or exchange offer for the Nielsen ordinary shares within ten (10) business days after the commencement of such offer pursuant to Rule 14d-2 of the Exchange Act; (iv) fail to publicly reaffirm the Company Recommendation within five (5) business days after Parent so requests in writing following the public disclosure of a Company Takeover Proposal; (v) fail to include the Company Recommendation in this proxy statement; or (vi) publicly propose to take any action described in the foregoing clauses (i)–(v) (any action described in clauses (i) through (vi) a “Company Adverse Recommendation Change”); or

•

authorize, cause or permit Nielsen or any of its subsidiaries to enter into any letter of intent, agreement or agreement in principle relating to or providing for a Company Takeover Proposal (a “Company Acquisition Agreement”).

However, nothing in the non-solicitation covenant of the Transaction Agreement will prohibit Nielsen or the Board from: (i) taking and disclosing to Nielsen shareholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or any similar communications to Nielsen shareholders; (ii) making a “stop, look and listen” communication to Nielsen shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or any similar communications to Nielsen shareholders; or (iii) making any disclosure to Nielsen shareholders if the Board determines in good faith, after consultation with Nielsen’s outside legal counsel and outside financial advisors, that the failure of the Board to make such disclosure would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Notwithstanding the restrictions described above, prior to the receipt of the Court Sanction or if the Articles Amendment and Scheme Implementation Proposal is approved by Nielsen shareholders at the Special Meeting, prior to the receipt of the Company Shareholder Approval, the Board may effect a Company Adverse Recommendation Change with respect to an Intervening Event (as defined below), if, prior to taking such action, the Board has determined in good faith, after consultation with outside legal counsel and outside financial advisors, that the failure to take such action would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.

The Board may only effect a Company Adverse Recommendation Change with respect to an Intervening Event if:

•	Nielsen has given Parent at least four (4) business days’ prior written notice of its intention to take such action specifying, in reasonable detail, the reasons therefor and the Intervening Event;

•

During such four (4) business day period, Nielsen has (i) has negotiated and caused its representatives to, if requested by Parent, negotiate with Parent and its representatives in good faith to make adjustments to the terms and conditions of the Transaction Agreement so that the Board (or a committee thereof) no longer determines that the failure to make a Company Adverse Recommendation Change in response to such Intervening Event would be inconsistent with the Board’s fiduciary duties under applicable law and (ii) provided Parent and its representatives all applicable material information with respect to such Intervening Event reasonably requested by Parent to permit it to propose revisions to the terms of the Transaction Agreement; and

•

Upon the end of such notice period, the Board has considered in good faith any revisions to the terms of the Transaction Agreement proposed in writing by Parent and any other information provided by Parent in response to the four (4) business days’ prior written notice and has determined, after consultation with its outside legal counsel and outside financial advisors, that the failure to make a Company Adverse Recommendation Change would continue to reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.

In addition, prior to the time of the Court Sanction or the time the Company Shareholder Approval is obtained, the Board may only effect a Company Adverse Recommendation Change or cause the Company to terminate the Transaction Agreement in order to enter into an agreement with respect to a Company Superior Proposal if the Board has determined in good faith that a Company Takeover Proposal made after the date of the Transaction Agreement constitutes a Company Superior Proposal, only if, prior to making such Company Adverse Recommendation Change or so terminating the Transaction Agreement:

•

Nielsen has given Parent at least four (4) business days’ prior written notice of its intention to take such action, including a description of the material terms and conditions of, and the identity of the person making, any such Company Superior Proposal and a copy of any proposed Company Acquisition Agreements providing for such Company Superior Proposal;

•	During such four (4) business day period, the Company has negotiated, and has caused its representatives to, if requested by Parent, negotiate with Parent and its representatives in good faith to make amendments to the terms and conditions of the Transaction Agreement in a manner that would obviate the need to effect a Company Adverse Recommendation Change;

•

Upon the end of such notice period, the Board shall have considered in good faith any revisions to the terms of the Transaction Agreement proposed in writing by Parent and any other information provided by Parent in response to the four (4) business days’ prior written notice and shall have determined that such Company Superior Proposal would continue to constitute a Company Superior Proposal if the revisions proposed by Parent were to be given effect; and

•

In the event of any material change to the terms of such Company Superior Proposal, Nielsen shall, in each case, have delivered to Parent an additional notice consistent with that described in the first bullet above and a new two (2) business day notice period consistent with the first bullet above commences during which time Nielsen is required to comply with the requirements above with respect to such additional notice.

For purposes of this proxy statement and the Transaction Agreement, an “Intervening Event” means any material event, change, occurrence or development with respect to Nielsen or its subsidiaries, that was not known to or reasonably foreseeable by the Board as of the date of the Transaction Agreement and does not relate to (i) any Company Takeover Proposal or (ii) the mere fact, in and of itself, that Nielsen meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period, or changes in the market price or trading volume of Nielsen ordinary shares or its credit rating (it being understood that the underlying cause of any of the foregoing in this clause (ii) may be taken into account).

Employee Benefits

The Transaction Agreement provides that, during the period commencing at the Closing and ending on the one-year anniversary thereof, each Nielsen employee will be entitled to (i) base compensation and target cash incentive compensation opportunities and equity and equity-based incentive compensation opportunities that, in each case, are no less favorable than (or, with respect to equity and equity-based incentive opportunities, materially similar to those that) were provided to the Nielsen employee immediately before the Closing (provided that Parent may elect to substitute cash incentive compensation opportunities of equivalent value for equity or equity-based compensation opportunities and the value of any equity or equity-based compensation opportunities to be matched hereunder shall be measured based on the annualized grant date value thereof for financial accounting purposes), and (ii) employee benefits (excluding equity or equity-based incentive compensation) that are substantially comparable in the aggregate to those provided to the Nielsen employee under the Nielsen benefit plans immediately before the Closing. In addition, Parent shall provide, or shall cause Nielsen to provide, to each Nielsen employee whose employment is involuntarily terminated during the one (1)-year period following the Closing, severance benefits no less favorable than the severance benefits that would have been provided to the Nielsen employee under the Nielsen severance arrangements in effect immediately prior to the Closing.

The Transaction Agreement also provides that, no later than March 15 of the year following the year in which the Closing occurs, Parent shall, or shall cause Nielsen to, pay to each Nielsen employee who participates in any bonus or incentive plans with respect to the performance period during which the Closing occurs and who remains employed through December 31 of the year in which the Closing occurs or experiences a qualifying termination prior to December 31 of the year in which the Closing occurs, an incentive award under the applicable bonus plans for such performance period equal to the greater of (i) such employee’s incentive entitlement under the bonus plans based on the actual level of achievement of the applicable performance goals, and (ii) such employee’s incentive entitlement assuming target level performance is achieved. In the event that the Effective Time has not occurred prior to January 1, 2023, annual bonuses for Nielsen’s 2022 fiscal year shall be determined by the Board (or an authorized committee thereof) in its sole discretion as if the Closing had occurred immediately prior to the conclusion of such fiscal year, and shall be paid immediately prior to the

Closing (or, if earlier, at Nielsen’s election, at such time as they would be paid in the ordinary course of business).

Financing

Parent has obtained debt and equity financing commitments for the purpose of financing the Acquisition Amounts. The obligations of Parent to consummate the Acquisition are not subject to a financing condition and Parent is required to use its reasonable best efforts to obtain the financing set forth in the Commitment Letters on the terms and conditions described in the Commitment Letters. If any portion of the debt financing contemplated by the Debt Commitment Letters (the “Debt Financing”) becomes unavailable, Parent is required to use its reasonable best efforts to obtain alternative financing, in an amount sufficient to consummate the transactions and pay the Acquisition Amounts, with terms and conditions that, in the aggregate, when taken as a whole, are not materially less favorable than those in the Debt Commitment Letters.

Financing Cooperation Efforts

Nielsen is required to use its reasonable best efforts to, and cause its applicable subsidiaries and its and their respective representatives to use their reasonable best efforts to, provide such cooperation as is reasonably requested by Parent in writing in connection with the Debt Financing as set forth in the Transaction Agreement, and that, in the opinion of Nielsen, does not unreasonably interfere with the ongoing operations of Nielsen and its subsidiaries.

Indemnification and Insurance

From and after the Effective Time, Parent and Nielsen are required to indemnify and hold harmless all past and present directors, officers or employees of Nielsen or any of its subsidiaries and any person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of or for the benefit of the Company or any of its subsidiaries (collectively, the “Covered Persons”) to the fullest extent permitted by law against any costs and expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Covered Person to the fullest extent permitted by law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of acts or omissions occurring at or prior to the Effective Time; provided that the Covered Person has made an undertaking to repay such amounts if it is ultimately determined that such Covered Person was not entitled to indemnification pursuant to this covenant. From and after the Effective Time, Parent and Nielsen are required to indemnify and hold harmless (subject to the proviso to the immediately preceding sentence) the Covered Persons to the fullest extent permitted by applicable law for acts or omissions occurring in connection with the process resulting in, and the approval of, the Transaction Agreement, the Scheme and the consummation of the transactions contemplated by the Transaction Agreement, and advance expenses (including reasonable and documented legal fees and expenses) as incurred by the Covered Persons in the defense of any proceeding or investigation with respect to the foregoing matters in accordance with Nielsen’s organizational documents or any existing indemnification agreements.

For a period of six (6) years from and after the Effective Time, Nielsen is required to, and Parent is required to cause Nielsen to, maintain for the benefit of the directors and officers of Nielsen and its subsidiaries, as of the date of the Transaction Agreement and as of the Effective Time, an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time that is substantially equivalent to and in any event not less favorable in the aggregate than the existing policies of Nielsen and its subsidiaries. However, neither Parent nor Nielsen will be required to pay an annual premium for such insurance in excess of 300% of the amount paid for the policy year in effect immediately prior to the Effective Time (the “Maximum Premium”), but in such case shall purchase as much coverage as is available for such amount. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid policies have been obtained prior to the Effective Time (which the Company shall be permitted to purchase prior to the Effective Time, provided that it shall not be permitted to obtain such policies with a cost in excess of the Maximum Premium), which policies provide such directors and officers with coverage for an aggregate period of at least six (6) years from and after the Effective Time with respect to claims arising from facts or events that occurred at or prior to the Effective Time, including in respect of the transactions contemplated by the Transaction Agreement. If such prepaid policies have been obtained prior to the Effective Time, Nielsen is required to, and Parent is required to cause Nielsen to, maintain such policies in full force and effect, and continue to honor the obligations thereunder.

Other Covenants

Court Meeting and Special Meeting

Nielsen has agreed to take all action necessary (in accordance with applicable law and Nielsen’s organizational documents and the directions of the U.K. Court) to (i) set a record date for and duly give notice of the Court Meeting and the Special Meeting, and convene and use reasonable best efforts to hold (a) the Court Meeting on the date set out in this proxy statement, or such later date as may be agreed in writing between Purchaser and Nielsen (each acting reasonably) and with the approval of the U.K. Court (if required), and (b) the Special Meeting as promptly as reasonably practicable and as permissible under applicable law following the mailing of this proxy statement to Nielsen shareholders, it being understood that the Special Meeting will be held as promptly as reasonably practicable following the Court Meeting, and (ii) implement the Scheme in accordance with the terms and conditions of the Scheme and, so far as reasonably practicable, the Expected Timetable of Principal Events.

Implementation and Amendment of the Scheme

The Acquisition will be effected by means of the Scheme. For a summary of the Scheme, please refer to the section of this proxy statement captioned “Court Scheme Proposal,” and for the full terms of the Scheme, please refer to the Scheme attached as Annex B to this proxy statement.

Nielsen, Parent and Purchaser have agreed to implement the Scheme in accordance with the terms of the Transaction Agreement, subject to the parties’ ability to consummate the transactions contemplated by the Acquisition as a contractual takeover offer as described in Section 974 of the Companies Act under certain circumstances. Nielsen will, for the purposes of implementing the Scheme, instruct a barrister in connection with the Scheme and provide Parent, Purchaser and their advisors a summary of any advice given by such counsel to the extent that such advice is in respect of the implementation of the Scheme, does not relate to a matter where there is a conflict of interests between any of the parties or their respective affiliates (including the Equity Investors) and the disclosure of such advice would not reasonably be expected to be prejudicial to Nielsen or any of its directors, officers, employees or members or result in the waiver of attorney client or other legal privilege. Parent and Purchaser shall each be entitled to instruct a barrister in connection with the Scheme, and the Nielsen will take full and proper account of advice provided to Purchaser or Parent by such barrister in respect of implementation of the Scheme, and, in the event that such advice is not followed, the Company will inform Purchaser and Parent of any proposed deviation, provide an explanation and work with Parent, Purchaser, their barrister and Nielsen’s barrister to discuss in good faith any differences in proposed advice.

Nielsen will provide Parent and Purchaser with drafts of any applications, statements, filings or other documents filed in connection with the Scheme Convening Hearing (as defined below), the Court Hearing or otherwise in connection with the Scheme in sufficient time allowing them to review and comment, and will consider their comments in good faith. Parent and Purchaser will promptly furnish the Company with additional information and assistance as Nielsen reasonably requests in connection with the Scheme Convening Hearing and Court Hearing.

Nielsen will make the necessary applications to the U.K. Court in connection with the implementation of the Scheme and, where applicable, in accordance with the Expected Timetable of Principal Events:

•

as promptly as practicable, issue a claim form requesting the U.K. Court to give directions under Section 896(1) of the Companies Act to hold the Court Meeting (the hearing of the U.K. Court at which such matters are to be considered, the “Scheme Convening Hearing”), comply with all directions of the U.K. Court and make all necessary applications and filings in relation to the Scheme Convening Hearing;

•	use reasonable best efforts to ensure that the Scheme Convening Hearing occurs to facilitate the publication and posting of the proxy statement as promptly as reasonably practicable;

•

seek the directions of the U.K. Court as Nielsen, Parent and Purchaser consider reasonably necessary or desirable to facilitate the convening of the Court Meeting or otherwise in connection with the Scheme and the Scheme Information, and comply with the directions of the U.K. Court; and

•

seek such orders of the U.K. Court as Nielsen, Parent and Purchaser consider necessary or desirable and as the U.K. Court permits to implement or facilitate the re-registration of the Company from a public limited company to a private limited company at the Effective Time or as soon as reasonably practicable thereafter.

Nielsen will, subject to receipt of the Company Shareholder Approval, deliver to the Companies House in accordance with Section 899(4) of the Companies Act a true, complete and accurate copy of the Court Order not later than one (1) business day after the Court Hearing. Each of Nielsen on the one hand, and Purchaser and Parent on the other, will keep each other reasonably informed as to the performance of their obligations regarding the implementation of the Scheme.

Following dissemination of the proxy statement, neither the Company nor Parent and Purchaser will amend the Scheme, other than with the prior written consent of the other parties, except that Nielsen and Purchaser agree to implement the Acquisition by way of a new or revised Scheme or Offer (or similar structure) upon the occurrence of a “Technical Revision,” defined as the occurrence of any of the following events:

•

if, after the Court Meeting has been held, in circumstances where the Court Scheme Proposal has not been lawfully passed due to technical and/or procedural defects relating to the Scheme being either: (a) that the relevant provisions of the Companies Act have not been complied with, including the composition of classes for the purposes of the Court Meeting, or (b) there is a blot on the Scheme ((a) and (b) collectively referred to as a “Scheme Technical Defect”), and the Scheme Technical Defect reasonably appears capable of remedy without any material adverse impact on Nielsen, the Nielsen shareholders or Purchaser;

•

if, after the Special Meeting, in circumstances where the Company Resolutions have not been lawfully passed due to technical or procedural defects being either (a) on the grounds that the relevant provisions of the Companies Act or applicable laws have not been complied with, or (b) a failure to comply with the Articles (as defined below) or other constitutional documents of Nielsen, which reasonably appears capable of remedy without any material adverse impact on Nielsen, the Nielsen shareholders or Purchaser; or

•

in the event that the U.K. Court does not sanction the Scheme at the Court Hearing on the grounds of a technical and/or procedural defect in relation to the Scheme or its implementation being a Scheme Technical Defect, or on such other grounds which reasonably appear capable of remedy without any material adverse impact on Nielsen, the Nielsen shareholders or Purchaser.

In the event of a Technical Revision, the parties agree that the Technical Revision will be made and implemented on substantially the same terms as the Transaction Agreement save for any changes necessary to address the technical or procedural defects.

Takeover Code Applicability

If Nielsen receives a notification from the Panel to the effect that it may assert jurisdiction over the Acquisition or that the Company may become subject to the Takeover Code, Nielsen will notify Parent and Purchaser as promptly as reasonably practicable, and each party will reasonably cooperate in making representations to the Panel to seek a ruling that the Company is not subject to the Takeover Code, including appeals as necessary. If, following such appeal process, it is ultimately determined that the Company is subject to the Takeover Code and the Panel is able to assert jurisdiction over the Acquisition, or if the Company does not participate in such appeal process, then each of Parent and Purchaser may terminate the Transaction Agreement with immediate effect by giving Nielsen written notice within five (5) business days’ after such ultimate determination. Nielsen will not take any action that could reasonably be expected to result in the application of the Takeover Code to, or the Panel having jurisdiction over, the Acquisition or any manners contemplated thereby.

Switching to an Offer

Nielsen, Parent and Purchaser may, at any time prior to the Effective Time, mutually agree to implement the Acquisition by way of a takeover offer as described in Section 974 of the Companies Act made by or on behalf of Purchaser to acquire all of the issued and to be issued Nielsen ordinary shares other than the Excluded Shares (an “Offer”) rather than the Scheme. In the event of a switch to an Offer (a “Switch”), as soon as practicable on the date the Offer is first commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act), Parent and Purchaser will prepare a tender offer statement on Schedule TO with respect to the Offer, as well as any required accompanying documents, and Nielsen will file, concurrently with the Schedule TO, a Schedule 14D-9 pertaining to the Offer. Each of Nielsen, Parent and Purchaser will also take other actions required to implement the Offer in accordance with the Transaction Agreement. In the event of a Switch, Purchaser will commence the Offer within ten (10) business days following the Switch, and will offer to purchase all of the Nielsen ordinary shares to which the Offer relates at not less than the Offer Consideration.

The Offer will be subject to no conditions other than (a) the condition that prior to the expiration at the Offer, there have been validly tendered and not validly withdrawn in accordance with the terms of the Offer a number of Nielsen ordinary shares that, upon consummation of the Offer, together with the Nielsen ordinary shares owned by Parent and Purchaser would represent not less than 90% in value of the Nielsen ordinary shares to which the Offer relates, or such lower percentage (but not less than 50% of the Nielsen ordinary shares in issue plus one (1) Nielsen ordinary share) as Parent may determine in its sole discretion (the “Minimum Condition”) and (b) the satisfaction of the Closing Conditions (other than receipt of the Court Sanction and delivery of the Court Order to Companies House).

In the event of any Switch, each of Nielsen, Parent and Purchaser agree that, unless the Offer is extended, it will expire at 12:00 midnight (Eastern time) on the date that is twenty (20) business days after the date the Offer is first commenced. Unless Parent receives the prior written consent of Nielsen, (i) Purchaser will extend the Offer for any period required by law, the SEC or NYSE to the extent necessary to resolve any SEC comments, (ii) in the event that any of the Offer conditions (other than the Minimum Condition) have not been satisfied or waived prior to the then-scheduled expiration of the Offer, Purchaser will extend the Offer for successive ten (10) business day periods in order to permit the satisfaction or valid waiver of Offer conditions and (iii) if any then-scheduled expiration of the Offer each condition (other than the Minimum Condition) has been satisfied, Purchaser may (and at Nielsen’s request, will) extend the Offer for successive ten (10) business day periods, provided that in no event will Purchaser or Parent be required to extend the offer more than twice pursuant to this (iii). Neither Parent nor Purchaser will terminate or withdraw the Offer prior to the then-scheduled Expiration of the Offer unless the Transaction Agreement is validly terminated, in which case Purchaser will irrevocably and unconditionally terminate the Offer promptly after the termination of the Transaction Agreement.

Transaction Litigation

Each party to the Transaction Agreement is required to promptly (and in any event within two (2) business days) notify the other parties to in writing of any shareholder litigation or other litigation or proceedings brought or threatened in writing against it or its directors or executive officers or other representatives relating to the Transaction Agreement, the Acquisition and/or the other transactions contemplated by the Transaction Agreement, and is required to keep the other parties informed on a reasonably current basis with respect to the status thereof. Each party is required to, subject to the preservation of privilege and confidential information, provide the other parties the opportunity to participate in (but not control) the defense or settlement of any shareholder litigation or other litigation or proceeding against it and/or its directors or executive officers or other representatives relating to the Transaction Agreement, the Acquisition or the other transactions contemplated by the Transaction Agreement and is required to give due consideration to such other parties’ advice with respect to such litigation or proceeding. No party may cease to defend, consent to the entry of any judgment, settle or offer to settle or take any other material action with respect to such litigation or proceeding commenced without the prior written consent of the other parties (which consent will not be unreasonably withheld, conditioned or delayed).

Efforts to Consummate the Acquisition

Parent, Purchaser and Nielsen have each agreed to use their respective reasonable best efforts, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under any applicable laws to consummate and make effective the Acquisition, as applicable, as promptly as practicable and in any event by such dates provided in the Transaction Agreement, including, as applicable:

•	preparing and filing all forms, registrations and notifications required to be filed to consummate the Acquisition and the other transactions contemplated by the Transaction Agreement;

•	using reasonable best efforts to satisfy the conditions to consummating the Acquisition and the other transactions contemplated by the Transaction Agreement;

•

using reasonable best efforts to obtain (and to cooperate with each other in obtaining) any consent, authorization, expiration or termination of a waiting period, permit, order, approval, waiver or exemption of or by any governmental entity (including furnishing all information and documentary material required under the HSR Act or any other antitrust law) required to be obtained or made by Parent, Purchaser, Nielsen or any of their respective subsidiaries in connection with the Acquisition and the other transactions contemplated hereby or the taking of any action contemplated by the Transaction Agreement; and

•

the execution and delivery of any reasonable additional instruments necessary to consummate the Acquisition and the other transactions contemplated thereby and to fully carry out the purposes of the Transaction Agreement.

Parent shall direct and control all aspects of the strategy and process relating to the efforts to obtain the consents, authorizations, expirations or terminations of a waiting period, permits, orders, approvals, waivers or exemptions of or by any governmental entity, including any material communications with any governmental entity and any filing, investigation, legal proceeding or other inquiry relating thereto; provided, however, that Parent is required to reasonably consult with Nielsen and in good faith consider its views regarding the strategy and process relating to such efforts.

Parent and Nielsen are each required to keep the other apprised of the status of matters relating to the completion of the Acquisition and the other transactions contemplated by the Transaction Agreement and work cooperatively in connection with obtaining all required consents, authorizations, expirations or terminations of a waiting period, permits, orders, approvals, waivers or exemptions of or by any governmental entity undertaken. In that regard, prior to the Closing, each party shall promptly consult with the other parties to the Transaction Agreement with respect to and provide any necessary information and assistance as the other parties may reasonably request with respect to (and, in the case of correspondence, provide the other parties (or their counsel)

with copies of) all notices, submissions or filings made by or on behalf of such party or any of its subsidiaries with any governmental entity or any other information supplied by or on behalf of such party or any of its Subsidiaries to, or correspondence with, a governmental entity in connection with the Transaction Agreement and the Acquisition and the other transactions contemplated by the Transaction Agreement. Each party to Transaction Agreement is required to promptly inform the other parties, and if in writing, furnish the other parties with copies of (or, in the case of oral communications, advise the other parties orally of) any communication from or to any governmental entity regarding the Acquisition and the other transactions contemplated by the Transaction Agreement, and permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed communication or submission with any such governmental entity. No party or any of its affiliates may participate in any meeting , teleconference or videoconference with any governmental entity in connection with the Transaction Agreement or the Acquisition unless, to the extent practicable under the circumstances, it consults with the other parties in advance and, to the extent not prohibited by such governmental entity, gives the other parties the opportunity to attend and participate.

Nielsen and Parent are required to make or file, as promptly as practicable, with the appropriate governmental entity all filings, forms, registrations and notifications required to be filed to consummate the Acquisition and the other transactions contemplated by the Transaction Agreement under any applicable antitrust law, and subsequent to such filings, Nielsen and Parent are required to, and are required to cause their respective Subsidiaries to, as promptly as practicable, respond to inquiries from governmental entities, or provide any supplemental information that may be requested by governmental entities, in connection with filings made with such governmental entities. In furtherance of the foregoing, Nielsen and Parent were required to file their notification and report forms under the HSR Act no later than ten (10) business days after the date of the Transaction Agreement (such filing being completed on April 11, 2022), and all other filings, forms, registrations and notifications (or drafts thereof in jurisdictions requiring a draft be submitted to the relevant governmental entity in advance of any formal or final filing, form, registration or notification) as required to obtain any required foreign regulatory approval or clearance as identified in the Transaction Agreement no later than thirty (30) days after the date of the Transaction Agreement (such filings being completed on or before April 27, 2022).

Conditions to the Closing of the Acquisition

The obligations of the parties to consummate the Acquisition is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:

•	the receipt of the Company Shareholder Approval;

•	the absence of any injunction or other order of a court or other tribunal of competent jurisdiction or law prohibiting the consummation of the Acquisition;

•	the expiration or termination of the applicable waiting period under the HSR Act, as well as the receipt of certain specified foreign antitrust and foreign investment approvals;

•	the receipt of the Court Sanction; and

•	the delivery of the Court Order providing for the Court Sanction to Companies House.

In addition, the obligations of Parent and Purchaser to consummate the Transaction are subject to the satisfaction or waiver of each of the following additional conditions:

•

the representations and warranties of Nielsen that are qualified by a “Material Adverse Effect” qualification being true and correct in all respects as so qualified at and as of the date of the Transaction Agreement and at and as of the Measurement Time as though made at and as of such time;

•	the representations and warranties relating to certain aspects of Nielsen’s organization, capitalization, corporate authority, the applicability of the Takeover Code and finders or brokers being generally true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Measurement Time as though made at and as of such time, in all material respects (or, for certain representations relating to Nielsen’s capitalization, in all respects other than for de minimis inaccuracies);

•

the other representations and warranties of Nielsen that are not qualified by a “Material Adverse Effect” qualification or included in the immediately preceding bullet being true and correct (without giving effect to any materiality or similar qualifiers) at and as of the date of the Transaction Agreement and at and as of the Measurement Time as though made at and as of such time, except for such failures to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided that for this bullet and the two (2) immediately preceding bullets, for representations and warranties that are made as of a particular date or period, they shall only be true and correct as of such date or period;

•	Nielsen having performed and complied in all material respects with all covenants required by the Transaction Agreement to be performed or complied with by it prior to the Measurement Time; and

•

Nielsen having delivered to Parent a certificate, dated as of the date of the Measurement Time and signed by a duly authorized executive officer of the Company, certifying that the conditions described in the preceding three bullets have been satisfied.

In addition, the obligation of Nielsen to consummate the Acquisition is subject to the satisfaction or waiver of each of the following additional conditions:

•

the representations and warranties of Parent and Purchaser that are qualified by a “Parent Material Adverse Effect” (as defined in the Transaction Agreement) qualification being true and correct in all respects as so qualified at and as of the date of the Transaction Agreement and at and as of the Measurement Time as though made at and as of such time;

•

the other representations and warranties of Parent and Purchaser that are not qualified by a “Parent Material Adverse Effect” qualification being true and correct (without giving effect to any materiality or similar qualifiers) at and as of the date of the Transaction Agreement and at and as of the Measurement Time as though made at and as of such time, except for such failures to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided that for this bullet and the immediately preceding bullet, for representations and warranties that are made as of a particular date or period, they shall only be true and correct as of such date or period;

•

Parent and Purchaser having performed and complied in all material respects with all covenants required by the Transaction Agreement to be performed or complied with by them prior to the Measurement Time; and

•

Parent and Purchaser having each delivered to Nielsen a certificate, dated as of the date of the Measurement Time and signed by a duly authorized signatory of each of Parent and Purchaser, certifying to the effect that the conditions in the preceding three bullets have been satisfied.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated at any time prior to the Effective Time, in the following ways:

•	by mutual written consent of Nielsen and Parent;

•	by either Nielsen or Parent, if:

•	the Closing has not occurred by six (6) months after the date of the Transaction Agreement, which can be extended in certain circumstances up to twelve (12) months following the date of the Transaction Agreement (as extended, the “End Date”) if (i) the Marketing Period has commenced but not yet been completed as of the third (3rd) business day prior to the End Date, (ii) all Closing Conditions other than requisite regulatory approvals have been obtained or (iii) there are certain amendments to the Scheme or a Switch (the “End Date Termination Right”);

•	there is a final and non-appealable order issued by a governmental entity of competent jurisdiction prohibiting the consummation of the Acquisition (the “Legal Restraint Termination Right”);

•

the Court Meeting or the Special Meeting (as either may be adjourned or postponed) at which a vote on the applicable matters comprising the Company Shareholder Approval was taken has concluded and the applicable Company Shareholder Approval has not been obtained (the “Shareholder Approval Termination Right”); or

•

the other party breaches their representations, warranties or covenants in a manner that it occurred or was continuing to occur as of the Measurement Time, would cause the applicable Closing Condition to fail to be satisfied (subject to an applicable cure period) (the “Breach Termination Right”).

•	by Nielsen:

•

if (i) certain the conditions to Parent’s and Purchaser’s obligations to consummate the Closing are satisfied or waived, (ii) Parent and Purchaser fail to consummate the Closing by the date required under the Transaction Agreement, (iii) Nielsen has provided irrevocable and unconditional notice to Parent five (5) business days prior to such termination that it is ready, willing and able to consummate the Closing and solely for purposes of consummating the Closing, all conditions to Nielsen’s obligation to consummate the Closing have been satisfied or that it is willing to waive any unsatisfied conditions in order to consummate the Closing; and (iv) Parent and Purchaser fail to consummate the Acquisition within five (5) business days after delivery of such notice (the “Financing Failure Termination Right”); or

•

in order to enter into a definitive agreement providing for a Company Superior Proposal; provided that (i) Nielsen has complied in all material respects with its non-solicitation obligations under the Transaction Agreement and (ii) immediately prior to or substantially concurrently with (and as a condition to) the termination of the Transaction Agreement, Nielsen pays to Parent the Company Termination Fee (the “Company Superior Proposal Termination Right”).

•	by Parent or Purchaser:

•	in the event of a Company Adverse Recommendation Change (the “Change of Recommendation Termination Right”); or

•

if it is ultimately determined that the Company is subject to the Takeover Code and the Panel is able to assert jurisdiction over the Acquisition; provided that such termination right must be exercised within five (5) business days of such ultimate determination.

In the event that the Transaction Agreement is validly terminated pursuant to the termination rights above, the Transaction Agreement will terminate, except certain sections of the Transaction Agreement will survive such termination, and there will be no other liability on the party of Nielsen, on the one hand, or Parent or Purchaser, on the other hand, to the other, except as provided in certain sections of the Transaction Agreement; provided that nothing in the Transaction Agreement will relieve any party from liability for a willful and material breach of the Transaction Agreement prior to its termination. In addition, (i) in no event will Parent’s related parties, collectively have any liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) in the aggregate in excess of the Maximum Liability Amount (as defined below) and (ii) in no event will Nielsen’s related parties, collectively, have any liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) in the aggregate in excess of the Maximum Liability Amount.

Termination Fees

Parent will be entitled to receive a termination fee of $102 million from Nielsen (the “Company Termination Fee”) if the Transaction Agreement is terminated:

•	by Parent pursuant to its Change of Recommendation Termination Right;

•	by Nielsen pursuant to its Company Superior Proposal Termination Right; or

•

if (i) a Company Takeover Proposal (substituting 50% for the 20% threshold set forth in such definition) has been publicly made and not withdrawn two (2) business days before the Special Meeting (or any adjournment or postponement thereof), (ii) the Transaction Agreement is subsequently terminated by either party pursuant to its End Date Termination Right (provided that the Company Shareholder Approval has not been obtained) or its Shareholder Approval Termination Right or by Parent pursuant to its Breach Termination Right due to the Company’s material breach of its non-solicitation or certain other obligations that leads to or results in such Company Takeover Proposal and (iii) Nielsen completes or enters into a definitive agreement with respect to any Company Takeover Proposal substituting 50% for the 20% threshold set forth in such definition) within twelve (12) months of such termination.

Nielsen will be entitled to receive a termination fee of $511 million from Parent (the “Parent Termination Fee”) if the Transaction Agreement is terminated:

•	by the Company pursuant to its Breach Termination Right;

•	by the Company pursuant to its Financing Failure Termination Right; or

•

by either party pursuant to its End Date Termination Right if at such time Nielsen could have terminated the Transaction Agreement pursuant to its Breach Termination Right or its Financing Failure Termination Right.

Specific Enforcement

In circumstances where Parent and Purchaser are obligated to consummate the Transaction and the Transaction has not been consummated, Nielsen will be entitled (in addition to any other remedy that may be available to it whether in law or equity) to specifically enforce Parent’s and Purchaser’s obligations under the Transaction Agreement, including to consummate the Acquisition, subject to the following requirements: (i) certain conditions to Parent’s and Purchaser’s obligation to close the Acquisition are satisfied or waived; (ii) the full amount of the Debt Financing has been funded or would be funded at the Closing; (iii) Parent and Purchaser are required to consummate the Closing in accordance with the Transaction Agreement and have failed to complete the Closing by the date the Closing is required to have occurred pursuant to the Transaction Agreement; and (iv) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it is ready, willing and able to consummate the Closing.

Under no circumstances will Nielsen be permitted or entitled to receive both a grant of specific performance and payment of the Parent Termination Fee.

Limitations of Liability

If the Transaction Agreement is validly terminated pursuant to its terms and the applicable Termination Fee is due and payable, from and after such termination and payment of the applicable Termination Fee in full, neither party nor any of their respective related parties may obtain any monetary recovery or award in excess of an amount equal to the sum of the Parent Termination Fee plus any enforcement expenses and/or indemnification or reimbursement obligations, as applicable (the “Maximum Liability Amount”), against the other party and its related parties. Other than the Equity Investors’ liabilities, obligations and agreements under the Limited Guarantees and the Equity Commitment Letters and other than the liabilities, obligations and agreements of Parent and Purchaser under the Transaction Agreement, in no event will any related party of Parent have any liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) to any related party of Nielsen arising out of the Transaction or the transactions contemplated thereby, including the Acquisition. Notwithstanding the foregoing, neither party will be relieved from liability with respect to the confidentiality agreements entered into between Nielsen and the Consortium members.

Costs and Expenses

Except in specified circumstances, all costs and expenses incurred in connection with the Acquisition, the Transaction Agreement and the transactions contemplated by the Transaction Agreement will be paid by the party incurring such expenses; provided, that Parent will pay (i) all filing fees required under the HSR Act or other antitrust laws and (ii) all filing fees required to be paid to the SEC with respect to, and all printing and mailing costs for, this proxy statement. All transfer, documentary, sales, use, stamp, registration and other such taxes imposed with respect to the transfer of Nielsen ordinary shares pursuant to the Acquisition will be paid by Parent or Purchaser and expressly will not be a liability of Nielsen shareholders. Parent, Purchaser and the Company shall (at Parent’s cost and expense) cooperate and use commercially reasonable endeavors to structure the Acquisition in a manner consistent with the Transaction Agreement so as to mitigate the cost of transfer, documentary, sales, use, stamp, registration and other such taxes imposed with respect to the transfer of Nielsen ordinary shares pursuant to the Acquisition; provided that no action shall be required to be taken which would result in a liability for transfer, documentary, sales, use, stamp, registration and other such taxes for the Company (unless Parent or Purchaser economically bears such transfer, documentary, sales, use, stamp, registration and other such taxes) or any Nielsen shareholder and provided further that the Company shall not be required to take or refrain from taking any steps or actions the effect of which may deter or prevent Nielsen ordinary shares (i) being removed from DTC to the extent required for the purposes of attending and voting at the Court Meeting or if otherwise requested by the beneficial owner or (ii) being disabled in the DTC as from the Scheme Record Time.

Amendments and Waivers

The Transaction Agreement may be amended or waived if such amendment or waiver is in writing and signed, in the case of an amendment, by Nielsen, on the one hand, and Parent and Purchaser, on the other hand; provided, that after the receipt of Company Shareholder Approval, if any such amendment or waiver will under applicable law or the rules and regulations of the NYSE require further approval of the Nielsen shareholders, the effectiveness of such amendment or waiver will be subject to such approval. None of the provisions of the Transaction Agreement relating to Purchaser’s debt financing sources may be amended, waived or modified in any way adverse to the debt financing sources without their prior written consent.

Governing Law

The Transaction Agreement is governed by Delaware law (except that the determination of whether the Scheme has been implemented in accordance with the Transaction Agreement and the interpretation of the duties of the Board will be governed by English law).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of or beneficial interests in Nielsen ordinary shares by:

•	each person or group of affiliated persons known by Nielsen to be the beneficial owner of more than 5% of Nielsen outstanding ordinary shares;

•	each member of the Board;

•	each of our named executive officers (each, an “NEO”); and

•	all directors and executive officers as a group.

The amounts for NEOs and executive officers and directors as a group and Nielsen significant shareholders are as of July 5, 2022, unless otherwise indicated in a footnote below (and in that case are based upon SEC filings made on behalf of such owners). Beneficial ownership in this table is determined in accordance with the rules of the SEC, and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of Nielsen ordinary shares deemed outstanding includes all Nielsen restricted shares that vest within sixty (60) days after July 5, 2022, and those shares issuable upon exercise of options held by the respective person or group that may be exercised within sixty (60) days after July 5, 2022. For purposes of calculating each person’s or group’s percentage ownership, unvested Nielsen Options exercisable within sixty (60) days and all Nielsen RSU Awards that vest within sixty (60) days are included for that person or group, but not for any other person or group. Percentage of beneficial ownership is based on the number of Nielsen ordinary shares outstanding as of July 5, 2022, which was 359,834,341. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Directors and Executive Officers

Name of Beneficial Owner	Number	Percentage
James A. Attwood, Jr.[1]	373,498		*
Thomas H. Castro[1]	22,486		*
Guerrino De Luca[1]	46,102		*
Karen M. Hoguet[1]	69,152		*
Janice Marinelli Mazza[1]	22,486		*
Jonathan F. Miller[1]	17,285		*
Stephanie Plaines[1]	8,969		*
Nancy Tellem[1]	28,472		*
Lauren Zalaznick[1]	54,176		*
David Kenny[2]	1,242,092		*
Linda Zukauckas[3]	169,233		*
Karthik Rao[4]	88,378		*
George Callard[1]	31,151		*
Laurie Lovett[1]	12,380		*
Henry Iglesias [1]	0		*
All Directors and Executive Officers as a group (15 persons)	2,185,860		*

*	less than 1%
1	Includes amounts vested as of July 5, 2022 and amounts that vest within 60 days thereafter.
2

Of the shares shown as beneficially owned, 750,000 represent rights to acquire shares through the exercise of options. Includes amounts vested as of July 5, 2022 and amounts that vest within 60 days thereafter.

3

Of the shares shown as beneficially owned, 66,666 represent rights to acquire shares through the exercise of options. Includes amounts vested as of July 5, 2022 and amounts that vest within 60 days thereafter.

4

Of the shares shown as beneficially owned, 31,358 represent rights to acquire shares through the exercise of options. Includes amounts vested as of July 5, 2022 and amounts that vest within 60 days thereafter.

Certain Beneficial Owners

Name of Beneficial Owner and Address	Number	Percentage
The WindAcre Partnership LLC[1] 2200 Post Oak Blvd., Suite 1580, Houston, Texas 77056	98,190,100	27.29%
The Vanguard Group[2] 100 Vanguard Blvd., Malvern, PA 19355	44,593,436	12.39%
BlackRock Inc.[3] 55 East 52nd Street, New York, NY 10055	21,302,288	5.92%
Nomura Holdings, Inc.[4] 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan	18,046,788	5.02%

1

Based on the Schedule 13D/A filed jointly on May 4, 2022 by The WindAcre Partnership LLC, a Delaware limited liability company (“WindAcre”), The WindAcre Partnership Master Fund LP, an exempted limited partnership established in the Cayman Islands (“MasterFund”), and Snehal Rajnikant Amin, a citizen of the United States of America. The MasterFund owns 98,190,100 ordinary shares directly. Each joint filer has sole voting power with respect to none of Nielsen’s ordinary shares, shared voting power with respect to 98,190,100 of Nielsen’s ordinary shares, sole dispositive power with respect to none of Nielsen’s ordinary shares and shared dispositive power with respect to 98,190,100 of Nielsen’s ordinary shares. The principal business address of the Master Fund is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands and the principal business address of WindAcre and Mr. Amin is 2200 Post Oak Blvd., Suite 1580, Houston, Texas 77056.

2

Based on the Schedule 13G/A filed by The Vanguard Group on February 10, 2022. The Vanguard Group has sole voting power with respect to none of Nielsen’s ordinary shares, shared voting power with respect to 513,690 of Nielsen’s ordinary shares, sole dispositive power with respect to 43,138,212 of Nielsen’s ordinary shares and shared dispositive power with respect to 1,455,224 of Nielsen’s ordinary shares.

3

Based on the Schedule 13G/A filed by BlackRock, Inc. on February 3, 2022. BlackRock, Inc. has sole voting power with respect to 18,847,718 of Nielsen’s ordinary shares, shared voting power with respect to none of Nielsen’s ordinary shares, sole dispositive power with respect to 21,302,288 of Nielsen’s ordinary shares and shared dispositive power with respect to none of Nielsen’s ordinary shares.

4

Based on the Schedule 13G filed jointly by Nomura Holdings, Inc. and Nomura Global Financial Products, Inc. on February 14, 2022. The shares are held jointly pursuant to a joint filing agreement. Each joint filer has sole voting power with respect to none of Nielsen’s ordinary shares, shared voting power with respect to 18,046,788 of Nielsen’s ordinary shares, sole dispositive power with respect to none of Nielsen’s ordinary shares and shared dispositive power with respect to 18,046,788 of Nielsen’s ordinary shares. The principal business address of Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Nielsen’s directors and executive officers, and persons who own more than ten percent of a registered class of Nielsen’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of Nielsen. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To Nielsen’s knowledge, based solely on a review of the copies of such reports furnished to Nielsen and written representations that no other reports were required, during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10 percent beneficial owners were complied with.

FUTURE SHAREHOLDER PROPOSALS

If the Acquisition is completed, we will have no public shareholders and there will be no public participation in any future meetings of Nielsen shareholders. However, if the Acquisition is not completed, shareholders will continue to be entitled to attend and participate in shareholder meetings.

After the 2022 Annual Meeting held on May 17, 2022, there will be no annual meetings of Nielsen shareholders if the Acquisition is completed.

As described in our annual proxy statement for the 2021 Annual Meeting filed on April 12, 2021, Nielsen shareholders had the opportunity to submit proper proposals for inclusion in our proxy statement and for consideration at 2022 Annual Meeting by submitting their proposals in writing to our Company Secretary in a timely manner by December 13, 2021, and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

In addition, shareholder(s) meeting the requirements of the Companies Act and the Company’s articles of association (the “Articles”) were able to propose a resolution to be considered at the 2022 annual meeting by adhering to certain procedural requirements set out in the Companies Act and the Company’s Articles, including notifying the Company in writing of such proposed resolution at least six weeks prior to the 2022 Annual Meeting.

Nielsen’s Articles establish an advance notice procedure with regard to business to be brought before an annual meeting, including shareholder proposals not included in our proxy statement. Shareholder(s) may require the Company to give notice of a resolution proposed by members, if such request is made by (i) shareholders representing at least 5 percent of the total voting rights of all members who have a right to vote on the relevant resolution (excluding any voting rights attached to any shares in the Company held as treasury shares); or (ii) at least 100 shareholders who have a right to vote on the relevant resolution and hold shares in the Company on which there has been paid up an average sum, per member, of at least £100, provided that a written notice of the request is made in hardcopy form or in electronic form, identifies the resolution of which notice is to be given and is authenticated by the member or members making it; and is received by the Company not later than six (6) weeks before the annual general meeting to which the request relates; or if later, the time at which notice is given of that meeting.

A copy of the full text of the Articles provisions governing the notice requirements set forth above may be obtained by writing to our Company Secretary. All notices of proposals and director nominations by shareholders should be sent to Nielsen Holdings plc, 675 Avenue of the Americas, New York, NY 10010, Attention: Company Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Nielsen filings with the SEC are incorporated by reference:

•	Nielsen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 28, 2022;

•	Nielsen’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed on April 28, 2022;

•

the portions of Nielsen’s Definitive Proxy Statement on Schedule 14A filed with the SEC April  5, 2022 that are incorporated by reference in Nielsen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and

•	Nielsen’s Current Reports on Form 8-K, filed on March 29, 2022, March 30, 2022, May 13, 2022 and May 18, 2022.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Transaction Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

Nielsen is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Nielsen Holdings plc

Attention: Company Secretary

675 Avenue of the Americas

New York, NY 10010

If you would like to request documents from us, please do so as soon as possible, to receive them before the Court Meeting and the Special Meeting. If you request any documents from us, we will mail them to you. Please note that all of our documents that we file with the SEC are also promptly available through our Investor website at www.ir.nielsen.com. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Acquisition, the Court Meeting, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Nielsen ordinary shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

MISCELLANEOUS

Nielsen has supplied all information relating to Nielsen, and Parent has supplied, and Nielsen has not independently verified, all of the information relating to Parent, Purchaser and the other Consortium entities contained in this proxy statement.

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Transaction. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July 8, 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

EXECUTION VERSION

TRANSACTION AGREEMENT

by and among

NIELSEN HOLDINGS PLC,

NEPTUNE INTERMEDIATE JERSEY LIMITED

and

NEPTUNE BIDCO US INC.

Dated as of March 28, 2022

i

ii

Annex A: Form of Scheme

Annex B: Illustrative Scheme and Transaction Timetable

Annex C: Company Articles of Association

iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of March 28, 2022, is by and among Nielsen Holdings plc, a public limited company formed under the laws of England and Wales with registration number 09422989, whose registered office is at 5th Floor Endeavour House, 189 Shaftesbury Avenue, London, WC2H 8JR, United Kingdom (the “Company”), Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey with registration number 141768, whose registered office is at 26 New Street, St. Helier, JE2 3RA, Jersey (“Parent”), and Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent, whose registered office is at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 (“Purchaser”).

WITNESSETH:

WHEREAS, Parent and the Company have agreed to proceed with a recommended proposal for the acquisition (the “Acquisition”) of the issued and to be issued ordinary share capital of the Company by Purchaser by way of a scheme of arrangement between the Company and Scheme Shareholders under Part 26 of the United Kingdom Companies Act 2006, as amended (the “Companies Act”).

WHEREAS, the United Kingdom Panel on Takeovers and Mergers (the “Panel”) has advised the Company that the Panel does not consider that the Company has its place of central management and control in the United Kingdom, the Channel Islands or the Isle of Man and therefore the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) does not apply to the Company or transactions contemplated by this Agreement;

WHEREAS, the Board of Directors of the Company (the “Company Board”) has (a) determined in good faith that the transactions contemplated by this Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition, (c) subject to Section 4.3, resolved to recommend that the holders of Company Ordinary Shares vote in favor of the Scheme at the Court Meeting and vote in favor of the Company Resolutions at the Company Shareholders’ Meeting and (d) directed that the Scheme be submitted for approval by the holders of Company Ordinary Shares at the Court Meeting;

WHEREAS, the Board of Directors of Purchaser (the “Purchaser Board”) has (a) determined that the transactions contemplated by this Agreement, including the Acquisition, are advisable and in the best interests of Purchaser and its sole shareholder and (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition;

WHEREAS, the Board of Directors of Parent (the “Parent Board”) has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Equity Investors have duly executed and delivered to the Company guarantees, dated as of the date of this Agreement, in favor of the Company, pursuant to which the Equity Investors are guaranteeing certain obligations of Parent and Purchaser (each, a “Limited Guarantee”); and

WHEREAS, Parent, Purchaser and the Company desire to make certain representations, warranties, covenants and agreements specified herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Purchaser and the Company agree as follows:

ARTICLE 1

THE ACQUISITION

Section 1.1 The Acquisition. At the Effective Time, all Company Ordinary Shares then outstanding shall be transferred from the Company’s shareholders to Purchaser (and/or its nominee(s)) in accordance with the provisions of the Scheme and the laws of England and Wales and this Section 1.1, and the Company’s shareholders shall cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme, including the right to receive the consideration thereunder. At the Effective Time, or as soon as reasonably practicable thereafter (subject to the payment of any applicable stamp duty and the due stamping of any transfer forms by HMRC), the Company’s register of members will be updated in accordance with the provisions of the Scheme to reflect the transfer of the Company Ordinary Shares under the Scheme. The transfer of the Company Ordinary Shares pursuant to this Section 1.1 shall, at the discretion of the Parent and the Purchaser, be to such person as the Purchaser or the Parent may direct, including to a depositary, clearance service or nominee on behalf of such person.

Section 1.2 Closing; Effective Time. The closing of the Acquisition (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, or remotely by exchange of documents and signatures (or their electronic counterparts), on the date on which the Effective Time occurs (such date, the “Closing Date”). Subject to Section 5.4 and the approval by the Company’s shareholders of the Board Direction Resolution, following the receipt of the Court Order, the Company shall not take any action to amend, modify, rescind or terminate the Court Order (it being acknowledged that in the event that the Board Direction Resolution is not approved by the Company’s shareholders, it shall not be interpreted as a direction from the Company’s shareholders to amend, modify, rescind or terminate the Court Order following the receipt of the Court Order). The Company shall deliver, or cause to be delivered, (a) as required by Section 4.5(q), (i) a copy of the Court Order to the Registrar of Companies for England and Wales (“Companies House”), whereby the Scheme will become effective upon such delivery in accordance with its terms (the time of such delivery and the Scheme becoming effective, the “Effective Time”), and (ii) a copy of the Court Order to Parent together with appropriate evidence of the Effective Time, and (b) to Parent, a certificate, dated as of the date of the Closing Date and signed by a duly authorized executive officer of the Company, certifying to the effect that the Company has performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

Section 1.3 Certain Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding Company Ordinary Shares shall have been changed into or exchanged for a different number of shares or a different class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, reclassification, recapitalization, redesignation, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Offer Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change; provided that nothing in this Section 1.3 shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 1.4 Payment of Offer Consideration.

(a) Appointment of Paying Agent. Prior to the Closing, Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment of the Offer Consideration and shall enter into a paying agent agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities under this Agreement (the “Paying Agent Agreement”).

(b) Deposit of Offer Consideration. At or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3:00 p.m. UK time on any date (or such later time as Parent and the Company may agree to), then no later than the first Business Day following such date), Parent shall deposit, or cause to be deposited, with a U.S. branch of the Paying Agent, in trust for the benefit of the Scheme Shareholders, cash in an amount equal to the aggregate Offer Consideration (such aggregate Offer Consideration payable under the terms of this Agreement and the Scheme, the “Payment Fund”).

(c) Deposit of Offer Consideration. The Offer Consideration to which each Scheme Shareholder is entitled (less any required tax withholdings as provided in Section 1.4(e)) will be transferred to such person by the Paying Agent from the Payment Fund pursuant to the Paying Agent Agreement and in accordance with the Scheme, with all checks (or electronic payments in lieu of checks) to be dispatched as soon as possible and, in any event, not later than the 14th day following the Effective Time to the person entitled to it at the address as appearing in the register of members of the Company at the Scheme Record Time and made in U.S. dollars. As from the Scheme Record Time, each holding of Company Ordinary Shares credited to any stock account in the Depository Trust Company (the “DTC”) will be disabled and all Company Ordinary Shares will be removed from DTC in due course. None of the Company, Parent, Purchaser, their respective Affiliates, any nominee(s) of Purchaser or any of their respective agents or other Representatives shall be responsible for any loss or delay in the transmission of checks or payments sent by the Paying Agent as described above, and such payments shall be sent at the risk of the person entitled to it, or for any cash or property delivered to a public official pursuant to any abandoned property, escheat or similar Laws. Any portion of the Payment Fund which has not been transferred to the Scheme Shareholders within six (6) months of the Closing Date shall be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Offer Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to Parent for, and Parent shall remain liable for, payment of their claims for the Offer Consideration pursuant to the provisions of this Article 1.

(d) Special Payment Procedures for DTC. Prior to the Effective Time, Purchaser and the Company shall cooperate to establish procedures with the Paying Agent and DTC to ensure that the Scheme Shares held of record by DTC or its nominee will receive payment in immediately available funds in accordance with the Scheme and any other applicable Laws.

(e) Withholding Rights. Notwithstanding anything in this Agreement to the contrary, each of the Company, Parent, Purchaser and the Paying Agent (without duplication) shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Article 1, such amounts as are required to be deducted or withheld with respect to the making of such payment under applicable Tax Law. To the extent that any amounts are so deducted, withheld and timely remitted to the appropriate Taxing Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 1.5 Treatment of Company Equity Awards.

(a) At the Effective Time, each option to purchase Company Ordinary Shares (a “Company Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be cancelled by virtue of the Acquisition and without any action on the part of the holder thereof, in consideration for the right to receive (through Company payroll), as promptly as practicable (but no later than five (5) Business Days) following the Effective Time, a cash payment (without interest and less such amounts as are required to be withheld or deducted under applicable Tax Law) equal to the product of (i) the number of Company Ordinary Shares subject to such Company Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the Offer Consideration over the exercise price per Company Ordinary Share subject to such Company Option as of the Effective Time.

(b) At the Effective Time, each restricted stock unit award in respect of Company Ordinary Shares, including any award of deferred stock units held by non-employee directors (a “Company RSU Award”) that is outstanding as of immediately prior to the Effective Time shall be cancelled by virtue of the Acquisition and without any action on the part of the holder thereof, in consideration for the right to receive (through Company payroll), as promptly as practicable (but no later than five (5) Business Days) following the Effective Time, a cash payment (without interest and less such amounts as are required to be withheld or deducted under applicable Tax Law) equal to the product of (i) the number of Company Ordinary Shares subject to such Company RSU Award as of immediately prior to the Effective Time and (ii) the Offer Consideration, provided that to the extent that any such Company RSU Award constitutes nonqualified deferred compensation subject to Section 409A of the Code, such cash payment shall be paid at the earliest time permitted under the terms of such award that will not result in the application of a tax or penalty under Section 409A of the Code. For purposes of clause (i) of the immediately preceding sentence, the number of Company Ordinary Shares subject to a performance-based Company RSU Award with respect to which the applicable performance period is incomplete as of immediately prior to the Effective Time shall be based on the target (100%) level of performance.

(c) As soon as practicable following the date hereof, the Company shall take all actions with respect to the Nielsen Holdings plc 2016 Employee Share Purchase Plan (the “Company ESPP”) that are necessary to provide that: (i) with respect to any offering period in effect as of the date hereof (the “Current ESPP Offering Period”), no employee who is not a participant in the Company ESPP as of the date hereof may become a participant in the Company ESPP and no participant may increase the percentage amount of his or her payroll deduction election from that in effect on the date hereof for the Current ESPP Offering Period; (ii) subject to the consummation of the Acquisition, the Company ESPP shall terminate effective immediately prior to the Effective Time; (iii) if the Current ESPP Offering Period terminates prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement; and (iv) if any Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date before the Closing Date determined by the Company Board (or relevant committee thereof) in its discretion and the final settlement or purchase of shares of Company Ordinary Shares thereunder shall be made on that day.

(d) The Company shall take all actions that are reasonably necessary to effect the treatment of the Company Options and the Company RSUs so that no such awards remain outstanding following the Effective Time.

Section 1.6 Further Assurances. If at any time before or after the Effective Time, Parent or the Company reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Acquisition or to carry out the purposes and intent of this Agreement at or after the Effective Time, then Parent, Purchaser, the Company and their respective officers and directors shall execute and deliver all such instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Acquisition and to carry out the purposes and intent of this Agreement.

Section 1.7 Articles of Association. Subject to and conditional on: (i) the Scheme having been approved by the Company’s shareholders at the Court Meeting; and (ii) the Company Resolutions having been approved by the Company’s shareholders at the Company Shareholders’ Meeting, including, in each case, any adjournment of such meetings, the articles of association of the Company in the form attached hereto as Annex C shall be adopted as part of the Scheme, and as of the Effective Time, in connection with the Acquisition in place of the existing articles of association of the Company (the “Company Articles of Association”) as set forth in the Company Resolutions.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in any form, document or report publicly filed with or publicly furnished to the U.S. Securities and Exchange Commission (the “SEC”) or registered pursuant to the Companies Act or Part 9 of the

Netherlands Civil Code, since January 1, 2020 by the Company or any of its Subsidiaries prior to the date of this Agreement (excluding any disclosures set forth in any “risk factors” or “forward-looking statements” sections or any other disclosures that are not statements of facts or that are cautionary, predictive or forward-looking in nature) or (b) as disclosed in the disclosure schedule delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any Section or Subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other Section or Subsection of the Company Disclosure Schedule to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company represents and warrants to Parent and Purchaser as follows:

Section 2.1 Organization.

(a) The Company is a public limited company duly incorporated, validly existing and in good standing under the laws of England and Wales. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as conducted as of the date of this Agreement, except where the failure to have such power or authority would not be material to the Company and its Subsidiaries, taken as a whole. Except as would not (A) reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder), each of the Company’s Significant Subsidiaries is a legal entity duly organized, validly existing and (where such concept is recognized) in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as conducted as of the date of this Agreement. Each of the Company and its Significant Subsidiaries is duly qualified or licensed, and has all necessary governmental approvals, to do business and (where such concept is recognized) is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary, except where the failure to be so duly approved, qualified or licensed and in good standing would not (A) reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder).

(b) The Company has made available to Parent prior to the date of this Agreement a true and complete copy of the Company Articles of Association, in each case, as amended through the date hereof. The Company Articles of Association are in full force and effect, and the Company is not in material violation of any of their provisions. Section 2.1(b) of the Company Disclosure Schedule sets forth a true and complete list, of all Significant Subsidiaries of the Company, together with the jurisdiction of incorporation or organization, as applicable, of each Significant Subsidiary. Except as would not be material to the Company and its Subsidiaries, taken as a whole, all of the certificate or articles of incorporation or bylaws, or other organizational or governance documents of each Significant Subsidiary are in full force and effect, and no Significant Subsidiary is in material violation of any of its provisions.

Section 2.2 Share Capital and Indebtedness.

(a) As of March 25, 2022 (the “Specified Date”), (i) 359,693,302 Company Ordinary Shares were issued (not including shares held in treasury), (ii) no Company Ordinary Shares were held in treasury, (iii) 3,125,687 Company Ordinary Shares were issuable upon the exercise of outstanding Company Options, which had a weighted average exercise price of $35.72, (iv) 5,531,796 shares were subject to Company RSU Awards (assuming target performance for any performance-based Company RSU Awards for which performance has not been determined as of the Specified Date and actual performance for any performance-based Company RSU Awards for which performance has been determined as of the Specified Date) and (v) no other shares or other voting securities of the Company were allotted or issued. All issued Company Ordinary Shares are duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights on transfer.

(b) Except (i) as set forth in Section 2.2(a) or (ii) as expressly permitted by Section 4.1(b), there are no outstanding subscriptions, options, warrants, calls, puts, convertible securities, exchangeable securities or other similar rights, agreements or commitments to which the Company or any of its Subsidiaries is a party (A) obligating the Company or any of its Subsidiaries to (1) issue, exchange, sell or register for sale any shares or other equity interests of the Company or any Subsidiary of the Company or securities convertible into or exchangeable for such shares or equity interests, (2) grant or enter into any such subscription, option, warrant, call, put, convertible securities, exchangeable securities or other similar right, agreement or commitment relating to the shares or other equity interests of the Company or any Subsidiary of the Company or (3) redeem or otherwise acquire any such shares or other equity interests, or (B) granting any preemptive or antidilutive or similar rights with respect to any security issued by the Company or its Subsidiaries, other than statutory preemptive rights or as set forth in the Company Articles of Association or the organizational documents of such Subsidiaries.

(c) As of the date of this Agreement, neither the Company nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or which are convertible or exchangeable into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter. As of the date of this Agreement there are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the shares or other equity interests of the Company or any of its Subsidiaries. Since the Specified Date through the date of this Agreement, the Company has not issued or repurchased any shares (other than in connection with the exercise, settlement or vesting of Company Equity Awards in accordance with their respective terms) or granted any Company Equity Awards.

(d) The Company or a Subsidiary of the Company owns, directly or indirectly, all of the issued shares or other equity interests of each Subsidiary of the Company, and all of such shares or other equity interests are duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights in favor of any Person other than the Company or a Subsidiary of the Company. Except for equity interests in the Company’s Subsidiaries, as of the date hereof, neither the Company nor any of its Subsidiaries owns, directly or indirectly, any equity interest in any Person (or any security or other right, agreement or commitment convertible or exercisable into, or exchangeable for, any equity interest in any Person) other than equity interests held for investment that are not material to the Company and its Subsidiaries, taken as a whole.

Section 2.3 Corporate Authority Relative to this Agreement; Consents and Approvals; No Violation.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Company Shareholder Approval, the Court Sanction and delivery of the Court Order to Companies House, to consummate the transactions contemplated hereby, including the Acquisition. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition, have been duly and validly authorized by the Company Board and, except for the Company Shareholder Approval, the Court Sanction and delivery of the Court Order to Companies House, no other corporate action or proceedings on the part of the Company or vote of the Company’s shareholders are necessary to authorize the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated hereby, including the Acquisition. The Company Board has (i) determined that the transactions contemplated by this Agreement, including the Acquisition, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition, (iii) subject to Section 4.3, resolved to recommend that the holders of Company Ordinary Shares vote in favor of the Scheme at the Court Meeting and vote in favor of the Company Resolutions at the Company Shareholders’ Meeting (the “Company Recommendation”) and (iv) directed that the Scheme be submitted for approval by the holders of Company Ordinary Shares at a meeting thereof. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the legal, valid and binding agreement of Parent and Purchaser, this Agreement constitutes the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement may be subject to applicable bankruptcy, reorganization, fraudulent conveyance, insolvency, moratorium or other similar Laws affecting creditors’ rights generally and the availability of equitable relief and any implied covenant of good faith and fair dealing (the “Enforceability Exceptions”).

(b) Other than in connection with or in compliance with (i) the filing of the Scheme Information and all other required documentation with the Court, (ii) the filing of the Proxy Statement with the SEC, (iii) the Court Sanction, (iv) the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), (v) the rules and regulations of the New York Stock Exchange, (vi) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and any other Antitrust Law, (vii) the filing with Her Majesty’s Revenue and Customs (“HMRC”) of a letter seeking confirmation that the Court Order will not be subject to stamp duty, including the written undertaking from Purchaser confirming that it will present the relevant transfer forms to HMRC for stamping (if applicable), (viii) the submission by Purchaser to HMRC for stamping of any instrument of transfer of Company Ordinary Shares and/or the Court Order (as applicable) and the payment of such stamp duty (if applicable) and (ix) the delivery of the Court Order to Companies House (clauses (i) to (ix), collectively, the “Transaction Approvals”), and no authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity is required to be made or obtained under applicable Law for the consummation by the Company of the transactions contemplated by this Agreement, except for such authorizations, consents, orders, licenses, permits, approvals, registrations, declarations, notices and filings that are not required to be made or obtained prior to the consummation of such transactions or that the failure to make or obtain would not reasonably be expected to (A) have, individually or in the aggregate, a Material Adverse Effect or (B) prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder). The Takeover Code does not apply to the Company or the transactions contemplated by this Agreement. On March 8, 2022, the Panel confirmed to the Company that it does not consider that the Company has its place of central management and control in the United Kingdom, the Channel Islands or the Isle of Man and therefore the Takeover Code does not apply to the Company or transactions contemplated by this Agreement, the Company has provided the Parent with evidence of its communications to the Panel seeking such confirmation, and the Company has not received any communication from the Panel to the contrary between such date and the date hereof.

(c) The execution and delivery by the Company of this Agreement does not, and (assuming the Transaction Approvals and the Company Shareholder Approval are obtained) the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) upon any of the respective properties or assets of the Company or any of its Subsidiaries pursuant to, any Contract to which the Company or any of its Subsidiaries is a party or by which it or any of its respective properties or assets is bound, except as (A) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) would not reasonably be expected to prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder), (ii) conflict with or result in any violation of any provision of the Company Articles of Association or (iii) conflict with or violate any applicable Laws, except as (A) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) would not reasonably be expected to prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder).

Section 2.4 Reports and Financial Statements.

(a) The Company has timely filed or furnished all forms, documents and reports required to be filed or furnished by it with the SEC since January 1, 2020 (all such forms, documents and reports filed or furnished by the Company since such date, the “Company SEC Documents”). As of their respective dates or, if amended, as of the date of the last such amendment (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), the Company SEC Documents complied in all material respects with the applicable requirements of the U.S. Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is, or at any time since January 1, 2020 has been, required to file any forms, reports or other documents with the SEC. As of the date hereof, (i) there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC, and (ii) to the Knowledge of the Company, none of the Company SEC Documents is the subject of any ongoing review by the SEC. The Company made available to Parent any material correspondence between the SEC and the Company since January 1, 2020 not reflected in the Company SEC Documents.

(b) The consolidated financial statements (including all related notes and schedules) of the Company included in or incorporated by reference into the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as of the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then-ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto), (ii) were prepared in all material respects in conformity with U.S. generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements, as permitted by the SEC rules and regulations) applied on a consistent basis during the periods involved (except as may be indicated therein, including in the notes thereto) and (iii) comply as to form in all material respects with the applicable accounting requirements under the Securities Act, the Exchange Act and the applicable rules and regulations of the SEC. The Company and its Subsidiaries are not party to any off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been disclosed in the Company SEC Documents.

(c) Since January 1, 2020, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange.

Section 2.5 Internal Controls and Procedures. The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are designed to ensure that all information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2020, and such assessment concluded that such controls were effective. Based on its most recent evaluation of internal controls over financial reporting prior to the date hereof, management of the Company has disclosed to the Company’s auditors and the audit committee of the Company Board (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to report financial information and (b) any fraud or allegations of fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, and each such deficiency, weakness and fraud so disclosed to auditors, if any, has been disclosed to Parent prior to the date hereof. Since January 1, 2020, to the Knowledge of the Company,

neither the Company nor any of its Subsidiaries nor the Company’s independent auditor has received any material written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in improper accounting or auditing practices, a violation of securities Laws or a breach of fiduciary duty.

Section 2.6 No Undisclosed Liabilities. There are no Liabilities of the Company or any of its Subsidiaries of any nature whatsoever (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (or disclosed in the notes thereto), except for (a) Liabilities that are specifically disclosed or reserved against on the consolidated balance sheet of the Company and its Subsidiaries included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (including any notes thereto), (b) Liabilities arising in connection with the transactions contemplated hereby, (c) Liabilities incurred in the ordinary course of business since December 31, 2021, and (d) Liabilities that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.7 Compliance with Law; Permits.

(a) Except as would not (A) reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) prevent, materially impair or materially delay the ability of the Company to consummate the Acquisition by the End Date (as the same may be extended hereunder), the Company and each of its Subsidiaries are, and since January 1, 2020 have been, in compliance with all applicable federal, state, local and foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees or agency requirements of Governmental Entities (collectively, “Laws” and each, a “Law”). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020, neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Entity regarding any actual or alleged failure to comply with any Law in a material respect.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries hold all authorizations, licenses, permits, certificates, variances, exemptions, approvals, orders, registrations and clearances of any Governmental Entity necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets, and to carry on and operate their businesses as conducted as of the date of this Agreement.

(c) Anti-Money Laundering Laws.

(i) Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their officers, directors, employees, agents, distributors, or Representatives acting on their behalf, has taken any action which would cause the Company or any of its Subsidiaries to have violated or be in violation of any Anti-Money Laundering Laws, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(ii) Neither the Company nor any of its Subsidiaries have violated any Anti-Money Laundering Laws, except for any such violations which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(iii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has since January 1, 2017 been the subject of any investigation, governmental prosecution, internal or external allegation, complaint, enquiry or enforcement action related to a suspected, potential, or actual violation of Anti-Money Laundering Laws by the Company or any of its Subsidiaries, nor have any such investigations, inquiries or proceedings been threatened in writing.

(iv) Neither the Company nor any of its Subsidiaries is required to maintain any licenses or registrations required by Anti-Money Laundering Laws, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(v) Since January 1, 2017, neither the Company nor any of its Subsidiaries have carried out any internal investigation, or made any voluntary disclosure to any governmental or regulatory authority, in relation to a possible violation of any Anti-Money Laundering Laws, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(d) Anti-Corruption Laws.

(i) Neither the Company, any of its Subsidiaries nor, to the Knowledge of the Company, any of their officers, directors, employees, agents, distributors, suppliers, vendors or Representatives acting on their behalf, has offered, promised, provided, or authorized the provision of, any money, property, or other thing of value, directly or indirectly, to any Person to improperly influence official action or secure an improper advantage in violation of any Anti-Corruption Laws, or has otherwise violated any Anti-Corruption Laws or the Company’s Anti-Corruption Compliance Policy, except for any such violations which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(ii) Neither the Company nor any of its Subsidiaries have violated any Anti-Corruption Laws, except for any such violations which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(iii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has since January 1, 2017 been the subject of any investigation, governmental prosecution, internal or external allegation, complaint, inquiry, or enforcement action related to a suspected, potential, or actual violation of Anti-Corruption Laws by the Company or any of its Subsidiaries, nor have any such investigations, inquiries, or proceedings been threatened in writing.

(iv) Since January 1, 2017, neither the Company nor any of its Subsidiaries have carried out any internal investigation, or made any voluntary disclosure to any governmental or regulatory authority, in relation to a possible violation of any Anti-Corruption Laws, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(e) International Trade Laws.

(i) Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective officers, directors, or employees, is or has, since January 1, 2017, been (A) a Sanctioned Person or (B) organized, resident, or located in a Sanctioned Country.

(ii) Neither the Company nor any of its Subsidiaries violated International Trade Laws, except for any such violations which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(iii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has since January 1, 2017 been the subject of any investigation, governmental prosecution, internal or external allegation, complaint, or enforcement action related to a suspected, potential, or actual violation of International Trade Laws by the Company or any of its Subsidiaries, nor have any such investigations, inquiries, or proceedings been threatened in writing.

(iv) Since January 1, 2017, neither the Company nor any of its Subsidiaries have carried out any internal investigation, or made any voluntary disclosure to any governmental or regulatory authority, in relation to a possible violation of any International Trade Laws.

Section 2.8 Environmental Matters. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the Company and its Subsidiaries since January 1, 2020 have been and is, to the Knowledge of the Company, in compliance with all applicable Environmental Laws, and holds, or has applied for, all Environmental Permits necessary to operate its business as presently conducted, (b) none of the Company or any of its Subsidiaries has received any written notice, written demand, letter written or claim alleging that the Company or such Subsidiary is in violation of or liable under any Environmental Law which remains outstanding, and (c) neither the Company nor any of its Subsidiaries is a party to any Order with respect to any Environmental Laws, the release or disposal or arrangement for disposal of Hazardous Materials, or with respect to claims relating to exposure to Hazardous Materials.

Section 2.9 Employee Benefit Plans.

(a) Section 2.9(a) of the Company Disclosure Schedule identifies each material Company Benefit Plan and the country(ies) to which it applies. With respect to each material Company Benefit Plan, the Company has made available to Parent to the extent applicable: (i) an accurate, current and complete copy of such Company Benefit Plan (including all amendments thereto); (ii) an accurate and complete copy of the annual report (Form Series 5500 and all schedules and financial statements attached thereto or periodic reporting required for any Non-U.S. Company Benefit Plan), if any, required under ERISA or the Code, with respect to such Company Benefit Plan for the most recent plan year; (iii) the most recent summary plan description or other benefit description provided to members of such Company Benefit Plan; (iv) if such Company Benefit Plan is funded through a trust or any third party funding vehicle, an accurate and complete copy of the trust or other funding agreement (including all amendments thereto) and accurate and complete copies of the most recent financial statements thereof; (v) all correspondence, if any, to or from any governmental agency relating to such Company Benefit Plan in the past two (2) years; and (vi) the most recent determination letters (or opinion letters, if applicable) received from the Internal Revenue Service with respect to each Company Benefit Plan intended to be qualified under Section 401(a) of the Code and evidence of any favorable tax treatment for any Non-U.S. Company Benefit Plan.

(b) Except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, (i) each Company Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable Laws, including ERISA and the Code; and (ii) all contributions required to be made to any Company Benefit Plan by applicable Law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan have been timely made.

(c) Section 2.9(c) of the Company Disclosure Schedule identifies each U.S. Company Benefit Plan that, as of the date of this Agreement, is intended to be qualified under Section 401(a) of the Code (each, a “Qualified Plan”). With respect to each Qualified Plan, (i) the Internal Revenue Service (the “IRS”) has issued a favorable determination, opinion or advisory letter with respect to each Qualified Plan and its related trust, and such letter has not been revoked (nor has revocation been threatened in writing), and (ii) to the Knowledge of the Company, there are no existing circumstances and no events have occurred that would reasonably be expected to result in disqualification of any Qualified Plan or the related trust.

(d) With respect to each U.S. Company Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (i) such Company Benefit Plan satisfies all minimum funding requirements under Sections 412, 430 and 431 of the Code and Sections 302, 303 and 304 of ERISA, whether or not waived; (ii) such Company Benefit Plan is not in “at risk status” within the meaning of Section 430(i) of the Code or Section 303(i) of ERISA; (iii) the Company has delivered or made available to Parent a copy of the most recent actuarial valuation report for such Company Benefit Plan and such report is complete and accurate in all material respects; (iv) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate such Company Benefit Plan; and (v) there is no outstanding or pending waiver or amortization extension for contributions to such Company Benefit Plan. To the Knowledge of the Company, no condition exists that is reasonably likely to subject the Company, its Subsidiaries or any of their respective ERISA Affiliates to any direct or indirect liability under Title IV of ERISA or to a civil penalty under Section 502(i) or 502(l) of ERISA or liability under Section 4069 of ERISA or Section 4975, 4976, or 4980B of the Code or other liability with respect to the Company Benefit Plans, in each case that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) None of the Company, its Subsidiaries or any of their respective ERISA Affiliates has, in the past six (6) years, maintained, established, contributed to or been obligated to contribute to, or currently has any direct or contingent obligation with respect, to, any plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”) or a plan that has two (2) or more contributing sponsors at least two (2) of whom are not under common control, within the meaning of Section 4063 of ERISA.

(f) Except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, as of the date hereof, there are no pending or, to the Knowledge of the Company, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations, in each case, with respect to any Company Benefit Plan, which have been asserted or instituted.

(g) No Company Benefit Plan provides for any post-employment or post-retirement medical or life insurance benefits for retired, former or current employees or beneficiaries or dependents thereof, except as required by Section 4980B of the Code.

(h) The Company is not party to, or otherwise obligated under, any contract, agreement, plan or arrangement that provides for the gross-up of Taxes imposed by Section 409A(a)(1)(B) or Section 4999 of the Code.

(i) Except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, each Non-U.S. Company Benefit Plan (i) if intended to qualify for special tax treatment, meets all the requirements for such treatment, (ii) if required to be funded, book-reserved or secured by an insurance policy, is funded, book-reserved, or secured by an insurance policy, as applicable, based on applicable actuarial assumptions in accordance with applicable Laws and (iii) has been maintained in all material respects in compliance with all applicable Laws.

(j) Except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, no stock right (as defined in U.S. Treasury Department regulation 1.409A-1(l)), whether or not currently outstanding, has or had, as applicable, been granted to any employee or other service provider that (i) has an exercise price that has been or may be less than the fair market value of the underlying equity as of the date such option or right was granted, (ii) has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option or rights, or (iii) has been granted after January 1, 2010, with respect to any class of stock that is not “service recipient stock” (within the meaning of applicable regulations under Section 409A of the Code).

(k) Except as set out in this Agreement, neither the execution of this Agreement nor the completion of the transactions contemplated hereby (either alone or in conjunction with any other event) will result in (i) any compensation payment becoming due to any employee of the Company or any of its Subsidiaries, (ii) the acceleration of vesting or payment or provision of any other rights or benefits (including funding of compensation or benefits through a trust or otherwise) to any employee of the Company or any of its Subsidiaries, (iii) any increase to the compensation or benefits otherwise payable under any Company Benefit Plan, or (iv) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that could, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

Section 2.10 Absence of Certain Changes or Events.

(a) Since December 31, 2021, through the date of this Agreement, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business, except in connection with modifications, suspensions and/or alterations of operations resulting from, or determined by the Company to be advisable and reasonably necessary in response to COVID-19, the impact thereof, and any COVID-19 Measures.

(b) Since December 31, 2021, through the date of this Agreement, none of the Company or any of its Subsidiaries has undertaken any action that, if taken after the date of this Agreement, would require Parent’s consent pursuant to Section 4.1(b)(i)(x); Section 4.1(b)(i)(y); Section 4.1(b)(ii); Section 4.1(b)(vi); Section 4.1(b)(viii); Section 4.1(b)(ix); Section 4.1(b)(xiii); Section 4.1(b)(xvi); Section 4.1(b)(xvii) and Section 4.1(b)(xx) (solely as it relates to any of the foregoing subsections).

(c) Since December 31, 2021, there has not been any fact, change, circumstance, event, occurrence, condition or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.11 Litigation. As of the date hereof, (a) there is no Proceeding to which the Company or any of its Subsidiaries is a party pending or, to the Knowledge of the Company, threatened that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (b) neither the Company nor any of its Subsidiaries is subject to any outstanding Order that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date hereof, there is no pending or, to the Knowledge of the Company, threatened Proceeding or outstanding Order or settlement agreement against or, to the Knowledge of the Company, affecting the Company or any of its Subsidiaries that challenges the validity or propriety of, or that seeks to prevent, impair or delay consummation of, the transactions contemplated by this Agreement.

Section 2.12 Company Information. The information supplied or to be supplied by the Company for inclusion in (a) the proxy statement relating to the Company Shareholders’ Meeting which shall, among other things, contain and set out (i) details of the Acquisition, (ii) a letter from a director of the Company, (iii) (subject to Section 4.3) the Company Recommendation, (iv) the Scheme substantively in the form set out in Annex A of this Agreement (the “Scheme Annex”), (v) an illustrative timetable of key events relating to the Scheme based on the form set out in Annex B of this Agreement (subject to (A) such additional items as necessary to provide to Company Shareholders under applicable Law, and (B) confirmed timings (to the extent available at the timing of mailing of the Proxy Statement)) (the “Timetable”), (vi) a summary of key implications of the Scheme, (vii) the explanatory statement required pursuant to Part 26 of the Companies Act, (viii) notice of the Court Meeting including all notes thereto relating to the meeting and voting arrangements and (ix) notice of the Company Shareholders’ Meeting including all notes thereto relating to the meeting and voting arrangements (together with any amendments or supplements thereto, the “Proxy Statement”, and the information referenced at (i) to (ix) being the “Scheme Information”), (b) any documents to be circulated to the Company’s shareholders or holders of interests in securities in the Company (including grantees of Company Equity Awards) in connection with the transactions contemplated by this Agreement, or (c) the forms of proxy for use at the Court Meeting and the Company Shareholders’ Meeting will not, at the time the Proxy Statement is first mailed to the Company’s shareholders, at the time of the Court Meeting or at the time of the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by or on behalf of Parent or Purchaser or their respective advisors or other Representatives for inclusion or incorporation by reference therein.

Section 2.13 Tax Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) (I) the Company and each of its Subsidiaries have timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate; and (II) the Company and each of its Subsidiaries have paid all Taxes that are required to be paid by any of them (regardless of whether shown as due on any Tax Return), except, in each case of clauses (I) and (II), with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP;

(ii) all Tax required to be withheld or collected by the Company or any of its Subsidiaries in respect of any amounts payable to or by any shareholder, employee, independent contractor, lender, customer or other third party have been duly withheld and collected and timely remitted to the appropriate Taxing Authority;

(iii) The unpaid Taxes of the Company or any of its Subsidiaries for periods (or portions thereof) reflected in the consolidated financial statements included in the Company SEC Documents did not, as of the date hereof, exceed in any material respect the amount of any accruals and reserves for Taxes (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such consolidated financial statements.

(iv) (I) to the knowledge of the Company, no outstanding written claim has been received from a Taxing Authority, and no audit, action, or proceeding is in progress, against or with a Taxing Authority, with respect to the Company or any of its Subsidiaries in respect of any Tax, and (II) all deficiencies, assessments or proposed adjustments asserted in writing against the Company or any of its Subsidiaries by any Taxing Authority in respect of any Tax have been paid, withdrawn or fully and finally settled;

(v) within the past six (6) years, no written claim has been made by any Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that the Company or such Subsidiary, as applicable, is, or may be, subject to Tax or required to file or be included in a Tax Return in that jurisdiction;

(vi) neither the Company nor any of its Subsidiaries (I) is a member of an affiliated group (within the meaning of Section 1504 of the Code) or an affiliated, consolidated, combined, unitary, aggregate or similar group for state, local or foreign Tax purposes, other than a group (A) for which the Company or any of its Subsidiaries is the common parent or (B) consisting only of any of the Company or its current or former Subsidiaries, (II) has any Liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law), as a transferee or successor or by Contract (other than agreements entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes), or (III) is a party to any Tax sharing, Tax allocation or Tax indemnification agreement (other than (x) such agreements or arrangements exclusively between the Company and/or any of its Subsidiaries, or (y) commercial or purchase agreements the primary purpose of which does not relate to Taxes);

(vii) no waiver or extension of any statute of limitations in respect of Taxes or any extension of time with respect to a Tax assessment or deficiency is in effect for the Company or any of its Subsidiaries (other than automatic or automatically granted waivers or extensions and extensions with respect to pending audits, actions or proceedings);

(viii) neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Closing Date, as a result of any (I) adjustment pursuant to Section 481(c) of the Code (or any similar provision of state, local or foreign Law) as a result of a change in method of accounting made prior to the Closing; (II) installment sale made on or prior to the Closing; (III) “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) entered into on or prior to the Closing; or (IV) gain recognition agreement under Section 367 of the Code entered into prior to the Closing and in effect on the Closing Date;

(ix) neither the Company nor any of its Subsidiaries has any obligation to make payments after the Closing Date due to an election made pursuant to Section 965(h) of the Code;

(x) neither the Company nor any of its Subsidiaries that is incorporated or formed in a jurisdiction outside the United States is treated as a U.S. corporation under Section 7874(b) of the Code.

(xi) neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution intended to qualify for tax-free treatment under Section 355 of the Code (x) in the two years prior to the date of this Agreement or (y) which distribution is part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) with the transactions contemplated by this Agreement;

(xii) neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any similar provision of state, local or foreign Law;

(xiii) neither the Company nor any of its Subsidiaries has any amounts or balances outstanding as of the date of this Agreement with respect to (I) the employer share of any “applicable employment taxes” that were deferred under Section 2302 of the CARES Act, (II) any Taxes (including the employer portion of any payroll Taxes) otherwise deferred under any legislation or executive order enacted or issued in response to COVID-19, (III) any Tax credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act or Section 2301 of the CARES Act, or (IV) any covered loan received pursuant to paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)) as added by Section 1102 of the CARES Act;

(xiv) the Company and, to the Knowledge of the Company, each of its Subsidiaries is resident for Tax purposes solely in its jurisdiction of incorporation or organization (or, if such jurisdiction of incorporation or organization is a political subdivision of another jurisdiction, in such other jurisdiction);

(xv) there are no Liens for Taxes on any property of the Company or any of its Subsidiaries other than Permitted Liens; and

(xvi) As of the date hereof, all of the Company Ordinary Shares are held in DTC.

(b) Neither the Company nor any of its Subsidiaries has made any election under Section 897(i) of the Code. As of the date hereof, none of TNC (US) Holdings, Inc., Nielsen Sports America, LLC or TVTY Inc. is (or has been at any time during the five (5) years preceding the date hereof) a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

Section 2.14 Employment and Labor Matters.

(a) Except as set forth on Section 2.14(a) of the Company Disclosure Schedule, no Company Employees are members of, or represented by, any staff association, trade union, labor organization, works council or other body representing workers and neither the Company nor any of its Subsidiaries is a party to, nor bound by, any collective bargaining agreement, labor union contract, or trade union agreement (each, a “Collective Bargaining Agreement”). No labor union, labor organization, works council, or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Knowledge of the Company, there have been no labor union organizing activities with respect to any employees of the Company or its Subsidiaries. The Company and its Subsidiaries have satisfied any pre-signing legal or contractual requirement to provide notice to, or to enter into any consultation procedure with, any labor union, labor organization or works council, which is representing any employee, in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

(b) As of the date hereof and since January 1, 2019, except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, (i) there is and has been no strike, lockout, slowdown, work stoppage, picketing, hand billing, material grievance, material arbitration, or other labor dispute against or affecting the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened; (ii) there is no pending or, to the Knowledge of the Company, threatened charge or complaint against the Company or any of its Subsidiaries by the National Labor Relations

Board or any comparable Governmental Entity; and (iii) the Company and its Subsidiaries have complied with all Laws regarding employment and employment practices (including anti-discrimination), terms and conditions of employment and wages and hours (including classification of employees and equitable pay practices), child labor, immigration, employment discrimination and harassment, holiday pay and the calculation of holiday pay, disability rights or benefits, equal opportunity, worker health and safety, affirmative action, workers’ compensation, labor relations, employee leave issues, unemployment insurance, COVID-19, and Laws in respect of any reduction in force (including notice, information and consultation requirements), and no claims relating to non-compliance with the foregoing are pending or, to the Knowledge of the Company, threatened.

(c) Except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries: (i) have withheld and reported all amounts required by agreement or Law to be withheld and reported with respect to wages, salaries and other payments to any employees; (ii) have no Liability for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and (iii) have no Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for any current or former employees, consultants or directors (other than routine payments to be made in the normal course of business and consistent with past practice). In the three years prior to the date of this Agreement, neither the Company nor any Subsidiary has effectuated: (A) a “plant closing” or partial “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”) or any similar Legal Requirement) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of the Company or its Subsidiaries with respect to which there are any material unsatisfied obligations; or (B) a “mass layoff” (as defined in the WARN Act or any similar Law) affecting any site of employment or facility of any of the Company and its Subsidiaries with respect to which there are any material unsatisfied obligations.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all current or former independent contractors of any of the Company and its Subsidiaries have been classified correctly and are not subject to reclassification as employees. Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, all temporary or leased employees of the Company and its Subsidiaries were classified and paid correctly as mandated by the Fair Standards Act and other relevant Law.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or its Subsidiaries is party to a settlement agreement with a current or former director, officer, employee or independent contractor of the Company or its Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or any type of unlawful discrimination by either (i) an officer of the Company or its Subsidiaries or (ii) an employee of the Company or its Subsidiaries at the level of Senior Vice President or above. Except as would not, individually or in the aggregate, be reasonably expected to result in material liability to the Company and its Subsidiaries, individually or taken as a whole, to the Knowledge of the Company, in the last five (5) years, no allegations of sexual harassment, sexual misconduct or any type of unlawful discrimination have been made against (i) any officer of the Company or its Subsidiaries, or (ii) an employee of the Company or its Subsidiaries at a level of Senior Vice President or above.

Section 2.15 Real Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company or a Subsidiary of the Company has good and valid title to the real estate owned by the Company or any of its Subsidiaries (the “Owned Real Property”), free and clear of all Liens (other than Permitted Liens), (b) the Company or a Subsidiary of the Company has a good and valid leasehold interest in each Company Lease, free and clear of all Liens (other than Permitted Liens), (c) none of the Company or any of its Subsidiaries has received written notice of any default under any Company Lease or any agreement evidencing any Lien affecting the Owned Real Property or any Company Lease, which default continues on the date of this Agreement.

Section 2.16 Intellectual Property.

(a) Section 2.16(a) of the Company Disclosure Schedule sets forth a true and complete list as of the date hereof of all issued and registered Patents, Marks and Copyrights included in the Owned Intellectual Property, and any pending applications to register any of the foregoing (the “Company Registered Intellectual Property”). Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, as of the date hereof, no registrations or applications for Company Registered Intellectual Property have expired or been cancelled or abandoned. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) to the Knowledge of the Company, the Company Registered Intellectual Property is not invalid or unenforceable, and (ii) since January 1, 2019, the Company has not been the subject of any Proceeding with respect to any Company Registered Intellectual Property (other than ordinary course Proceedings related to the application for, or renewal of, any item of Owned Intellectual Property) and, to the Knowledge of the Company, no such action proceeding is or has been threatened in writing since January 1, 2019.

(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries exclusively own, free and clear of all Liens (except for Permitted Liens) all Owned Intellectual Property, or otherwise have a valid and enforceable right or license to use, all Intellectual Property that is necessary to the conduct of the business of the Company and its Subsidiaries as conducted as of the date of this Agreement.

(c) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) the conduct of the business of the Company and its Subsidiaries as conducted on the date hereof and since January 1, 2019 does not infringe, violate or constitute misappropriation, and has not infringed, violated or constituted misappropriation of any Intellectual Property of any third Person; (ii) to the Knowledge of the Company, no third Person is infringing, violating or misappropriating any material Owned Intellectual Property; and (iii) there is no pending claim or claim threatened in writing (including any “cease and desist” letters and invitations to license) asserting that the Company or any Subsidiary has infringed, violated or misappropriated, or is infringing, violating or misappropriating, any Intellectual Property rights of any third Person.

(d) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures, as well as a commercially reasonable business continuity plan. The Company and its Subsidiaries have taken appropriate steps to secure the IT Systems from unauthorized access or use. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there has not been any material malfunction with respect to any of the IT Systems that adversely affected the operations of the business of the Company and its Subsidiaries that have not been remedied or replaced in all material respects.

(e) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) the Company and its Subsidiaries have taken all commercially reasonable measures to protect the confidentiality of the Trade Secrets of the Company and its Subsidiaries and third party confidential information provided to the Company or any Subsidiary that the Company or such Subsidiary is obligated to maintain in confidence, and (ii) to the Knowledge of the Company, no unauthorized disclosure of any Trade Secrets has occurred.

(f) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company or its subsidiaries own or have sufficient rights to all Intellectual Property created, invented or developed by their respective employees, agents, consultants and contractors for or on behalf of the Company and its Subsidiaries, either (i) by operation of law or (ii) pursuant to an agreement (including a “work-for-hire” agreement, or an assignment agreement) with the Company or one of its Subsidiaries.

(g) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any Person in respect of, the Company’s or any of its Subsidiaries’ right to own, use or hold for use any of the Owned Intellectual Property as owned, used or held for use in the conduct of the business.

(h) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) neither the Company nor its Subsidiaries has combined Open Source Software with any proprietary software, the copyright in which is owned or purported to be owned by the Company or its Subsidiaries (“Company Software”) in connection with the operation of the business and distributed such combined software in a manner that requires the (x) disclosure or distribution of any source code form of such Company Software, or (y) license or other provision of such Company Software on a royalty-free or no-fee basis, and (ii) the Company is in compliance with all requirements of each license applicable to the Open Source Software used by the Company or its Subsidiaries in connection with the business as of the date hereof.

Section 2.17 Data Privacy and Cybersecurity.

(a) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) the Company, its officers and employees are in compliance and have complied with applicable Privacy Laws, (ii) Personal Data has been collected, processed, transferred, disclosed, shared, stored, protected and used by the Company in accordance with Privacy Laws, (iii) the Company has in place policies and procedures for the collection, processing, transfer, disclosure, sharing, storing, security and use of Personal Data that comply with Privacy Laws, and (iv) no sensitive data, including special categories of data, within the meaning of Privacy Laws, is being collected, processed, transferred, disclosed, shared, stored, or used by the Company, except in accordance with Privacy Laws.

(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries, have in accordance with applicable Privacy Laws:

(i) provided or made available “privacy notices” to individuals whose Personal Data is being processed as a controller, which cover at least the elements required by Privacy Laws;

(ii) in respect of the processing operations carried out as a controller or otherwise as required by Privacy Laws, established a valid legal basis (or satisfied a similar requirement of Privacy Laws) in respect of each such processing operation, including: (A) where the Company or its relevant Subsidiaries purports to rely on individuals’ consent as its basis for the collection, processing, transfer, disclosure, sharing, use or sale of their Personal Data and where required by Privacy Laws, having obtained the relevant individuals’ valid consent in relation to the collection, processing, transfer, disclosure, sharing, use or sale in question in a manner that complies with Privacy Laws; and (B) where the Company or its relevant Subsidiaries purports to rely on the pursuit of its or any third party’s legitimate interest(s) as its basis for the collection, processing, transfer, disclosure, sharing, use or sale of Personal Data, having satisfied relevant requirements under Privacy Laws allowing it to rely on such legitimate interests in relation to the collection, processing, transfer, disclosure, sharing, use or sale in question (notably by providing individuals with relevant information required by Privacy Laws and granting them an effective right to opt out); and

(iii) taken steps to verify and ensure that Personal Data acquired or obtained from third parties can be lawfully processed, shared, stored or as required for the Company and its Subsidiaries to process, share, store or use such Personal Data in their conduct of the business in accordance with Privacy Laws.

(c) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries use and have used, stored, collected, transferred, accessed, disclosed, shared, processed and disposed of Personal Data, using appropriate technical and organizational measures and security systems in compliance with Privacy Laws that ensure the integrity and security of such Personal Data and to prevent any destruction, loss, alteration, corruption or misuse of or unauthorized disclosure or access thereto in compliance with Privacy Laws.

(d) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) since January 1, 2019, the Company has not experienced any incident in which Personal Data was or may have been stolen, lost, unavailable, destroyed, altered or improperly accessed, used or disclosed without authorization, and the Company is not aware of any facts suggesting the likelihood of the foregoing and (ii) no circumstance has arisen since January 1, 2019 in which Privacy Laws would require the Company to notify a Person or a Governmental Entity of a data security breach or security incident.

(e) Except as set forth on Section 2.17(e) of the Company Disclosure Schedule and except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company has not been and is not currently and since January 1, 2019 has not: (a) received written notice of any audit or investigation by any authority regarding its collection, processing, transfer, disclosure, sharing, storing, protection and use of Personal Data, or (b) subject to any notification, demand or Proceeding in relation to the Company’s processing of Personal Data.

Section 2.18 Opinion of Financial Advisor. The Company Board has received the separate opinions of Allen & Company LLC and J.P. Morgan Securities LLC, in each case dated the date of this Agreement, to the effect that, as of the date of such opinions and based upon the assumptions, limitations, qualifications and other matters as set forth in such opinions, the Offer Consideration to be paid to the Scheme Shareholders pursuant to this Agreement is fair, from a financial point of view, to such holders. A signed copy of each such opinion shall be delivered to Parent as soon as reasonably practicable after the execution of this Agreement, for informational purposes only.

Section 2.19 Material Contracts.

(a) Except as set forth on Section 2.19(a) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by:

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) (other than any Company Benefit Plan);

(ii) any Contract that involved in the fiscal year ending December 31, 2021 the payment or delivery of cash (A) by the Company or any of its Subsidiaries in an amount that had a value in excess of $20 million or (B) to the Company or any of its Subsidiaries in an amount that had a value in excess of $20 million;

(iii) any Contract evidencing a capital expenditure for which future payments are required in excess of $250,000;

(iv) any Contract that expressly imposes any material restriction on the right or ability of the Company or any of its Subsidiaries to compete with any other Person or in any geographic area, engage in any business or solicit any client or customer, in each case, that following the Closing will materially restrict the ability of Parent or its Subsidiaries (including the Company and its Subsidiaries) to so compete, engage or solicit;

(v) (A) any material inbound or outbound license of Owned Intellectual Property to which the Company or its Subsidiary is a party and (B) any Contract that limits the Company’s or any of its Subsidiaries’ rights to use, enforce or register Owned Intellectual Property, including all covenants not to sue and co-existence agreements, in each case of (A) and (B), other than in the case of inbound licenses, licenses to commercially available software or services including any “shrink wrap,” “commercially available software package” or “click through” license or off-the-shelf software licenses commercially available on standard terms, and in the case or outbound licenses, licenses granted in the ordinary course, including in connection with the sale or licensing of any products or services;

(vi) any Contract relating to Indebtedness for borrowed money (other than intercompany Indebtedness for borrowed money owed by the Company or any wholly owned Subsidiary to any other wholly owned Subsidiary, or by any wholly owned Subsidiary to the Company) of the Company or any of its Subsidiaries having an outstanding principal amount in excess of $10 million;

(vii) any Contract pursuant to which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person other than the Company and its Subsidiaries in excess of $25 million in the aggregate, other than (A) extensions of credit in the ordinary course of business and (B) investments in marketable securities in the ordinary course of business;

(viii) any Contract restricting the payment of dividends or the making of distributions in respect of any equity securities of the Company or any of its Subsidiaries or the repurchase or redemption of any equity securities of the Company or any of its Subsidiaries, in each case except as would not be material to the Company or any of its Subsidiaries, taken as a whole;

(ix) any Contract that grants any right of first refusal or right of first offer or similar rights with respect to any material assets, rights or properties of the Company or its Subsidiaries, or that contains any “most favored nation” or exclusivity or similar rights that are material to the Company and its Subsidiaries taken as a whole;

(x) any Contract entered into on or after January 1, 2016 that provides for the acquisition or disposition of any assets (other than acquisitions or dispositions in the ordinary course of business) or business (whether by merger, sale of stock, sale of assets or otherwise) or shares or other equity interests of any Person, and with any outstanding obligations as of the date of this Agreement, in each case, with a purchase price in excess of $100 million;

(xi) any material joint venture, partnership or limited liability company agreement or other similar Contract relating to the formation, creation, operation, management or control of any joint venture, partnership or limited liability company, other than any such Contract solely between the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries;

(xii) any Contract with an affiliate or other Person that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Exchange Act; and

(xiii) any Contract entered into in connection with the settlement of a then pending or threatened Proceeding with ongoing obligations of the Company or any of its Subsidiaries (other than solely ongoing confidentiality obligations) other than (A) releases that are immaterial in nature or amount entered into in the ordinary course of business, (B) settlement Contracts only involving the payment of cash in amounts that do not exceed $1 million in any individual case or (C) settlement Contracts which will not otherwise materially restrict the Company or any of its Subsidiaries following the Effective Time.

All Contracts of the types referred to in the foregoing clauses (i) through (xiii) (other than purchase orders, statements of work and invoices), whether or not set forth on Section 2.19(a) of the Company Disclosure Schedule, are referred to herein as “Company Material Contracts.”

(b) Neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract and, to the Knowledge of the Company, as of the date hereof, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract, and no event has occurred or not occurred through the Company’s or any of its Subsidiaries’ action or inaction or, to the Knowledge of the Company, as of the date hereof through the action or inaction of any third party, that with notice or the lapse of time or both would constitute a breach of or default under the terms of any Company Material Contract, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, each Company Material Contract (i) is a valid, binding and enforceable obligation of the Company or the Subsidiary of the Company that is party thereto and, to the Knowledge of the Company, of each other party thereto, and (ii) is in full force and effect, subject to the Enforceability Exceptions. There are no disputes pending or, to the Knowledge of the Company, threatened with respect to any Company Material Contract, and neither the Company nor any of its Subsidiaries has received any written notice of the intention of any other party to a Company Material Contract to terminate for default, convenience or otherwise any Company Material Contract, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.20 Government Contracts.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) Each Government Contract was legally awarded, is a valid, binding and legally enforceable obligation of the Company or its Subsidiary thereto, and to the Knowledge of the Company, is in full force and effect.

(ii) With respect to each Government Contract to which the Company or any Subsidiary is a party, and each Government Bid, the Company or such Subsidiary has complied in all material respects with all terms and conditions of such Government Contract and Government Bid.

(iii) To the Knowledge of the Company, there no pending, and no reasonable basis exists that would reasonably be expected to give rise to, a Proceeding by a Governmental Entity against the Company or any of its Subsidiaries for fraud or false statements or false claims in connection with any Government Contract or Government Bid.

(iv) Since January 1, 2020, (i) no Governmental Entity has notified the Company or any of its Subsidiaries in writing that the Company or such Subsidiary has breached or violated in any material respect any Law, certification, representation, clause, provision or requirement pertaining to any Government Contract, and (iii) neither the Company nor of its Subsidiaries has received any written notice of termination, cure notice, letter of concern, or show cause notice pertaining to any Government Contract due to the Company’s alleged breach.

(v) Since January 1, 2020, no reports have been issued resulting from any audits, reviews, or other investigations conducted by the Defense Contract Audit Agency or other Governmental Entity of any of the Government Contracts that conclude that the Company or any Subsidiary is engaged in overcharging, mischarging or defective pricing practices, and, to the Knowledge of the Company, there are no audits, reviews, or investigations by any Governmental Entity which are either ongoing or have been completed but the report of which has not been issued (and is reasonably expected to be issued) and which the Company or any Subsidiary expects will recommend cost material disallowances, fines, penalties or other sanctions.

(b) Since January 1, 2020, neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any of their respective directors, officers, or employees, have been suspended or debarred, or proposed for suspension or debarment by a Governmental Entity, and, to the Knowledge of the Company, none of such Persons have been subject to a finding of non-responsibility or ineligibility for contracting with a Governmental Entity.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) since January 1, 2020, neither the Company nor any of its Subsidiaries nor any of their respective officers or directors has been or is under indictment or criminal, civil, or administrative investigation or audit involving a Government Contract or Government Bid and (ii) since January 1, 2020, to the

Knowledge of the Company, there has not been pending or threatened any material audit or investigation (other than routine audits) by any U.S. Governmental Entity with respect to any alleged or actual irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid that could reasonably be expected to give rise to: (A) liability under the federal False Claims Act; (B) a claim for price adjustment under 41 U.S.C. chapter 35, Truthful Cost or Pricing Data, or (C) any request for a reduction in the price of any Government Contract resulting from a violation of 41 U.S.C. chapter 35, Truthful Cost or Pricing Data.

Section 2.21 Insurance. Except as has not had and would not reasonably be expect to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with all applicable Laws; (b) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid; (c) neither the Company nor any of its Subsidiaries is in breach of or default under any of such insurance policies; and (d) since January 1, 2020, the Company has not received any written notice of termination or cancellation or denial of coverage with respect to any insurance policy other than an expiration of such insurance policy in the ordinary course of business.

Section 2.22 Finders or Brokers. Except for J.P. Morgan Securities LLC and Allen & Company LLC, neither the Company nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

Section 2.23 No Other Representations. The Company acknowledges that neither Parent or the Purchaser nor any Person on behalf of Parent or the Purchaser makes, and the Company has not relied upon, any express or implied representation or warranty with respect to Parent, the Purchaser or any of their respective Subsidiaries or with respect to any other information provided to the Company in connection with the transactions contemplated by this Agreement, including the accuracy, completeness or currency thereof, other than the representations and warranties expressly set forth in Article 3 (as qualified by the Parent Disclosure Schedule), in any certificate delivered pursuant to Section 5.3(c), or in the Equity Commitment Letters or Limited Guarantees. Without limiting the foregoing, except in the case of fraud with respect to the representations and warranties contained herein, the Company acknowledges and agrees that, except for any remedies available under this Agreement with respect to the representations and warranties expressly set forth in Article 3 (as qualified by the Parent Disclosure Schedule) or in any certificate delivered pursuant to Section 5.3(c), neither Parent or the Purchaser will have or be subject to any liability or other obligation to the Company or its Representatives or Affiliates resulting from the Company’s or its Representatives’ or Affiliates’ use of or reliance on any information, documents, projections, forecasts or other material made available to the Company or its Representatives or Affiliates in any form in connection with the transactions contemplated by this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Except as disclosed in the disclosure schedule delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any Section or Subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other Section or Subsection of the Parent Disclosure Schedule to which the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Purchaser jointly and severally represent and warrant to the Company as follows:

Section 3.1 Organization. Parent is a private limited company duly incorporated, validly existing and in good standing under the laws of the Bailiwick of Jersey. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Each of Parent and Purchaser has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as conducted as of the date of this Agreement, except where the failure to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of Parent and Purchaser is duly qualified or licensed, and has all necessary governmental approvals, to do business and (where such concept is recognized) is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary, except where the failure to be so duly approved, qualified or licensed and in good standing would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 3.2 Corporate Authority Relative to this Agreement; Consents and Approvals; No Violation.

(a) Each of Parent and Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the Acquisition and the Financing. The execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation by each of them of the transactions contemplated hereby, including the Acquisition and the Financing, have been duly and validly authorized by the Parent Board and the Purchaser Board and, except for the approval of the Scheme by Parent, as the sole stockholder of Purchaser (which such approval shall occur prior to or concurrently with the execution of this Agreement), no other corporate action or proceedings on the part of either Parent or Purchaser, or vote of Parent’s or Purchaser’s shareholders, are necessary to authorize the execution and delivery by Parent and Purchaser of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition and the Financing. The Parent Board has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition, and the Purchaser Board has (i) determined that the transactions contemplated by this Agreement, including the Acquisition, would be most likely to promote the success of Purchaser for the benefit of its sole shareholder and (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Acquisition. This Agreement has been duly and validly executed and delivered by Parent and Purchaser and, assuming this Agreement constitutes the legal, valid and binding agreement of the Company, this Agreement constitutes the legal, valid and binding agreement of Parent and Purchaser and is enforceable against Parent and Purchaser in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions.

(b) Other than in connection with or in compliance with the Transaction Approvals, no authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity is required to be made or obtained, under applicable Law, for the consummation by Parent or Purchaser of the transactions contemplated by this Agreement, including the Acquisition and the Financing, except for such authorizations, consents, orders, licenses, permits, approvals, registrations, declarations, notices and filings that are not required to be made or obtained prior to the consummation of such transactions or that the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c) The execution and delivery by Parent and Purchaser of this Agreement does not, and (assuming the Transaction Approvals are obtained) the consummation of the transactions contemplated hereby, including the Acquisition and the Financing, and compliance with the provisions hereof will not, (i) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) upon any of the respective properties or assets of Parent, Purchaser or any of their Subsidiaries pursuant to, any Contract to which Parent, Purchaser or any their Subsidiaries is a party or by which they or any of their respective properties or assets is bound, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (ii) conflict with or result in any violation of any provision of the charter or bylaws or other equivalent organizational document, of Parent or Purchaser or

(iii) conflict with or violate any applicable Laws, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 3.3 Litigation. As of the date hereof, there is no Proceeding to which Parent, Purchaser or any of their respective Subsidiaries is a party pending or, to the Knowledge of Parent, threatened that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. As of the date hereof, neither Parent, Purchaser nor any of their respective Subsidiaries is subject to any outstanding Order that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. As of the date hereof, there is no pending or threatened Proceeding or outstanding Order or settlement agreement against or affecting Parent, Purchaser or any of their respective Subsidiaries that challenges the validity or propriety of, or that seeks to prevent, impair or delay consummation of, the transactions contemplated by this Agreement.

Section 3.4 Parent and Purchaser Information. The information supplied or to be supplied by Parent and Purchaser for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first mailed to the shareholders of the Company, at the time of the Court Meeting or at the time of the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Purchaser with respect to statements made therein based on information supplied by or on behalf of the Company or its advisors or other Representatives for inclusion or incorporation by reference therein.

Section 3.5 Finders or Brokers. Neither Parent nor any of Parent’s Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission in connection with or upon consummation of the Acquisition, except for Persons whose fees and expenses shall solely be paid by Parent.

Section 3.6 Financing; Solvency.

(a) Parent has delivered to the Company a true, complete and correct copy of the fully executed debt commitment letter, dated as of the date of this Agreement, by and among the Financing Parties party thereto and Parent providing for debt financing as described therein (together, including all exhibits, schedules and annexes and as amended pursuant to any amendment expressly permitted by Section 4.14(b), the “Debt Commitment Letter”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Financing Parties party thereto have agreed to lend the amounts set forth therein (the “Debt Financing”).

(b) Parent has delivered to the Company true, complete and correct copies of the fully executed equity commitment letters, dated as of the date of this Agreement, by and among each of Elliott Associates, L.P., Elliott International, L.P., Brookfield Asset Management Inc. and Brookfield Capital Partners VI L.P. (the “Equity Investors”) and Parent (the “Equity Commitment Letters” and, together with the Debt Commitment Letter, the “Commitment Letters”) pursuant to which, upon the terms and subject to the conditions set forth therein, the Equity Investors have each agreed to invest in Parent the amount set forth in the respective Equity Commitment Letter (together with the Debt Financing, the “Financing”). The Equity Commitment Letters each provide that the Company is a third-party beneficiary of, and is entitled to enforce, such Equity Commitment Letter.

(c) Parent has delivered to the Company true, complete and correct copies of fee letters related to the Commitment Letters and of the Engagement Letter (as defined below), in each case subject to redaction solely for confidential provisions related to fees, flex terms and other economic terms, none of which adversely affect the conditionality, enforceability, availability, termination or amount of the Financing contemplated thereby in any respect.

(d) As of the date of this Agreement, the Commitment Letters are in full force and effect and constitute the valid, binding and enforceable obligations of Parent, the Financing Parties (to the Knowledge of Parent) and the

Equity Investors and the other parties thereto (to the Knowledge of Parent), enforceable in accordance with its terms (subject to the Enforceability Exceptions). Other than the conditions precedent set forth in the Commitment Letters (such conditions precedent, the “Financing Conditions”), there are no conditions precedent related to the funding of the full amount of the Financing contemplated by the Commitment Letters or any contingencies that would permit the Financing Parties or the Equity Investors to reduce the aggregate principal amount of the Financing, including any conditions precedent relating to the amount or availability of the Financing pursuant to any flex provisions.

(e) The Commitment Letters have not been amended or modified in any manner, and will not be amended or modified in any manner at any time through the Effective Time, except as expressly permitted by Section 4.14(b) and the respective commitments contained therein have not been terminated, reduced, withdrawn or rescinded in any respect, and no such termination, reduction, withdrawal or rescission is contemplated by Parent or, to the knowledge of Parent, any other party thereto.

(f) As of the date of this Agreement, assuming the conditions in Sections 5.1 and 5.3 are satisfied as of the Closing, Parent has no reason to believe that (i) any of the Financing Conditions will not be satisfied on or prior to the Effective Time or (ii) the Financing contemplated by the Commitment Letters will not be available to Parent at the Effective Time, nor does Parent have Knowledge that any Financing Party or Equity Investor will not perform its obligations under the Commitment Letters.

(g) Parent is not in default or breach under the terms and conditions of the Commitment Letters and no event has occurred that, with or without notice, lapse of time or both, constitutes or could constitute a default or breach or a failure to satisfy a condition under the terms and conditions of the Commitment Letters.

(h) There are no side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Commitment Letters or the Financing that could affect the Financing contemplated by the Commitment Letters in any respect, other than those set forth in the Commitment Letters and that certain engagement letter, dated as of the date of this Agreement, by and among the Financing Parties party thereto and Parent (the “Engagement Letter”).

(i) Parent or an Affiliate thereof on its behalf has fully paid any and all commitment or other fees and amounts required by the Commitment Letters to be paid on or prior to the date of this Agreement.

(j) The Financing, when funded in accordance with the Commitment Letters and giving effect to any flex provision in the Debt Commitment Letter or related fee letters (including with respect to fees and original issue discount), as applicable, shall provide Parent with sufficient available funds at and as of the Effective Time to consummate the Acquisition and to make all payments required to be made in connection therewith, including payment of the aggregate Offer Consideration, any payments made in respect of equity compensation obligations to be paid in connection with the Acquisition and the other transactions contemplated hereby, the payment of any debt contemplated or required to be repaid, redeemed, retired, cancelled, terminated or otherwise satisfied or discharged in connection with the Acquisition and the other transactions contemplated hereby (including all Indebtedness of the Company and its Subsidiaries contemplated or required to be repaid, redeemed, retired, cancelled, terminated or otherwise satisfied or discharged in connection with the Acquisition and the other transactions contemplated hereby) and all premiums and fees required to be paid in connection therewith and all other amounts to be paid pursuant to this Agreement and associated costs and expenses of the Acquisition (such amounts, collectively, the “Acquisition Amounts”). As of the date of this Agreement, Parent has no reason to believe that the representations contained in the immediately preceding sentence will not be true at and as of the Closing Date. Notwithstanding anything in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including the Financing contemplated by the Commitment Letters) by or to Parent or any of its Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Purchaser hereunder.

(k) Immediately after giving effect to the transactions contemplated by this Agreement (including any financing in connection with the transactions contemplated by this Agreement), assuming that the representations and warranties set forth in Article 2 are true and correct in all material respects, (i) Parent and its Subsidiaries, taken as a whole, will not have incurred Indebtedness beyond their ability to pay such Indebtedness in the ordinary course of business as it matures or becomes due, (ii) the then-present fair saleable value of the assets of Parent and its Subsidiaries, taken as a whole, will exceed the amount that will be required to pay their probable Liabilities (including the probable amount of all contingent Liabilities) and Indebtedness as it becomes absolute or matured, (iii) the assets of Parent and its Subsidiaries, taken as whole, at a fair valuation, will exceed their probable Liabilities (including the probable amount of all contingent Liabilities) and Indebtedness and (iv) Parent and its Subsidiaries, taken as a whole, will not have unreasonably small capital to carry on their businesses as presently conducted or as proposed to be conducted.

Section 3.7 Limited Guarantees. Parent has delivered to the Company a true, complete and correct copy of the executed Limited Guarantee of each Equity Investor. Each Limited Guarantee is in full force and effect and constitutes the valid, binding and enforceable obligation of the respective Equity Investor in favor of the Company, enforceable by the Company in accordance with its terms (subject to the Enforceability Exceptions). Each Equity Investor is not in default or breach under any of the terms or conditions of the respective Limited Guarantee and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition under the terms and conditions of the respective Limited Guarantee. Each Equity Investor has access to sufficient capital to satisfy the full amount of its guaranteed obligations under the respective Limited Guarantee in full.

Section 3.8 Purchaser. Purchaser is a wholly owned subsidiary of Parent. As at the date of this Agreement, the authorized share capital of Purchaser consists of 100 shares of common stock, $0.01 par value per share, of which 100 shares are validly issued. All of the issued shares of Purchaser are, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. There is no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any equity securities of Purchaser. Since its date of incorporation, Purchaser has not, and prior to the Effective Time will not have, carried on any business or conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto and has, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement, the Acquisition, the Financing and the other transactions contemplated by this Agreement.

Section 3.9 Certain Arrangements. There are no contracts, undertakings, commitments, agreements, obligations or understandings, whether written or oral, between Parent, Purchaser, the Equity Investors or any of their respective Affiliates, on the one hand, and any beneficial owner (or Affiliate of a beneficial owner) of more than one percent (1%) of the issued Company Ordinary Shares (other than Parent, Purchaser, the Equity Investors or any of their respective Affiliates) or any member of the Company’s management or the Company Board, on the other hand, relating in any way to the Company (including with respect to the voting, acquisition or disposition of the shares or other equity interests of the Company or the management or control of the Company) or the transactions contemplated by this Agreement or the operations of the Company after the Effective Time.

Section 3.10 Interest in Competitors. To their Knowledge, neither Parent nor any of its Affiliates, including for purposes of this Section 3.10, any portfolio companies thereof, has a greater than 25 percent interest, directly or indirectly, in any Person that derives revenues from any line of business set forth in Section 3.10 of the Parent Disclosure Schedule.

Section 3.11 Ownership of Company Ordinary Shares. Neither Parent nor any of its Affiliates beneficially owns any Company Ordinary Shares except as set forth in Section  3.11 of the Parent Disclosure Schedule.

Section 3.12 No Vote of Parent Stockholders. No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by Law, the organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded in order for Parent to consummate the transactions contemplated by this Agreement, including the Acquisition and the Financing.

Section 3.13 Withholding. As of the date of this Agreement, no Tax imposed by the Bailiwick of Jersey or any political subdivision thereof will be required to be withheld or deducted from the Offer Consideration or the Parent Termination Fee. Neither Parent nor Purchaser is a resident for Tax purposes in any jurisdiction other than the United States, the Bailiwick of Jersey or the United Kingdom. Elliott Associates, L.P. and Elliott International, L.P. are organized in the United States (or a political subdivision thereof) and the Cayman Islands, respectively, and their principal place of management is in the United States or the Cayman Islands. Brookfield Asset Management Inc. and Brookfield Capital Partners VI L.P. are organized in Canada (or a political subdivision thereof) and the Cayman Islands, respectively, and their principal place of management is in the United States, Canada or the Cayman Islands.

Section 3.14 Investigation; No Other Representations. Each of Parent and Purchaser has conducted its own independent review and analysis of the business, operations, assets, Contracts, Intellectual Property, real estate, technology, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries, and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and its Subsidiaries that it and its Representatives have requested to review and that it and its Representatives have had the opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Each of Parent and Purchaser acknowledges that neither the Company nor any of its Subsidiaries nor any Person on behalf of the Company makes, and neither Parent nor Purchaser has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Purchaser in connection with the transactions contemplated by this Agreement, including the accuracy, completeness or currency thereof other than the representations and warranties expressly set forth in Article 2 (as qualified by the Company Disclosure Schedule) or in any certificate delivered pursuant to Section 5.3(c). Without limiting the foregoing, except in the case of fraud with respect to the representations and warranties contained herein, each of Parent and Purchaser acknowledges and agrees that, except for any remedies available under this Agreement with respect to the representations and warranties expressly set forth in Article 2 (as qualified by the Company Disclosure Schedule) or in any certificate delivered pursuant to Section 5.3(c), neither the Company nor any of its Subsidiaries will have or be subject to any liability or other obligation to Parent, Purchaser, the Equity Investors or their Representatives or Affiliates resulting from Parent’s, Purchaser’s, the Equity Investors’ or their Representatives’ or Affiliates’ use of or reliance on any information, documents, projections, forecasts or other material made available to Parent, Purchaser or their Representatives or Affiliates, including in the due diligence materials provided to Parent (including any information made available in the electronic data room maintained by or on behalf of the Company or its Representatives for purposes of the transactions contemplated by this Agreement), teasers, marketing materials, consulting reports or materials, confidential information memoranda, management presentations (formal or informal), functional “break-out” discussions, responses to questions submitted on behalf of Parent, Purchaser or their respective Representatives or in any other form in connection with the transactions contemplated by this Agreement. Without limiting the foregoing, the Company makes no representation or warranty to Parent or Purchaser with respect to any business or financial projection, guidance or forecast relating to the Company or any of its Subsidiaries or any of their respective businesses, whether or not included in the data room or any management presentation.

ARTICLE 4

COVENANTS AND AGREEMENTS

Section 4.1 Conduct of Business.

(a) During the period from the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, except (i) as may be required by applicable Law, (ii) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), (iii) as expressly contemplated or required by this Agreement, (iv) in connection with any commercially reasonable action taken, or omitted to be taken, pursuant to or in connection with any COVID-19 Measures, which action or inaction the Company has determined in good faith to be in the best interests of the Company (provided the Company shall consult in good faith with Parent prior to such action or omission to the extent reasonably practicable) or (v) as set forth in Section 4.1(a) of the Company Disclosure Schedule, the Company shall and shall cause each of its Subsidiaries to (A) conduct its business in all material respects in the ordinary course and (B) use commercially reasonable efforts to maintain and preserve intact, in all material respects, its business organization and business relations (including its relationships with customers, vendors, licensors, licensees, Governmental Entities and other Persons with which it has significant business dealings); provided, however, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 4.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision of Section 4.1(b).

(b) During the period from the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, except (v) as may be required by applicable Law, (w) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed with respect to Sections 4.1(b)(vii)–(xix), (x) as expressly contemplated or required by this Agreement, (y) in connection with any commercially reasonable action taken, or omitted to be taken, pursuant to or in connection with any COVID-19 Measures, which action or inaction the Company has determined in good faith to be in the best interests of the Company (provided the Company shall consult in good faith with Parent prior to such action or omission to the extent reasonably practicable) or (z) as set forth in Section 4.1(b) of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (x) amend or otherwise change the Company Articles of Association, (y) amend or otherwise change any articles of association, certificate of incorporation or bylaws, or other comparable charter or organizational documents, of the Company’s Significant Subsidiaries or (z) amend or otherwise change any articles of association, certificate of incorporation or bylaws, or other comparable charter or organizational documents, of the Company’s Subsidiaries (other than amendments to the governing documents of any wholly-owned Subsidiary of the Company that would not prevent, delay or impair the transactions contemplated by this Agreement);

(ii) adjust, split, combine or reclassify any shares, voting securities or other equity interests of the Company or any of its Subsidiaries;

(iii) make, establish a record date for, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any of its shares, or any other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any of its shares, except for (A) any such transactions solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (B) the acceptance of Company Ordinary Shares as payment for the exercise price of Company Options, (C) the acceptance of Company Ordinary Shares, or withholding of Company Ordinary Shares otherwise deliverable, to satisfy withholding Taxes incurred in connection with the exercise, vesting and/or settlement of Company Equity Awards or (D) the making, declaration or payment of any dividend or distribution solely among the Company and any Subsidiary that is a guarantor under the Company Credit

Agreement or among such Subsidiaries; provided that the Company may make, declare and pay quarterly cash dividends (and, with respect to the Company Equity Awards, as and if applicable, dividends or dividend equivalents) in an amount per share not in excess of $0.06 per quarter and with record dates substantially consistent with the record dates customarily used by the Company for the payment of quarterly cash dividends, including with respect to the quarter in which the Effective Time occurs unless the Effective Time predates the record date for such quarter (the “Permitted Dividends”); provided, further, if any dividend or other distribution or return of value is declared, made or paid or becomes payable by the Company in respect of any Scheme Share on or after the date hereof and with a record date before the Effective Time, other than the Permitted Dividends, there shall be an adjustment to the amount payable to Scheme Shareholders under the Scheme by reference to the aggregate amount of the distribution that has been declared, made, paid or is payable and, for the avoidance of doubt, any such adjustment shall not be regarded as nor shall it constitute any modification, revision or variation of the terms of the Scheme;

(iv) grant any Company Equity Awards or other equity-based awards or interests, other than as set forth on Section 4.1(b)(iv) and (x) of the Company Disclosure Schedule;

(v) issue any additional shares or securities convertible or exchangeable into, or exercisable for, any of its shares or any options, warrants, or other rights of any kind to acquire any of its shares, except (A) pursuant to the due exercise, vesting and/or settlement of Company Equity Awards outstanding as of the date hereof or issued after the date of this Agreement in accordance with the following clause (B), or pursuant to the Company ESPP, (B) any Company Equity Awards or other equity-based awards or interests granted after the date hereof in accordance with the foregoing clause (iv) or (C) in transactions solely among the Company and its Subsidiaries or among the Company’s Subsidiaries;

(vi) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization, other than any mergers, consolidations or reorganizations solely among the Company and its Subsidiaries or among the Company’s Subsidiaries;

(vii) incur, assume, guarantee or otherwise become liable for or modify in any material respect the terms of any Indebtedness for borrowed money or issue or sell any debt securities or any rights to acquire any debt securities, except for (A) any Indebtedness for borrowed money among the Company and/or its Subsidiaries or among Subsidiaries of the Company, (B) guarantees by the Company of Indebtedness for borrowed money of Subsidiaries of the Company or guarantees by Subsidiaries of the Company of Indebtedness for borrowed money of the Company or any of its Subsidiaries, which Indebtedness is incurred in compliance with this clause (vii) or is outstanding on the date hereof, (C) Indebtedness for borrowed money incurred pursuant to agreements entered into by the Company or any Subsidiary of the Company in effect prior to the execution of this Agreement and (D) additional Indebtedness for borrowed money incurred by the Company or any of its Subsidiaries not to exceed $10 million in aggregate principal amount outstanding;

(viii) other than in accordance with contracts or agreements in effect on the date hereof, sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets having a value in excess of $25 million individually or $50 million in the aggregate to any Person (other than to the Company or a wholly owned Subsidiary of the Company and other than (A) non-exclusive licenses of Intellectual Property in the ordinary course of business, (B) sales of equipment in the ordinary course of business or that is obsolete or worthless or (C) commodity, purchase, sale or hedging agreements that can be terminated upon 90 days or less notice without penalty, in each case of this clause (C) in the ordinary course of business);

(ix) acquire any Person or business or assets of any other Person (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise) or make any investment in any Person (by purchase of stock or securities or contributions to capital), in each case other than a wholly owned Subsidiary of the Company, if such acquisition or investment is in excess of $25 million individually or $50 million in the aggregate;

(x) except as required by any Collective Bargaining Agreement or Company Benefit Plan, (A) establish, adopt, amend or terminate any Company Benefit Plan or create or enter into any plan,

agreement, program, policy, trust, fund or other arrangement that would be a Company Benefit Plan if it were in existence as of the date of this Agreement, except for any changes to such Company Benefit Plans made during the annual open enrollment process in the ordinary course of business consistent with past practice that do not materially increase benefits or result in a material increase in administrative costs, (B) increase in any manner the compensation (including severance, change-in-control and retention compensation) or benefits of any current or former employees of the Company or its Subsidiaries except for increases in annual base salaries in the ordinary course of business, (C) pay or award, or commit to pay or award, any bonuses or incentive compensation, (D) accelerate any rights, funding or benefits under any Company Benefit Plan, (E) amend the funding obligation or contribution rate of any Company Benefit Plan or change any underlying assumptions to calculate benefits payable under any Company Benefit Plan, except as may be required by GAAP, or (F) accelerate the time of vesting or payment of any award under any Company Benefit Plan;

(xi) (A) terminate the employment or engagement of any employee or natural independent contractor of the Company or its Subsidiaries whose annual base salary is in excess of $250,000 other than for cause (determined consistent with past practice), (B) cause or consummate any “plant closing” or “mass layoff” (in each case as defined by the WARN Act or other terminations of employees that would create any obligations upon or liabilities for the Company or its Subsidiary under the WARN Act or similar state or local Laws), or (C) hire or engage, or make an offer to hire or engage, any individual to become employed or engaged by the Company or its Subsidiaries whose annual base salary or fee is in excess of $250,000;

(xii) (i) modify, renew, extend, or enter into any material labor agreement, collective bargaining agreement or any other labor-related agreements or arrangements with any labor union, labor organization or works council, in each case, other than in the ordinary course and consistent with past practice, or (ii) recognize or certify any labor union, labor organization, works council, or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;

(xiii) implement or adopt any material change in its financial accounting principles or methods, other than as may be required by GAAP or applicable Law;

(xiv) other than in the ordinary course of business or as is consistent with past practice, (I) make or revoke any material Tax election; (II) change an annual Tax accounting period; (III) adopt or change any material Tax accounting method; (IV) settle or compromise any material Tax liability or any audit, claim or proceeding; (V) file (or cause to be filed) any material amended Tax Return; (VI) surrender in writing any right to a material refund of Taxes; (VII) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes (other than any valid (A) automatic or automatically granted extension of the due date of a Tax Return or (B) requested extension with respect to pending audits, actions or proceedings); or (VIII) change its residence for Tax purposes or, to the Knowledge of the Company, establish a permanent establishment outside of its jurisdiction of incorporation for Tax purposes, in each case, relating to Taxes of the Company or its Subsidiaries for an amount materially in excess of amounts reserved therefor (it being agreed and understood that, notwithstanding any other provision, none of clauses (i) through (xiii) nor clauses (xv) through (xx) of this Section 4.1(b) shall apply to tax compliance matters (other than clause (xx) insofar as it relates to this clause (xiv)));

(xv) enter into, modify or amend, terminate or waive or release any rights under any Material Contract in any material respect, other than in the ordinary course of business;

(xvi) settle or compromise any pending or threatened Proceeding, or pay, discharge or satisfy or agree to pay, discharge or satisfy any claim with respect to any Proceeding, other than the settlement, compromise, payment, discharge or satisfaction of (A) Proceedings (1) providing solely for the payment of monetary damages that are reflected or reserved against in full in the Company balance sheet or covered in full by existing insurance policies or (2) for amounts less than $250,000 individually or $1,000,000 in the aggregate and (B) Tax Proceedings (Tax Proceedings being governed solely by Section 4.1(b)(xiv));

(xvii) agree to any covenant limiting the ability of the Company or any of its Subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area, in each case that is material to the Company and its Subsidiaries taken as a whole;

(xviii) (A) acquire or dispose of any real property or (B) enter into, extend, terminate or materially modify any Company Lease other than in the ordinary course of business;

(xix) (A) sell, assign or transfer all or any portion of the Owned Intellectual Property, (B) grant any exclusive licenses of Owned Intellectual Property or (C) abandon or cease to prosecute or maintain any of the Company Registered Intellectual Property, in each case other than in the ordinary course of business; or

(xx) agree to take, or make any commitment to take, any of the foregoing actions that are prohibited pursuant to this Section 4.1(b).

(c) During the period from the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, Parent shall not, and shall not permit any of its Subsidiaries, the Equity Investors or the Equity Investors’ respective controlled Affiliates to, acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”) or enter into any new line of business set forth in Section 3.10 of the Parent Disclosure Schedule, if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition or the entering into of such new line of business, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impede the obtaining of, or adversely affect in any material respect the ability of Parent or Purchaser to procure, any authorizations, consents, orders, declarations or approvals of any Governmental Entity or the expiration or termination of any applicable waiting period, in each case necessary to consummate the transactions contemplated hereby or (B) materially increase the risk of any Governmental Entity entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated hereby.

(d) Notwithstanding the foregoing, nothing contained in this Agreement shall give to Parent or the Purchaser, directly or indirectly, rights to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time, and the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations prior to the Effective Time.

Section 4.2 Access.

(a) Solely for purposes of facilitating the consummation of, and for other good faith and bona fide purposes related to consummating, the transactions contemplated hereby, the Company shall afford Parent and its Representatives reasonable access during normal business hours upon reasonable advance notice to the Company, throughout the period from the date hereof until the earlier of the termination of this Agreement and the Effective Time, to its and its Subsidiaries’ personnel, properties, contracts, Tax Returns, books and records and such other information concerning its business, properties and personnel as Parent may reasonably request. Notwithstanding anything to the contrary contained in this Section 4.2(a), any document, correspondence or information or other access provided pursuant to this Section 4.2(a) may be redacted or otherwise limited to the extent required to prevent disclosure of information concerning the valuation of the Company and the Acquisition or other similarly confidential or competitively sensitive information, including information relating to the process conducted by the Company that led to the execution of this Agreement. All access pursuant to this Section 4.2(a) shall be (i) conducted in such a manner as not to interfere unreasonably with the normal operations of the Company or any of its Subsidiaries and (ii) coordinated through the General Counsel of the Company or another designee of the Company.

(b) Notwithstanding anything to the contrary contained in this Section 4.2, neither the Company nor any of its Subsidiaries shall be required to provide any access, or make available any document, correspondence or information, if and to the extent doing so would, in the reasonable judgment of the Company’s legal counsel, (i) jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or (ii) conflict with any (A) Law applicable to the Company or any of its Subsidiaries or the assets, or operation of the business, of the Company or any of its Subsidiaries (including any COVID-19 Measures) or (B) Contract to which the Company or any of its Subsidiaries is a party or by which any of their assets or properties are bound as of the date hereof; provided that in such instances the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, reasonably cooperate with the other party to provide such information, in whole or in part, in a manner that would not result in any of the outcomes described in the foregoing clauses (i) and (ii).

(c) The parties hereto hereby agree that all information provided to them or their respective Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be governed in accordance with the confidentiality letter agreements, dated as of November 18, 2021 and November 21, 2021, between the Company and Elliott Investment Management L.P. and Brookfield Capital Partners LLC (the “Confidentiality Agreements”), each of which shall continue in full force and effect in accordance with its terms through the Closing and each of which shall terminate upon the Closing; provided that nothing in this Agreement or the Confidentiality Agreements shall be deemed to prohibit, restrict or limit any disclosure or communication (i) by Parent, Purchaser, their Affiliates or their respective Representatives to existing or prospective general or limited partners, equity holders, members, managers and investors of Parent, Purchaser or their respective Affiliates solely in their capacities as such (provided any such prospective general or limited partners, equity holders, members, managers and investors agree to treat such information as confidential), or (ii) by the Equity Investors, their Affiliates or their respective Representatives in connection with the assignment or syndication of any portion of their equity commitment to the extent permitted under, and pursuant to, their respective Equity Commitment Letters.

Section 4.3 No Solicitation.

(a) Notwithstanding anything to the contrary set forth in this Agreement, during the period beginning on the date hereof and continuing until 11:59 p.m., Eastern time on May 12, 2022 (the “No-Shop Period Start Date”), the Company and its Representatives shall have the right to: (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, a Company Takeover Proposal; (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, furnish to any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives), any non-public or other information relating to the Company and its Subsidiaries or afford to any such Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) access to the business, properties, assets, books, records or other non-public or other information, or to any personnel, of the Company and its Subsidiaries (provided, however, that the Company will substantially concurrently provide to Parent any non-public information concerning the Company or its Subsidiaries provided to such Third Party, which was not previously provided to Parent, and the Company and its Representatives shall not provide any competitively sensitive non-public information to any Third Party who is or whose Affiliates are a competitor of the Company (as determined in good faith by the Company), except in accordance with customary “clean room” or similar procedures); (iii) continue, enter into, maintain, participate or engage in discussions or negotiations with any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) with respect to a Company Takeover Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to a Company Takeover Proposal); and (iv) cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Company Takeover Proposal, including that the Company may grant a limited waiver under any “standstill provision” or similar obligation of any Third Party with respect to the Company or any of its Subsidiaries solely to allow such Third Party to submit or amend a Company Takeover Proposal on a confidential basis to the Company Board (or any committee thereof).

(b) Except as permitted by this Section 4.3, from the No-Shop Period Start Date until the earlier to occur of the valid termination of this Agreement pursuant to, and in accordance with, Article 6 and the Effective Time, the Company shall not, and shall cause each of its Subsidiaries and its and their respective officers and directors not to, and shall instruct each of its other Representatives not to, directly or indirectly, (i) solicit, initiate, propose, knowingly assist, knowingly encourage or knowingly facilitate any inquiry, proposal or offer that constitutes, relates to or would reasonably be expected to lead to, a Company Takeover Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any other Person any information in connection with or for the purpose of encouraging or facilitating, any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal (other than to ascertain facts from the Person making such proposal or offer for the sole purpose of the Company Board informing itself about such proposal or offer and the Person that made it and for the Company to refer the inquiring Person to this Section 4.3), (iii) enter into any letter of intent, agreement or agreement in principle relating to or providing for a Company Takeover Proposal (other than an Acceptable Confidentiality Agreement) (a “Company Acquisition Agreement”), or (iv) publicly approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal.

(c) Except as permitted by this Section 4.3 and subject to compliance with this Section 4.3, from the No-Shop Period Start Date until the earlier to occur of the valid termination of this Agreement pursuant to, and in accordance with, Article 6 and the Effective Time, the Company shall cease and cause to be terminated any discussions or negotiations with any Persons (other than Parent and its Affiliates and their respective Representatives) that may be ongoing with respect to a Company Takeover Proposal. Except as permitted by this Section 4.3, within two (2) Business Days following the No-Shop Period Start Date, the Company shall request in writing that all non-public information previously provided by or on behalf of the Company or any of its Subsidiaries to any Third Party with whom a confidentiality agreement was entered into during the twelve (12)-month period immediately preceding the No-Shop Period Start Date relating to a potential Company Takeover Proposal be promptly returned or destroyed to the extent required by and in accordance with the terms of such confidentiality agreement. Except as permitted by this Section 4.3, on the No-Shop Period Start Date, the Company will (x) cease providing any further information with respect to the Company or its Subsidiaries to any such Third Party or its Representatives and (y) immediately terminate all access granted to any such Third Party and its Representatives to any physical or electronic data room. The Company shall not release any Third Party from, or waive, amend or modify any standstill or confidentiality provision with respect to a Company Takeover Proposal in any agreement to which the Company is a party; provided, that if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and outside financial advisors, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, the Company may waive any such standstill provision to the extent necessary to permit a Third Party to make a Company Takeover Proposal. Notwithstanding the commencement of the No-Shop Period Start Date, the Company may continue to engage in the activities described in Section 4.3(a) and Section 4.3(b) with respect to any Excluded Party, including with respect to any amended or modified Company Takeover Proposal submitted by any Excluded Party following the No-Shop Period Start Date, and the restrictions in this Section 4.3 shall not apply with respect thereto.

(d) If at any time prior to the time of the Court Sanction, or if the Non-Solicitation Deadline Resolution is approved by the Company’s shareholders at the Company Shareholders’ Meeting, prior to the time the Company Shareholder Approval is obtained, the Company receives a written Company Takeover Proposal from any Person, and if the Company Board determines in good faith, after consultation with its outside legal counsel and outside financial advisors, that such Company Takeover Proposal constitutes or would reasonably be expected to lead to a Company Superior Proposal, then the Company and its Representatives may (i) furnish, pursuant to an executed confidentiality agreement (x) that does not contain any provision that would prevent the Company from complying with its obligations to provide disclosure to Parent pursuant to this Section 4.3(d) and (y) containing confidentiality provisions that are not less favorable in any material respect to the Company than those contained in the Confidentiality Agreement (an “Acceptable Confidentiality Agreement”), information (including non-public information) with respect to the Company and its Subsidiaries to the Person that has made such

Company Takeover Proposal and its Representatives (provided, however, that the Company (1) will not, and will not permit its Subsidiaries or its or their Representatives to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will substantially concurrently provide to Parent any non-public information concerning the Company or its Subsidiaries provided to such Third Party, which was not previously provided to Parent) and (ii) engage in or otherwise participate in discussions or negotiations with the Person making such Company Takeover Proposal and its Representatives regarding such Company Takeover Proposal. The Company shall promptly (and in any event within twenty-four (24) hours) notify Parent in writing if the Company takes any of the actions in the foregoing clauses (i) and (ii).

(e) The Company shall promptly (and in no event later than twenty-four (24) hours after receipt) notify Parent in writing in the event that the Company or any of its Representatives receives a Company Takeover Proposal. Such notice shall indicate the identity of the Person making the Company Takeover Proposal, and the material terms and conditions of any such Company Takeover Proposal, including unredacted copies of such a written Company Takeover Proposal, including proposed agreements received by the Company relating to such Company Takeover Proposal or, if such Company Takeover Proposal is not in writing, a reasonably detailed written description of the material terms and conditions thereof. Without limiting the Company’s other obligations, the Company shall keep Parent reasonably informed, on a reasonably prompt and current basis, as to the status and material terms of (including any change in price or form of consideration and any other material developments with respect to) such Company Takeover Proposal, including by providing an unredacted copy of all proposed agreements relating thereto that are exchanged between the Company (or its Representatives) and the Third Party (or its Representatives) making such Company Takeover Proposal within twenty-four (24) hours after the Company’s receipt or sending thereof.

(f) Except as permitted by this Section 4.3 and subject to compliance with this Section 4.3, neither the Company Board nor any committee thereof shall (i) (A) fail to make, qualify, withhold, withdraw or modify, or publicly propose to fail to make qualify, withhold, withdraw or modify, in each case, in any manner adverse to Parent, the Company Recommendation, (B) adopt, approve, declare advisable or recommend, or publicly propose to adopt, approve, declare advisable or recommend, a Company Takeover Proposal, (C) fail to recommend against acceptance of any Company Takeover Proposal that is a tender offer or exchange offer for the Company Ordinary Shares within ten (10) Business Days after commencement of such offer pursuant to Rule 14d-2 of the Exchange Act (it being understood that in recommending against acceptance, the Company Board may state that it is reviewing the Company Takeover Proposal), (D) fail to publicly reaffirm the Company Recommendation within five (5) Business Days after Parent so requests in writing following the public disclosure of a Company Takeover Proposal (other than the type referred to in clause (C)) (it being understood that in reaffirming the Company Recommendation, the Company Board may state that it is reviewing the Company Takeover Proposal), (E) fail to include the Company Recommendation in the Proxy Statement, or (F) publicly propose to take any action described in the foregoing clauses (A) through (E) (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”) or (ii) authorize, cause or permit the Company or any of its Subsidiaries to enter into any Company Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time after the date of this Agreement and prior to the time of the Court Sanction, or if the Non-Solicitation Deadline Resolution is approved by the Company’s shareholders at the Company Shareholders’ Meeting, prior to the time the Company Shareholder Approval is obtained, the Company Board may make a Company Adverse Recommendation Change of the type described in clauses (A), (D) or (E) (or of the type described in clause (F) with respect to clause (A), (D) or (E)) in response to any material event, change, occurrence or development with respect to the Company or any of its Subsidiaries that was not known to or reasonably foreseeable by the Company Board as of the date hereof and not relating to (i) any Company Takeover Proposal or (ii) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period, or changes in the market price or trading volume of the Company Ordinary Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (ii) may be taken into account) (each such event, change, occurrence or development, an “Intervening Event”) if, prior to taking such action, the Company Board has determined in good faith, after consultation with its outside legal counsel and outside financial advisors, that the failure to take such action would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law; provided that prior to making such Company Adverse Recommendation Change, (x) the Company has given Parent at least four (4) Business Days prior written notice of its intention to take such action specifying, in reasonable detail, the reasons therefor and the Intervening Event, (y) during such four (4) Business Day Period, the Company has (1) negotiated, and has caused its Representatives to, if requested by Parent, negotiate with Parent and its Representatives in good faith to make amendments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines that the failure to make a Company Adverse Recommendation Change in response to such Intervening Event would be inconsistent with the Company Board’s fiduciary duties under applicable Law, and (2) provided to Parent and its Representatives all applicable material information with respect to such Intervening Event reasonably requested by Parent to permit it to propose revisions to the terms of the Agreement, and (z) at the end of such notice period, the Company Board shall have considered in good faith any revisions to the terms of this Agreement proposed in writing by Parent and any other information provided by Parent in response to the notice specified in the preceding clause (x), and shall have determined, after consultation with its outside legal counsel and outside financial advisors, that the failure to make a Company Adverse Recommendation Change would continue to be reasonably expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law.

(g) Notwithstanding anything to the contrary set forth in this Agreement, at any time after the date of this Agreement and prior to the time of the Court Sanction, or if the Non-Solicitation Deadline Resolution is approved by the Company’s shareholders at the Company Shareholders’ Meeting, prior to the time the Company Shareholder Approval is obtained, if the Company Board has determined in good faith that a Company Takeover Proposal made after the date hereof constitutes a Company Superior Proposal, the Company Board may, subject to compliance with this Section 4.3(g) (i) make a Company Adverse Recommendation Change or (ii) cause the Company to terminate this Agreement in accordance with Section 6.1(c) in order to enter into a definitive agreement relating to such Company Superior Proposal subject to paying the Company Termination Fee in accordance with Section 6.3; provided, that prior to making such Company Adverse Recommendation Change or so terminating this Agreement, (A) the Company has given Parent at least four (4) Business Days prior written notice of its intention to take such action, which notice shall include a description of the material terms and conditions of, and the identity of the Person making, such Company Superior Proposal and a copy of any proposed definitive Company Acquisition Agreement providing for such Company Superior Proposal, (B) during such four (4) Business Day period, the Company has negotiated, and has caused its Representatives to, if requested by Parent, negotiate with Parent and its Representatives in good faith to make amendments to the terms and conditions of this Agreement in a manner that would obviate the need to effect a Company Adverse Recommendation Change, and (C) at the end of such notice period, the Company Board shall have considered in good faith any revisions to the terms of this Agreement proposed in writing by Parent and any other information provided by Parent in response to the notice specified in the preceding clause (A), and shall have determined that such Company Superior Proposal would continue to constitute a Company Superior Proposal if such revisions proposed by Parent were to be given effect, and (D) in the event of any material change to the terms of such Company Superior Proposal, the Company shall, in each case, have delivered to Parent an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence during which time the Company shall be required to comply with the requirements of this Section 4.3(g) anew with respect to such additional notice, including clauses (A) through (C) of this proviso (except that the reference to “four (4) Business Days” in clause (A) of this proviso shall be replaced with “two (2) Business Days”).

(h) Nothing contained in this Section 4.3 shall prohibit the Company or the Company Board from (i) taking or disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communications to shareholders of the Company), (ii) making any “stop, look and listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to shareholders of the Company) or (iii) making any disclosure to the shareholders of the Company if the Company Board determines in good faith, after consultation with its outside legal counsel and outside financial advisors, that the failure to make such disclosure would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; provided that nothing in this Section 4.3(h) shall be deemed to permit a Company Adverse Recommendation Change other than in accordance with Sections 4.3(f) or 4.3(g).

Section 4.4 Filings; Other Actions.

(a) As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare the preliminary Proxy Statement. Parent and Purchaser shall cooperate with the Company in the preparation of the Proxy Statement and furnish all information concerning Parent and Purchaser that is required in connection with the preparation of the Proxy Statement. The Company shall provide Parent and Purchaser and their respective advisors with a reasonable opportunity to review the Proxy Statement and any amendment or supplement thereto, the Proxy Forms and any documents to be circulated to the holders of Company Options or Company RSU Awards in connection with the transactions contemplated by this Agreement (together the “Key Acquisition Documents”) (and shall consider in good faith such comments reasonably proposed by Parent and Purchaser for inclusion therein) prior to its filing. No filing of, or amendment or supplement to, the Proxy Statement shall be made by the Company without the prior review and input by Parent and Purchaser and the Company shall consider Parent’s and Purchaser’s comments in good faith. As promptly as reasonably practicable (and in any event within five (5) Business Days) after the No-Shop Period Start Date (or such earlier date as the Company determines in its sole discretion), subject to the receipt from Parent and Purchaser of the information described in the preceding sentence of this paragraph (a), the Company shall file the preliminary Proxy Statement with the SEC. The Company shall respond promptly to any comments from the SEC or the staff of the SEC. The Company shall notify Parent promptly of the receipt of any comments (whether written or oral) from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company and any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Company shall ensure that (i) the Key Acquisition Documents will not, on the date it is first mailed to Company’s shareholders and/or holders of options or RSUs (as applicable) and at the time of the Company Shareholders’ Meeting, include any untrue statement of a material fact or omit to state any material fact to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) the Proxy Statement complies in all material respects with the requirements of the Exchange Act and the Companies Act. If at any time prior to the Court Meeting or the Company Shareholders’ Meeting (or any adjournment or postponement thereof) any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, is discovered by Parent or the Company that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company. The Company shall cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as reasonably practicable after the later of (i) the resolution of all comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement (such date, the “Proxy Clearance Date”) and (ii) receipt of an order of the Court that the Company shall have permission to convene the Court Meeting.

(b) Subject to Sections 4.3 and 4.4(c), the Company shall take all action necessary in accordance with applicable Law, the Company Articles of Association and any directions of the Court to (i) set a record date for and duly give notice of the Court Meeting and the Company Shareholders’ Meeting, and convene and use reasonable best efforts to hold (A) the Court Meeting on the date set out in the Proxy Statement, or such later date as may be agreed in writing between Purchaser and the Company (each acting reasonably) and with the approval of the Court (if required), and (B) the Company Shareholders’ Meeting as promptly as reasonably practicable and as permissible under applicable Law following the mailing of the Proxy Statement to the

Company’s shareholders, it being understood that the Company Shareholders’ Meeting shall be held as promptly as reasonably practicable following the Court Meeting, and (ii) implement the Scheme in accordance with the terms and conditions of the Scheme Annex and, so far as reasonably practicable (and, in respect of the Convening Hearing and the Sanction Hearing, subject to Court date availability), the Timetable. Unless the Company shall have made a Company Adverse Recommendation Change, the Company shall include the Company Recommendation in the Proxy Statement and shall solicit, and use its reasonable best efforts to obtain, the Company Shareholder Approval at the Court Meeting and the Company Shareholders’ Meeting. Without limitation to the foregoing, the Company shall (i) solicit from the Scheme Shareholders proxies in favor of the Scheme and use reasonable best efforts to regularly liaise with DTC and the Paying Agent for such purpose, without limiting the Company’s obligations in Section 4.3(c) and Section 4.5(k), and (ii) comply with the obligations set forth in Section 4.4(b) of the Company Disclosure Schedule.

(c) The Company shall cooperate with and keep Parent informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to the Company’s shareholders, without limiting the Company’s obligations under Section 4.5(k). The Company may, after consultation with Parent and Purchaser and acting in good faith in taking into account the views of Parent or Purchaser, adjourn or postpone the Court Meeting and/or the Company Shareholders’ Meeting (i) to allow time for the filing and dissemination of any supplemental or amended disclosure document that the Company Board has determined in good faith (after consultation with its outside legal counsel and financial advisors) is required to be filed and disseminated under applicable Law (including, for the avoidance of doubt, by the Court) or by a request from the SEC or official interpretation of the SEC Staff, and the evaluation of such supplemental or amended disclosure document by the Company’s shareholders required under applicable Law; (ii) if there are insufficient Company Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Court Meeting or the Company Shareholders’ Meeting; (iii) if at any time the Company reasonably determines in good faith (after consultation with its outside legal counsel and financial advisors) that the Company Shareholder Approval is unlikely to be obtained at the Court Meeting or the Company Shareholders’ Meeting; (iv) if at any time the Company reasonably determines in good faith postponement or adjournment is necessary to ensure the health or safety of the shareholders of the Company or any other participants in the Company Shareholders’ Meeting in order to comply with applicable Law or any written recommendations of Governmental Entities in place in relation to the health or safety of the general public; or (v) with the prior written consent of Parent. Without the prior written consent of Parent, the matters contemplated by the Company Shareholder Approval shall be the only matters (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s shareholders in connection with the matters contemplated by the Company Shareholder Approval) that the Company shall propose to be acted on by the shareholders of the Company at the Court Meeting and the Company Shareholders’ Meeting, taken together.

Section 4.5 Implementation of the Scheme. The Company shall be responsible for preparation of the Scheme Information to the standard that is required for the Company to meet its legal and regulatory obligations in relation to the preparation of the Scheme Information including the UK Scheme Regulations and to satisfy any other requirements that may reasonably be expected by, or as directed by, the Court, other than any information relating to, and supplied or to be supplied by or on behalf of, Parent or Purchaser for inclusion in the Scheme Information. The Company shall ensure that the Scheme Annex includes customary terms relating to the transfer of shares subject to the Scheme fully paid up with full title guarantee free from all encumbrances and with all rights attaching to them at the Effective Time, including the right to receive all dividends and other distributions declared, made or paid by the Company with a record date falling after the Effective Time. The Company shall procure that the directors of the Company accept responsibility for all the information in the Scheme Information (and any other document required by applicable Law to be published in connection with the Scheme) relating to themselves (and members of their immediate families, related trusts and persons connected with them), the Company and its Subsidiaries, any statements of opinion, belief or expectation of the directors of the Company in relation to the Acquisition or the Company and its Subsidiaries and any other information in the Scheme Information for which they are required by applicable Law to accept responsibility, in each case and for the avoidance of doubt, other than any information (including any expression of opinions) supplied or to be supplied by or on behalf of Parent or Purchaser for inclusion in the Scheme Information relating to the Parent or Purchaser or their respective directors, officers, managers, Affiliates, or other Representatives, for which Parent or Purchaser shall procure that its directors or managers, as applicable, accept responsibility. Unless the Company shall have made a Company Adverse Recommendation Change in accordance with Section 4.3:

(a) the Company shall instruct a barrister in connection with the Scheme (“Counsel”) and provide Parent, Purchaser and their advisors with a summary of any advice given by such Counsel to the extent that: (i) such advice is in respect of the implementation of the Scheme; (ii) such advice does not relate to a matter where there is a conflict of interests between any of the parties or their respective Affiliates (including any of the Equity Investors) and (iii) disclosure of such advice could not reasonably be expected to be prejudicial to the Company or any of its directors, officers, employees or members or to result in the waiver of any attorney client or other legal privilege in respect of such advice;

(b) Purchaser and Parent shall each be entitled to instruct a barrister in connection with the Scheme (“Purchaser Counsel”), and the Company shall take full and proper account of advice provided to Purchaser or Parent by such barrister in respect of implementation of the Scheme and, in the event that such advice is not followed the Company shall: (i) inform Purchaser and Parent of any proposed deviation from such advice; (ii) provide an explanation for such proposed deviation; and (iii) work with Purchaser, Parent, Purchaser Counsel and Counsel to discuss in good faith any differences in the proposed advice (it being acknowledged that there is no requirement to reach a resolution);

(c) the Company shall: (i) provide Parent and Purchaser with drafts of any applications, statements, filings or other documents to be lodged with the Court in connection with the Scheme Convening Hearing, the Court Hearing or otherwise in connection with the Scheme (“Court Documentation”) in sufficient time to allow Parent and Purchaser to reasonably review and comment on such Court Documentation, including the preparation and circulation of any advertisement or notice (if required or advised by Counsel) relating to the Scheme Convening Hearing in accordance with Court’s Practice Statement (Companies: Schemes of Arrangement under Part 26 and Part 26A of the Companies Act 2006) dated 26 June 2020); and (ii) consider in good faith any comments reasonably provided by Parent and Purchaser in relation to such Court Documentation;

(d) Parent and Purchaser shall promptly furnish the Company with such additional information and assistance as the Company may reasonably request in connection with the Scheme Convening Hearing and the Court Hearing;

(e) the Company shall make all necessary applications to the Court in connection with the implementation of the Scheme and to the extent reasonably practicable (and subject to Court date availability), where applicable, in accordance with the Timetable, shall:

(i) as promptly as is reasonably practicable, (A) issue a claim form requesting the Court to give directions under Section 896(1) of the Companies Act to hold the Court Meeting (the hearing of the Court at which such matters are to be considered, or any adjournment thereof, being the “Scheme Convening Hearing”), (B) comply with all such directions of the Court, and (C) make all necessary applications, prepare and file such documents in relation to the Scheme Convening Hearing (including advertising or otherwise providing due notice of the Scheme Convening Hearing to any person affected by the Scheme in accordance with Court’s Practice Statement (Companies: Schemes of Arrangement under Part 26 and Part 26A of the Companies Act 2006) dated 26 June 2020);

(ii) use reasonable best efforts to ensure that the Scheme Convening Hearing occurs to facilitate the publication and posting of the Proxy Statement as promptly as is reasonably practicable;

(iii) seek such directions of the Court as the Company, Parent and Purchaser (acting reasonably together) consider necessary or desirable to facilitate the convening of the Court Meeting or otherwise in connection with the Scheme (including any issue which may arise in connection with the constitution of meetings of members, creditors or other interested persons) and the Scheme Information and comply with all such directions of the Court; and

(iv) seek such orders of the Court as the Company, Parent and Purchaser (acting reasonably together) consider necessary or desirable and as the Court permits to implement or facilitate the re-registration of the Company from a public limited company to a private limited company at the Effective Time, or as soon as reasonably practicable thereafter;

(f) the Company shall procure, in accordance with applicable Law, the publication of the requisite advertisements (to the extent required or deemed reasonably necessary by the Company) and publication and posting of the Proxy Statement to the Company’s shareholders on the Company’s register of members as of the record date as agreed with the Court, as promptly as reasonably practicable after the later of (i) the Proxy Clearance Date and (ii) the receipt of an order of the Court that the Company shall have permission to convene the Court Meeting;

(g) the Company shall consult with the Parent and Purchaser in relation to the determination of relevant classes in relation to the Scheme;

(h) the Company shall: (i) notify Parent and Purchaser as promptly as reasonably practicable, to the extent the Company is not prohibited by its confidentiality obligations, if it becomes aware of any concerns or issues raised by the Company’s shareholders, persons interested (or who may become interested) in securities relating to the Company or any third party in connection with or which may have an impact on the Acquisition or the matters contemplated therein, in each case, to the extent such concerns or issues would have the effect of preventing, materially delaying or impeding the consummation of the Acquisition or the other transactions contemplated by this Agreement; and (ii) reasonably consult with, and consider in good faith the reasonable views and requests of, Parent and Purchaser in connection with addressing any such concerns or issues;

(i) the Company shall comply with any directions or orders of the Court in connection with the Scheme and facilitate the convening and holding of the Court Meeting as directed by the Court;

(j) Representatives of the Company shall attend each of the Scheme Convening Hearing, the Court Meeting, the Court Hearing and the Company Shareholders’ Meeting;

(k) the Company shall keep Parent and Purchaser informed on a weekly basis (from the first (1st) Business Day immediately following the date on which the first form of proxy in respect of the Company Resolutions is returned in accordance with the instructions set out in the applicable form of proxy) of the number of proxies received in respect of the Company Shareholder Approvals, including details of the number of proxy votes for and against the Company Shareholder Approvals, the number of abstentions and the number of spoiled forms of proxy;

(l) the Company shall, as promptly as practicable after the date on which the last of all conditions set forth in Article 5 (other than the conditions set forth in Section 5.1(d) and Section 5.1(e) and those other conditions that by their nature are to be satisfied at or after the Measurement Time) are expected to be satisfied or waived (to the extent permitted hereunder), (i) use reasonable best efforts (subject to Court date availability) to arrange the Court Hearing; provided, that if the Marketing Period has not ended at the time the Court Hearing would be so arranged, the Company shall use reasonable best efforts (subject to Court date availability) to arrange such Court Hearing on the earlier of (x) a Business Day during or after the Marketing Period specified by Parent in writing on no fewer than ten (10) Business Days’ notice to the Company and (y) the Business Day immediately following the last day of the Marketing Period (it being understood, for the avoidance of doubt, that the Court Hearing shall not occur prior to the earlier of the dates set forth in the foregoing clauses (x) and (y)), subject in each case to the expected satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article 5 (other than the conditions set forth in Section 5.1(d) and Section 5.1(e) and those other conditions that by their nature are to be satisfied at or after the Measurement Time) and (ii) prepare and issue, serve and lodge all such Court documents as are required and use reasonable best efforts to seek the Court Sanction;

(m) once approved by Purchaser (pursuant to the terms set out in Section 4.4(a)) and the Court, the Company shall not seek (by application to the Court or otherwise) to: (i) revise the Scheme Annex or this Agreement; or (ii) amend the terms of the Acquisition;

(n) the Company shall not (unless required by the Court) make any application to the Court for or agree to an extension of time in connection with, or to any variation, amendment, withdrawal or nonenforcement (in whole or in part) of, the Scheme without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed);

(o) if applicable, the Purchaser shall provide to the Company in advance of the Effective Time a written undertaking addressed to HMRC confirming that, following the Effective Time, the Purchaser will present the forms of transfer relating to the Company Ordinary Shares to HMRC for stamping, together with the amount of stamp duty payable thereon (if any);

(p) following (i) the close of business (London Time), but no later than 6:00 p.m. (London time), on the Business Day immediately prior to the date scheduled for the Court Hearing where the Court Hearing is scheduled for no later than 11:00 a.m. (London time), or (ii) at 9:00 a.m. (London time) on the date scheduled for the Court Hearing where the Court Hearing is scheduled for a time after 11:00 a.m. (London time) (the “Measurement Time”), Purchaser shall:

(i) deliver a written confirmation, duly executed by an authorized signatory of Purchaser, that the conditions set forth in Article 5 (other than Section 5.1(a) (to the extent tested as of immediately prior to the Closing) and the conditions set forth in Section 5.1(d) and Section 5.1(e)) have been satisfied or waived;

(ii) instruct counsel to appear on its behalf at the Court Hearing (including on a joint basis with the other parties) and undertake to the Court to be bound by the terms of the Scheme; and

(iii) give such undertakings as are required by the Court as are reasonably necessary for the proper implementation of the Scheme;

(q) subject to Section 5.4 and the approval by the Company’s shareholders of the Board Direction Resolution, the Company shall deliver to Companies House in accordance with Section 899(4) of the Companies Act a true, complete and accurate copy of the Court Order not later than one (1) Business Day following the Court Hearing (it being acknowledged that in the event that the Board Direction Resolution is not approved by the Company’s shareholders at the Company Shareholders’ Meeting, it shall not be interpreted as a direction from the Company’s shareholders not to deliver the Court Order to Companies House, and the Company shall proceed to do so unless (having taken external legal advice) doing so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law); and

(r) each party hereto shall keep the other parties reasonably informed and, as reasonably requested by the other parties, consult with such other parties, as to the performance of the obligations required of such party pursuant to this Section 4.5.

Section 4.6 Amendment of the Scheme.

(a) Subject to Section 4.6(b) and (c), except as required by applicable Law (including, for the avoidance of doubt, the Court), following dissemination of the Proxy Statement in accordance with this Agreement, neither party shall, other than with the prior written consent of the other parties, amend the Scheme.

(b) Subject to Section 4.6(c), the Company and Purchaser agree to implement the Acquisition (subject to obtaining the necessary shareholder votes) by way of a new, revised or renewed Scheme or an Offer (or other similar transaction structure) together with any revisions or amendments to the treatment of the Scheme

Shareholders and proposals to holders of Options (a “Technical Revision”), upon the occurrence of any of the following events:

(i) after the Court Meeting has been held, in circumstances where the resolution referenced in clause (i) of the definition of “Company Shareholder Approval” has not been lawfully passed due to a technical and/or procedural defect(s) relating to the Scheme being either: (A) that the provisions of the Companies Act have not been complied with including the composition of classes for the purposes of the Court Meeting; or (B) there is a blot on the Scheme (as per the decision of Mr Justice Morgan in Re TDG [2009] 1 BCLC 445 at [29]) (each of (A) and (B) being a “Scheme Technical Defect”), which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Purchaser in its judgement (acting reasonably) or the Company or its shareholders (in the Company’s judgment, acting reasonably);

(ii) after the Company Shareholders’ Meeting has been held, in circumstances where the Company Resolutions (or any one of them) have not been lawfully passed due to a technical and/or procedural defect(s) being either: (A) on the grounds that the relevant provisions of the Companies Act or applicable Laws have not been complied with; or (B) a failure to comply with the Company Articles of Association or other constitutional documents of the Company, which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for the Purchaser (in its judgement, acting reasonably) or the Company or its shareholders (in the Company’s judgment, acting reasonably); or

(iii) in the event that the Court does not sanction the Scheme at the Court Hearing on the grounds of a technical and/or procedural defect in relation to any aspect of the Scheme or its implementation being a Scheme Technical Defect, or on such other grounds which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for the Purchaser in its judgement (acting reasonably) or the Company or its shareholders (in the Company’s judgment, acting reasonably).

(c) In the event of a Technical Revision, the parties agree that such Technical Revision shall be made and implemented on substantially the same terms as this Agreement save for any changes which may be necessary to address the technical and/or procedural defects, it being acknowledged that any change to the Offer Consideration payable by the Purchaser shall be not be considered a Technical Revision or a change required to address the technical and/or procedural defects.

Section 4.7 Takeover Code Applicability.

(a) If, at any time, the Company receives a notification or communication from the Panel to the effect that it may assert jurisdiction over the Acquisition or that the Company may be or become subject to the Takeover Code, the Company shall notify Parent and Purchaser as promptly as reasonably practicable. In such circumstances, each of the parties agrees that it shall reasonably cooperate with each other in making representations to the Panel to seek a ruling that the Company is not subject to the Takeover Code and, if necessary, to appeal such ruling to the Panel’s Hearings Committee and the Takeover Appeal Board. If, following such appeal process (if any), it is ultimately determined that the Company is subject to the Takeover Code and the Panel is able to assert jurisdiction over the Acquisition (or if the Company does not participate in such appeal process), then each of Parent and Purchaser may terminate this Agreement with immediate effect by giving written notice to the Company within five (5) Business Days after such ultimate determination.

(b) The Company will not take any action that could reasonably be expected to result in the application of the Takeover Code to, or the Panel having jurisdiction over, the Acquisition or any matters contemplated thereunder.

Section 4.8 Switching to an Offer. The parties may at any time prior to the Effective Time mutually agree to implement the Acquisition by way of an Offer rather than the Scheme, including pursuant to Section 4.6(b) (any such switch from the Scheme to an Offer, a “Switch”). As soon as practicable on the date the Offer is first commenced within the meaning of Rule 14d-2 promulgated under the Exchange Act:

(a) Parent and Purchaser shall:

(i) prepare and file with the SEC a Tender Offer Statement on Schedule TO (together with all amendments and supplements thereto, and including all exhibits thereto, the “Schedule TO”) with respect to the Offer, which Schedule TO shall contain as an exhibit the Offer to Purchase and forms of the letter of transmittal and summary advertisement, if any, and other customary ancillary documents, in each case, in respect of the Offer (together with all amendments and supplements thereto, the “Offer Documents”);

(ii) deliver a copy of the Schedule TO, including all exhibits thereto, to the Company at its principal executive offices in accordance with Rule 14d-3(a) promulgated under the Exchange Act;

(iii) give telephonic notice of the information required by Rule 14d-3 promulgated under the Exchange Act, and mail by means of first class mail a copy of the Schedule TO, to the NYSE in accordance with Rule 14d-3(a) promulgated under the Exchange Act;

(iv) cause the Offer Documents to be published and posted to holders of Company Ordinary Shares as and to the extent required by the Exchange Act;

(v) to the extent requested by the Company, cause the Schedule 14D-9 (as defined below) to be published and posted to the holders of Company Ordinary Shares (to the extent required by applicable Law) together with the Offer Documents;

(vi) cause the Offer Documents to comply in all material respects with the requirements of applicable Law; and

(vii) take any other action required to be taken under the Securities Act, the Exchange Act, the Companies Act, any applicable foreign or state securities or “blue sky” Laws and the rules and regulations thereunder in connection with the Offer or the Acquisition; provided, that the Company shall furnish all information concerning the Company and the Company’s shareholders as may be reasonably requested in connection with any such action.

(b) The Company shall:

(i) reasonably consult with Parent and Purchaser in relation to the determination of classes of the Company’s shares to which the Offer would be made;

(ii) file with the SEC concurrently with the filing by Parent and Purchaser of the Schedule TO, a Solicitation/Recommendation Statement on Schedule 14D-9 pertaining to the Offer (together with all amendments and supplements thereto, and including all exhibits thereto, the “Schedule 14D-9”);

(iii) cause the Schedule 14D-9 to be mailed to the holders of Company Ordinary Shares promptly after commencement of the Offer; and

(iv) use commercially reasonable efforts to cause the Schedule 14D-9 to comply in all material respects with requirements of applicable Law.

(c) Each of Parent and Purchaser shall furnish in writing to the Company all information concerning Parent and Purchaser that is required by applicable Law to be included in the Offer Documents or the Schedule 14D-9 so as to enable the Company to comply with its obligations under this Section 4.8. Parent, Purchaser and the Company shall cooperate in good faith to determine the information regarding Parent and Purchaser that is necessary to include in the Offer Documents or the Schedule 14D-9 in order to satisfy applicable Law. Each of the Company, Parent and Purchaser shall promptly correct any information provided by it or its Representatives for use in the Offer Documents or the Schedule 14D-9 if and to the extent that such information shall have become false or misleading in any material respect. Each of Parent, Purchaser and the Company shall take all steps necessary to cause the Schedule 14D-9, as so corrected, to be filed with the SEC and disseminated to the Company’s shareholders, in each case as and to the extent required by applicable Law. The Company shall provide Parent, Purchaser and their counsel a reasonable opportunity to review and comment on the Schedule 14D-9 prior to the filing thereof with the SEC, and the Company shall give reasonable and good faith consideration to any reasonable comments made by Parent, Purchaser and their counsel (it being understood that Parent, Purchaser and their counsel shall provide any comments thereon as soon as reasonably practicable). The Company shall provide in writing to Parent, Purchaser and their counsel any written comments or other material communications (and shall provide a summary of all substantive oral comments or material communications) that the Company or its counsel receive from the SEC or its staff with respect to the Schedule 14D-9 promptly after such receipt, and shall provide Parent, Purchaser and their counsel a reasonable opportunity to participate in the formulation of any response to any such comments of the SEC or its staff (including a reasonable opportunity to review and comment on any such response, to which the Company shall give reasonable and good faith consideration to any comments made by Parent, Purchaser and their counsel (it being understood that Parent, Purchaser and their counsel shall provide any comments thereon as soon as reasonably practicable)). Parent shall provide in writing to the Company and its counsel any written comments or other material communications (and shall provide a summary of all substantive oral comments or material communications) that Parent, Purchaser or its counsel receive from the SEC or its staff with respect to the Schedule TO promptly after such receipt, and shall provide the Company and its counsel a reasonable opportunity to participate in the formulation of any response to any such comments of the SEC or its staff (including a reasonable opportunity to review and comment on any such response, to which Parent and Purchaser shall give reasonable and good faith consideration to any comments made by the Company and its counsel (it being understood that the Company and its counsel shall provide any comments thereon as soon as reasonably practicable)). Unless the Company Board of Directors has effected a Company Adverse Recommendation Change in accordance with the terms of Section 4.3, the Company shall include the Company Recommendation in the Schedule 14D-9. The Schedule 14D-9 shall include the fairness opinions of the Company’s financial advisors referenced in Section 2.18 and the notice and other information required by the Companies Act.

(d) In connection with the Offer, the Company shall, or shall cause its transfer agent to, promptly furnish Parent and Purchaser with such assistance and such information as Parent or its agents may reasonably request in order to disseminate and otherwise communicate the Offer to the record and beneficial holders of Company Ordinary Shares, including a list, as of the most recent practicable date, of the Company’s shareholders, mailing labels and any available listing or computer files containing the names and addresses of all record and beneficial holders of Company Ordinary Shares, and lists of security positions of Company Ordinary Shares held in stock depositories, and shall promptly furnish Parent and Purchaser with such additional information and assistance (including updated lists of the record and beneficial holders of Company Ordinary Shares, mailing labels and lists of security positions) as Parent and Purchaser or their Representatives may reasonably request in order to communicate the Offer to the Company’s shareholders. Subject to applicable Law and applicable data protection regulations, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Acquisition, Parent and Purchaser (and their respective agents) shall:

(i) hold in confidence the information contained in any such lists of stockholders, mailing labels and listings or files of securities positions;

(ii) use such information only in connection with the Acquisition; and

(iii) if this Agreement is terminated in accordance with Article 6, Parent and Purchaser shall as promptly as reasonably practicable return to the Company or destroy all copies of such information then in their possession or control.

(e) In the event of any Switch, each of the Company, Parent and Purchaser agree that:

(i) Purchaser shall (and Parent shall cause Purchaser to) commence the Offer (within the meaning of Rule 14d-2 of the Exchange Act) as soon as reasonably practicable and, in any event, not later than ten (10) Business Days after the parties hereto announce their intention to Switch;

(ii) Purchaser will offer to purchase all of the Company Ordinary Shares to which the Offer relates at not less than the Offer Consideration (which, for the avoidance of doubt, shall be paid in cash); and

(iii) the Offer will be subject to (A) the condition that prior to the expiration of the Offer, there have been validly tendered and not validly withdrawn in accordance with the terms of the Offer a number of Company Ordinary Shares that, upon the consummation of the Offer, together with the Company Ordinary Shares then owned by Parent and Purchaser (if any), would represent not less than 90% (or such lower percentage (but not less than 50% plus one Company Ordinary Share) as Parent may determine in its sole discretion) in value of the Company Ordinary Shares to which the Offer relates and not less than 90% (or such lower percentage (but not less than 50% plus one Company Ordinary Share) as Parent may determine in its sole discretion) of the Company Ordinary Shares to which the Offer relates (the “Minimum Condition”); and (B) the conditions set forth in Article 5 other than Section 5.1(d) and Section 5.1(e) (provided, that references to the “Measurement Time” in Article 5 shall be deemed to be references to the expiration of the Offer for that purpose); and (C) not be subject to any other condition.

(f) Expiration and Extension of the Offer. In the event of any Switch, each of the Company, Parent and Purchaser agree that:

(i) Unless the Offer is extended pursuant to and in accordance with this Agreement, the Offer shall expire at 12:00 midnight, Eastern Time, on the date that is twenty (20) Business Days (for this purpose calculated in accordance with Section 14d-1(g) (3) and Rule 14e-1(a) promulgated under the Exchange Act) after the date the Offer is first commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act). In the event that the Offer is extended pursuant to and in accordance with this Agreement, then the Offer shall expire on the date and at the time to which the Offer has been so extended.

(ii) Notwithstanding the provisions of Section 4.8(f) or anything to the contrary set forth in this Agreement, unless Parent receives the prior written consent of the Company (which may be granted or withheld in its sole discretion):

(A) Purchaser shall (and Parent shall cause Purchaser to) extend the Offer for any period required by any Law, or any rule, regulation, interpretation or position of the SEC or its staff or of the NYSE, in any such case, which is applicable to the Offer, or to the extent necessary to resolve any comments of the SEC or its staff applicable to the Offer or the Offer Documents;

(B) in the event that any of the conditions to the Offer (other than the Minimum Condition, and other than any such conditions that by their nature are to be satisfied at the expiration of the Offer (if such conditions would be satisfied or validly waived were the expiration of the Offer to occur at such time)) have not been satisfied or waived as of any then-scheduled expiration of the Offer, Purchaser shall (and Parent shall cause Purchaser to) extend the Offer for successive extension periods of ten (10) Business Days each (or for such longer or shorter period as may be agreed by Parent and the Company) in order to permit the satisfaction or valid waiver of the conditions to the Offer (other than the Minimum Condition); and

(C) if as of any then-scheduled expiration of the Offer each condition to the Offer (other than the Minimum Condition, and other than any such conditions that by their nature are to be satisfied at the expiration of the Offer (if such conditions would be satisfied or validly waived were the expiration of the Offer to occur at such time)) has been satisfied or waived and the Minimum Condition has not been satisfied, Purchaser may, and, at the request in writing of the Company, Purchaser shall, and Parent shall cause Purchaser to, extend the Offer for successive extension periods of ten (10) business days each (or for such longer or shorter period as may be agreed by Parent and the Company); provided, that in no event shall Purchaser or Parent be required to extend the expiration of the Offer more than two (2) times pursuant to this clause (C);

provided, however, that, notwithstanding anything to the contrary in this Agreement, (1) any such extension shall not be deemed to impair, limit, or otherwise restrict in any manner the right of the parties hereto to terminate this Agreement pursuant to the terms of Article 6 and (2) Purchaser shall not be required (and Parent shall not be required to cause Purchaser) to extend the Offer beyond the End Date.

(iii) Neither Parent nor Purchaser shall extend the Offer or provide a “subsequent offering period” within the meaning of Rule 14d-11 promulgated under the Exchange Act in any manner other than in accordance with the provisions of Section 4.8(f)(i) without the prior written consent of the Company.

(iv) Neither Parent nor Purchaser shall terminate or withdraw the Offer prior to the then-scheduled expiration of the Offer unless this Agreement is validly terminated in accordance with Article 6, in which case Purchaser shall (and Parent shall cause Purchaser to) irrevocably and unconditionally terminate the Offer promptly (but in no event more than one (1) Business Day) after such termination of this Agreement.

(g) Court Filings. In the event of any Switch, each of the Company, Parent and Purchaser agrees:

(i) to (A) prepare and file with the Court, all documents, amendments and supplements required to be filed therewith or submitted thereto, (B) obtain the other’s approval as to the form and content of all such documents, amendments and supplements (which approval shall not be unreasonably withheld, conditioned or delayed), and (C) make any and all applications to, and initiate any and all appearances at, the Court, in each case, for the purpose of discontinuing the Scheme;

(ii) to allow the other a reasonable opportunity to review and comment on all such documents, amendments and supplements referred to in and accommodate all reasonable comments of the other on such documents, amendments and supplements; and

(iii) to use reasonable best efforts to, as promptly as reasonably practicable, discontinue any Court proceedings relating to the Scheme including ensuring: (i) the cancellation or indefinite postponement (as the case may be) of the Court Meeting and the Company Shareholders’ Meeting (if it has not already taken place); and (ii) that the resolutions of the Court Meeting and the Company Shareholders’ Meeting in respect of the Scheme are not put to a vote of the shareholders of the Company.

(h) Subject to any restrictions set forth in Chapter 3 of Part 28 of the Companies Act, as promptly as reasonably practicable and after the date on which the Offer becomes effective, and provided that the Purchaser has satisfied the conditions set forth in section 979(2) of the Companies Act, Purchaser shall effect a compulsory acquisition of the remaining Company Ordinary Shares tendered but not acquired by Purchaser pursuant to the Offer and, in connection with such compulsory acquisition, the Company shall provide reasonable assistance to Purchaser, without incurring material liability or expense.

Section 4.9 Employee Matters.

(a) Effective as of the Effective Time and during the one (1)-year period immediately following the Effective Time, Parent shall provide, or shall cause the Company to provide, to each employee of the Company or its Subsidiaries who continues to be employed by Parent or the Company or any of their respective Subsidiaries following the Effective Time (collectively, the “Company Employees”), (i) base compensation and target cash incentive compensation opportunities and equity and equity-based incentive compensation opportunities that, in each case, are no less favorable than (or, with respect to equity and equity-based incentive opportunities, materially similar to those that) were provided to the Company Employee immediately before the Effective Time (provided that Parent may elect to substitute cash incentive compensation opportunities of equivalent value for equity or equity-based compensation opportunities and the value of any equity or equity-based compensation opportunities to be matched hereunder shall be measured based on the annualized grant date value thereof for financial accounting purposes), and (ii) employee benefits (excluding equity or equity-based incentive compensation) that are substantially comparable in the aggregate to those provided to the Company Employee under the Company Benefit Plans immediately before the Effective Time. In addition, Parent shall provide, or shall cause the Company to provide, to each Company Employee whose employment is involuntarily terminated by the Company during the one (1)-year period following the Effective Time, severance benefits no less favorable than the severance benefits that would have been provided to the Company Employee under the Company’s severance arrangements in effect immediately prior to the Effective Time and as set forth in Section 4.9(a) of the Company Disclosure Schedules (it being understood that this sentence does not limit the obligations of Parent or the Company to honor the terms of any Company Benefit Plan providing severance benefits).

(b) No later than March 15 of the year following the year in which the Effective Time occurs, Parent shall, or shall cause the Company to, pay to each Company Employee who, as of immediately prior to the Effective Time, participates in any bonus or incentive plans maintained by the Company with respect to the Company’s fiscal year (or such shorter performance period) during which the Closing occurs (the “Bonus Plans”) and who remains employed through December 31 of the year in which the Effective Time occurs or experiences a Qualifying Termination prior to December 31 of the year in which the Effective Time occurs, an incentive award under the Bonus Plans for such fiscal year (the “Closing Fiscal Year”) equal to the greater of (i) such employee’s incentive entitlement for the Closing Fiscal Year under the Bonus Plans based on the actual level of achievement of the applicable performance goals for the Closing Fiscal Year (with such determination of performance to exclude any costs relating to the Acquisition, as applicable), and (ii) such employee’s incentive entitlement for the Closing Fiscal Year under the Bonus Plans assuming target level performance is achieved. Without limiting the generality of the foregoing, in the event that the Effective Time has not occurred prior to January 1, 2023, annual bonuses for the Company’s 2022 fiscal year shall be determined by the Company Board (or an authorized committee thereof) in its sole discretion as if the Closing had occurred immediately prior to the conclusion of such fiscal year, and shall be paid immediately prior to the Effective Time (or, if earlier, at the Company’s election, at such time as they would be paid in the ordinary course of business). For purposes of this Section 4.9(b), “Qualifying Termination” means, with respect to participants in the Nielsen Holdings Plc Severance Policy for Section 16 Officers and United States-Based Senior Executives, “Qualifying Termination” as defined in such plan, and, for all other employees, “Qualifying Termination” as defined in the Nielsen Holdings Plc Amended and Restated United States Employee Severance Policy.

(c) Following the Closing Date, Parent shall, or shall cause the Company to, cause any employee benefit or compensation plans sponsored or maintained by Parent or the Company or their Subsidiaries in which the Company Employees are eligible to participate following the Closing Date (collectively, the “Post-Closing Plans”) to recognize the service of each Company Employee with the Company and its Subsidiaries (and any predecessor thereto) prior to the Closing Date for purposes of eligibility, vesting and level of benefits under such Post-Closing Plans to the same extent recognized under the corresponding Company Benefit Plan; provided that such recognition of service shall not apply for purposes of benefit accrual under any Post-Closing Plan that is a defined benefit retirement plan, for any purpose under any Post-Closing Plan that is a retiree welfare arrangement, or to the extent that such recognition would result in duplication of benefits. With respect to any Post-Closing Plan that provides medical, dental or vision insurance benefits, for the plan year in which such Company Employee is first eligible to participate, Parent shall (i) use reasonable best efforts to cause any preexisting condition limitations or eligibility waiting periods under such plan to be waived with respect to such Company Employee to the extent such limitation would have been waived or satisfied under the Company Benefit Plan in which such Company Employee participated immediately prior to the Effective Time and (ii) credit each Company Employee for any co-payments or deductibles incurred by such Company Employee in such plan year for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such Post-Closing Plan. Such credited expenses shall also count toward any annual or lifetime limits, treatment or visit limits or similar limitations that apply under the terms of the applicable plan.

(d) Notwithstanding anything contained herein to the contrary, with respect to any Company Employees who are covered by a Collective Bargaining Agreement or who are based outside of the United States, Parent’s obligations under this Section 4.9 shall be in addition to, and not in contravention of, any obligations under the applicable Collective Bargaining Agreement or under the Laws of the foreign countries and political subdivisions thereof in which such Company Employees are based.

(e) Parent hereby acknowledges that a “change in control” of the Company or other event with similar import, within the meaning of the Company Benefit Plans that contain such terms, will occur upon the Effective Time.

(f) On and after the date hereof, any broad-based employee notices or communication materials (including any website posting) provided to employees of the Company or its Subsidiaries by the Company or its Subsidiaries pertaining to employment, compensation or benefits matters that reference this Agreement or the transactions contemplated by this Agreement shall be shared with Parent in advance of distribution, and the Company and its Subsidiaries shall consider, in good faith, any comments or advice that Parent provides within two (2) Business Days of receiving such notice or communication from the Company or its Subsidiaries.

(g) Nothing in this Agreement shall confer upon any Company Employee or other service provider any right to continue in the employ or service of Parent, the Company or any Affiliate of Parent. In no event shall the terms of this Agreement be deemed to (i) establish, amend, or modify any Company Benefit Plan or any “employee benefit plan” as defined in Section 3(3) of ERISA, or any other benefit plan, program, agreement or arrangement maintained or sponsored by Parent, the Company or any of their Subsidiaries (including, after the Closing Date, Company and its Subsidiaries) or Affiliates, or (ii) subject to Parent’s obligations under Section 4.10, alter or limit the ability of Parent, the Company or any of their Subsidiaries or Affiliates to amend, modify or terminate any Company Benefit Plan or any other compensation or benefit or employment plan, program, agreement or arrangement after the Closing Date. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 4.9 shall create any third-party beneficiary rights in any Company Employee or current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).

Section 4.10 Regulatory Approvals; Efforts.

(a) Prior to the Closing, Parent, Purchaser and the Company shall, and shall cause their respective Subsidiaries to, use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under any applicable Laws to consummate and make effective the Acquisition and the other transactions contemplated hereby as promptly as practicable, including (i) preparing and filing all filings, forms, registrations and notifications required to be filed to consummate the Acquisition and the other transactions contemplated hereby, (ii) using reasonable best efforts to satisfy the conditions to consummating the Acquisition and the other transactions contemplated hereby, (iii) using reasonable best efforts to obtain (and to cooperate with each other in obtaining) any consent, authorization, expiration or termination of a waiting period, permit, Order, approval, waiver or exemption of or by any Governmental Entity (including furnishing all information and documentary material required under the HSR Act or any other Antitrust Law) required to be obtained or made by Parent, Purchaser, the Company or any of their respective Subsidiaries in connection with the Acquisition and the other transactions contemplated hereby or the taking of any action contemplated by this Agreement, and (iv) the execution and delivery of any reasonable additional instruments necessary to consummate the Acquisition and the other transactions contemplated hereby and to fully carry out the purposes of this Agreement.

(b) Parent and the Company shall each keep the other apprised of the status of matters relating to the completion of the Acquisition and the other transactions contemplated hereby and work cooperatively in connection with obtaining all required consents, authorizations, expirations or terminations of a waiting period, permits, Orders, approvals, waivers or exemptions of or by any Governmental Entity undertaken pursuant to the provisions of this Section 4.10. In that regard, prior to the Closing, each party shall promptly consult with the other parties to this Agreement with respect to and provide any necessary information and assistance as the other parties may reasonably request with respect to (and, in the case of correspondence, provide the other parties (or their counsel) with copies of) all notices, submissions or filings made by or on behalf of such party or any of its Subsidiaries with any Governmental Entity or any other information supplied by or on behalf of such party or any of its Subsidiaries to, or correspondence with, a Governmental Entity in connection with this Agreement and the Acquisition and the other transactions contemplated hereby. Each party to this Agreement shall promptly inform the other parties to this Agreement, and if in writing, furnish the other parties with copies of (or, in the case of oral communications, advise the other parties orally of) any communication from or to any Governmental Entity regarding the Acquisition and the other transactions contemplated hereby, and permit the other parties to review and discuss in advance, and consider in good faith the views of the other parties in connection with, any proposed communication or submission with any such Governmental Entity. No party shall participate in any meeting, teleconference or videoconference with any Governmental Entity in connection with this Agreement and the Acquisition and the other transactions contemplated hereby unless, to the extent practicable under the circumstances, (i) it consults with the other parties in advance and, to the extent not prohibited by such Governmental Entity, and (ii) gives the other parties the opportunity to attend and participate thereat. Notwithstanding the foregoing, Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other party under this Section 4.10(b) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel. Notwithstanding anything to the contrary contained in this Section 4.10, materials provided pursuant to this Section 4.10 may be redacted (i) to remove references concerning the valuation of the Company and the Acquisition, (ii) as necessary to comply with contractual arrangements and (iii) as necessary to address reasonable privilege concerns.

(c) Without limiting Sections 4.10(a) or 4.10(b), the Company and Parent shall make or file, as promptly as practicable, with the appropriate Governmental Entity all filings, forms, registrations and notifications required to be filed to consummate the Acquisition and the other transactions contemplated hereby under any applicable Antitrust Law, and subsequent to such filings, the Company and Parent shall, and shall cause their respective Subsidiaries to, as promptly as practicable, respond to inquiries from Governmental Entities, or provide any supplemental information that may be requested by Governmental Entities, in connection with filings made with such Governmental Entities. In furtherance of the foregoing, the Company and Parent shall, as applicable, file their notification and report forms under the HSR Act no later than ten (10) Business Days after the date of this Agreement, and all other filings, forms, registrations and notifications (or drafts thereof in jurisdictions requiring a draft be submitted to the relevant Governmental Entity in advance of any formal or final filing, form, registration or notification) as required to obtain any approval or clearance as identified in Section 5.1(b) of the Company Disclosure Schedule no later than thirty (30) days after the date of this Agreement. In the event that the parties receive a request for additional information or documentary material pursuant to the HSR Act or any other Antitrust Law (a “Second Request”), the parties will use their respective reasonable best efforts to submit an appropriate response to, and to certify substantial compliance with, such Second Request as promptly as practicable, and counsel for both parties will closely cooperate during the entirety of any such Second Request review process.

(d) Notwithstanding anything to the contrary set forth in this Agreement, Parent shall, in order to permit the satisfaction of the conditions set forth in Sections 5.1(a) and 5.1(b) so as to permit the Closing to occur as promptly as practicable and in any event before the End Date, (i) propose, negotiate, commit to, effect and agree to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, holding separate, and other disposition of and restriction on the businesses, assets, properties, product lines, and equity interests of, or changes to the conduct of business of, the Company and its Affiliates, (ii) create, terminate, or divest relationships, ventures, contractual rights or obligations of the Company or its Affiliates, and (iii) otherwise take or commit to take any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, equity interests, product lines or properties of the Company or any of its Affiliates; provided, that any such agreement or action binding upon the Company or its Affiliates is conditioned upon the Closing, provided, further, that the Company shall not propose, negotiate, commit to or effect any such remedial actions described in this Section 4.10(d), or otherwise agree with a Governmental Entity with respect to the timing of the consummation of the transactions contemplated hereby without the prior written consent of Parent. For avoidance of doubt and for purposes of this Section 4.10(d), Parent and its Affiliates shall be deemed not to be Affiliates of the Company.

(e) In furtherance and not in limitation of the covenants of the parties contained in this Section 4.10, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Acquisition or any other transaction contemplated by this Agreement as violative of any Antitrust Law, each of the Company, Parent and Purchaser shall use reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Acquisition or any such other transaction contemplated by this Agreement.

(f) Subject to Parent’s obligations under this Section 4.10, Parent shall direct and control all aspects of the strategy and process relating to the efforts to obtain the consents, authorizations, expirations or terminations of a waiting period, permits, Orders, approvals, waivers or exemptions of or by any Governmental Entity described in this Section 4.10, including any material communications with any Governmental Entity and any filing, investigation, legal proceeding or other inquiry relating thereto; provided, however, that Parent shall reasonably consult with the Company and in good faith consider its views regarding the strategy and process relating to such efforts.

Section 4.11 Public Announcements. The parties agree that the initial press release to be issued with respect to the execution and delivery of this Agreement shall be in a form agreed to by the parties and that the parties shall consult with each other before issuing any other press release or making any other public announcement with respect to this Agreement and the transactions contemplated hereby and shall not issue any such press release or make any such public announcement without the prior consent of the other party (which shall not be unreasonably withheld, delayed or conditioned); provided that a party may, without the prior consent of the other party, issue such press release or make such public statement (a) so long as such statements are substantively consistent with (and do not add additional material information with respect to this Agreement and the transactions contemplated hereby to) previous statements made in compliance with this Agreement or (b) (after prior consultation, to the extent practicable in the circumstances, it being agreed that the party issuing the press release or public statement shall use commercially reasonable efforts to consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such press release or public statement) to the extent required by applicable Law or the applicable rules of any stock exchange; provided, further, that the Company shall be permitted to issue press releases or make public announcements with respect to any Company Takeover Proposal or from and after a Company Adverse Recommendation Change without being required to consult with Parent to the extent such press release or public announcement does not violate Section 4.3.

Section 4.12 Indemnification and Insurance.

(a) From and after the Effective Time, Parent and the Company shall indemnify and hold harmless all past and present directors, officers and employees of the Company or any of its Subsidiaries and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request or for the benefit of the Company or any of its Subsidiaries (collectively, together with such Persons’ heirs, executors and administrators, the “Covered Persons”) to the fullest extent permitted by Law against any costs and expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Covered Person to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of acts or omissions occurring at or prior to the Effective Time (including acts or omissions in connection with such Persons serving as an officer, director or other fiduciary in any entity at the request or for the benefit of the Company or any of its Subsidiaries); provided that the Covered Person shall have made an undertaking to repay such amounts if it is ultimately determined that such Covered Person was not entitled to indemnification pursuant to this Section 4.12(a). Without limiting the foregoing, from and after the Effective Time, Parent and the Company shall indemnify and hold harmless (subject to the proviso to the immediately preceding sentence) the Covered Persons to the fullest extent permitted by Law for acts or omissions occurring in connection with the process resulting in, and the approval of, this

Agreement, the Scheme and the consummation of the transactions contemplated hereby. From and after the Effective Time, Parent and the Company shall advance expenses (including reasonable legal fees and expenses) incurred in the defense of any Proceeding or investigation with respect to the matters subject to indemnification pursuant to this Section 4.12(a) in accordance with the procedures (if any) set forth in the Company Articles of Associations, the certificate or articles of incorporation and bylaws, or other organizational or governance documents, of any Subsidiary of the Company, and indemnification agreements, if any, in existence on the date of this Agreement. In the event of any such Proceeding or investigation, Parent shall cooperate with the Covered Person in the defense of any such Proceeding or investigation. No Covered Person shall compromise or settle or agree to compromise or settle any Proceeding for which indemnification is being sought under this Section 4.12(a) unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed) and Parent and the Company shall not have any liability for any such compromise, settlement or arrangement effected without such written consent. In the event of any Proceeding that may be brought against some or all of the Company’s directors as of the date hereof in their capacities as such prior to Closing, Parent acknowledges and agrees that counsel for such directors in such Proceeding will not be changed following the Closing without the consent of the applicable directors.

(b) For not less than six (6) years from and after the Effective Time, the organizational documents of the Company and its Subsidiaries shall contain provisions no less favorable with respect to exculpation, indemnification of and advancement of expenses to Covered Persons for periods at or prior to the Effective Time than are currently set forth in the Company Articles of Association or other applicable organizational documents. Notwithstanding anything herein to the contrary, if any Proceeding or investigation (whether arising before, at or after the Effective Time) is made against such persons with respect to matters subject to indemnification hereunder on or prior to the sixth (6th) anniversary of the Effective Time, the provisions of this Section 4.12(b) shall continue in effect until the final disposition of such Proceeding or investigation. Following the Effective Time, the indemnification agreements, if any, in existence on the date of this Agreement with any of the directors, officers or employees of the Company or its Subsidiaries shall continue in full force and effect in accordance with their terms.

(c) For not less than six (6) years from and after the Effective Time, the Company shall, and Parent shall cause the Company to, maintain for the benefit of the directors and officers of the Company and its Subsidiaries, as of the date of this Agreement and as of the Effective Time, an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time that is substantially equivalent to and in any event not less favorable in the aggregate than the existing policies of the Company and its Subsidiaries or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided that, in satisfying its obligation under this Section 4.12(c), neither Parent nor the Company shall be obligated to pay aggregate annual premiums in excess of 300% of the amount paid for the policy year in effect immediately prior to the Effective Time (the “Maximum Premium”). The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid policies have been obtained prior to the Effective Time (which the Company shall be permitted to purchase prior to the Effective Time, provided that it shall not be permitted to obtain such policies with a cost in excess of the Maximum Premium), which policies provide such directors and officers with coverage for an aggregate period of at least six (6) years from and after the Effective Time with respect to claims arising from facts or events that occurred at or prior to the Effective Time, including in respect of the transactions contemplated by this Agreement. If such prepaid policies have been obtained prior to the Effective Time, the Company shall, and Parent shall cause the Company to, maintain such policies in full force and effect, and continue to honor the obligations thereunder.

(d) In the event that Parent or the Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then proper provision shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 4.12.

(e) The obligations under this Section 4.12 shall not be terminated or modified in any manner that is adverse to the Covered Persons (and their respective successors and assigns), it being expressly agreed that the Covered Persons (including their respective successors and assigns) shall be third party beneficiaries of this Section 4.12. In the event of any breach by the Company or Parent of this Section 4.12, the Company shall pay all reasonable expenses, including attorneys’ fees, that may be incurred by Covered Persons in enforcing the indemnity and other obligations provided in this Section 4.12 as such fees are incurred, upon the written request of such Covered Person.

Section 4.13 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Company Ordinary Shares (including derivative securities with respect to Company Ordinary Shares) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 4.14 Financing and Financing Cooperation.

(a) Parent and Purchaser shall use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, advisable or proper to obtain the proceeds of the Financing contemplated by the Commitment Letters at or prior to the Effective Time on the terms (including, as necessary, the flex provisions contained in any related fee letters) and conditions described in the Commitment Letters, including by: (i) maintaining in effect the Commitment Letters and any Definitive Debt Financing Agreements and complying with its obligations thereunder; (ii) negotiating and entering into definitive debt financing agreements on the terms and conditions contemplated by the Debt Commitment Letter (including, if necessary, any flex provisions contained in any related fee letters) (the “Definitive Debt Financing Agreements”); and (iii) satisfying on a timely basis all conditions, within the control of Parent and Purchaser, to the funding of the Financing set forth in the Commitment Letters and the Definitive Debt Financing Agreements and complying with their obligations thereunder. Each of Parent and Purchaser shall comply with its obligations, and enforce its rights, under the Commitment Letters and Definitive Debt Financing Agreements in a timely and diligent manner. Without limiting the generality of the foregoing, in the event that all conditions contained in any Commitment Letters or the Definitive Debt Financing Agreements (other than the consummation of the Acquisition and those conditions that by their nature are to be satisfied on the Closing Date or, with respect to the Debt Financing, the availability of the Equity Financing) have been satisfied, each of Parent and Purchaser shall cause the Financing Parties and Equity Investors party thereto to comply with their respective obligations thereunder, including to fund the Financing and to pay related fees and expenses on the Closing Date. Parent shall keep the Company informed on a regular and current basis and in reasonable detail of the status of its efforts to arrange the Financing contemplated by the Commitment Letters and any other financing and shall give the Company prompt notice of (x) any fact, change, event or circumstance that is reasonably likely to have, individually or in the aggregate, an adverse impact on the Financing contemplated by the Commitment Letters and (y) any actual or threatened breach, default, cancellation, termination or repudiation by any party to the Commitment Letters or Definitive Debt Financing Agreements of which Parent or Purchaser has become aware and shall deliver to the Company copies of any written notice or other written communication from any Financing Party, Equity Investor or other financing source of any such actual or threatened breach, default, cancellation, termination or repudiation.

(b) Prior to the Effective Time, Parent and Purchaser shall not, and Parent shall not permit Purchaser to, without the Company’s prior written consent: (i) agree to or permit any termination, amendment, replacement, supplement or other modification of, or waive any provision under, the Commitment Letters or Definitive Debt Financing Agreements; provided that Parent and Purchaser may, without the Company’s prior written consent, (A) enter into any amendment, replacement, supplement or other modification to or waiver of any provision of the Commitment Letters or Definitive Debt Financing Agreements that would not, and would not reasonably be expected to, (x) reduce the amount of the Financing contemplated by the Commitment Letters (taken as a whole, and giving effect to any concurrent increase in the amount of commitments under the Equity Commitment

Letters) below the amount necessary to pay the Acquisition Amounts, (y) adversely affect the ability of Parent and/or Purchaser to enforce its rights against any other party to the Commitment Letters or the Definitive Debt Financing Agreements, in each case, as so amended, replaced, supplemented or otherwise modified, relative to the ability of Parent and/or Purchaser to enforce its rights against the other parties to the Commitment Letters as in effect on the date hereof or (z) prevent, delay or impede the consummation of the Acquisition, the Financing or the other transactions contemplated by this Agreement; and (B) amend, replace, supplement or otherwise modify the Debt Commitment Letter to add lenders, lead arrangers, book runners, syndication agents or similar entities that had not executed the Debt Commitment Letter as of the date of this Agreement so long as any such addition would not reasonably be expected to prevent, delay or impede the consummation of the Acquisition, the Debt Financing or the other transactions contemplated by this Agreement, but only, with respect to the foregoing clauses (A) and (B), to the extent doing so would not impose new or additional conditions or expand any existing condition to the amount, receipt or availability of the Financing (any amendment, replacement, supplement or other modification that is prohibited by this Section 4.14(b) without the Company’s prior written consent, a “Prohibited Modification”); or (ii) terminate the Commitment Letters or the Definitive Debt Financing Agreements. Upon any such amendment, replacement, supplement modification or waiver, the term “Debt Commitment Letter”, “Equity Commitment Letter” and “Definitive Debt Financing Agreement” shall mean the Debt Commitment Letter, Equity Commitment Letter or Definitive Debt Financing Agreement, as applicable, as so amended, replaced, supplemented or modified. Parent shall promptly deliver to the Company copies of any such amendment, replacement, supplement or other modification and/or such waiver of any provision of the Debt Commitment Letter, Equity Commitment Letter and/or Definitive Debt Agreements.

(c) If all or any portion of the Debt Financing becomes unavailable, or any of the Debt Commitment Letter or Definitive Debt Financing Agreements shall be withdrawn, repudiated, terminated or rescinded, regardless of the reason therefor, then Parent shall (i) use its reasonable best efforts to arrange and obtain, as promptly as practicable, from the same and/or alternative financing sources, alternative financing with terms and conditions that, in the aggregate, when taken as a whole, are not materially less favorable, in the aggregate, to Parent, Purchaser and their Affiliates than the terms and conditions (taken as a whole) in the applicable Debt Commitment Letter as of the date hereof (after giving effect to the flex provisions therein or in any related fee letters and including with respect to funding and timing of funding) in an amount sufficient to consummate the transactions contemplated by this Agreement and pay the Acquisition Amounts and which does not include any Prohibited Modification including conditions to the consummation of such Alternative Financing that are more onerous than the conditions set forth in the Commitment Letters as of the date hereof, provided that, notwithstanding anything to the contrary in this Agreement, Parent shall not be required to (x) pay or incur materially more (taken as a whole) fees, original issue discounts or pricing relative to the pricing or fee terms of the applicable Debt Commitment Letter, as in effect on the date hereof, taking into account any flex terms or (y) seek equity financing from any Person other than the Equity Investors or in an amount in excess of the Equity Financing contemplated by the Equity Commitment Letters as of the date hereof or on terms and conditions that, in the aggregate, when taken as a whole, are not materially less favorable to Parent than the terms and conditions (taken as a whole) in the Equity Commitment Letters as of the date hereof and (ii) promptly notify the Company of such unavailability and the reason therefor. In furtherance of and not in limitation of the foregoing, in the event that (A) any portion of the Debt Financing structured as high yield financing is unavailable, regardless of the reason therefor, (B) all conditions contained in Section 5.1 and Section 5.2 shall be satisfied or waived (other than (x) the conditions set forth in Section 5.1(a) (to the extent tested as of immediately prior to the Closing), Section 5.1(d) and Section 5.1(e) and any such conditions that by their nature are to be satisfied at the Measurement Time, but subject to the satisfaction or waiver of such conditions at the Measurement Time, and (y) those conditions the failure of which to be satisfied is attributable to a breach by either of Parent or Purchaser of its representations, warranties, covenants or agreements contained in this Agreement) and (C) the bridge facilities contemplated by the Debt Commitment Letter (or alternative bridge facilities obtained in accordance with this Section 4.14(c)) are available on the terms and conditions described in the Debt Commitment Letter (or replacements thereof), then Parent or Purchaser, as applicable, shall cause the proceeds of such bridge financing to be used immediately in lieu of such affected portion of the high yield financing. In the event any alternative financing is obtained in accordance with this Section 4.14(c) (“Alternative Financing”), references in this

Agreement to the Debt Financing shall also be deemed to refer to such Alternative Financing, and if one (1) or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in this Agreement to the Debt Commitment Letter and the Definitive Debt Financing Agreements shall also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, and all obligations of Parent pursuant to this Section 4.14 shall be applicable thereto to the same extent as Parent’s obligations with respect to the Debt Financing.

(d) The Company shall, and shall cause its Subsidiaries and their respective Representatives to, use reasonable best efforts to provide such cooperation as is reasonably requested by Parent in writing in connection with the Debt Financing and is customarily provided for issuers in financings of the type contemplated by the Debt Commitment Letter, including by using reasonable best efforts to:

(i) upon reasonable prior written notice cause the participation by appropriate and applicable senior management of the Company in a reasonable number of meetings, presentations, roadshows, conference calls, drafting sessions, due diligence sessions (including accounting due diligence sessions) and meetings with prospective lenders upon reasonable prior written notice (but not more than six primary bank meetings), and ratings agencies, in each case, which may be, at the Company’s option, on a telephonic or videoconference basis;

(ii) prior to the end of the Marketing Period, provide reasonable and customary assistance to Parent in the preparation of customary bank books, confidential information memoranda, offering memoranda, private placement memoranda, lender presentations and rating agency presentations and other customary documents reasonably requested in writing in connection with the Debt Financing (including any Alternative Financing with respect to the Debt Financing), including assistance to Parent in the preparation of “public side” versions thereof and assisting Parent in obtaining any corporate or facility ratings from any ratings agencies contemplated by the Debt Financing; provided that none of the foregoing shall be issued by the Company or its Subsidiaries;

(iii) furnish to Parent the Company Required Financial Information and, as it relates to any high yield debt securities issued on a “Rule 144A for life” basis, such other pertinent customary financial and other customary information regarding the Company and its Subsidiaries as reasonably requested by Parent or Purchaser, and any updates thereto as reasonably requested by such Persons and with information in response to reasonable due diligence requests, and otherwise cooperate with customary due diligence efforts, in connection with the placement of any high yield debt securities to be issued on a “Rule 144A for life” basis in connection with the Debt Financing, and execute (A) customary authorization letters to accompany the Company Required Financial Information provided by the Company regarding the material accuracy of the Company Required Financial Information provided by the Company and contained in the aforementioned marketing materials with respect to the Company and its Subsidiaries that have been reviewed and commented on by the Company and, with respect to any “public version” of the aforementioned marketing materials with respect to the Company and its Subsidiaries that have been reviewed and commented on by the Company, the lack of material non-public information with respect to the Company and its Subsidiaries therein and (B) customary management representation letters and CFO certificates with respect to the financial information included in the marketing materials for any debt offerings; provided, however, that, in each case, the Company shall only be obligated to deliver such financial statements and information to the extent they both (x) do not contain Excluded Information and (y) may be reasonably obtained from the books and records of the Company and its Subsidiaries without undue effort or expense;

(iv) provide reasonable and customary assistance to Parent in connection with the preparation of pro forma financial statements of the type and form customarily included in offering memoranda for high yield debt securities issued on a “Rule 144A for life” basis; provided, that (x) Parent shall be responsible for the preparation of such pro forma financial statements and any pro forma adjustments giving effect to the transactions contemplated by this Agreement, (y) the Company shall have no obligation to furnish any

Excluded Information, and (z) the Company’s assistance shall relate solely to the financial information and data that can be reasonably obtained from the books and records of the Company and its Subsidiaries without undue effort or expense;

(v) furnish promptly, and in any event at least four Business Days prior to the Closing Date (to the extent requested at least nine Business Days prior to the Closing Date), all documentation and other information required under the Debt Commitment Letter to the extent required by Governmental Entities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act of 2001 and rules adopted by the Financial Crimes Enforcement Network of the U.S. Treasury Department, but in each case, solely as relating to the Company and its Subsidiaries to the extent such Subsidiaries shall be guarantors of the Debt Financing;

(vi) solely to the extent full draft and final copies of such documentation that are available have been provided to the Company and its attorneys, execute and deliver customary evidence of authority and customary officer’s certificates, in each case, that have been prepared by Parent and solely to the extent related to the Company and its Subsidiaries and solely as reasonably requested in writing by Parent or Purchaser; provided, however, that no officer or director of the Company or any of its Subsidiaries who is not remaining in such position following the Effective Time shall be obligated to execute any evidence, certificate or other document contemplated by this Section 4.14(d) in connection with the Debt Financing and no such evidence, certificate or other document shall be effective prior to Effective Time;

(vii) provide reasonable and customary assistance to Parent in the preparation and execution of the definitive documentation in connection with the Debt Financing, including executing and delivering by the Company and its Subsidiaries, effective only upon the Effective Time, of, or completing any schedules or other customary informational requirements relating to the Company and its Subsidiaries with respect to, any credit agreements, purchase agreements, indentures, guarantees, pledge and security documents, other definitive financing documents or other certificates or documents contemplated by the Debt Financing, hedging agreements reasonably requested by Parent and otherwise facilitating the creation and perfection of the security interests in the collateral contemplated by the Debt Financing, provided that no such document or certificate or the creation or perfection of any security interest in any of the equity of or assets owned by the Company and its Subsidiaries shall be effective prior to Effective Time; and

(viii) facilitate customary cooperation and assistance of the Company’s auditors to (A) provide customary comfort letters (including customary “negative assurance” comfort) with respect to historical financial information of the Company included in any offering memoranda with respect to any non-convertible high yield debt securities included in the Debt Financing issued on a “Rule 144A for life” basis and (B) attend accounting due diligence sessions;

provided that notwithstanding the foregoing in this Section 4.14 or anything in Section 4.18, the Company, its Subsidiaries or any of its or their respective officers, employees, advisors and other Representatives shall have no obligation to provide or assist with (I) financial statements of the Company and / or any of its Subsidiaries (other than the financial statements included in the Company Required Financial Information), including information required by Rules 3-03(e), 3-05, 3-09, 3-10 or 3-16, 13-01 or 13-02 of Regulation S-X, Regulation S-K Item 302, (II) consolidating financial statements, separate Subsidiary financial statements, related party disclosures, or any segment information, including any required by FASB Accounting Standards Codification Topic 280, in each case which are prepared on a basis not consistent with the Company’s reporting practices for the periods presented in the Company Required Financial Information, (III) any information not reasonably available to the Company under its current reporting systems or consistently maintained in the ordinary course of business or for any period prior to January 1, 2020, (IV) any information to the extent that the provision thereof would violate applicable Law, or any obligation of confidentiality binding upon, or waive any privilege that may be asserted by the Company or any of its Subsidiaries, (V) pro forma financial statements, projections or other prospective information, (VI) any description of all or any portion of the Financing, any “description of notes” or “description of other indebtedness”, or other information customarily provided by the Financing Entities, any financing source, any party to a Commitment Letter or their respective counsel, (VII) projections, risk factors

(other than risk factors relating solely to the business and operations of the Company or any of its Subsidiaries) or other forward-looking statements solely relating to all or any component of the Financing, including any such description to be included in liquidity and capital resources disclosure, (VIII) information regarding affiliate transactions that may exist following consummation of the Acquisition or the other transactions contemplated by this Agreement, (IX) information regarding any post-Closing pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments, (X) information only necessary for the Parent’s preparation of any projected or forward-looking financial statements or information, in each case, other than such information that can be reasonably obtained from the books and records of the Company and its Subsidiaries without undue effort or expense, (XI) any information concerning or involving only Persons other than the Company and its Subsidiaries, (XII) segment financial information, (XIII) Compensation Discussion and Analysis or other information required by Regulation S-K Item 10, 402 and 601 (XIV) the executive compensation and related person disclosure rules related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A including Item 404 or Regulation S-K, and (XV) other information customarily excluded from an offering memorandum used for an offering of “private for life” high yield debt securities pursuant to Rule 144A (such information and materials in clauses (I)-(XV) of this proviso, the “Excluded Information”). In addition, notwithstanding anything in this Section 4.14 or Section 4.18 to the contrary, in fulfilling its obligations pursuant to this Section 4.14 and Section 4.18, other than the Parent Cost Exceptions, (i) none of the Company, its Subsidiaries or its or their respective officers, directors, employees and agents or other Representatives shall be required to (A) pass resolutions or consents or approve or authorize the execution of the Debt Financing or the Definitive Debt Financing Agreements or enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement that is not contingent on, or that would be effective prior to, the occurrence of the Effective Time (other than with respect to customary authorization letters provided under Section 4.14(d)(iii) with respect to information provided by the Company under Section 4.14(d)(ii) above but subject to the proviso set forth therein); provided that officers and directors who are not expected to hold their offices or directorships from and after the Effective Time shall in any case not be required to execute any certification, document, instrument, or agreement, or take any other action contemplated by this clause (A), (B) pay any commitment or other fee or incur any other expense, liability or obligation (other than the obligations expressly contemplated by this Section 4.14 and indemnified pursuant hereto), provide any security or (except to the extent contingent upon the occurrence of the Effective Time) incur any Liability or obligation in connection with the Debt Financing or any other financing, (C) take or permit the taking of any action that could reasonably be expected to conflict with, result in any violation or breach of, or default (with or without lapse of time, or both) under, the Company Articles of Association or the organizational documents of any Subsidiary of the Company, or any applicable Law, this Agreement or other material contracts of the Company or any of its Subsidiaries, (D) execute or deliver any legal opinion (other than, to the extent required by Section 4.18 in connection with the entry into a Company Supplemental Indenture, a Company Opinion of Counsel if the trustee under the applicable Indenture that the Company Supplemental Indenture amends requires an opinion of counsel to the Company), (E) provide any cooperation that, in the opinion of the Company, would be reasonably likely to unreasonably interfere with the ongoing operations of the Company and its Subsidiaries, (F) provide access to or disclose information that the Company reasonably determines would be reasonably likely to jeopardize any attorney-client privilege of the Company or its Affiliates, (G) prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice, or (H) cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability; and (ii) Parent shall reimburse the Company for all reasonable and documented out-of-pocket costs incurred by the Company or any of its Subsidiaries in connection with fulfilling its obligations pursuant to this Section 4.14 and Section 4.18 (including reasonable attorneys’ fees), other than with respect to the preparation of the Company Required Financial Information (the “Reimbursement Obligations”). Nothing contained in this Section 4.14 or otherwise shall require the Company or any of its Subsidiaries, prior to the Effective Time, to be an issuer or other obligor with respect to the Debt Financing. The parties hereto acknowledge and agree that the provisions contained in this Section 4.14(d) and in Section 4.18 represent the sole obligation of the Company and its Subsidiaries with respect to cooperation in connection with the arrangement of any financing (including the Financing) to be obtained by Parent and/or Purchaser with respect to the transactions contemplated by this Agreement and the

Commitment Letters, and no other provision of this Agreement (including the exhibits and schedules hereto) or the Commitment Letters shall be deemed to expand or modify such obligations. Notwithstanding anything to the contrary in this Agreement, the Company’s breach of any of the covenants required to be performed by it under this Section 4.14(d) or Section 4.18 shall not be considered in determining the satisfaction of the condition set forth in Section 5.3(b), unless such breach is the primary cause of Parent or Purchaser being unable to obtain the proceeds of the Debt Financing at the Effective Time. Parent shall indemnify and hold harmless the Company and its Subsidiaries (and their respective Representatives) from and against any and all costs, expenses, losses, damages, claims, judgments, fines, claims, losses, penalties, damages, interest, awards and liabilities directly or indirectly suffered or incurred by any of them in connection with the Financing or any other financing (including the arrangement thereof) and any information used in connection therewith (other than with respect to the Company Required Financial Information), in each case, (1) other than to the extent any such costs, expenses, losses, damages, claims, judgments, fines, claims, losses, penalties, damages, interest, awards and liabilities are determined by a court of competent jurisdiction in a final and non-appealable judgment to directly arise as a result of bad faith, willful misconduct, fraud or gross negligence of the Company, such Subsidiary or such Representative thereof, and (2) other than (x) costs and expenses incurred in connection with the preparation of historical financial statements in (and at the similar times as previously prepared in) the ordinary course of business and (y) any other ordinary course amounts that would have been incurred in connection with the transactions contemplated hereby entirely and completely regardless of (A) any debt financing established in connection herewith and (B) any requirements or actions under this Section 4.14 or Section 4.18 (collectively, the “Parent Cost Exceptions”).

(e) All non-public or otherwise confidential information regarding the Company or its Subsidiaries obtained by Parent or its Representatives pursuant to this Section 4.14 and Section 4.18 shall be kept confidential and otherwise treated in accordance with Section 4.2(c), the Confidentiality Agreement or other confidentiality obligations that are substantially similar to those contained in the Confidentiality Agreement (which, with respect to the Financing Parties, shall be satisfied by the confidentiality provisions applicable thereto under the Debt Commitment Letter or other customary confidentiality undertakings in the context of customary syndication practices from Financing Parties not party to the Debt Commitment Letter). The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used solely in a manner that is reasonable and customary and that is not reasonably likely to harm or disparage the Company or its Subsidiaries in any respect.

(f) Notwithstanding anything in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including the Financing contemplated by the Commitment Letters) by or to Parent or any of its Affiliates or any other financing transaction be a condition to any of Parent’s or Purchaser’s obligations hereunder.

Section 4.15 Transaction Litigation. Each party shall promptly (and in any event, within two (2) Business Days) notify the other parties hereto in writing of any shareholder litigation or other litigation or Proceeding brought or threatened in writing against it or its directors or executive officers or other Representatives relating to this Agreement, the Acquisition and/or the other transactions contemplated by this Agreement and shall keep the other parties hereto informed on a reasonably current basis with respect to the status thereof (including by promptly furnishing to the other parties hereto and their Representatives such information relating to such litigation or Proceeding as may be reasonably requested). Each party shall, subject to the preservation of privilege and confidential information, provide the other parties hereto the opportunity to participate in (but not control) the defense or settlement of any shareholder litigation or other litigation or Proceeding against it and/or its directors or executive officers or other Representatives relating to this Agreement, the Acquisition or the other transactions contemplated by this Agreement and shall give due consideration to such other parties’ advice with respect to such litigation or Proceeding. No party shall cease to defend, consent to the entry of any judgment, settle or offer to settle or take any other material action with respect to such litigation or Proceeding commenced without the prior written consent of the other parties hereto (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 4.16 European Works Council Consultation.

(a) As promptly as reasonably practicable after the date hereof, the Company shall request its European works council (the “European Works Council”) to render its non-binding opinion on the impact of the transactions contemplated by this Agreement on the Company’s operations and its employees (the “European Works Council Consultation”).

(b) The Company shall have fulfilled its obligations pursuant to this Section 4.16 if a request for opinion is sent on behalf of the Company to the European Works Council, explaining inter alia the rationale of the transactions contemplated hereby and its impact on the Company Employees covered by the European Works Council (including the number and level of employees impacted and the anticipated Closing Date) and:

(i) the European Works Council fails to give an opinion within the requested time limit (which is to be a reasonable timeframe), in which case the European Works Council will be deemed to have been consulted in accordance with the applicable legal provisions; or

(ii) the European Works Council gives an opinion within the requested time limit, in which case the opinion of the European Works Council shall be considered in good faith by the parties hereto as set forth in this Section 4.16, but shall not be legally binding on the parties hereto and, if negative, shall not prevent the parties hereto from consummating the transactions contemplated hereby, with such adjustments, if any, as they consider appropriate after considering such opinion in good faith.

(c) In relation to the process of the European Works Council Consultation:

(i) no party shall make, propose or accept any commitment, condition, obligation, requirement, undertaking or modification in connection with the European Works Council Consultation (each, a “Commitment”), which could materially and adversely affect or materially prejudice the financial, legal or other position of the other party, including such party’s Affiliates, without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed); and

(ii) each party shall promptly provide all information and assistance reasonably required by the other party and its Affiliates in relation to the European Works Council Consultation, including providing information on the consequences of the transactions contemplated hereby.

(d) If the European Works Council Consultation results in an opinion of the European Works Council which rejects the contemplated decision (voorgenomen besluit) to consummate the transactions contemplated hereby, the parties hereto shall discuss in good faith whether and to what extent the transactions contemplated hereby can be altered to accommodate the European Works Council’s advice or concerns; provided that nothing in this Section 4.16(d) shall constitute an obligation on the part of either party to agree to any Commitments in order to accommodate such advice or concerns.

(e) Following the conclusion of the parties’ discussions pursuant to Section 4.16(d), the Company shall cause The Nielsen Company B.V. to inform the European Works Council in writing of its resolution in respect of the opinion and the transactions contemplated hereby.

Section 4.17 Local Information and Consultation Obligations. The Company shall comply, and shall procure that each of its Subsidiaries shall comply, to the satisfaction of Parent (acting reasonably and in good faith), with all obligations in relation to any legally required information and consultation procedure with any local or national works councils, unions or employee representative bodies (including under any collective bargaining agreements) in connection with this Agreement and the transactions contemplated hereunder.

Section 4.18 Treatment of Company Debt.

(a) The Company shall, and shall cause its Subsidiaries to, following receipt of a written request from Parent to do so, use reasonable best efforts to obtain the Company Payoff Letter (for the avoidance of doubt, in accordance with the definition thereof) and shall use reasonable best efforts to deliver all material notices in connection therewith and to take all other actions reasonably requested by Parent that are required to facilitate in accordance with the terms thereof the termination of all commitments outstanding under the Company Credit Agreement, the repayment in full of all obligations, if any, outstanding thereunder, the release of all Liens, if any, securing such obligations, and the release of any guarantees provided in connection therewith as of the Effective Time, each of which shall be expressly conditioned on the Closing (collectively, a “Credit Agreement Termination”). The Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide to Parent not later than five Business Days prior to the Closing Date a draft Company Payoff Letter and related payoff and lien release documentation for the Company Credit Agreement. Notwithstanding anything herein to the contrary, (x) in no event shall this Section 4.18(a) require the Company or any of its Subsidiaries to cause a Credit Agreement Termination to be effective unless and until the Effective Time has occurred and (y) Parent shall have provided or caused to be provided to the Company funds in an amount sufficient to (i) pay in full all obligations under the Company Credit Agreement, other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made, as of the Effective Time (and the daily accrual thereafter) and (ii) cash collateralize all Letters of Credit (as defined in the Company Credit Agreement) in accordance with the terms of the Company Credit Agreement or has made other arrangements satisfactory to Lenders (as defined in the Company Credit Agreement) and the L/C Issuers (as defined in the Company Credit Agreement) with respect thereto.

(b) If Parent so elects, the Company shall use reasonable best efforts to take all actions reasonably requested by Parent in writing that are required by the Indenture to be performed by the Company prior to the Effective Time to effect the redemption and/or satisfaction and discharge of the Company Notes in accordance with the applicable provisions of the Indenture upon or after the Effective Time. The Company shall provide such assistance reasonably requested by Parent in connection with obtaining the execution of any instruments by the other parties required to execute such instruments described in this Section 4.18(b) and otherwise use reasonable best efforts to take any other actions reasonably requested by Parent (which shall not require any payment by the Company or its Subsidiaries) that are customary or necessary in connection therewith.

(c) If requested by Parent in writing, the Company shall use reasonable best efforts to reasonably cooperate with Parent, prior to the Effective Time, to, with respect to the Company Notes and the related Indentures, (i) commence any of (1) one or more offers to purchase any or all of the outstanding series of Company Notes for cash (including any “change of control” offer) (the “Offers to Purchase”) or (2) one or more offers to exchange any or all of the outstanding Company Notes for securities issued by Parent (the “Offers to Exchange”) and (ii) conduct consent solicitations to obtain from the requisite holders thereof consent to certain amendments to such Indenture (the “Consent Solicitations” and, together with the Offers to Purchase and Offers to Exchange, if any, the “Company Note Offers and Consent Solicitations”); provided that (x) any such transaction shall be funded using consideration provided by Parent and the dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Company Note Offers and Consent Solicitations will be retained by Parent and their fees and out-of-pocket expenses will be paid directly by Parent, (y) Parent shall be responsible for all other liabilities incurred by the Company or any of its Subsidiaries in connection with any Company Notes Offers and Consent Solicitations, and (z) no Company Notes Offers and Consent Solicitations shall be consummated prior to Effective Time and the closing of any Company Notes Offers and Consent Solicitations shall be expressly conditioned on the occurrence of the Effective Time; provided, further that neither the Company nor counsel for the Company shall be required to furnish any legal opinions (other than legal opinions, to the extent required by this Section 4.18 in connection with the entry into a Company Supplemental Indenture, a Company Opinion of Counsel if the trustee under the applicable Indenture that the Company Supplemental Indenture amends requires an opinion of counsel to the Company), or negative assurance letters in connection with any Company Note Offer, Offer to Purchase or Consent Solicitation. Any Company Note Offers and Consent Solicitations shall be made on customary terms and conditions (including price to be paid and conditionality) as are reasonably proposed by Parent, are reasonably acceptable to the Company and are permitted or required by the terms of such Company Notes, the applicable Indenture and applicable Laws, including SEC rules and regulations. Subject to the receipt of the requisite consents, in connection with any or all of the Consent Solicitations, the Company shall execute supplemental indentures to the applicable Indenture in accordance with the terms thereof (each, a “Company Supplemental Indenture”) amending the terms and provisions of such Indenture in a form as reasonably requested by Parent and reasonably acceptable to the Company, which Company Supplemental Indentures shall not become effective until the Effective Time. The Company shall promptly, upon the reasonable request of Parent, provide reasonable assistance and cooperation in connection with any Company Note Offers and Consent Solicitations (including requesting, and using reasonable best efforts to cause, (i) the Company’s independent accountants (and certified independent auditors of any company recently acquired or whose acquisition by the Company is pending of whose financial statements would be required to be included in order for a registration statement filed by the Company to be declared effective) to provide customary consents for use of their reports to the extent required in connection with any Company Note Offers and Consent Solicitations and (ii) to furnish any customary certificates to the extent such certificates would not conflict with applicable Laws and would be accurate in light of the facts and circumstances at the time delivered in connection with the Company Note Offers and Consent Solicitations; provided that neither the Company nor counsel for the Company shall be required to (x) furnish any legal opinions in connection with the Company Note Offers and Consent Solicitations (other than in connection with the execution of any Company Supplemental Indenture relating to the Consent Solicitations, with respect to which the Company shall use commercially reasonable efforts to cause counsel for the Company to deliver customary legal opinions to the trustee under the applicable Indenture in the form required by Section 9.02 and Section 7.02, as applicable, of the applicable Indenture (a “Company Opinion of Counsel”), if the trustee under the applicable Indenture that the Company Supplemental Indenture amended requires an opinion of counsel to the Company thereunder, to the extent such Opinion of Counsel would not conflict with applicable Laws and would be accurate in light of the facts and circumstances at the time delivered. The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Company Note Offers and Consent Solicitations will be selected by Parent and reasonably acceptable to the Company. The parties acknowledge and agree that the inability to make or complete any such Company Note Offers and Consent Solicitations shall not delay the Closing or relieve Parent or Purchaser from their obligations to consummate the Acquisition as required under this Agreement. Parent shall (i) provide the Company with any documentation related to any Company Note Offers and Consent Solicitations a reasonable period of time in advance of Parent’s commencement of any such Company Note Offers and Consent Solicitations to give the Company and its representatives a reasonable opportunity to review and comment on such documentation and (ii) consult with the Company regarding the timing and commencement of any Company Note Offers and Consent Solicitations in light of the regular financial reporting schedule of the Company and any requirements of Law. To the extent that the provisions of any of the applicable Company Notes, the applicable Indenture governing the terms of such Company Notes or applicable Law conflict with this Section 4.18, the Company and its Subsidiaries shall comply with such Company Notes, such Indenture and such applicable Law and shall not be deemed to have breached their obligations under this Agreement as a result of such compliance. The consummation of any or all of the Company Note Offers and Consent Solicitations shall not be a condition to Closing.

(d) Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required pursuant to this Section 4.18 to (i) execute and deliver any document, instrument or agreement (or cause any document, instrument or agreement to be executed or delivered), or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is not contingent on, or that would be effective prior to, the occurrence of the Effective Time or that would otherwise be excluded pursuant to the proviso to Section 4.14(d) (other than applicable Company Supplemental Indentures and officer’s certificates required pursuant to Section 4.18(c)) or (ii) to pay any fee or incur any other expense, liability or obligation (other than the obligations expressly contemplated by this Section 4.18 and indemnified pursuant hereto).

(e) Parent and Purchaser shall promptly reimburse the Company upon demand for all reasonable and documented out-of-pocket fees, costs and expenses (including reasonable and documented attorneys’ and accountants’ or auditors’ fees) actually incurred by the Company or any of its Subsidiaries as a result of any actions taken by the Company or its Subsidiaries with respect to its obligations under this Section 4.18 (including any Company Note Offers and Consent Solicitations) (other than the Parent Cost Exceptions) and shall indemnify and hold harmless the Company and its Subsidiaries (and their respective Representatives) from and against any and all costs, expenses, losses, damages, claims, judgments, fines, claims, losses, penalties, damages, interest, awards and liabilities directly or indirectly suffered or incurred by any of them in connection with the foregoing and any information used in connection therewith, in each case, other than with respect to the Parent Cost Exceptions.

ARTICLE 5

CONDITIONS TO THE ACQUISITION

Section 5.1 Conditions to Each Party’s Obligation to Effect the Acquisition. The respective obligations of each party to effect the Acquisition shall be subject to the fulfillment (or waiver by the Company and Parent, to the extent permissible under applicable Law; provided that such waiver shall only be effective as to the conditions of the waiving party) at or prior to the Measurement Time of the following conditions (other than (i) the condition set forth in subclause (a), which shall be satisfied at the Measurement Time and immediately prior to the Closing, and (ii) the conditions set forth in subclause (d) and (e), which shall be satisfied prior to (or in the case of the condition set forth in subclause (e), substantially concurrently with) the Effective Time):

(a) No injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or be effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Acquisition.

(b) (i) All waiting periods applicable to the Acquisition under the HSR Act shall have expired or been terminated and (ii) all other filings, notices, approvals and clearances identified in Section 5.1(b)(ii)(1) of the Company Disclosure Schedule shall have been obtained or shall have occurred; provided, that Section 5.1(b)(ii)(1) of the Company Disclosure Schedule shall be deemed updated to include such additional filings, notices, approvals, and clearances from the list set forth on Section 5.1(b)(ii)(2) of the Company Disclosure Schedule unless otherwise agreed in good faith by Parent and the Company within 10 days following the date of this Agreement.

(c) The Company Shareholder Approval shall have been obtained.

(d) The Court Sanction shall have been obtained.

(e) A copy of the Court Order shall have been duly delivered to Companies House and reasonable evidence of the same (taking into account applicable Companies House delivery protocols and regulations at the relevant time) having been given to the Parent and Purchaser.

Section 5.2 Conditions to Obligation of the Company to Effect the Acquisition. The obligation of the Company to effect the Acquisition is further subject to the fulfillment (or waiver by the Company, to the extent permissible under applicable Law) at or prior to the Measurement Time of the following conditions:

(a) (i) The representations and warranties of Parent and Purchaser set forth in Article 3 that are qualified by a “Parent Material Adverse Effect” qualification shall be true and correct in all respects as so qualified at and as of the date hereof and at and as of the Measurement Time as though made at and as of the Measurement Time; and (ii) the representations and warranties of Parent and Purchaser set forth in Article 3 that are not qualified by a “Parent Material Adverse Effect” qualification shall be true and correct (in each case, without giving effect to any materiality or similar qualifiers) at and as of the date hereof and at and as of the Measurement Time as though made at and as of the Measurement Time, except for such failures to be true and correct as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; provided that representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in the foregoing clause (i) or (ii), as applicable) only as of such date or period.

(b) Parent and Purchaser shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Measurement Time.

(c) Parent and Purchaser each shall have delivered to the Company a certificate, dated as of the date of the Measurement Time and signed by a duly authorized signatory of each of Parent and Purchaser, certifying to the effect that the conditions set forth in Sections 5.2(a) and 5.2(b) for each of Parent and Purchaser, respectively, have been satisfied.

Section 5.3 Conditions to Obligation of Parent and Purchaser to Effect the Acquisition. The obligation of Parent and Purchaser to effect the Acquisition is further subject to the fulfillment (or the waiver by Parent, to the extent permissible under applicable Law) at or prior to the Measurement Time of the following conditions:

(a) (i) The representations and warranties of the Company set forth in Article 2 that are qualified by a “Material Adverse Effect” qualification, including the representations and warranties of the Company set forth in Section 2.10(c), shall be true and correct in all respects as so qualified at and as of the date hereof and at and as of the Measurement Time as though made at and as of the Measurement Time; (ii) other than Section 2.1, Section 2.2(a), Section 2.2(b), Section 2.3(a), the last two sentences of Section 2.3(b) and Section 2.22, the representations and warranties of the Company set forth in Article 2 that are not qualified by a “Material Adverse Effect” qualification shall be true and correct (in each case, without giving effect to any materiality or similar qualifiers) at and as of the date hereof and at and as of the Measurement Time as though made at and as of the Measurement Time, except where such failures to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) the representations and warranties of the Company set forth in Section 2.1, Section 2.2(a), Section 2.2(b), Section 2.3(a), the last two sentences of Section 2.3(b) and Section 2.22 shall be true and correct in all material respects (or, in the case of Section 2.2(a) and Section 2.2(b), in all respects except for de minimis inaccuracies) at and as of the date hereof and at and as of the Measurement Time as though made at and as of the Measurement Time; provided that representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in the foregoing clause (i), (ii) or (iii), as applicable) only as of such date or period.

(b) The Company shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Measurement Time.

(c) The Company shall have delivered to Parent a certificate, dated as of the date of the Measurement Time and signed by a duly authorized executive officer of the Company, certifying to the effect that the conditions set forth in Sections 5.3(a) and 5.3(b) have been satisfied.

Section 5.4 Cooperation Regarding Certain Conditions. In the event that the condition set forth in Section 5.1(a) has not been satisfied immediately prior to the Closing, the parties shall discuss in good faith the action to be taken, taking into consideration the nature of the relevant injunction or other Order or Law.

ARTICLE 6

TERMINATION

Section 6.1 Termination or Abandonment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and abandoned:

(a) at any time prior to the Effective Time (unless otherwise specified below)

(i) by the mutual written consent of the Company and Parent;

(ii) by either the Company or Parent, if the conditions set out in Section 5.1 shall not have been satisfied or waived at or prior to 11:59 p.m. London Time, on September 28, 2022 (the “End Date”);

provided, however, that (x) if the Marketing Period has commenced but not yet been completed as of the close of business on the third (3rd) Business Day immediately prior to the End Date, the End Date shall be automatically extended until three (3) Business Days after the final day of the Marketing Period; (y) the End Date shall automatically be extended (A) to December 28, 2022 if the conditions set forth in Section 5.1(a) (if the Order or Law relates to Antitrust Laws) and/or Section 5.1(b) shall not have been satisfied as of the close of business on the third (3rd) Business Day immediately prior to September 28, 2022 (and the other conditions set forth in Article 5 have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Measurement Time, provided such conditions shall then be capable of being satisfied, and those conditions set forth in Section 5.1(d) and Section 5.1(e))), and (B) to March 28, 2023 if the conditions set forth in Section 5.1(a) (if the Order or Law relates to Antitrust Laws) and/or Section 5.1(b) shall not have been satisfied as of the close of business on the third (3rd) Business Day immediately prior to December 28, 2022 (and the other conditions set forth in Article 5 have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Measurement Time, provided such conditions shall then be capable of being satisfied, and those conditions set forth in Section 5.1(d) and Section 5.1(e))); and (z) in the event of the occurrence of any Technical Revision or Switch, the End Date shall be the later of September 28, 2022 and the date that is four (4) calendar months after the Technical Revision or the Switch (as applicable); provided that any extension to the End Date shall not in any circumstances extend beyond March 28, 2023 (it being agreed that, in the case of any extension pursuant to the preceding clauses (x), (y) or (z), any reference to the End Date in any provision of this Agreement shall be deemed to be a reference to the End Date as so extended); provided, further, that the right to terminate this Agreement pursuant to this Section 6.1(a)(ii) shall not be available to a party if the failure of the Acquisition to be consummated by such date resulted from the material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in this Agreement;

(iii) by either the Company or Parent, if an Order by a Governmental Entity of competent jurisdiction in any jurisdiction shall have been issued (including, for the avoidance of doubt, a denial of the Court Sanction) permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such Order shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 6.1(a)(iii) shall not be available to a party if such Order resulted from the material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in this Agreement;

(iv) by either the Company or Parent, if the Court Meeting or the Company Shareholders’ Meeting (as either may be adjourned or postponed) at which a vote on the applicable matters comprising the Company Shareholder Approval was taken shall have concluded and the applicable Company Shareholder Approval shall not have been obtained; or

(v) by either Parent or Purchaser in accordance with Section 4.7;

(b) at any time prior to obtaining the Court Sanction:

(i) by the Company, if Parent or Purchaser shall have breached or there is any inaccuracy in any of its representations or warranties, or shall have breached or failed to perform any of its covenants or other agreements contained in this Agreement, which breach, inaccuracy or failure to perform (i) if it occurred or was continuing to occur as of the Measurement Time, would result in a failure of a condition set forth in Section 5.2(a) or 5.2(b) and (ii) is either not curable or is not cured by the earlier of (A) the End Date and (B) the date that is thirty (30) days following written notice from the Company to Parent of such breach, inaccuracy or failure to perform; provided, that the Company is not then in material breach of any representation, warranty, agreement or covenant set forth in this Agreement;

(ii) by Parent, if the Company shall have breached or there is any inaccuracy in any of its representations or warranties, or shall have breached or failed to perform any of its covenants or other agreements contained in this Agreement, which breach, inaccuracy or failure to perform (i) if it occurred or was continuing to occur as of the Measurement Time, would result in a failure of a condition set forth in

Section 5.3(a) or 5.3(b) and (ii) is either not curable or is not cured by the earlier of (A) the End Date and (B) the date that is thirty (30) days following written notice from Parent to the Company of such breach, inaccuracy or failure to perform; provided, that Parent or Purchaser is not then in material breach of any representation, warranty, agreement or covenant set forth in this Agreement;

(iii) by Parent in the event of a Company Adverse Recommendation Change;

(c) by the Company, prior to obtaining the Company Shareholder Approval, in order to enter into a definitive agreement providing for a Company Superior Proposal; provided that (i) the Company has complied in all material respects with Section 4.3 and (ii) immediately prior to or substantially concurrently with (and as a condition to) the termination of this Agreement, the Company pays to Parent the Company Termination Fee in accordance with Section 6.3; and

(d) by the Company, if (i) all of the conditions set forth in Sections 5.1 and 5.3 (other than (x) those conditions that by their nature are to be satisfied at the Measurement Time, but which conditions would have been satisfied if the Measurement Time were to occur on such date, and (y) Section 5.1(a) (to the extent tested as of immediately prior to the Closing), Section 5.1(d) and Section 5.1(e)) shall have been satisfied or (to the extent permissible under applicable Law) waived, (ii) Parent and Purchaser have failed to complete the Closing by the date the Closing is required to have occurred pursuant to Section 1.2, (iii) the Company has provided irrevocable and unconditional notice to Parent five (5) Business Days prior to such termination that (A) it is ready, willing and able to consummate the Closing and (B) solely for purposes of consummating the Closing, all conditions set forth in Section 5.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Measurement Time, but which conditions would have been satisfied if the Measurement Time were to occur on such date) or that it is willing to waive any unsatisfied conditions set forth in Section 5.2 in order to consummate the Closing and (iv) Parent and Purchaser fail to consummate the Acquisition within five (5) Business Days after delivery of the notice described in the preceding clause (iii); provided that if the extension of the Closing Date pursuant to this Section 6.1(d) would cause the Closing to occur after the End Date, the End Date shall be automatically extended to be the Business Day next following the Closing Date.

Section 6.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 6.1, this Agreement shall terminate (except that the Confidentiality Agreement, the Limited Guarantees, the Reimbursement Obligations, the final sentence of Section 4.14(d), Section 4.18(e), this Section 6.2, Section 6.3 and Article 7 shall survive any termination), and there shall be no other Liability on the part of the Company, on the one hand, or Parent or Purchaser, on the other hand, to the other except as provided in the Reimbursement Obligations, the final sentence of Section 4.14(d), Section 4.18(e), this Section 6.2 and Section 6.3; provided that nothing herein shall relieve any party hereto from Liability for a willful and material breach of any covenant or agreement set forth in this Agreement prior to such termination, in which case, the aggrieved party shall be entitled to all rights and remedies available at law or in equity. Notwithstanding anything else in this Agreement to the contrary, (a) in no event will the Parent Related Parties, collectively, have any Liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) in the aggregate in excess of the Maximum Liability Amount and (b) in no event will the Company Related Parties, collectively, have any Liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) in the aggregate in excess of the Maximum Liability Amount, in each case subject in all respects to the limitations set forth in Section 6.3(g).

Section 6.3 Termination Fees.

(a) Company Termination Fee. If (i) this Agreement is terminated by the Company pursuant to Section 6.1(c), (ii) this Agreement is terminated by Parent pursuant to Section 6.1(b)(iii) or (iii) (A) after the date of this Agreement, a Company Takeover Proposal (substituting fifty percent (50%) for the twenty percent (20%) threshold set forth in the definition of “Company Takeover Proposal”) (a “Qualifying Transaction”) shall have been publicly made and not withdrawn at least two (2) Business Days prior to the Company Shareholders’ Meeting (or any adjournment or postponement thereof), (B) thereafter this Agreement is terminated by Parent or the Company pursuant to Section 6.1(a)(ii) (provided that in the case of a termination pursuant to Section 6.1(a)(ii), the Company Shareholder Approval has not been obtained) or Section 6.1(a)(iv) or by Parent pursuant to Section 6.1(b)(ii) due to the Company’s material breach of, or failure to materially perform or comply with, Section 4.3, Section 4.4, Section 4.5 or Section 4.6 that leads to or results in such Company Takeover Proposal and (C) at any time on or prior to the twelve (12)-month anniversary of such termination, the Company completes or enters into a definitive agreement with respect to a Qualifying Transaction, then the Company shall pay Parent the Company Termination Fee in immediately available funds (1) in the case of clause (i), prior to or substantially concurrently with such termination, (2) in the case of clause (ii), within two (2) Business Days after such termination or (3) in the case of clause (iii), within two (2) Business Days of such completion or entry into a definitive agreement with respect to such Qualifying Transaction. Notwithstanding anything to the contrary in this Agreement, if the Company Termination Fee shall become due and payable in accordance with this Section 6.3(a), from and after such termination and payment of the Company Termination Fee in full pursuant to and in accordance with this Section 6.3(a), the Company shall have no further Liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as set forth in this Section 6.3. In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(b) Parent Termination Fee.

(i) If this Agreement is terminated by (i) the Company pursuant to Section 6.1(b)(i) or Section 6.1(d) or (ii) by the Company or Parent pursuant to Section 6.1(a)(ii) and at such time the Company could have terminated the Agreement pursuant to Section 6.1(b)(i) or Section 6.1(d) then Parent shall pay to the Company the Parent Financing Termination Fee in immediately available funds within two (2) Business Days of such termination.

(ii) Notwithstanding anything to the contrary in this Agreement, if the Parent Financing Termination Fee shall become due and payable in accordance with this Section 6.3(b), from and after such termination and payment of the Parent Financing Termination Fee in full pursuant to and in accordance with this Section 6.3(b), Parent and Purchaser shall have no further Liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as set forth in Section 6.2 and this Section 6.3. In no event shall Parent be required to pay the Parent Financing Termination Fee on more than one occasion.

(c) Each of the parties hereto acknowledges that neither the Company Termination Fee nor the Parent Financing Termination Fee is intended to be a penalty but rather is liquidated damages in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which the Company Termination Fee or the Parent Financing Termination Fee is due and payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision. The parties acknowledge that the right of a party to receive the Company Termination Fee or the Parent Financing Termination Fee, as applicable, shall not limit or otherwise affect such party’s right to specific performance as provided in Section 7.5.

(d) The parties anticipate, and shall use commercially reasonable efforts to ensure, that neither the Company Termination Fee nor the Parent Financing Termination Fee (each, a “Termination Fee”) is, or will be, treated as consideration for a taxable supply for VAT purposes made by the party entitled to receive such Termination Fee or the representative member of its VAT group (the “Payee”) to the party required to pay such fee or the representative member of its VAT group (the “Payor”). If, however, any Termination Fee is determined by the relevant Taxing Authority to be in whole or part consideration for a taxable supply for VAT purposes, then such fee shall be inclusive of VAT and subject to adjustment as set out below:

(i) if the Termination Fee is determined by the relevant Taxing Authority to be in whole or part consideration for a taxable supply in respect of which the Payee (or, if applicable, any other member of its VAT group) is liable to account for VAT, then, to the extent that such VAT is recoverable by the Payor (or, if applicable, any other member of its VAT group) by repayment or credit from the relevant Taxing Authority, the amount of the Termination Fee shall be increased to an amount (inclusive of any VAT) to take account of such recoverable VAT such that the increased Termination Fee less any VAT recoverable in respect thereof equals the amount that the Termination Fee would have been in the absence of this Section 6.3(d); or

(ii) if the Termination Fee is determined by the relevant Taxing Authority to be in whole or part consideration for a taxable supply in respect of which the Payor (or, if applicable, any other member of its VAT group) is liable to account for VAT under a reverse charge mechanism, then, to the extent that such VAT is not recoverable by the Payor (or, if applicable, any other member of its VAT group) by repayment or credit from the relevant Taxing Authority, the amount of the Termination Fee shall be reduced (or part of the Termination Fee already paid reimbursed) to an amount (inclusive of any VAT) to take account of any such irrecoverable VAT (together with any related interest or penalties) in respect of such reverse charge VAT save to the extent that such interest or penalties arise as a result of the unreasonable delay or default of the Payor or relating to any period after the Payee has accounted to the Payor for any reduction in the Termination Fee pursuant to this Section 6.3(d)(ii) such that the aggregate of the reduced Termination Fee and any irrecoverable VAT in respect thereof (together with any such interest or penalties) equals the amount that the Termination Fee would have been in the absence of this Section 6.3(d).

(e) Any adjusting payments as may be required between the Payor and the Payee to give effect to Section 6.3(d) shall be made five (5) Business Days after the date on which the determination by the relevant Taxing Authority has been communicated to the party required to make the payment (together with such evidence of such determination as is reasonable in the circumstances to provide, and, where Section 6.3(d)(i) applies, together with the provision of a valid VAT invoice by the Payor) or, if later, five (5) Business Days after the VAT is recovered by the Payor (or, if applicable, any other member of its VAT group) in the case of Section 6.3(d)(i) or five (5) Business Days before the VAT is required to be accounted for by the Payor in the case of Section 6.3(d)(ii).

(f) Each of the parties hereto acknowledges that the agreements contained in this Section 6.3 are an integral part of the transactions contemplated hereby, and that, without these agreements, the Company, Parent and Purchaser would not enter into this Agreement. Accordingly, if the Company or Parent fails to pay in a timely manner the Company Termination Fee or the Parent Financing Termination Fee, as applicable, then the Company shall pay to Parent or Parent shall pay to the Company, as applicable, (i) interest on such amount from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made plus two percent (2%) per annum and (ii) all of such other party’s reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) in connection with such other party’s efforts to collect the Company Termination Fee or the Parent Financing Termination Fee, as applicable (the “Collection Fees and Expenses”).

(g) Sole and Exclusive Remedy.

(i) (A) If this Agreement is validly terminated pursuant to Section 6.1, and the Parent Financing Termination Fee shall become due and payable in accordance with Section 6.3(b), from and after such termination and payment of the Parent Financing Termination Fee in full pursuant to and in accordance with Section 6.3(b) (together with the payment of the Collection Fees and Expenses, the Reimbursement Obligations and Parent’s and Purchaser’s obligations under the final sentence of Section 4.14(d) and Section 4.18(e)), none of the Parent Related Parties will have any further Liability to any of (1) the Company and its Subsidiaries; and (2) the former, current and future equityholders, controlling persons, directors, officers, employees, agents, attorneys, Subsidiaries, members, managers, general or limited partners, stockholders and assignees of each of the Company and its Affiliates (the Persons in clauses (1) and (2) collectively, the “Company Related Parties”) arising out of this Agreement for any matters forming the basis of such termination, and (B) in no event will any of the Company Related Parties obtain any monetary recovery or award in excess of an amount equal to sum of the Parent Financing Termination Fee, the Collection Fees and Expenses, the Reimbursement Obligations and Parent’s and Purchaser’s obligations under the final sentence of Section 4.14(d) and Section 4.18(e) (collectively, the “Maximum Liability Amount”) against (1) Parent, Purchaser or the Equity Investors or (2) the former, current and future equityholders, controlling persons, directors, officers, employees, agents, attorneys, financing sources, Financing Parties, Affiliates (other than Parent, Purchaser or the Equity Investors) members, managers, general or limited partners, stockholders and assignees of any of Parent, Purchaser or the Equity Investors (the Persons in clauses (1) and (2) collectively, the “Parent Related Parties”), in each case other than as expressly set forth in this Article 6. Other than the Equity Investors’ Liabilities, obligations and agreements under the Limited Guarantees and the Equity Commitment Letters and other than the Liabilities, obligations and agreements of Parent and Purchaser under this Agreement, in no event will any Parent Related Party have any Liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) to any Company Related Party arising out of this Agreement or the transactions contemplated hereby, including the Acquisition. Notwithstanding the foregoing, this Section 6.3(g)(i) will not relieve any party thereto from Liability with respect to the Confidentiality Agreements.

(ii) (A) If this Agreement is validly terminated pursuant to Section 6.1, and the Company Termination Fee shall become due and payable in accordance with Section 6.3(a), from and after such termination and payment of the Company Termination Fee in full pursuant to and in accordance with Section 6.3(a) (together with the payment of the Collection Fees and Expenses), none of the Company Related Parties will have any further Liability to any of Parent, Purchaser or the Equity Investors, or any of the other Parent Related Parties arising out of this Agreement for any matters forming the basis of such termination and (B) in no event will any of the Parent Related Parties obtain any monetary recovery or award in excess of the Maximum Liability Amount against the Company Related Parties, in each case other than as set expressly forth in this Article 6. Other than the Liabilities, obligations and agreements of the Company under this Agreement, in no event will any Company Related Party have any Liability for monetary damages (including damages for fraud or breach, whether willful, intentional, unintentional or otherwise, or monetary damages in lieu of specific performance) to any Parent Related Party arising out of this Agreement or the transactions contemplated hereby, including the Acquisition. Notwithstanding the foregoing, this Section 6.3(g)(ii) will not relieve any party thereto from Liability with respect to the Confidentiality Agreements.

ARTICLE 7

MISCELLANEOUS

Section 7.1 No Survival. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Acquisition, except for covenants and agreements that contemplate performance after the Effective Time or otherwise expressly by their terms survive the Effective Time.

Section 7.2 Expenses; Transfer Taxes; FIRPTA Certificate.

(a) Except as otherwise provided in this Agreement (including in Section 4.14(d), Section 4.18(e) and Section 6.3), whether or not the Acquisition is consummated, all costs and expenses incurred in connection with the Acquisition, this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses; provided that Parent shall pay (i) all filing fees required under the HSR Act or other Antitrust Laws and (ii) all filing fees required to be paid to the SEC with respect to, and all printing and mailing costs for, the Proxy Statement.

(b) All transfer, documentary, sales, use, stamp, registration and other such Taxes imposed with respect to the transfer of Company Ordinary Shares pursuant to the Acquisition shall be borne by Parent or Purchaser and expressly shall not be a liability of holders of Company Ordinary Shares.

(c) The Parent, the Purchaser and the Company shall (at the Parent’s cost and expense) cooperate and use commercially reasonable endeavors to structure the Acquisition in a manner consistent with this Agreement so as to mitigate the cost of transfer, documentary, sales, use, stamp, registration and other such Taxes (the “Transfer Taxes”) imposed with respect to the transfer of Company Ordinary Shares pursuant to the Acquisition; provided that no action shall be required to be taken which would result in a liability for Transfer Taxes for the Company (unless the Parent or the Purchaser economically bears such Transfer Taxes) or any shareholder in the Company and provided further that nothing in this Section 7.2(c) shall require the Company to take or refrain from taking any steps or actions the effect of which may deter or prevent Company Ordinary Shares (x) being removed from DTC to the extent required for the purposes of attending and voting at the Court meeting or if otherwise requested by the beneficial owner or (y) being disabled in the DTC as from the Scheme Record Time in accordance with Section 1.4(c).

(d) On or prior to the Closing Date, if legally able to do so, the Company shall deliver to Parent a certification from (i) TNC (US) Holdings, Inc., (ii) Nielsen Sports America, LLC, and (iii) TVTY Inc., in each case pursuant to Treasury Regulations Section 1.1445-2(c) dated no more than thirty (30) days prior to the Closing Date and signed by a responsible corporate officer, together with a signed notice as contemplated by Treasury Regulation Section 1.897-2(h).

Section 7.3 Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one (1) or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 7.4 Governing Law; Jurisdiction.

(a) This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware, England or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware; provided that the determination of whether the Scheme has been implemented in accordance with this Agreement and the interpretation of the duties of the directors of the Company Board shall be governed by and construed in accordance with the laws of England, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware, England or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than England.

(b) The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of, relating to or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, New Castle County, or only if that court does not have jurisdiction, a federal court sitting in the State of Delaware (the “Delaware Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 7.7 or in any other manner permitted by law. Notwithstanding the foregoing, the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Court and any appellate courts therefrom.

Section 7.5 Specific Enforcement.

(a) The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and accordingly (i) the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, in each case in the Chosen Courts (in the order expressed in Section 7.4(b)), this being in addition to any other remedy to which they are entitled at law or in equity, (ii) the parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief and (iii) the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at law. In circumstances where Parent and Purchaser are obligated to consummate the Acquisition and the Acquisition has not been consummated, Parent and Purchaser expressly acknowledge and agree that the Company and its shareholders shall have suffered irreparable harm, that monetary damages will be inadequate to compensate the Company and its shareholders, and that the Company on behalf of itself and its shareholders shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to enforce specifically Parent’s and Purchaser’s obligations to consummate the Acquisition. The Company’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which the Company may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by the Company and its shareholders. If any party hereto brings any claim, action, suit or proceeding to enforce specifically the performance of this Agreement, the End Date shall automatically be extended by the amount of time during which such claim, action, suit or proceeding (including any appeals with respect thereto) is pending, plus twenty (20) Business Days or such other time period established by the Chosen Court presiding over such claim, action, suit or proceeding.

(b) Notwithstanding Section 7.5(a) or anything else to the contrary in this Agreement, the Company shall not be entitled to seek to enforce specifically Parent’s and Purchaser’s obligations to consummate the Acquisition unless (i) all of the conditions set forth in Sections 5.1 and 5.3 (other than (x) those conditions that by their nature are to be satisfied at the Measurement Time, (y) Section 5.1(a) (to the extent tested as of immediately prior to the Closing), Section 5.1(d) and Section 5.1(e) or (z) those conditions the failure of which to be satisfied is caused by a breach by Parent or Purchaser of its representations, warranties, covenants or agreements contained in this Agreement) shall have been satisfied (or are capable of being satisfied at the Measurement Time) or (to the extent permissible under applicable Law) waived, (ii) the full amount of the Debt Financing has been funded or would be funded at the Closing, (iii) Parent and Purchaser are required to consummate the Closing in accordance with Section 1.2 and have failed to complete the Closing by the date the Closing is required to have occurred pursuant to Section 1.2 and (iv) the Company has irrevocably confirmed to Parent in writing that if such specific performance is granted pursuant to this Section 7.5, and if the Equity Financing and the Debt Financing are

funded, then it is ready, willing and able to consummate the Closing. For the avoidance of doubt, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance and payment of the Parent Financing Termination Fee. Furthermore, for the avoidance of doubt, this Section 7.5(b) shall not limit the Company’s ability to seek specific performance of Parent’s obligations pursuant to Section 4.14.

Section 7.6 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING ANY DISPUTE ARISING OUT OF OR RELATING TO THE FINANCING OR ANY COMMITMENT LETTER OR THE PERFORMANCE OF SERVICES THEREUNDER OR RELATED THERETO). EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 7.6.

Section 7.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received when sent by email or facsimile by the party to be notified; provided that notice given by email or facsimile shall not be effective unless either (i) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 7.7 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by email or fax or any other method described in this Section 7.7; or (c) when delivered by a courier (with confirmation of delivery); in each case to the party to be notified at the following address:

To Parent or Purchaser:

c/o Elliott Investment Management L.P.

Phillips Point, East Tower

777 S. Flagler Drive, Suite 1000

West Palm Beach, FL 33401

Attention:    Marc Steinberg

                    Isaac Kim

Email:          msteinberg@elliottmgmt.com

                     ikim@egc-capital.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention:    Richard J. Birns

                    Andrew Kaplan

                    Kristen P. Poole

Email:          rbirns@gibsondunn.com

                    akaplan@gibsondunn.com

                    kpoole@gibsondunn.com

with a copy (which shall not constitute notice) to:

Brookfield Capital Partners LLC

250 Vesey Street

New York, NY 10281

Attention:    Ron Bloom; Ryan Szainwald

Email:          ron.bloom@brookfield.com; ryan.szainwald@brookfield.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: Leonard Kreynin

Email:          leonard.kreynin@davispolk.com

To the Company:

Nielsen Holdings plc

675 Avenue of the Americas

New York, New York 10010

Attention:    George D. Callard

Email:          george.callard@nielsen.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:    Steven A. Rosenblum, Esq.

                    Raaj S. Narayan, Esq.

Email:          SARosenblum@wlrk.com

                    RSNarayan@wlrk.com

and:

Clifford Chance LLP

10 Upper Bank Street

London, E14 5JJ

Attention:    David Pudge

Email:          David.Pudge@CliffordChance.com

and:

Baker & McKenzie LLP

452 Fifth Avenue

New York, New York 10018

Attention:    Alan F. Zoccolillo

Email:           Alan.Zoccolillo@bakermckenzie.com

or to such other address as any party shall specify by written notice to the other parties so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated or personally delivered. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this Section 7.7; provided that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 7.8 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that each of Purchaser and Parent may assign any of their rights hereunder to a wholly owned direct or indirect Subsidiary of Parent without the prior written consent of the Company, but no such assignment shall relieve Parent or Purchaser of any of its obligations hereunder; provided further that each of Purchaser and Parent may collaterally assign any of their rights hereunder to any Financing Entity. Subject to the first sentence of this Section 7.8, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Any purported assignment not permitted under this Section 7.8 shall be null and void. Notwithstanding anything herein to the contrary, (a) no assignment or delegation otherwise permitted under this Section 7.8 shall be permitted, (b) Parent and Purchaser shall not, and shall cause each Equity Investor not to, change its residence for Tax purposes, in the case of each of clauses (a) and (b), to the extent that such assignment, delegation, or change would result in the withholding or deduction of, or any requirement to withhold or deduct, any amount of Tax from amounts otherwise payable hereunder in excess of the amounts that otherwise would have been deducted or withheld had such assignment, delegation, change not occurred, and (c) if Purchaser, Parent, or any Equity Investor determines that it or any of its Affiliates, permitted successors or assigns is required to withhold or deduct any amount of Tax from any amount otherwise payable hereunder or under a Limited Guarantee or in connection with the transactions contemplated hereby, then, prior to the withholding or deducting of any such amount, Parent or Purchaser shall provide notice to the Company of the intent to withhold or deduct such amount and the basis for such withholding or deduction as promptly as reasonably practicable, and Parent and Purchaser shall, and shall cause the Equity Investors and their respective applicable Affiliates, permitted successors and assigns to, cooperate with the Company and use reasonable best efforts to eliminate or reduce any such withholding or deduction, including structuring the relevant payment in a manner that would mitigate, reduce or eliminate such deduction or withholding and providing a reasonable opportunity for the applicable payee to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding.

Section 7.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 7.10 Entire Agreement. This Agreement together with the Annexes, exhibits hereto, schedules hereto, and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof, and this Agreement is not intended to grant standing to any Person other than the parties hereto.

Section 7.11 Amendments; Waivers. At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Purchaser, and in the case of a waiver, by the party against whom the waiver is to be enforced, in each case subject to Section 7.15; provided, that after receipt of Company Shareholder Approval, if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of the New York Stock Exchange require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 7.12 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 7.13 No Third-Party Beneficiaries. Each of Parent, Purchaser and the Company agrees that (a) its representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, in each case subject to Section 7.15. Notwithstanding the foregoing, each Covered Person shall be an express third-party beneficiary of and shall be entitled to rely upon Section 4.12 and this Section 7.13; and following the Effective Time, each former shareholder of the Company and each holder of Company Equity Awards as of the Effective Time shall be an express third-party beneficiary of and shall be entitled to rely on the Scheme and shall be entitled to obtain the Offer Consideration to which it is entitled pursuant to the provisions hereof.

Section 7.14 Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply “if.” References to “$” shall mean U.S. dollars. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 7.15 Financing Parties. Notwithstanding anything in this Agreement to the contrary, the Company on behalf of itself and its controlled Affiliates, hereby: (a) agrees that any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such court, (b) agrees that any such Proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in the Debt Commitment Letter or other applicable definitive documents relating to the Debt Financing, (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to, this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process upon the Company or its Subsidiaries in any such Proceeding or proceeding shall be effective if notice is given in accordance with Section 7.7 irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court, (e) agrees that only Parent and Purchaser (or, at and after the Effective Time, the Company and its Subsidiaries) shall be permitted to bring any claim (including any claim for specific performance) against a Financing Party for failing to satisfy any obligation to fund the Debt Financing pursuant to the terms of any of the agreements entered into in connection with the Debt Financing (including the Debt Commitment Letter), and that none of the Company, the Subsidiaries of the Company or any of their respective controlled Affiliates (except at or after the Effective Time as an Affiliate of Purchaser) shall be entitled to seek the remedy of specific performance with respect to Parent’s, the Purchaser’s or their respective Affiliates’ rights under such agreements against the Financing Parties party thereto, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any Proceeding brought against the Financing Parties in any way arising out of or relating to, this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that none of the Financing Parties will have any liability to the Company or any of its Subsidiaries or any of their respective controlled Affiliates or Representatives (in each case, other than Parent, Purchaser or their respective Subsidiaries) relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise and (h) agrees that the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions in this Agreement reflecting the foregoing agreements in Section 6.3 and this Section 7.15, and that such provisions and the definition of “Financing Parties” shall not be amended in any way adverse to the Financing Parties without the prior written consent of the Financing Entities. In addition, the Company and its Subsidiaries and their respective controlled Affiliates, hereby (a) waive any rights or claims the Company or any of the foregoing parties may have against any of the Financing Parties in connection with this Agreement, the Debt Financing or the Debt Commitment Letter, whether at law or equity, in contract, in tort or otherwise, and (b) agree not to commence (and if commenced agree to dismiss or otherwise terminate and not to assist) any action, arbitration, audit, hearing, investigation, litigation, petition, grievance, complaint, suit or proceeding against any Financing Party in connection with this Agreement, the Debt Financing, the Debt Commitment Letter or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, nothing in this Section 7.15 shall in any way limit or modify (i) the rights and obligations of Parent or Purchaser under this Agreement or any Financing Party’s obligations to Parent or Purchaser under the Commitment Letters or (ii) following the Closing Date, the rights of the Company and its Subsidiaries against the Financing Parties with respect to the Debt Financing or any of the transactions contemplated thereby or any services thereunder.

Section 7.16 Definitions.

(a) Certain Specified Definitions. As used in this Agreement:

“Affiliates” means, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Anti-Corruption Laws” means all applicable laws relating to bribery or corruption in all jurisdictions in which the Company and its Subsidiaries operate, including the U.S. Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act of 2010.

“Anti-Money Laundering Laws” means all applicable federal, state, and local anti-money laundering laws in all jurisdictions in which the Company and its Subsidiaries operate, including 18 U.S.C. §§ 1956 and 1957.

“Antitrust Laws” means the HSR Act and all other applicable laws or legal restraints designed to govern competition or trade regulation or to prohibit, restrict or regulate actions or transactions with the purpose or effect of monopolization, restraint of trade or foreign investment.

“Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York or London, United Kingdom are authorized or required by Law to remain closed.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136 (116th Cong.) Mar. 27, 2020, the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020, IRS Notice 2020-65 and any related or successor legislation, guidance, rules and regulations promulgated thereunder relating to COVID-19.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Benefit Plan” means each compensatory or employee benefit plan, program, agreement or arrangement, including pension, retirement, profit-sharing, deferred compensation, stock option, change in control, retention, equity or equity-based compensation, stock purchase, employee stock ownership, severance pay, vacation, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and each other material employee benefit plan or fringe benefit plan, including any “employee benefit plan” as that term is defined in Section 3(3) of ERISA, in each case, whether oral or written, funded or unfunded, or insured or self-insured, (i) that is maintained by the Company or any of its Subsidiaries for the benefit of any current or former employee, officer or director of the Company or any of its Subsidiaries, or (ii) to which the Company or any of its Subsidiaries contributes or is obligated to contribute or would reasonably be expected to have any Liability, other than a Multiemployer Plan and other than any plan or program maintained by a Governmental Entity to which the Company or any of its Affiliates contributes pursuant to applicable Law.

“Company Credit Agreement” means that certain Sixth Amended and Restated Credit Agreement, dated as of July 21, 2020 and as amended, modified or otherwise supplemented, among Nielsen Finance LLC, TNC (US) Holdings Inc., Nielsen Holding and Finance B.V., the guarantors from time to time party thereto, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent.

“Company Equity Awards” means the Company Options and the Company RSU Awards.

“Company Lease” means any lease, sublease, license and other agreement under which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Notes” means the senior notes issued pursuant to each of the Indentures.

“Company Ordinary Shares” means the ordinary shares of the Company, €0.07 nominal value per share.

“Company Payoff Letter” means, with respect to the Company Credit Agreement, a payoff letter executed by the lenders or other creditors thereunder (or their duly authorized agent or representative), which shall be in form and substance reasonably satisfactory to Parent.

“Company Required Financial Information” means (i) the audited consolidated balance sheet of the Company as of December 31, 2021 and December 31, 2020 (and, in the event the Marketing Period has not concluded by February 10, 2023, also December 31, 2022 (the “2022 Year-End Financials”)) and the related audited consolidated statements of income and cash flows for the fiscal years then ended (or the fiscal year then ending, as applicable), and (ii) the unaudited condensed consolidated balance sheet of the Company as of the last date of each subsequent fiscal quarter ending after December 31, 2021, and at least 45 days prior to the Closing Date, and the related unaudited condensed consolidated statements of income and cash flows for the three months then ending and for the portion of the year to date, but, in each case of clauses (i) and (ii) above, only in the event that the Marketing Period has not been completed in accordance with its terms on or prior to such date; provided that it is understood and agreed that clauses (i) and (ii) of this definition, (x) may be satisfied by furnishing the applicable financial statements of the Company on Form 10-K or Form 10-Q, as applicable, filed with the SEC, and (y) shall be deemed to have been delivered on the earliest date on which (1) the Company posts such documents, or provides a link thereto, on the Company’s website on the Internet, (2) such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another website to which the Commitment Parties (as defined in the Debt Commitment Letter) have access or (3) such financial statements and/or other documents are posted on the SEC’s website on the internet at www.sec.gov; (iii) historical information reasonably requested by Parent in the preparation of the pro forma financial statements referred to in Section 4.14(d) (after giving effect to each of the provisos thereto); (iv) all other financial data and other information regarding the Company and its Subsidiaries that is reasonably requested by Parent and required for Parent to produce a customary offering memoranda for high yield debt securities issued on a “Rule 144A for life” basis (for the avoidance of doubt (a) excluding the Excluded Information, and (b) which shall be subject to the provisos in Section 4.14(d)) to consummate the offering of high-yield debt securities contemplated by the Debt Commitment Letter; and (v) all other financial data that would reasonably be expected to be necessary for the Investment Banks (as defined in the Debt Commitment Letter) to receive a customary comfort letter (including customary “negative assurance” comfort) with respect to historical financial information of the Company included in any offering memoranda with respect to any non-convertible high yield debt securities included in the Debt Financing issued on a “Rule 144A for life” basis; provided that in no event shall the Company Required Financial Information be deemed to include (and no provision of this Agreement shall be interpreted to require delivery by the Company, any of its Subsidiaries or their respective Representatives of) any Excluded Information. For the avoidance of doubt, financial statements referred to in clauses (i) and (ii) will be prepared in accordance with GAAP (no IFRS financial statements or information shall constitute Company Required Financial Information) and the unaudited financial statements referred to in clause (ii) of this definition will be reviewed by the independent accountants of the Company as provided in the procedures specified by PCAOB AS 4015; provided that no opinion shall be required with respect to such review of such unaudited financial statements.

“Company Resolutions” means: (A) such resolutions of the Company’s shareholders as are necessary to approve, implement and effect the Scheme and the Acquisition, including (i) to adopt new articles of association of the Company in the form attached hereto as Annex C; and (ii) to authorize directors of the Company Board to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and (B) special resolutions of the Company’s shareholders: (i) directing the Company Board to deliver the Court Order to Companies House if the Court Sanction is obtained and provided that the condition set forth in Section 5.1(a) has been satisfied immediately prior to Closing (the “Board Direction Resolution”); and (ii) directing the Company Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or Company Superior Proposal or cause the Company to terminate this Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (the “Non-Solicitation Deadline Resolution”).

“Company Shareholder Approval” means the approval of the Company Resolutions by the Company’s shareholders, which shall consist of the following: (i) the approval at the Court Meeting of the Scheme by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing three-quarters or more in value of the Scheme Shares held by those Scheme Shareholders (it being understood in each case that such Scheme Shareholders shall not include persons affiliated with or acting in concert with Parent or the Purchaser in connection with the Scheme or the Acquisition); and (ii) the approval at the Company Shareholders’ Meeting of all other Company Resolutions (as set out in the notice of the Company Shareholders’ Meeting) by the requisite majorities, either in person or by proxy; provided, that if the Unbundling Event occurs, the Board Direction Resolution and the Non-Solicitation Deadline Resolution shall not be included in the definition of Company Shareholder Approval.

“Company Shareholders’ Meeting” means the meeting of the Company’s shareholders for the purpose of considering, and if thought fit, approving the Company Resolutions described in clause (ii) of the definition of “Company Shareholder Approval,” and any adjournments or postponements thereof.

“Company Superior Proposal” means a Company Takeover Proposal, substituting “50%” for “20%” in the definition thereof, that the Company Board determines in good faith, after consultation with its outside legal counsel and outside financial advisors, taking into account the timing, likelihood of consummation, legal, financial, regulatory and other aspects of the Company Takeover Proposal, including the financing terms thereof and the identity of the Person making the Company Takeover Proposal, and such other factors as the Company Board considers to be appropriate, to be more favorable to the Company and its shareholders than the transactions contemplated by this Agreement.

“Company Takeover Proposal” means any bona fide proposal or offer made by any Person or group of related Persons (other than Parent and its Affiliates), and whether involving a transaction or series of related transactions, for (i) a merger, reorganization, share exchange, consolidation, scheme of arrangement, business combination, dissolution, liquidation or similar transaction involving the Company, (ii) the acquisition by any

Person or group of related Persons (other than Parent and its Affiliates) of more than twenty percent (20%) of the assets of the Company and its Subsidiaries, on a consolidated basis (in each case, including securities of the Subsidiaries of the Company), or (iii) the acquisition by any Person or group of related Persons (other than Parent and its Affiliates) of more than twenty percent (20%) of the Company Ordinary Shares then issued.

“Company Termination Fee” means a cash amount equal to $102 million.

“Contract” means any written contract, note, bond, mortgage, indenture, deed of trust, license, lease, agreement, arrangement, commitment or other instrument or obligation that is legally binding; provided that the defined term “Contract” shall not include any Company Benefit Plan or any Environmental Permits.

“Court” means the High Court of Justice in England and Wales.

“Court Hearing” means the hearing of the Court to sanction the Scheme.

“Court Meeting” means the meeting of Scheme Shareholders to be convened pursuant to section 896 of the Companies Act for the purpose of considering, and if thought fit, approving the Company Resolutions described in clause (i) of the definition of “Company Shareholder Approval,” and any adjournments or postponements thereof.

“Court Order” means the order of the Court sanctioning the Scheme under section 899(1) of the Companies Act.

“Court Sanction” means the sanction of the Scheme by the Court without modification or with modification on terms reasonably acceptable to each of Parent, Purchaser and the Company.

“COVID-19” means SARS-CoV-2 or COVID-19, and any variants or evolutions thereof (including the “Delta” or “Omnicron” variants) or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any applicable quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other applicable Law, recommendation, decree, judgment, injunction or other order, directive, guidelines or recommendations by any Governmental Entity, public health authority or industry group, including the Centers for Disease Control and Prevention and the World Health Organization, in connection with or in response to COVID-19, including, the Coronavirus Aid, Relief, and Economic Security Act (CARES), Families First Act and American Rescue Plan Act of 2021.

“Environmental Law” means any Law (i) relating to pollution or the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or any exposure to or release of, or the management of (including the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of) any Hazardous Materials or (ii) that regulates, imposes liability (including for enforcement, investigatory costs, cleanup, removal or response costs, natural resource damages, contribution, injunctive relief, personal injury or property damage) or establishes standards of care with respect to any of the foregoing.

“Environmental Permit” means any permit, certificate, registration, notice, approval, identification number, license or other authorization required under any applicable Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Excluded Party” means any Third Person (i) who submits a written bona fide Company Takeover Proposal to the Company or any of its Subsidiaries or their respective Representatives after the date hereof and prior to the No-Shop Period Start Date and (ii) whose Company Takeover Proposal is determined by the Company Board, in good faith, prior to the start of the No-Shop Period Start Date (after consultation with the Company’s outside financial advisors and outside legal counsel), to be, or to be reasonably expected to lead to, a Company Superior Proposal; provided, however, that a Third Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (1) such Company Takeover Proposal, as it may be amended from time to time, is withdrawn by such Third Person or (2) such Company Takeover Proposal, as it may be amended from time to time, in the good faith determination of the Company Board (after consultation with the Company’s outside financial advisors and outside legal counsel), no longer is or would no longer be reasonably expected to lead to a Company Superior Proposal.

“Financing Entities” shall have the meaning set forth in the definition of “Financing Parties.”

“Financing Parties” means the entities that have committed to provide or otherwise entered into agreements in connection with the Debt Financing, or to purchase securities from or place securities or arrange or provide loans for Parent or Purchaser in lieu of the Financing under the Debt Commitment Letter, in connection with the Acquisition, including the parties to the Debt Commitment Letter and any joinder agreements, indentures or credit agreements relating thereto (the “Financing Entities”) and their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives, and their respective successors and assigns; provided that neither Parent, Purchaser, nor any Affiliate of Parent or Purchaser shall be a Financing Party.

“Government Bid” means any binding bid, offer or proposal made by the Company or any Subsidiary prior to the Closing Date, which, if accepted, would result in a Government Contract.

“Government Contract” means any Contract for the sale of supplies or services currently in performance or that has not been closed that is between the Company or any Company Subsidiary, on the one hand, and a Governmental Entity on the other or entered into by the Company or any of its Subsidiaries as a subcontractor in connection with a Contract between another Person and a Governmental Entity.

“Governmental Entity” means any federal, state, local or foreign government, any transnational governmental organization or any court of competent jurisdiction, arbitral, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“Hazardous Materials” means all substances defined or regulated as hazardous, a pollutant or a contaminant under any Environmental Law, including any regulated pollutant or contaminant (including any constituent, raw material, product or by-product thereof), petroleum or natural gas hydrocarbons or any liquid or fraction thereof, asbestos or asbestos-containing material, polychlorinated biphenyls, any hazardous or solid waste, and any toxic, radioactive, infectious or hazardous substance, material or agent.

“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination: (i) all obligations of such Person for borrowed money, including accrued and unpaid interest, and any prepayment fees or penalties, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all lease obligations of such Person capitalized on the books and records of such Person, (iv) all Indebtedness of others secured by a Lien on property or assets owned or acquired by such Person, whether or not the Indebtedness secured thereby have been assumed, (v) all letters of credit, bank guarantees or performance bonds issued for the account of such Person, to the extent drawn upon, and (vi) all guarantees of such Person of any Indebtedness of any other Person other than a wholly owned subsidiary of such Person.

“Indentures” means the (i) Indenture, dated as of January 31, 2017, among the Nielsen Company (Luxembourg) S.À R.L., the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as Trustee, issuing the 5.000% Senior Notes due 2025 (as amended, modified, or otherwise supplemented), (ii) Indenture, dated as of September 24, 2020, among Nielsen Finance LLC, Nielsen Finance Co., the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as Trustee, issuing the 5.265% Senior Notes due 2028 (as amended, modified, or otherwise supplemented), (iii) Indenture, dated as of September 24, 2020, among Nielsen Finance LLC, Nielsen Finance Co., the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as Trustee, issuing the 5.875% Senior Notes due 2030 (as amended, modified, or otherwise supplemented), (iv) Indenture, dated as of May 28, 2021, among Nielsen Finance LLC, Nielsen Finance Co., the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as Trustee, issuing the 4.500% Senior Notes due 2029 (as amended, modified, or otherwise supplemented) and (v) Indenture, dated as of May 28, 2021, among Nielsen Finance LLC, Nielsen Finance Co., the guarantors party thereto from time to time, and Deutsche Bank Trust Company Americas, as Trustee, issuing the 4.750% Senior Notes due 2031 (as amended, modified, or otherwise supplemented).

“Intellectual Property” means all intellectual property and similar proprietary rights existing anywhere in the world associated with: (i) patents and patent applications, including amendments, continuations, divisionals, extensions, continuations-in-part, reissues or reexaminations and patents issuing thereon (collectively, “Patents”), (ii) trademarks, service marks, trade dress, logos, brand names, corporate names, trade names, and all applications and registrations therefor (collectively, “Marks”), (iii) Internet domain names, web pages, websites and related content, social media accounts and other identifiers, (iv) copyrights and any other equivalent rights in works of authorship, including all rights in software as a work of authorship and databases as a work of authorship, and registrations and applications therefor (collectively, “Copyrights”), and (v) trade secrets and other proprietary and confidential information, including know-how, inventions, processes, models, formulations, schematics, technical data and designs, in each case that derive independent economic value, whether actual or potential, from not being known to other Persons, and in each case excluding any rights in respect of any of the foregoing that comprise or are protected by Patents (collectively, “Trade Secrets”).

“International Trade Laws” means all applicable economic sanctions, export controls, import and custom restrictions and anti-boycott regulations, including those administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of Commerce, the U.S. Department of Homeland Security, the U.S. Department of State, the Office of Financial Sanctions Implementation of HM Treasury (“OFSI”), the European Union (“EU”), the competent authorities of EU member states, and the United Nations.

“IT Systems” means all computer systems (including hardware, servers, platforms, firmware, applications, databases, peripherals, data communication lines), network equipment, and other information technology equipment used in the conduct of the business of the Company and its Subsidiaries as conducted as of the date hereof which is owned or leased by the Company or any of its Subsidiaries.

“Knowledge” means (a) with respect to Parent and its Subsidiaries, the actual knowledge, after and assuming reasonable inquiry, of the individuals listed in Section 7.16(a) of the Parent Disclosure Schedule and (b) with respect to the Company and its Subsidiaries, the actual knowledge, after and assuming reasonable inquiry, of the individuals listed on Section 7.16(b) of the Company Disclosure Schedule.

“Liability” means any and all debts, liabilities and obligations, whether fixed, contingent or absolute, matured or unmatured, accrued or not accrued, determined or determinable, secured or unsecured, disputed or undisputed, subordinated or unsubordinated, or otherwise.

“Lien” means any lien, mortgage, pledge, conditional or installment sale agreement, encumbrance, covenant, condition, restriction, charge, option, right of first refusal, easement, security interest, deed of trust, right-of-way, encroachment, occupancy right, community property interest or other restriction of any nature.

“Marketing Period” means the first period of fourteen consecutive Business Days after the date of this Agreement (inclusive of each day starting with the first day through and ending with the last day of such period) commencing on the date that (a) Parent has been provided the Company Required Financial Information and (b) (x) if such period shall start prior to October 28, 2022 the condition set forth in Section 5.1(b) has been satisfied (or waived by Parent, to the extent permissible under applicable Law) and (y) in all cases, the condition set forth in Section 5.1(c) has been satisfied (or waived by Parent, to the extent permissible under applicable Law); provided that (i) (1) if such fourteen consecutive Business Day period were to commence but would not be completed in accordance with its terms on or prior to August 19, 2022, then such fourteen consecutive Business Day period shall not commence prior to September 6, 2022, (2) November 25, 2022 shall not count as a Business Day for such fourteen consecutive Business Day period (it being understood that such exclusion under this clause (2) shall not restart the Marketing Period) and (3) if such fourteen consecutive Business Day period were to commence but would not be completed in accordance with its terms on or prior to December 16, 2022, then such fourteen consecutive Business Day period shall not commence prior to January 3, 2023; provided, further, that, the Marketing Period shall not restart once it has begun in connection with any financial statements or information that is required to be provided pursuant to clauses (i) and (ii) of the definition of “Company Required Financial Information” after the Marketing Period first commenced, (ii) the Marketing Period shall be deemed to have been complied with and automatically end on any earlier date that is (x) five Business Days after the full amount of the Debt Financing is allocated with respect to any bank financing and (y) the date on which the Debt Financing is consummated with respect to the issuance of any high yield debt securities and (iii) the Marketing Period shall not commence if, after the date of this Agreement and prior to the completion of such fourteen consecutive Business Day period, (A) the Company’s auditor shall have withdrawn its audit opinion with respect to any annual audited financial statements constituting Company Required Financial Information, in which case the Marketing Period shall not commence unless and until a new unqualified audit opinion is issued with respect to such financial statements for the applicable periods by such auditor or another independent public accounting firm of recognized national standing, (B) the Company shall have announced, or the board of directors of the Company shall have determined, that a restatement of any historical financial information constituting Company Required Financial Information is required, in which case the Marketing Period shall not commence unless and until such restatement has been completed and the applicable Company Required Financial Information has been amended to reflect such restatement or Parent or the board of directors of Company subsequently concludes that no restatement shall be required in accordance with GAAP, (C) the Company Required Financial Information, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained in the Company Required Financial Information not materially misleading in light of the circumstances under which such statements are made, in which case the Marketing Period shall not be deemed to commence unless and until such Company Required Financial Information has been updated or supplemented so that there is no longer, when taken as a whole, any such untrue statement of material fact or omission to state any material fact necessary in order to make the statements contained therein not materially misleading, when taken as a whole, in light of the circumstances under which such circumstances are made (provided that any supplemental disclosure that would typically be included in a customary pricing supplement (and that would not typically require circulating updated disclosure to potential investors prior to pricing of any related securities offering) shall not be construed to be a material misstatement or omission) or (D) the financial statements in the Company Required Financial Information are not in a form such that the Company’s independent auditors would reasonably be expected to be able to issue a customary “comfort” letter to the Financing Sources (subject to completion of its normal practices and procedures), including as to customary negative assurance and change period comfort, in order to consummate any offering of debt securities on any day during the Marketing Period. If at any time the Company shall reasonably believe that it has provided the Company Required Financial Information and that the Marketing Period has commenced, the Company may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (A) through (D) above in the immediately preceding sentence, the Marketing Period will be deemed to have commenced on the date of such notice, unless Parent in good faith reasonably believes the Marketing Period has not commenced and, within two Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (stating with reasonable specificity why Parent believes the Marketing Period has not commenced and what Company Required Financial Information is required to be delivered to commence the Marketing Period), following which the Company Required Financial Information shall be deemed to have been received by Parent as soon as the Company delivers to Parent such specified portion of the Company Required Financial Information; provided that, notwithstanding the foregoing, the delivery of the Company Required Financial Information shall be satisfied at any time which (and so long as) Parent shall have actually received the Company Required Financing Information, regardless of whether or when any such notice is delivered by the Company and it is understood that the delivery of such written notice from Parent to the Company will not prejudice the Company’s right to assert that the Company Required Financial Information has in fact been delivered and that the Marketing Period has commenced.

“Material Adverse Effect” means, with respect to the Company, any change, effect, event, occurrence or development that has, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries taken as a whole, provided, however, that none of the following shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any changes or developments in domestic, foreign or global markets or domestic, foreign or global economic conditions generally, including (A) any changes or developments in or affecting domestic or any foreign securities, equity, credit or financial markets or (B) any changes or developments in or affecting domestic or any foreign interest or exchange rates, (ii) changes in GAAP or other applicable accounting standards or in any authoritative interpretation or enforcement thereof, (iii) changes in Law or in the interpretation or enforcement thereof, (iv) changes in domestic, foreign or global political conditions (including the outbreak or escalation of war (whether or not declared), hostilities, military actions, or acts of terrorism, including by cyberattack (whether state-sponsored or not) or otherwise), including any worsening of such conditions threatened or existing on the date of this Agreement, (v) changes or developments in the business or regulatory conditions affecting the industries in which the Company or any of its Subsidiaries operate, (vi) the execution, delivery and performance of this Agreement or the public announcement or pendency or consummation of the Acquisition or the other transactions contemplated hereby (including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with employees, labor unions, financing sources, customers, suppliers or partners) (other than for purposes of Section 2.3(b) or Section 2.3(c)), (vii) the identity of Parent or any of its Affiliates as the acquiror of the Company, (viii) any conditions resulting from epidemics and pandemics (including COVID-19), weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters), (ix) any changes arising out of the implementation or compliance by the Company and its Subsidiaries of or with any COVID-19 Measures, (x) a decline in the trading price or trading volume of the Company Ordinary Shares or in the trading price of any other securities of the Company or any of its Subsidiaries or any change in the ratings or ratings outlook for the Company or any of its Subsidiaries or any of their respective securities (provided, that the underlying causes thereof may be considered in determining whether a Material Adverse Effect has occurred if not otherwise excluded hereunder), (xi) the failure to meet any internal or published projections, guidance, budgets, forecasts or estimates for any period (provided, that the underlying causes thereof may be considered in determining whether a Material Adverse Effect has occurred if not otherwise excluded hereunder), (xii) the taking or omission of any action required by this Agreement (other than the requirement to conduct the business in the ordinary course) or expressly directed by Parent or Purchaser, (xiii) any matter set forth in Section 2.10(c) of the Company Disclosure Schedule, (xiv) any litigation relating to or resulting from this Agreement or the transactions contemplated hereby and (xv) the failure to obtain any approvals or consents from any Governmental Entity in connection with the transactions contemplated by this Agreement; except, with respect to clauses (i), (ii), (iii), (iv), (v), (viii) and (ix), to the extent that such impact is disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to similarly situated businesses in the industry or industries in which the Company and its Subsidiaries operate (in which case the incremental disproportionate impact shall be taken into account in determining whether there has been a Material Adverse Effect to the extent not otherwise excluded from the definition of Material Adverse Effect).

“Non-U.S. Company Benefit Plan” means each Company Benefit Plan that is maintained outside the jurisdiction of the United States.

“Offer” means, if the Acquisition is implemented by way of a takeover offer (as defined in Section 974 of the Companies Act), the offer to made by or on behalf of Purchaser, to acquire the entire issued and to be issued ordinary share capital of the Company other than those shares already owned by Parent, Purchaser or their respective Affiliates including any subsequent revision, variation, extension or renewal of such offer.

“Offer Consideration” means consideration of $28.00 in cash, without interest, per Company Ordinary Share.

“Open Source Software” means any software that is licensed pursuant to: (i) any form of license that meets the Open Source Definition (opensource.org/osd) (including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), GNU Affero General Public License (AGPL), MIT License (MIT), Apache License, Artistic License, and BSD Licenses), or (ii) any license that is considered “free software” by the Free Software Foundation.

“Order” means any charge, order, writ, injunction, judgment, decree, ruling, determination, directive, award or settlement, whether civil, criminal or administrative.

“Owned Intellectual Property” means any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Parent Financing Termination Fee” means a cash amount equal to $511 million.

“Parent Material Adverse Effect” means, with respect to Parent or Purchaser, any change, effect, event, occurrence or development that prevents or has a material adverse effect on the ability of Parent or Purchaser to obtain the Financing or to consummate the Acquisition or the other transactions contemplated hereby, in each case, on a timely basis.

“Permitted Lien” means (i) any Lien for Taxes not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established by the Company in accordance with GAAP, (ii) vendors’, mechanics’, materialmen’s, carriers’, workers’, landlords’, repairmen’s, warehousemen’s, construction and other similar Liens (A) with respect to Liabilities that are not yet due and payable or, if due, are not delinquent or (B) that are being contested in good faith by appropriate proceedings and for which adequate reserves (based on good faith estimates of management) have been set aside for the payment thereof or (C) arising or incurred in the ordinary and usual course of business and which are not, individually or in the aggregate, material to the business operations of the Company and its Subsidiaries and do not materially adversely affect the market value or continued use of the asset encumbered thereby, (iii) Liens imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions but only to the extent that the Company and its Subsidiaries and their assets are materially in compliance with the same, (iv) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation, (v) Liens relating to intercompany borrowings among a Person and its wholly owned subsidiaries, (vi) utility easements, minor encroachments, rights of way, imperfections in title, charges, easements, rights of way (whether recorded or unrecorded), restrictions, declarations, covenants, conditions, defects and similar Liens, but not including any monetary Liens, that are imposed by any Governmental Entity having jurisdiction thereon or otherwise are typical for the applicable property type and locality as do not individually or in the aggregate materially interfere with the present occupancy or use or market value of the respective Owned Real Property or Company Lease or otherwise materially impair the business operations of the Company and its Subsidiaries, (vii) non-exclusive licenses of Intellectual Property, (viii) Liens to be released at or prior to the Effective Time and (ix) Liens that have would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity.

“Personal Data” means any information defined as “personal data”, “personally identifiable information,” “personal information” or analogues of these terms under any applicable Privacy Laws, including any information that identifies, relates to, describes, is reasonably capable of identifying, or is linked to any individual or household.

“Privacy Laws” means any applicable Laws and guidelines from Governmental Entity relating to privacy, data security, data protection, sending solicited or unsolicited electronic mail and text messages, cookies, trackers and collection, processing, transfer, disclosure, sharing, storing, security and use of Personal Data as applicable in all relevant jurisdictions, including the European General Data Protection Regulation of April 27, 2016 (Regulation (EU) 2016/679) (“GDPR”) and/or any implementing or equivalent national Laws, the UK Data Protection Act 2018 and the GDPR as incorporated into UK law pursuant to the European Union (Withdrawal) Act 2018, as well as applicable U.S. federal and state Laws, in particular the California Consumer Privacy Act of 2018 and the California Privacy Rights Act, when applicable (and no later than as of January 1, 2023).

“Proceeding” means any action, suit, claim, hearing, arbitration, litigation or other proceeding, in each case, by or before any Governmental Entity.

“Representative” means, with respect to any Person, the Affiliates, officers, directors, employees, accountants, consultants, legal counsel, investment bankers, advisors, representatives or authorized agents of such Person.

“Sanctioned Country” means any country or region that is or has been since January 1, 2017 the subject or target of a comprehensive embargo under International Trade Laws (including Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk People’s Republic (DNR), and Luhansk People’s Republic (LNR) regions of Ukraine).

“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under International Trade Laws, including: (i) any Person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including OFAC’s Specially Designated Nationals and Blocked Persons List, List of Persons Identified as Blocked Solely Pursuant to Executive Order 13599, and Sectoral Sanctions Identifications List; the Denied Persons, Unverified, or Entity Lists, maintained by the U.S. Department of Commerce; the Debarred List or non-proliferation sanctions lists maintained by the U.S. State Department; the EU Consolidated List of Designated Parties, maintained by the European Union; the Consolidated List of Assets Freeze Targets, maintained by HM Treasury (U.K.); or the UN Consolidated List, maintained by the UN Security Council Committee; (ii) any Person that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i) so as to subject the Person to sanctions; or (iii) any Person that is a national of a Sanctioned Country with whom U.S. Persons are prohibited from dealing.

“Scheme” means the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the Scheme Shareholders, in substantially the form attached hereto as Annex A, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by the Company, Purchaser and Parent.

“Scheme Convening Hearing” means the hearing of the Court (or any adjournment thereof) at which the Court will be invited to: (i) provide directions in connection with the Scheme (including any issues which may arise in connection with the constitution of meetings of members, creditors or other interested persons); and (ii) grant its permission for the convening of the Court Meeting.

“Scheme Record Time” has the meaning ascribed to it in the Scheme Annex.

“Scheme Shareholders” has the meaning ascribed to it in the Scheme Annex.

“Scheme Shares” has the meaning ascribed to it in the Scheme Annex.

“Significant Subsidiary” means the Subsidiaries listed in Section 2.1(b) of the Company Disclosure Schedule.

“Subsidiaries” of any party means any corporation, partnership, association, trust or other form of legal entity of which (i) fifty percent (50%) or more of the voting power of the voting securities are directly or indirectly owned by such party or (ii) such party or any Subsidiary of such party is a general partner.

“Tax” or “Taxes” means any and all federal, state, local or foreign taxes imposed by any Governmental Entity, including all net income, gross receipts, capital, sales, use, ad valorem, value-added, transfer, franchise, profits, inventory, share capital, license, withholding, payroll, employment, social security, unemployment, excise, severance, environmental, stamp, occupation, premium, and property (real or personal) taxes, including any and all interest, penalties, additions to tax or additional amounts imposed by any Governmental Entity with respect thereto, and any and all other similar assessments, charges or fees in the nature of a tax imposed by any Governmental Entity.

“Tax Return” means any return, declaration, report or similar filing filed or required to be filed with respect to Taxes, including any information return, claim for refund, amended return, attached schedules, or declaration of estimated Taxes.

“Taxing Authority” means any Governmental Entity responsible for the administration or the imposition of any Tax.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Purchaser or any of its Affiliates or Representatives.

“U.S. Company Benefit Plan” means, each Company Benefit Plan that is not a Non-U.S. Company Benefit Plan.

“UK Scheme Regulations” means Part 26 of the Companies Act 2006, all other relevant provisions of the Companies Act, the UK companies law and all relevant procedural rules and practice directions or similar relating to and relevant to a scheme of arrangement under Part 26 of the Companies Act.

“Unbundling Event” means the SEC or its staff informing the Company that the Board Direction Resolution and/or the Non-Solicitation Deadline Resolution should be presented as one or more separate resolutions from the other Company Resolutions at the Company Shareholders’ Meeting pursuant to Rule 14a-4(a)(3) promulgated under the Exchange Act or otherwise.

“VAT” means (a) in the UK, any value added tax imposed by the Value Added Tax Act 1994 and any legislation and regulations supplemental thereto (b) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (c) any other tax of a similar nature, whether imposed in the UK or a member state of the European Union in substitution for, or levied in addition to, such tax referred to in the foregoing (a) or (b), or imposed elsewhere.

(b) The following terms are defined elsewhere in this Agreement, as indicated below:

Section
Acceptable Confidentiality Agreement	4.3(d)
Acquisition	Recitals
Acquisition Amounts	3.6(j)
Agreement	Preamble
Alternative Financing	4.14(c)
Board Direction Resolution	Definition of Company Resolutions
Bonus Plans	4.9(b)
Closing	1.2
Closing Date	1.2
Closing Fiscal Year	4.9(b)
Collection Fees and Expenses	6.3(f)
Collective Bargaining Agreement	2.14
Commitment	4.16(c)(i)
Commitment Letters	3.6(b)
Companies Act	Recitals
Companies House	1.2
Company	Preamble
Company Acquisition Agreement	4.3(a)
Company Adverse Recommendation Change	4.3(f)
Company Articles of Association	1.7
Company Board	Recitals
Company Disclosure Schedule	ARTICLE 2
Company Employees	4.9(a)
Company ESPP	1.5(c)
Company Material Contracts	2.19(a)
Company Note Offers and Consent Solicitations	4.18(c)
Company Opinion of Counsel	4.18(c)
Company Option	1.5(a)
Company Recommendation	2.3(a)
Company Registered Intellectual Property	2.16(a)
Company Related Parties	6.3(g)(i)
Company RSU Award	1.5(b)
Company SEC Documents	2.4(a)
Company Software	2.16(h)
Company Supplemental Indenture	4.18(c)
Confidentiality Agreements	4.2(c)
Consent Solicitations	4.18(c)
Copyrights	7.16(a)
Counsel	4.5(a)
Court Documentation	4.5(c)
Covered Persons	4.12(a)
Credit Agreement Termination	4.18
Current ESPP Offering Period	1.5(c)
Debt Commitment Letter	3.6(a)
Debt Financing	3.6(a)
Definitive Debt Financing Agreements	4.14(a)
Delaware	7.4(b)
DTC	1.4(c)
Effective Time	1.2

Section
End Date	6.1(a)(i)
Enforceability Exceptions	2.3(a)
Engagement Letter	3.6(h)
Equity Commitment Letters	3.6(b)
Equity Investors	3.6(b)
European Works Council	4.16(a)
European Works Council Consultation	4.16(a)
Exchange Act	2.3(b)
Excluded Information	4.14(d)
Financing	3.6(b)
Financing Conditions	3.6(c)
GAAP	2.4(b)
HMRC	2.3(b)
HSR Act	2.3(b)
Intervening Event	4.3(f)
IRS	2.9(c)
Key Acquisition Documents	4.4(a)
Law	2.7(a)
Laws	2.7(a)
Limited Guarantee	Recitals
Marks	7.16(a)
Maximum Liability Amount	6.3(g)(i)
Maximum Premium	4.12(c)
Measurement Time	4.9(f)
Minimum Condition	4.8(e)
Multiemployer Plan	2.9(e)
Non-Solicitation Deadline Resolution	Definition of Company Resolutions
No-Shop Period Start Date	4.3(a)
Offer Documents	4.8(a)(i)
Offers to Purchase	4.18(c)
Owned Real Property	2.15
Parent	Preamble
Parent Board	Recitals
Parent Cost Exceptions	4.9(d)
Parent Disclosure Schedule	ARTICLE 3
Parent Related Parties	6.3(g)(i)
Patents	7.16(a)
Payee	6.3(d)
Paying Agent	1.4(a)
Paying Agent Agreement	1.4(a)
Payment Fund	1.4(b)
Payor	6.3(d)
Permitted Dividends	4.1(b)(iii)
Post-Closing Plans	4.9(c)
Prohibited Modification	4.14(a)
Proxy Clearance Date	4.4(a)
Proxy Statement	2.12
Purchaser	Preamble
Purchaser Board	Recitals
Purchaser Counsel	4.5(b)
Qualified Plan	2.9(c)

Section
Qualifying Termination	4.9(b)
Qualifying Transaction	7.3(a)
Reimbursement Obligations	4.14(d)
Sarbanes-Oxley Act	2.4(a)
Schedule 14D-9	4.8(b)
Schedule TO	4.8(a)(i)
Scheme Annex	2.12
Scheme Convening Hearing	4.5(e)(i)
Scheme Information	2.12
Scheme Technical Defect	4.6(b)
SEC	ARTICLE 2
Second Request	4.10(c)
Securities Act	2.4(a)
Specified Acquisition	4.1(c)
Specified Date	2.2(a)
Switch	4.8
Takeover Code	Recitals
Technical Revision	4.6(b)
Termination Fee	6.3(d)
Timetable	2.12
Trade Secrets	7.16(a)
Transaction Approvals	2.3(b)
Transfer Taxes	7.2(c)
WARN Act	2.14(c)

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

NIELSEN HOLDINGS PLC

By:	/s/ George D. Callard
Name: George D. Callard
Title: Chief Legal Officer

[Signature Page to the Transaction Agreement]

NEPTUNE INTERMEDIATE JERSEY LIMITED

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Director

NEPTUNE BIDCO US INC.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: President

[Signature Page to the Transaction Agreement]

Annex B

SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF NIELSEN HOLDINGS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

Nielsen Holdings plc

and

the Scheme Shareholders

(as hereinafter defined)

PRELIMINARY

(a)	In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:

“Affiliates”	as to (i) any Person (excluding Purple Green Investment Pte. Ltd.), any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person, and (ii) Purple Green Investment Pte. Ltd., GIC Pte. Ltd. (“GIC”), GIC’s wholly-owned subsidiaries and any other Person which, directly or indirectly, is controlled by GIC and/or GIC’s wholly-owned subsidiaries. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise;

“Business Day”	any day other than a Saturday, Sunday or any other a day on which commercial banks in New York, New York or London, United Kingdom are authorised or required by Law to remain closed;

“Cede”	Cede & Co, as nominee of DTC;

“Cede Shares”	Scheme Shares in respect of which Cede is the registered holder;

“Companies Act”	the Companies Act 2006 (as amended or re-enacted from time to time);

“Company” or “Nielsen”	Nielsen Holdings plc, a company incorporated in England and Wales (registered number 09422989), whose registered office is at 5th Floor Endeavour House, 189 Shaftesbury Avenue, London, WC2H 8JR, United Kingdom;

“Court”	the High Court of Justice in England and Wales;

“Court Hearing”	the hearing of the Court (or any adjournment thereof) to sanction the Scheme under section 899 of the Companies Act, at which the Court will be requested to grant the Court Order;

“Court Meeting”	the meeting of the holders of Scheme Shares, convened by order of the Court pursuant to Part 26 of the Companies Act to consider and, if thought fit, approve this Scheme with or without modification, including any adjournment, postponement or reconvention thereof;

“Court Order”	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act;

“Deposited Fund”	the cash deposited with the Paying Agent pursuant to clause 3.1;

“DTC”	the Depository Trust Company, a wholly owned subsidiary of The Depository Trust and Clearing Corporation;

“Effective Date”	the date on which the Scheme becomes effective in accordance with its terms and “Effective” shall be construed accordingly;

“Effective Time”	the time on the Effective Date at which the Scheme becomes Effective;

“Encumbrances”	liens, equities, charges, encumbrances, options, rights of pre-emption and any other third party rights and interests of any nature;

“Equity Investors”	has the meaning given in the Transaction Agreement;

“Excluded Shares”	(i) any Nielsen Shares in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or any subsidiary undertaking of Parent, Purchaser or their respective Affiliates but excluding the Purple Green Excluded Shares; and (ii) any Nielsen Shares held in treasury by the Company, in each case immediately prior to the Scheme Record Time;

“Governmental Entity”	has the meaning given in the Transaction Agreement;

“holder”	includes a person entitled by transmission;

“Law”	all applicable federal, state, local and foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees or agency requirements of Governmental Entities;

“Latest Practicable Date”	means close of business on July 5, 2022, being the latest practicable date prior to the date of this Scheme;

“Nielsen Registrars / Transfer Agent”	Computershare;

“Nielsen Shareholders”	holders of Nielsen Shares from time to time;

“Nielsen Share Plans”	the Amended and Restated Nielsen 2010 Stock Incentive Plan, the Nielsen 2019 Stock Incentive Plan and the Nielsen Holdings plc 2016 Employee Share Purchase Plan;

“Nielsen Shares”	the ordinary shares of Nielsen, with a nominal value of EUR 0.07 per share;

“Parent”	Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (registered number 141768), whose registered office is at 26 New Street, St. Helier, JE2 3RA, Jersey;

“Paying Agent”	a bank or trust company appointed by Parent and reasonably acceptable to the Company to act as paying agent for the settlement of the sums payable under clause 2;

“Permitted Dividends”	has the meaning given in the Transaction Agreement;

“Person”	an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group or organization, including a governmental entity;

“Purchaser”	Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent, whose registered office is at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801;

“Purple Green Excluded Shares”	Nielsen Shares in the name of or beneficially owned by Purple Green Investment Pte. Ltd. and its Affiliates immediately prior to the Scheme Record Time;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Relevant Laws”

(i) all applicable federal, state, and local anti-money laundering laws, including 18 U.S.C. §§ 1956 and 1957; (ii) all applicable economic sanctions, export controls, import and custom restrictions and anti-boycott regulations, including those administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of Commerce, the U.S. Department of Homeland Security, the U.S. Department of State, the Office of Financial Sanctions Implementation of HM Treasury, the European Union, the competent authorities of European Union member states, and the United Nations; and (iii) all applicable laws relating to bribery or corruption in all jurisdictions in which the Company and its

Subsidiaries operate, including the U.S. Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act of 2010;

“Scheme”	this scheme of arrangement proposed to be made under Part 26 Companies Act between Nielsen and the Scheme Shareholders, in its present form with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Nielsen, Parent and Purchaser;

“Scheme Record Time”	6:00 p.m. New York time on the date of the Court Hearing;

“Scheme Shareholders”	holders of Scheme Shares whose names appear in the register of members of the Company as at the Scheme Record Time;

“Scheme Shares”	Nielsen Shares:

(i)	in issue at the date of this document;

(ii)	(if any) issued after the date of this document but prior to the Voting Record Time; and

(iii)

(if any) issued on or after the Voting Record Time but before the Scheme Record Time in respect of which the original or any subsequent holders thereof shall or shall by such time have agreed in writing to be, bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding the Excluded Shares;

“subsidiary undertaking”	has the meaning given in section 1162 of the Companies Act;

“Transaction Agreement”	the transaction agreement by and amongst the Company, Parent and Purchaser dated as of 28 March 2022, agreeing to such matters in connection with the acquisition and matters contemplated by this Scheme, as it may be amended from time to time; and

“Voting Record Time”	6:00 p.m. on 26 July 2022 or, if the Court Meeting is adjourned, 6:00 p.m. on the tenth business day before the date of such adjourned meeting,

and where the context so admits or requires, the plural includes the singular and vice versa. Any reference to an individual includes a reference to his personal representatives, on whom this Scheme shall be binding.

References to clauses are to clauses of this Scheme. Paragraph headings are included for convenience only and shall not affect the interpretation of this Scheme.

(b)

The share capital of Nielsen as at the Latest Practicable Date is EUR 25,188,403.87 divided into 359,834,341 fully paid ordinary shares of EUR 0.07 each, all of which are credited as fully paid up. Nielsen holds no Nielsen Shares in treasury as at the Latest Practicable Date.

(c)	Options and restricted stock unit awards to acquire up to 8,395,501 Nielsen Shares have been awarded and remain outstanding as at the Latest Practicable Date pursuant to the Nielsen Share Plans.

(d)

At the date of this Scheme 16,600,000 Nielsen Shares, in aggregate, are registered in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or, any subsidiary undertaking of Parent, Purchaser, the Equity Investors or their respective Affiliates. Holders of the Excluded Shares shall not receive the consideration due to Scheme Shareholders under this Scheme which would otherwise be due to such holders in their capacity as holders of Nielsen Shares but shall have the obligation to contribute their Excluded Shares by way of an equity share capital subscription in Parent.

(e)

Purchaser, Parent, the Equity Investors who hold or control Excluded Shares and the Equity Investor who holds or controls the Purple Green Excluded Shares have agreed, in each case subject to the terms of the Transaction Agreement, to appear by counsel at the Court Hearing and to undertake to the Court to be bound by the terms of this Scheme so far as it relates to any of them and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

THE SCHEME

1.	TRANSFER OF THE SCHEME SHARES

1.1

On the Effective Date, Purchaser and/or its nominee(s) (and/or, at the discretion of the Purchaser, a depositary or clearance service or nominee of the same on behalf of the Purchaser) shall acquire the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) fully paid up, with full title guarantee, free from all Encumbrances and together with all rights attaching to them at the Effective Date or thereafter, including voting rights and, save for the Permitted Dividends, entitlement to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) proposed, announced, authorised, declared, paid or made by Nielsen with a record date falling on or after the Effective Time. If any dividend or other distribution or return of value is declared, made or paid or becomes payable by the Company in respect of any Scheme Share on or after the date of the Transaction Agreement and with a record date before the Effective Time other than the Permitted Dividends, there shall be an adjustment to the amount payable to Scheme Shareholders under this Scheme by reference to the aggregate amount of the distribution that has been declared, made, paid or is payable and, for the avoidance of doubt, any such adjustment shall not be regarded as nor shall it constitute any modification, revision or variation of the terms of the Scheme.

1.2

For such purposes, the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) shall be transferred to Purchaser and/or its nominee(s) (and/or, at the discretion of the Purchaser, a depositary or clearance service or nominee of the same on behalf of the Purchaser) by means of a form of transfer or other instrument or instruction of transfer, and to give effect to such transfer a person shall be appointed by Purchaser as attorney and/or agent and shall on behalf of the relevant Scheme Shareholder (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) execute and deliver as transferor a form of transfer or other instrument or instruction of transfer of such Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) and every form, instrument or instruction of transfer (whether as a deed or otherwise) so executed shall be effective as if it had been executed by the holder or holders of the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) thereby transferred.

1.3

Pending the transfer of the Scheme Shares pursuant to clauses 1.1 and 1.2 and the updating of the register of members of Nielsen to reflect such transfer, from and after the Effective Time, each Scheme Shareholder irrevocably:

1.3.1

appoints Purchaser (and/or its nominee(s)) as its attorney and/or agent and/or otherwise to exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares (including in relation to any proposal to re-register Nielsen to a private limited company) and any or all rights and privileges attaching to the Scheme Shares, save that Purchaser and/or its nominee(s) shall not be entitled to receive, and the Scheme Shareholders shall be entitled to receive, any dividend declared with a record date falling prior to the Effective Time;

1.3.2

appoints Purchaser (and/or its nominee(s)) and any one or more of its directors or agents as its attorney and/or agent and/or otherwise to sign on behalf any such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Purchaser and/or any one of more of its directors or agents be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to is Scheme Shares including without limitation authority to consent to any short notice of any general or separate class meeting of Nielsen (including in relation to any proposal to re-register Nielsen to a private limited company) and as attorney and/or agent for, and on behalf of, such Scheme Shareholder and/or on its behalf to execute a form of proxy in respect of such Scheme Shares appointing any person nominated by Purchaser (and/or its nominee(s)) to attend the general and separate class meetings of Nielsen and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholders’ behalf;

1.3.3

authorises Nielsen and/or its agents to send to Purchaser (and/or its nominee(s)) any notice, circular, warrant or other document or communication which Nielsen may be required to send to Nielsen Shareholders and

1.3.4

agrees not to exercise any votes or any other rights (except the right to receive the cash amounts in exchange for the Scheme Shares as set out in clause 2) attaching to the relevant Scheme Shares without the consent of Purchaser, and irrevocably undertakes not to appoint a proxy or representative for, or to attend, any general meeting or separate class meeting of the Company.

2.	CONSIDERATION FOR TRANSFER OF THE SCHEME SHARES

In consideration for the transfer of the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) to Purchaser and/or its nominee(s) as provided in clause 1, Purchaser shall (subject to, and in accordance with, the remaining provisions of this Scheme) pay or procure to be paid to or for the account or benefit of the Scheme Shareholders (as appearing in the register of members of the Company at the Scheme Record Time), subject to any prohibition or condition imposed by Relevant Law; provided, that if the Scheme Shares shall have been changed into a different number of shares or a different class of shares by reason of any dividend, subdivision, reorganisation, reclassification, stock split, reverse stock split, combination or exchange of shares, the consideration shall be equitably adjusted, without duplication, to proportionately reflect such change:

for each Scheme Share	USD 28.00 in cash

3.	SETTLEMENT OF CONSIDERATION

3.1

Prior to the Effective Date, Parent shall appoint the Paying Agent to effect the technical implementation of the settlement of the sums payable under clause 2. On or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3.00 p.m. UK time on any date (or such later time as Parent and the Company may agree to), then no later than the first Business Day following such date), Parent shall deposit, or cause to be deposited, with the a U.S. branch of Paying Agent, in trust for the benefit of the Scheme Shareholders (as appearing in the register of members of the Company at the Scheme Record Time), cash in an amount equal to the aggregate sums payable under clause 2 (the “Deposited Fund”).

3.2	As soon as possible and, in any event, not more than 14 calendar days after the Effective Date, Purchaser shall:

3.2.1

in the case of the Scheme Shares which at the Scheme Record Time are not Cede Shares, procure that, to the extent permitted by Relevant Law, the Paying Agent despatches from the Deposited Fund, to the persons entitled thereto or as they may direct, in accordance with the provisions of clause 3.3, cheques (or electronic payments in lieu of cheques) for the sums payable to them respectively in accordance with clause 2; and

3.2.2

in the case of the Scheme Shares which at the Scheme Record Time are Cede Shares, procure that the Paying Agent despatches from the Deposited Fund, to Cede or its nominee, by way of an electronic payment in lieu of cheque, an amount in cash in immediately available funds equal to the amount of the sums payable in respect of the Cede Shares in accordance with clause 2.

3.3

All deliveries of notices, certificates and cheques required to be made pursuant to this Scheme shall be effected by posting the same by certified or registered mail, return receipt requested, with appropriate postage prepaid addressed to the persons entitled thereto at their respective addresses as appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in the said register in respect of such joint holding at such time), and none of Nielsen, Parent, Purchaser or their respective agents or nominees or the Nielsen Registrars / Transfer Agent shall be responsible for any loss or delay in the transmission of any notice, certificate, cheque or payment sent in accordance with this clause 3.3 which shall be posted at the risk of the person entitled thereto.

3.4

All cheques shall be in US dollars drawn on a United States of America clearing bank and payments shall be made to the Scheme Shareholder entitled thereto or, in the case of joint holders, to that one of the joint holders whose name stands first in the register of members of Nielsen in respect of such joint holding at the Scheme Record Time or to such other persons (if any) as such persons may direct in writing and the encashment of any such cheque or the making of any such electronic payment as is referred to in clause 3.2.1 shall be a complete discharge of Purchaser’s obligation to pay the monies represented thereby.

3.5	The procurement of the Paying Agent to pay the sums in accordance with clause 3.2.2 shall be a complete discharge of Purchaser’s obligation in respect of payments for Cede Shares made through Cede.

3.6

The preceding sub-clauses of this clause 3 shall take effect subject to any prohibition or condition imposed by Relevant Law. In the event that the payment of consideration by the Purchaser pursuant to clause 2 or the settlement of consideration by the Purchaser pursuant to this clause 3 would constitute a breach of Relevant Law, the Purchaser shall pay such consideration to the Company and the Company shall hold it on trust for the relevant Scheme Shareholder until such time as the settlement of such consideration would not constitute a breach of Relevant Law.

4.	CERTIFICATES AND CANCELLATIONS

With effect from and including the Effective Time:

4.1

all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound at the request of the Company to deliver up the same to the Company or as it may direct to destroy the same; and

4.2

subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with clause 1.2 and the payment of any UK stamp duty thereon, the Company shall make or procure to be made, appropriate entries in the Company’s register of members to reflect any transfer of the Scheme Shares to the Purchaser and/or its nominee.

5.	CESSATION OF RIGHTS

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have or be entitled to exercise any rights or privileges with respect to or attaching to the Scheme Shares, except the right to receive the cash amounts in exchange for the Scheme Shares as set out in clause 2.

6.	MANDATES

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.

7.	THE EFFECTIVE DATE

7.1	This Scheme shall become Effective upon a copy of the Court Order being delivered to the Registrar of Companies.

7.2

Unless this Scheme shall become Effective on or before 11:59 p.m. (London time) on 28 September 2022 (as may be extended in accordance with Section 6.1(a)(ii) of the Transaction Agreement) or such later date, if any, as the Company and Purchaser may agree and, if required, the Court may allow, this Scheme shall never become Effective.

8.	MODIFICATION

Purchaser, Parent and the Company may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

9.	GOVERNING LAW

This Scheme and any claim, dispute or matter arising under the Scheme or its enforceability shall be governed by and construed in accordance with the laws of England and Wales. The English Courts shall have exclusive jurisdiction over any claim, dispute or matter arising under the Scheme or its enforceability.

Dated July 8, 2022

Clifford Chance LLP

10 Upper Bank Street

London E14 5JJ

Solicitors for Nielsen Holdings plc

Annex C

March 28, 2022

The Board of Directors

Nielsen Holdings plc

85 Broad Street

New York, NY 10004

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the Scheme Shareholders (as defined below) of the consideration to be paid to such holders in the proposed acquisition (the “Transaction”) of the issued and to be issued ordinary share capital of Nielsen Holdings plc (the “Company”), by Neptune BidCo US Inc. (the “Acquisition Sub”), a wholly owned subsidiary of Neptune Intermediate Jersey Limited (the “Acquiror”, and together with the Acquisition Sub, the “Acquiror Group”), to be effected by way of a scheme of arrangement between the Company and the Scheme Shareholders under Part 26 of the United Kingdom Companies Act 2006, as amended (the “Scheme”). Pursuant to the Scheme contemplated by the Transaction Agreement (the “Agreement”), among the Company, the Acquiror and the Acquisition Sub, the Company will become a wholly-owned subsidiary of the Acquisition Sub and each holder of Scheme Shares (as defined in the Form of Scheme annexed to the Agreement) who is on the register of members of the Company at the Scheme Record Time (as defined in the Form of Scheme annexed to the Agreement) (collectively, the “Scheme Shareholders”) will be entitled to receive $28.00 in cash, without interest, per Company Ordinary Share (as defined in the Agreement) (the “Consideration”).

In connection with preparing our opinion, we have (i) reviewed a draft dated March 27, 2022 of the Agreement, including the Form of Scheme annexed thereto; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Ordinary Shares and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business (including the financial projections identified to us by the Company as the “Management Case” and the “Alternative Case”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror Group under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. At the direction of the Company’s Board of Directors, for purposes of our opinion and financial analyses, we have assumed a 50 percent probability of the “Management Case” and a 50 percent probability of the “Alternative Case”. We express no view as to such analyses or forecasts or the assumptions on which they were based or as to such probabilities. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company and the Acquiror Group in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the Scheme Shareholders in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the Scheme Shareholders in the Transaction or with respect to the fairness of any such compensation.

We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on credit facilities of the Company in June 2020 and July 2020, as joint lead bookrunner on offerings of debt securities of a Company subsidiary in September 2020 and May 2021 and as financial advisor to the Company in connection with the sale of its Global Connect business in March 2021. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Elliott Investment Management, L.P. (“Elliott”), an affiliate of the Acquiror, for which we and such affiliates have received customary compensation. Such services during such period have included providing debt syndication services to portfolio companies of Evergreen Coast Capital Corp., an Elliott subsidiary. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Brookfield Asset Management Inc. (“Brookfield”), a co-investor with Elliott in the Transaction, for which we and such affiliates have received customary compensation. Such services during such period have included acting as sole lead arranger on a credit facility of a Brookfield subsidiary in June 2021, as joint lead bookrunner on offerings of debt securities of Brookfield in February 2020, October 2020 and November 2021, and as joint lead bookrunner on an offering of debt securities of a Brookfield subsidiary in February 2021, and providing debt syndication, debt underwriting and financial advisory services to Brookfield portfolio companies. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Brookfield and its portfolio companies for which it receives customary compensation or other financial benefits. We and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Brookfield. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or Brookfield for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the Scheme Shareholders in the proposed Transaction is fair, from a financial point of view, to the Scheme Shareholders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company or Schedule 14D-9 (if applicable) relating to the Transaction, but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

/s/ J.P. Morgan Securities LLC

Annex D

OPINION OF ALLEN & COMPANY LLC

March 28, 2022

The Board of Directors

Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

The Board of Directors:

We understand that Nielsen Holdings plc, a public limited company under the laws of England and Wales (“Nielsen”), Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (“Neptune Intermediate”), and Neptune Bidco US Inc., a corporation formed under the laws Delaware and a wholly owned subsidiary of Neptune Intermediate (“Neptune Bidco”), propose to enter into a Transaction Agreement (together with the form of Scheme of Arrangement attached as Annex A thereto, the “Agreement”). As more fully described in the Agreement, Neptune Intermediate and Nielsen have agreed to proceed with a recommended proposal for the acquisition by Neptune Bidco of the issued and to be issued ordinary shares, €0.07 nominal value per share, of Nielsen (“Nielsen Ordinary Shares” and, such acquisition, the “Acquisition”) to be effected by way of a scheme of arrangement pursuant to which Nielsen will become a wholly-owned subsidiary of Neptune Bidco and holders of Nielsen Ordinary Shares (other than certain consortium members of Neptune Intermediate, Neptune Bidco and their respective affiliates) will be entitled to receive $28.00 per Nielsen Ordinary Share in cash, without interest (the “Consideration”). The terms and conditions of the Acquisition are more fully set forth in the Agreement.

Allen & Company LLC (“Allen & Company”) has acted as a financial advisor to Nielsen in connection with the proposed Acquisition and has been asked to render an opinion to the Board of Directors of Nielsen (the “Board”) as to the fairness, from a financial point of view, of the Consideration to be paid to holders of Nielsen Ordinary Shares (other than, as applicable, Neptune Intermediate, Neptune Bidco, consortium members of such entities, and their respective affiliates) pursuant to the Agreement. For such services, Nielsen has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Acquisition. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Acquisition. Nielsen also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.

Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board is aware, during the two-year period prior to the date hereof, Allen & Company provided certain brokerage services to GIC Private Limited, which we have been advised is a consortium member, for which services Allen & Company received customary brokerage commissions. As the Board also is aware, although Allen & Company is not currently providing, and during the past two years has not provided, investment banking services to Nielsen unrelated to the Acquisition or to Neptune Intermediate, Neptune Bidco or other parties identified to us as consortium members of such entities for which Allen & Company has received compensation, Allen & Company in the future may provide such services, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates, directors and officers have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related

The Board of Directors

Nielsen Holdings plc

March 28, 2022

derivative securities) of Nielsen, Neptune Intermediate, Neptune Bidco, consortium members and/or their respective affiliates. The issuance of this opinion has been approved by Allen & Company’s opinion committee.

Our opinion as expressed herein reflects and gives effect to our general familiarity with Nielsen and the industry in which Nielsen operates as well as information that we received during the course of this assignment, including information provided by the management of Nielsen in the course of discussions relating to the Acquisition as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of Nielsen or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Nielsen or any other entity, or conducted any analysis concerning the solvency or fair value of Nielsen or any other entity. We have not investigated, and express no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Nielsen or any other entity and we have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion. In connection with our engagement, we were not requested to, and we did not, undertake on behalf of Nielsen a third-party solicitation process for the acquisition of all or a portion of Nielsen; however, at the direction of the Board, we have been requested to solicit third-party indications of interest on behalf of Nielsen following public announcement of the Acquisition as contemplated by the go-shop provisions of the Agreement.

In arriving at our opinion, we have, among other things:

(i)	reviewed the financial terms of a draft, provided to us on March 28, 2022, of the Agreement;

(ii)	reviewed certain publicly available historical business and financial information relating to Nielsen, including public filings of Nielsen, and historical market prices for Nielsen Ordinary Shares;

(iii)

reviewed certain financial information relating to Nielsen, including certain internal financial forecasts, estimates and other financial and operating data relating to Nielsen, provided to or discussed with us by the management of Nielsen, and discussed with such management its views as to the probability of achieving the financial results reflected in such financial forecasts, estimates and other financial and operating data;

(iv)	held discussions with the management of Nielsen relating to the operations, financial condition and prospects of Nielsen;

(v)

reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that we deemed generally relevant in evaluating Nielsen;

(vi)	reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Acquisition; and

(vii)	conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the management and other representatives of Nielsen or otherwise reviewed by us. With respect to the financial forecasts, estimates and other financial and operating data relating to Nielsen (including the assessments of the management of Nielsen regarding the probability of achieving the financial results reflected therein) that we have been directed to utilize for purposes of our analyses and opinion, we have been advised by the management of Nielsen and we have

The Board of Directors

Nielsen Holdings plc

March 28, 2022

assumed, at your direction, that such financial forecasts, estimates and other financial and operating data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial and operating performance of Nielsen taking into account the assessments of the management of Nielsen as to the probability of achieving the financial results reflected therein and the other matters covered thereby. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions or probability assessments on which they are based.

We have relied, at your direction, upon the assessments of the management of Nielsen as to, among other things, (i) the potential impact on Nielsen of certain market, competitive, macroeconomic, seasonal, cyclical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media and content industry and the geographic regions in which Nielsen operates, (ii) the technologies and intellectual property (including associated risks) utilized in Nielsen’s business, (iii) implications for Nielsen and its operations of the global COVID-19 pandemic, and (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key customers, employees, third-party providers and data suppliers, partners and other commercial relationships of Nielsen. With your consent, we have assumed that there will be no developments with respect to any such matters or any alternative transaction structures for effecting the Acquisition as permitted under the Agreement that would have an adverse effect on Nielsen or the Acquisition or that otherwise would be meaningful in any respect to our analyses or opinion.

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, the industry in which Nielsen operates and the securities of Nielsen have experienced and may continue to experience volatility and we express no opinion or view as to any potential effects of such volatility on Nielsen or the Acquisition.

We have assumed, with your consent, that the Acquisition will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Acquisition, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would have an adverse effect on Nielsen or the Acquisition or that otherwise would be meaningful in any respect to our analyses or opinion. In addition, we have assumed, with your consent, that the final executed Agreement will not differ from the draft reviewed by us in any respect meaningful to our analyses or opinion.

Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration (to the extent expressly specified herein), without regard to individual circumstances of holders of Nielsen Ordinary Shares (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Nielsen held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness. Our opinion also does not address any other terms, aspects or implications of the Acquisition, including, without limitation, the form or structure of the Acquisition, any guaranty, debt repayment or similar transaction, or other agreements, arrangements or understandings

The Board of Directors

Nielsen Holdings plc

March 28, 2022

entered into in connection with, related to or contemplated by the Acquisition or otherwise. We express no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Acquisition or any related entities, or any class of such persons or any other party, relative to the Consideration or otherwise. We are not expressing any opinion or view as to the prices at which Nielsen Ordinary Shares or any other securities of Nielsen may trade or otherwise be transferable at any time, including following announcement or consummation of the Acquisition. In addition, we express no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Acquisition or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Nielsen or the Acquisition, and we have relied, at your direction, upon the assessments of representatives of Nielsen as to such matters. This opinion does not constitute a recommendation as to the course of action that Nielsen (or the Board or any committee thereof) should pursue in connection with the Acquisition or otherwise address the merits of the underlying decision by Nielsen to engage in the Acquisition, including in comparison to other strategies or transactions that might be available to Nielsen or which Nielsen might engage in or consider.

It is understood that this opinion and our advisory services are intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Consideration from a financial point of view. This opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the Acquisition or otherwise.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to holders of Nielsen Ordinary Shares (other than, as applicable, Neptune Intermediate, Neptune Bidco, consortium members of such entities, and their respective affiliates) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

ALLEN & COMPANY LLC

NIELSEN HOLDINGS PLC 675 AVENUE OF AMERICAS NEW YORK, NY 10010 SCAN TO VIEW MATERIALS & VOTE SPECIAL MEETING Full details of the Company Proposals to be proposed at the Special Meeting are set out in the notice of the Special Meeting contained on pages 33 to 38 (inclusive) of the proxy statement of Nielsen Holdings plc dated July 8, 2022 (the "Proxy Statement"). Unless otherwise defined, capitalized terms shall have the same meaning as defined in the Proxy Statement. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or, from a mobile phone, scan the QR code above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 8, 2022. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote must be received by 11:59 p.m. Eastern Time on August 8, 2022. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Nielsen Holdings plc in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D87132-S49370 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NIELSEN HOLDINGS PLC Our Board of Directors recommends that you vote "FOR" the following Proposals: 1. To (a) authorize the members of the Board of Directors (the "Board") of Nielsen Holdings plc ("Nielsen") to take necessary actions for carrying the scheme of arrangement (the "Scheme") into effect, (b) amend Nielsen's articles of association, (c) direct the Board to deliver the order of the U.K. Court sanctioning the Scheme under Section 899(1) of the Companies Act (once obtained) to the Registrar of Companies for England and Wales in accordance with the provisions of the Scheme and the laws of England and Wales and (d) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause Nielsen to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained. 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen's named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

NIELSEN HOLDINGS PLC SPECIAL MEETING PROXY CARD August 9, 2022 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) 675 Avenue of the Americas, New York, NY 10010 or to attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/NLSN2022SM ADMISSION TICKET You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder may be asked to present valid picture identification, such as a driver’s license. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the meeting. If you submit your proxy by telephone or Internet, do not return your proxy card. Thank you for your proxy submission. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com. D87133-S49370 NIELSEN HOLDINGS PLC Notice of Special Meeting of Shareholders August 9, 2022, 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) This proxy is solicited on behalf of the Board of Directors The undersigned shareholder(s) of Nielsen Holdings plc hereby: revoke(s) all proxies heretofore given by the signer(s) to vote at the Special Meeting and any adjournments or postponements thereof; acknowledge(s) receipt of the Notice of the Special Meeting of Nielsen Holdings plc and related Proxy Statement; and appoint(s) David Kenny, Linda Zukauckas, George D. Callard and Jennifer Meschewski, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his or her substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Special Meeting to be held at 8:30 a.m. Eastern Time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed) on August 9, 2022, and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF THE PROXY CARD IS SIGNED BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" BOTH OF THE PROPOSALS DESCRIBED ON THE REVERSE SIDE OF THIS PROXY CARD. CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE

NIELSEN HOLDINGS PLC 675 AVENUE OF AMERICAS NEW YORK, NY 10010 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or, from a mobile phone, scan the QR code above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 8, 2022. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote must be received by 11:59 p.m. Eastern Time on August 8, 2022. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Nielsen Holdings plc in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D87134-S49370 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NIELSEN HOLDINGS PLC By an order dated June 27, 2022 made in the matter of Nielsen Holdings plc ("Nielsen"), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the proxy statement of Nielsen dated July 8, 2022 (the "Proxy Statement")) to be convened for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the "Scheme") between Nielsen and the holders of Scheme Shares (as defined in the Proxy Statement) and that such meeting shall be held at 675 Avenue of the Americas, New York, NY 10010 on August 9, 2022 at 8:15 a.m. Eastern Time (the "Court Meeting"), at which place and time all Scheme Shareholders are requested to attend either in person, remotely via the Internet or telephone, or by proxy. Please read the Notice of Court Meeting in the Proxy Statement before completing this proxy form. Our Board of Directors recommends that you vote "FOR" the following Proposal:1. To approve a Scheme to be made between Nielsen and the Scheme Shareholders (as defined in the Scheme). For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

NIELSEN HOLDINGS PLC COURT MEETING PROXY CARD August 9, 2022 8:15 a.m. Eastern Time 675 Avenue of the Americas, New York, NY 10010 or to attend the meeting live via the Internet, please visit www.virtualshareholdermeeting.com/NLSN2022SM ADMISSION TICKET You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder may be asked to present valid picture identification, such as a driver’s license. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the meeting. If you submit your proxy by telephone or Internet, do not return your proxy card. Thank you for your proxy submission. Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com. D87135-S49370 NIELSEN HOLDINGS PLC Notice of Court Meeting of Shareholders August 9, 2022, 8:15 a.m. Eastern Time This proxy is solicited on behalf of the Board of Directors The undersigned shareholder(s) of Nielsen Holdings plc hereby: revoke(s) all proxies heretofore given by the signer(s) to vote at the Court Meeting and any adjournments or postponements thereof; acknowledge(s) receipt of the Notice of the Court Meeting of Nielsen Holdings plc and related Proxy Statement; and appoint(s) David Kenny, Linda Zukauckas, George D. Callard and Jennifer Meschewski, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his or her substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Court Meeting to be held at 8:15 a.m. Eastern Time on August 9, 2022, and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF THE PROXY CARD IS SIGNED BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE INVALID. CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE